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            CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                   Depositor,

                           DLJ MORTGAGE CAPITAL, INC.,

                                     Seller,

                             WELLS FARGO BANK, N.A.,

     Master Servicer, Servicer, Back-Up Servicer and Trust Administrator,

                        SELECT PORTFOLIO SERVICING, INC.,

                         u.s. bank national association,

                        GREENPOINT MORTGAGE FUNDING, INC.

                                   Servicers,

                           WILSHIRE CREDIT CORPORATION

                                Special Servicer,

                                       and

                      hsbc usa bank, national association,

                                     Trustee

                         POOLING AND SERVICING AGREEMENT

                           DATED AS OF JANUARY 1, 2005

                                   relating to

                      ADJUSTABLE RATE MORTGAGE TRUST 2005-1

          ADJUSTABLE RATE MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,

                                  SERIES 2005-1

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                                TABLE OF CONTENTS

   SECTION 2.03.  Representations and Warranties of the Seller,
                  Master Servicer and Servicers.............................83
   SECTION 2.04.  Representations and Warranties of the Depositor as
                  to the Mortgage Loans.....................................85
    SECTION 2.05. Delivery of Opinion of Counsel in Connection with

   SECTION 3.02.  Subservicing; Enforcement of the Obligations of

   SECTION 3.05.  Collection of Mortgage Loans; Collection Accounts;
                  Certificate Account.......................................97
   SECTION 3.06.  Establishment of and Deposits to Escrow Accounts;
                  Permitted Withdrawals from Escrow Accounts;
                  Payments of Taxes, Insurance and Other Charges............99
   SECTION 3.07.  Access to Certain Documentation and Information
                  Regarding the Non-Designated Mortgage Loans;
                  Inspections..............................................102
   SECTION 3.08.  Permitted Withdrawals from the Collection Accounts and Certificate Account..................................103
   SECTION 3.09.  Maintenance of Hazard Insurance; Mortgage
                  Impairment Insurance and Mortgage Guaranty
                  Insurance Policy; Claims; Restoration of Mortgaged
                  Property.................................................104
   SECTION 3.10.  Enforcement of Due on Sale Clauses; Assumption
                  Agreements...............................................108
   SECTION 3.11.  Realization Upon Defaulted Mortgage Loans;
                  Repurchase of Certain Mortgage Loans.....................109
   SECTION 3.12.  Trustee and Trust Administrator to Cooperate;
                  Release of Mortgage Files................................112
   SECTION 3.13.  Documents, Records and Funds in Possession of a
                  Servicer to be Held for the Trust........................113
   SECTION 3.14.  Servicing Fee; Indemnification of Master Servicer;

   SECTION 3.17.  Annual Independent Public Accountants' Servicing
                  Statement; Financial Statements..........................115
   SECTION 3.18.  Maintenance of Fidelity Bond and Errors and

                                       i

   SECTION 4.07.  Cross-Collateralization; Adjustments to Available

   SECTION 6.02.  Registration of Transfer and Exchange of

   SECTION 6.05.  Access to List of Certificateholders' Names and

ARTICLE VII  THE DEPOSITOR, THE SELLER, THE MASTER  SERVICER, THE
             SERVICERS AND THE SPECIAL SERVICER............................148

   SECTION 7.01.  Liabilities of the Seller, the Depositor, the
                  Master Servicer, the Back-Up Servicer, the
                  Servicers and the Special Servicer.......................148
   SECTION 7.02.  Merger or Consolidation of the Seller, the
                  Depositor, the Back-Up Servicer, the Master
                  Servicer, the Servicers or the Special Servicer..........148
   SECTION 7.03.  Limitation on Liability of the Seller, the
                  Depositor, the Master Servicer, the Back-Up
                  Servicer, the Servicers, the Special Servicer and
                  Others...................................................149
   SECTION 7.04.  Master Servicer and Servicer Not to Resign;
                  Transfer of Servicing....................................149
   SECTION 7.05.  Master Servicer, Seller and Servicers May Own

   SECTION 8.02.  Master Servicer or Trust Administrator to Act;

   SECTION 9.03.  Trustee Not Liable for Certificates or Mortgage

                                       ii

   SECTION 10.03. Trust Administrator Not Liable for Certificates or

   SECTION 10.10. Appointment of Co-Trust Administrator or Separate

   SECTION 11.01. Termination upon Liquidation or Purchase of all

   SECTION 13.02. Master Servicer's Oversight With Respect to the
                  SPS Mortgage Loans.......................................187
   SECTION 13.03. Termination..............................................187
   SECTION 13.04. Liability and Indemnification............................187
   SECTION 13.05. Confidentiality..........................................187

                                      iii

                                    EXHIBITS

   Exhibit D-1:   Form of Class AR Certificate...........................D-1-1
   Exhibit D-2:   Form of Class AR-L Certificate.........................D-2-1

   Exhibit M-1:   Form of Investment Letter..............................M-1-1
   Exhibit M-2:   Form of Rule 144A Letter...............................M-2-1
   Exhibit N:     Form of Investor Transfer Affidavit and Agreement........N-1
   Exhibit O:     Form of Transfer Certificate.............................O-1
   Exhibit P:     Form of SPS Mortgage Loans Report......................P-1-1

   Exhibit V-1:   Form of Master Servicer Certification .................V-1-1
   Exhibit V-2:   Form of Servicer Certification ........................V-2-1

                                    SCHEDULES

   Schedule I:    Mortgage Loan Schedule...................................I-1
   Schedule IIA:  Representations and Warranties of Seller - DLJMC.......IIA-1
   Schedule IIB:  Representations and Warranties of Master Servicer
                  - Wells Fargo..........................................IIB-1
   Schedule IIC:  Representations and Warranties of Servicer -
                  GreenPoint.............................................IIC-1
   Schedule IID:  Representations and Warranties of Servicer - SPS.......IID-1
   Schedule IIE:  Representations and Warranties of Servicer - U.S.
                  Bank...................................................IIE-1
   Schedule IIF:  Representations and Warranties of Servicer - Wells
                  Fargo..................................................IIF-1
   Schedule IIG:  Representations and Warranties of Special Servicer
                  - Wilshire.............................................IIG-1
   Schedule III:  Representations and Warranties of DLJMC - Mortgage
                  Loans..................................................III-1
   Schedule IV:   [Reserved]..............................................IV-1

                                   APPENDICES

   Appendix A:    Calculation of Class Y Principal Reduction
                  Amounts.........................................APPENDIX A-1

                                       iv

                                      -72-

                                       -1-
            THIS POOLING AND SERVICING AGREEMENT, dated as of January 1, 2005, is hereby executed by and among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES
CORP., a Delaware corporation, as depositor (the "Depositor"), DLJ MORTGAGE
CAPITAL, INC. ("DLJMC"), a Delaware corporation, in its capacity, as seller (a
"Seller"), WELLS FARGO BANK, N.A., a national banking association, in its capacity as master servicer (in such capacity, the "Master Servicer"), in its capacity as a servicer (in such capacity, a "Servicer"), in its capacity as back-up servicer (in such capacity, the "Back-Up Servicer") and in its capacity as trust administrator (in such capacity, the "Trust Administrator"), SELECT
PORTFOLIO SERVICING, INC. ("SPS"), a Utah corporation, in its capacity as a servicer (in such capacity, a "Servicer"), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a servicer (a "Servicer"), GREENPOINT MORTGAGE
FUNDING, INC., as a servicer (a "Servicer"), WILSHIRE CREDIT CORPORATION, a
Nevada corporation, as special servicer (the "Special Servicer"), and HSBC BANK
USA, NATIONAL ASSOCIATION, a national banking association, as trustee (the
"Trustee"). Capitalized terms used in this Agreement and not otherwise defined will have the meanings assigned to them in Article I below.

                              PRELIMINARY STATEMENT

            The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund (exclusive of any entitlement to Assigned Prepayment Premiums, the Group 5 Interest Rate Cap
Agreement and assets held in the Group 5 Interest Rate Cap Account) for federal income tax purposes shall consist of four REMICs (referred to as "REMIC I,"
"REMIC II," "REMIC III" and "REMIC IV").

                                     REMIC I

      As provided herein, the Trust Administrator will make an election to treat the segregated pool of assets consisting of the Group 1, Group 2, Group 3 and
Group 4 Mortgage Loans and certain other related assets (exclusive of any entitlement to Assigned Prepayment Premiums, the Group 3 Excess Interest, the
Group 4 Excess Interest, the Group 5 Interest Rate Cap Agreement and the assets held in the Group 5 Interest Rate Cap Account, the Prefunding Accounts and the
Capitalized Interest Accounts) subject to this Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC I." Component I of the Class AR-L Certificates will represent the sole Class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein)
under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated REMIC I Pass-Through Rate")
and initial Uncertificated Principal Balance for each of the "regular interests"
in REMIC I (the "REMIC I Regular Interests") and the Class Principal Balance of
Component I of the Class AR-L Certificates. The "latest possible maturity date"
(determined solely for purposes of satisfying Treasury regulation Section
1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the Maturity
Date. None of the REMIC I Regular Interests will be certificated.

     Class
Designation for                             Initial
  each REMIC I                          Uncertificated
    Regular                                Principal
  Interest and            Uncertificated  Balance or
 Component I of              REMIC I         Class
 the Class AR-L  Type of  Pass-Through     Principal
  Certificates   Interest     Rate          Balance      Final Maturity Date*
---------------  -------  ------------  --------------   --------------------

   Class Y-1     Regular   Variable(1)  $     61,050.51        May 2035
   Class Y-2     Regular   Variable(2)  $    102,899.16        May 2035
   Class Y-3     Regular   Variable(3)  $     54,453.57        May 2035
   Class Y-4     Regular   Variable(4)  $     64,316.64        May 2035
   Class Z-1     Regular   Variable(1)  $122,039,978.24        May 2035
   Class Z-2     Regular   Variable(2)  $205,457,270.60        May 2035
   Class Z-3     Regular   Variable(3)  $108,852,695.30        May 2035
   Class Z-4     Regular   Variable(4)  $128,420,113.31        May 2035
 Component I of
 the Class AR-L  Residual  Variable(1)           $50.00        May 2035

-----------------

*    The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan in the related Loan Group matures. For federal income tax purposes, for each Class of REMIC I Regular and Residual Interests, the "latest possible maturity date" shall be the
     Final Maturity Date.

(1)  Interest distributed to the REMIC I Regular Interests Y-1 and Z-1 and
     Component I of the Class AR-L Certificates on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the
     Group 1 Loans on the applicable Uncertificated Principal Balance or Class
     Principal Balance outstanding immediately before such Distribution Date.

(2)  Interest distributed to the REMIC I Regular Interests Y-2 and Z-2 on each
     Distribution Date will have accrued at the weighted average of the Net
     Mortgage Rates for the Group 2 Loans on the applicable Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.

(3)  Interest distributed to the REMIC I Regular Interests Y-3 and Z-3 on each
     Distribution Date will have accrued at the weighted average of the Net
     Mortgage Rates for the Group 3 Loans less 0.020% on the applicable
     Uncertificated Principal Balance outstanding immediately before such
     Distribution Date.

(4) Interest distributed to the REMIC I Regular Interests Y-4 and Z-4 on each
   Distribution Date will have accrued at the weighted average of the Net
   Mortgage Rates for the Group 4 Loans less 0.020% on the applicable
   Uncertificated Principal Balance outstanding immediately before such
   Distribution Date.

                                    REMIC II

      As provided herein, the Trust Administrator will make an election to treat the segregated pool of assets consisting of the Group 5 Mortgage Loans, the
Group 3 Excess Interest Amount, the Group 4 Excess Interest Amount and certain other related assets (exclusive of any entitlement to Assigned Prepayment
Premiums, the Group 5 Interest Rate Cap Agreement and assets held in Group 5
Interest Rate Cap Account, the Prefunding Accounts and the Capitalized Interest
Accounts) subject to this Agreement as a real estate mortgage investment conduit
(a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as "REMIC II." Component II of the Class AR-L Certificates
will represent the sole Class of "residual interests" in REMIC II for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the
"Uncertificated REMIC II Pass-Through Rate") and initial Uncertificated
Principal Balance for each of the "regular interests" in REMIC II (the "REMIC II
Regular Interests"). The "latest possible maturity date" (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each
REMIC II Regular Interest shall be the Maturity Date. None of the REMIC II
Regular Interests will be certificated.

Class Designation
for each REMIC II
 Regular Interest           Uncertificated     Initial
 and Component II              REMIC II     Uncertificated
of the Class AR-L  Type of   Pass-Through     Principal       Final Maturity
   Certificates    Interest      Rate          Balance            Date*
-----------------  --------  ------------   --------------    --------------

    Class Y-5A     Regular   Variable(1)   $     54,406.19       May 2035
    Class Y-5B     Regular   Variable(2)   $    153,872.78       May 2035
    Class Z-5A     Regular   Variable(1)   $108,757,977.23       May 2035
    Class Z-5B     Regular   Variable(2)   $307,623,922.32       May 2035
   Class LT-IO     Regular   Variable(3)   $                     May 2035
 Component II of
  the Class AR-L   Regular       N/A       $          0.00       May 2035

-------------------

(1)  Interest distributed to the REMIC II Regular Interests Y-5A and Z-5A on
     each Distribution Date will have accrued at the weighted average of the Net
     Mortgage Rates for the Group 5A Loans on the applicable Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.

(2)  Interest distributed to the REMIC II Regular Interests Y-5B and Z-5B on
     each Distribution Date will have accrued at the weighted average of the Net
     Mortgage Rates for the Group 5B Loans on the applicable Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.

(3)  Interest distributed to the REMIC II Regular Interest LT-IO on each
     Distribution Date will be equal to the sum of the Group 3 Excess Interest
     Amount and the Group 4 Excess Interest Amount for such Distribution Date.

                                    REMIC III

      As provided herein, the Trust Administrator will make an election to treat the segregated pool of assets consisting of the REMIC I Regular Interests and the REMIC II Regular Interests and certain other related assets (exclusive of any entitlement to Assigned Prepayment Premiums, the Group 5 Interest Rate Cap
Agreement and assets held in the Group 5 Interest Rate Cap Account, the
Prefunding Accounts and the Capitalized Interest Accounts) subject to this
Agreement as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes, and such segregated pool of assets will be designated as
"REMIC III." Component I of the Class AR Certificates will represent the sole
Class of "residual interests" in REMIC III for purposes of the REMIC Provisions
(as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the "Uncertificated
REMIC III Pass-Through Rate") and initial Uncertificated Principal Balance for each of the "regular interests" in REMIC III (the "REMIC III Regular Interests")
and the Class Principal Balance of Component I of the Class AR Certificates. The
"latest possible maturity date" (determined solely for purposes of satisfying
Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC III Regular
Interest shall be the Maturity Date. None of the REMIC III Regular Interests
will be certificated.

     Class
Designation for                             Initial
 each REMIC III                         Uncertificated
    Regular                                Principal
  Interest and            Uncertificated  Balance or
 Component I of             REMIC III        Class
  the Class AR   Type of  Pass-Through     Principal
  Certificates   Interest     Rate          Balance      Final Maturity Date*
---------------  -------- ------------- ---------------  --------------------

  Class 1-A-1L   Regular   Variable(1)  $114,475,000.00        May 2035
  Class 2-A-1L   Regular   Variable(2)  $192,710,000.00        May 2035
  Class 3-A-1L   Regular   Variable(3)  $102,100,000.00        May 2035
  Class 4-A-1L   Regular   Variable(4)  $120,450,000.00        May 2035
  Class C-B-1L   Regular   Variable(5)  $ 14,410,000.00        May 2035
  Class C-B-2L   Regular   Variable(5)  $  6,780,000.00        May 2035
  Class C-B-3L   Regular   Variable(5)  $  2,260,000.00        May 2035
  Class C-B-4L   Regular   Variable(5)  $  2,825,000.00        May 2035
  Class C-B-5L   Regular   Variable(5)  $  1,130,000.00        May 2035
  Class C-B-6L   Regular   Variable(5)  $  2,260,000.00        May 2035
  Class C-B-7L   Regular   Variable(5)  $  1,695,000.00        May 2035
  Class C-B-8L   Regular   Variable(5)  $  2,545,000.00        May 2035
  Class C-B-9L   Regular   Variable(5)  $  1,412,727.33        May 2035
   Class LT-1    Regular   Variable(6)  $108,738,892.57        May 2035
   Class LT-2    Regular   Variable(6)  $      2,677.82        May 2035
   Class LT-3    Regular      0.00%     $      8,203.42        May 2035
   Class LT-4    Regular   Variable(7)  $      8,203.42        May 2035
   Class LT-5    Regular   Variable(8)  $307,569,701.21        May 2035
   Class LT-6    Regular   Variable(8)  $      7,334.45        May 2035
   Class LT-7    Regular      0.00%     $     23,443.33        May 2035
   Class LT-8    Regular   Variable(9)  $     23,443.33        May 2035
  Class LT-Y5A   Regular  Variable(10)  $     54,406.19        May 2035
  Class LT-Y5B   Regular  Variable(11)  $108,738,892.57        May 2035
   Class IOL                                                   May 2035
                 Regular  Variable(12)  $          0.00
 Component I of
  the Class AR   Residual  Variable(1)  $         50.00        May 2035

-----------------

*    The Distribution Date in the specified month, which is the month following the month the latest maturing Mortgage Loan in the related Loan Group matures. For federal income tax purposes, for each Class of REMIC III
     Regular and Residual Interests, the "latest possible maturity date" shall be the Final Maturity Date.

(1)  Interest distributed to the REMIC III Regular Interest 1-A-1L and Component
     I of the Class AR Certificates on each Distribution Date will have accrued at the weighted average of the Net Mortgage Rates for the Group 1 Loans on the applicable Uncertificated Principal Balance or Class Principal Balance
     outstanding immediately before such Distribution Date.

(2)  Interest distributed to the REMIC III Regular Interest 2-A-1L on each
     Distribution Date will have accrued at the weighted average of the Net
     Mortgage Rates for the Group 2 Loans on the applicable Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.

(3)  Interest distributed to the REMIC III Regular Interest 3-A-1L on each
     Distribution Date will have accrued at the weighted average of the Net
     Mortgage Rates for the Group 3 Loans on the applicable Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.

(4)  Interest distributed to the REMIC III Regular Interest 4-A-1L on each
     Distribution Date will have accrued at the weighted average of the Net
     Mortgage Rates for the Group 4 Loans on the applicable Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.

(5)  Interest distributed to the REMIC III Regular Interests C-B-1L, C-B-2L,
     C-B-3L, C-B-4L, C-B-5L, C-B-6L, C-B-7L, C-B-8L and C-B-9L on each
     Distribution Date will have accrued at the weighted average of (a) the weighted average of the Net Mortgage Rates for the Group 1 Loans, (b) the
     weighted average of the Net Mortgage Rates for the Group 2 Loans, (c) the
     weighted average of the Net Mortgage Rates for the Group 3 Loans, and (d)
     the weighted average of the Net Mortgage Rates for the Group 4 Loans, weighted on the basis of the Subordinate Component Balances of the respective Loan Groups, on the applicable Uncertificated Principal Balance outstanding immediately before such Distribution Date, which is equal to the weighted average of the interest rates on the Class Y-1, Class Y-2,
     Class Y-3 and Class Y-4 REMIC I Regular Interests weighted on the basis of their respective principal balances

(6)  Interest distributed to the REMIC III Regular Interests LT-1 and LT-2 on
     each Distribution Date will have accrued at the weighted average of the Net
     Mortgage Rates for the Group 5A Loans on the applicable Uncertificated
     Principal Balance outstanding immediately before such Distribution Date

(7)  Interest distributed to the REMIC III Regular Interest LT-4 on each
     Distribution Date will have accrued at twice the weighted average of the
     Net Mortgage Rates for the Group 5A Loans on the applicable Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.

(8)  Interest distributed to the REMIC III Regular Interests LT-5 and LT-6 on
     each Distribution Date will have accrued at the weighted average of the Net
     Mortgage Rates for the Group 5B Loans on the applicable Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.

(9)  Interest distributed to the REMIC III Regular Interest LT-8 on each
     Distribution Date will have accrued at twice the weighted average of the
     Net Mortgage Rates for the Group 5B Loans on the applicable Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.

(10) Interest distributed to the REMIC III Regular Interest LT-Y5A on each
     Distribution Date will have accrued at the weighted average of the Net
     Mortgage Rates for the Group 5A Loans on the applicable Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.

(11) Interest distributed to the REMIC III Regular Interest LT-Y5B on each
     Distribution Date will have accrued at the weighted average of the Net
     Mortgage Rates for the Group 5B Loans on the applicable Uncertificated
     Principal Balance outstanding immediately before such Distribution Date.

(12) Interest distributed to the REMIC III Regular Interest IOL on each
     Distribution Date will be equal to the sum of the Group 3 Excess Interest
     Amount and the Group 4 Excess Interest Amount for such Distribution Date.

                                    REMIC IV

            As provided herein, the Trust Administrator will elect to treat the segregated pool of assets consisting of the REMIC III Regular Interests as a
REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC IV. Component II of the Class AR Certificates will represent the sole Class of "residual interests" in REMIC IV for purposes of the
REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate
Principal Balance, certain features, Final Scheduled Distribution Date and initial ratings for each Class of Certificates comprising the interests representing "regular interests" in REMIC IV and Component II of the Class AR
Certificates. The "latest possible maturity date" (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each
Class of REMIC IV Regular Certificates shall be the Maturity Date.

                                                                       Integral
                           Class                                       Multiples
                         Principal       Pass-Through      Minimum    in Excess
      Class               Balance      Rate (per annum) Denomination  of Minimum
------------------   --------------    ---------------- ------------  ----------
  Class 1-A-1        $114,475,000.00     Variable(1)     $ 25,000         $1
  Class 2-A-1        $105,000,000.00     Variable(2)     $ 25,000         $1
 Class 2-A-2-1       $ 67,540,000.00     Variable(2)     $ 25,000         $1
 Class 2-A-2-2       $ 20,170,000.00     Variable(2)     $ 25,000         $1
  Class 3-A-1        $102,100,000.00     Variable(3)     $ 25,000         $1
  Class 4-A-1        $120,450,000.00     Variable (4)    $ 25,000         $1
 Class 5-A-1-1       $ 88,130,000.00     Variable (5)    $ 25,000         $1
 Class 5-A-1-2       $  9,800,000.00     Variable (6)    $ 25,000         $1
  Class 5-A-2        $277,000,000.00     Variable (7)    $ 25,000         $1
  Class 5-M-1        $ 22,910,000.00     Variable(8)     $ 25,000         $1
  Class 5-M-2        $ 10,210,000.00     Variable(9)     $ 25,000         $1
  Class 5-M-3        $  5,415,000.00     Variable(10)    $ 25,000         $1
  Class 5-M-4        $  3,125,000.00     Variable(11)    $ 25,000         $1
  Class C-B-1        $ 14,410,000.00     Variable(12)    $ 25,000         $1
  Class C-B-2        $  6,780,000.00     Variable(12)    $ 25,000         $1
  Class C-B-3        $  2,260,000.00     Variable(12)    $ 25,000         $1
  Class C-B-4        $  2,825,000.00     Variable(12)    $ 25,000         $1
  Class C-B-5        $  1,130,000.00     Variable(12)    $ 25,000         $1
  Class C-B-6        $  2,260,000.00     Variable(12)    $ 25,000         $1
  Class C-B-7        $  1,695,000.00     Variable(12)    $ 25,000         $1
  Class C-B-8        $  2,545,000.00     Variable(12)    $ 25,000         $1
  Class C-B-9        $  1,412,727.33     Variable(12)    $ 25,000         $1
   Class 5-X                  (13)       Variable (14)        (15)        N/A
    Class P                   (16)       N/A                  (17)        N/A
Component II of
  Class AR(18)       $          0.00     N/A                  (19)        N/A

------------------

(1)  The Pass-Through Rate for the February 2005 Distribution Date for the Class
     1-A-1 Certificates is 4.3861% per annum. After such Distribution Date, the
     Pass-Through Rate for these Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 1 for that Distribution Date.

(2)  The Pass-Through Rate for the February 2005 Distribution Date for the Class
     2-A-1, Class 2-A-2-1 and Class 2-A-2-2 Certificates is 4.6738% per annum.
     After such Distribution Date, the Pass-Through Rate for these Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 2 for that Distribution Date.

(3)  The Pass-Through Rate for the February 2005 Distribution Date for the Class
     3-A-1 Certificates is 4.6506% per annum. After such Distribution Date, the
     Pass-Through Rate for these Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 3 for that Distribution Date.

(4)  The Pass-Through Rate for the February 2005 Distribution Date for the Class
     4-A-1 Certificates is 5.1606% per annum. After such Distribution Date, the
     Pass-Through Rate for these Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 4 for that Distribution Date.

(5)  The Pass-Through Rate for the February 2005 Distribution Date for the Class
     5-A-1-1 Certificates is 2.860% per annum. After such Distribution Date, the
     Pass-Through Rate for the Class 5-A-1-1 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 5A Net Funds Cap and (c) 11.00%.

(6)  The Pass-Through Rate for the February 2005 Distribution Date for the Class
     5-A-1-2 Certificates is 2.950% per annum. After such Distribution Date, the
     Pass-Through Rate for the Class 5-A-1-2 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 5A Net Funds Cap and (c) 11.00%.

(7)  The Pass-Through Rate for the February 2005 Distribution Date for the Class
     5-A-2 Certificates is 2.880% per annum. After such Distribution Date, the
     Pass-Through Rate for the Class 5-A-2 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 5B Net Funds Cap and (c) 11.00%.

(8)  The Pass-Through Rate for the February 2005 Distribution Date for the Class
     5-M-1 Certificates is 3.100% per annum. After such Distribution Date, the
     Pass-Through Rate for the Class 5-M-1 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 5 Subordinate Net Funds Cap and (c) 11.00%.

(9)  The Pass-Through Rate for the February 2005 Distribution Date for the Class
     5-M-2 Certificates is 3.550% per annum. After such Distribution Date, the
     Pass-Through Rate for the Class 5-M-2 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 5 Subordinate Net Funds Cap and (c) 11.00%.

(10) The Pass-Through Rate for the February 2005 Distribution Date for the Class
     5-M-3 Certificates is 4.150% per annum. After such Distribution Date, the
     Pass-Through Rate for the Class 5-M-3 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 5 Subordinate Net Funds Cap and (c) 11.00%.

(11) The Pass-Through Rate for the February 2005 Distribution Date for the Class
     5-M-4 Certificates is 4.750% per annum. After such Distribution Date, the
     Pass-Through Rate for the Class 5-M-4 Certificates shall be a per annum rate equal to the least of (a) the sum of the applicable Certificate Index and the applicable Certificate Margin for such Distribution Date, (b) the applicable Group 5 Subordinate Net Funds Cap and (c) 11.00%.

(12) The Pass-Through Rate for the February 2005 Distribution Date for the Class
     C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5, Class C-B-6,
     Class C-B-7, Class C-B-8 and Class C-B-9 Certificates is 4.7179% per annum.
     After such Distribution Date, the Pass-Through Rate for each of the Class
     C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5, Class C-B-6,
     Class C-B-7, Class C-B-8 and Class C-B-9 Certificates shall be a per annum rate equal to the quotient, expressed as a percentage of (a) the sum of (i)
     the product of (x) the Net WAC Rate of Loan Group 1 for that Distribution
     Date and (y) the Subordinate Component Balance for Loan Group 1 immediately prior to such Distribution Date, (ii) the product of (x) the Net WAC Rate of Loan Group 2 for that Distribution Date and (y) the Subordinate
     Component Balance for Loan Group 2 immediately prior to such Distribution
     Date, (iii) the product of (x) the Net WAC Rate of Loan Group 3 for that
     Distribution Date and (y) the Subordinate Component Balance for Loan Group
     3 immediately prior to such Distribution Date, and (iv) the product of (x)
     the Net WAC Rate pf Loan Group 4 for that Distribution Date and (y) the
     Subordinate Component Balance for Loan Group 4 immediately prior to such
     Distribution Date, divided by (b) the aggregate of the Subordinate
     Component Balances for Loan Group 1, Loan Group 2, Loan Group 3 and Loan
     Group 4 immediately prior to such Distribution Date.

(13) The Class 5-X Certificates will not accrue interest on their Class
     Principal Balance. With the exception of the first Distribution Date (as provided in footnote 21 below), the Class 5-X Certificates accrue interest on the Class 5-X Notional Amount.

(14) The Class 5-X Certificates will be comprised of two REMIC IV regular interests, a principal only regular interest designated 5-X-PO and an interest only regular interest designated 5-X-IO, which will be entitled to distributions as set forth herein. On each Distribution Date, the Class 5-X
     Certificates shall be entitled to the Class 5-X Distributable Amount. With respect to any Distribution Date after the first distribution date, interest accrued on the Class 5-X Certificates during the related Accrual
     Period shall equal interest at the related Pass-Through Rate on the Class
     5-X Notional Amount immediately prior to such Distribution Date, in each case reduced by any interest shortfalls with respect to the Mortgage Loans in the related Loan Group including Prepayment Interest Shortfalls to the extent not covered by Compensating Interest. The Pass-Through Rate for the
     Class 5-X Certificates or the REMIC IV Regular Interest 5-X-IO for any
     Distribution Date shall equal a per annum rate equal to the percentage equivalent of a fraction, the numerator of which is the product of (a) 30 and (b) the sum of the amounts calculated pursuant to clauses (i) through
     (iv) below, and the denominator of which is the product of (a) the actual number of days in the related Accrual Period and (b) the aggregate principal balance of the REMIC III Regular Interests LT1, LT2, LT3, LT4,
     LT5, LT6, LT7, LT8, LT9, LT10, LT11, LT12, LT-Y5A and LT-Y5B. For purposes of calculating the Pass-Through Rate for the Class 5-X Certificates, the
     numerator is equal to the sum of the following components:

     (i)  the Uncertificated Pass-Through Rate for REMIC III Regular Interests
          LT1 and LT-Y5A minus the Marker Rate, applied to a notional amount equal to the aggregate Uncertificated Principal Balance of REMIC III
          Regular Interests LT1 and LT-Y5A;

     (ii) the Uncertificated Pass-Through Rate for REMIC III Regular Interest
          LT2 minus the Marker Rate, applied to a notional amount equal to the
          Uncertificated Principal Balance of REMIC III Regular Interest LT2;

     (iii) the Uncertificated Pass-Through Rate for REMIC III Regular Interest
          LT4 minus twice the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest
          LT4;

     (iv) the Uncertificated Pass-Through Rate for REMIC III Regular Interests
          LT5 and LT-Y5B minus the Marker Rate, applied to a notional amount equal to the aggregate Uncertificated Principal Balance of REMIC III
          Regular Interests LT5 and LT-Y5B;

     (v)  the Uncertificated Pass-Through Rate for REMIC III Regular Interest
          LT6 minus the Marker Rate, applied to a notional amount equal to the
          Uncertificated Principal Balance of REMIC III Regular Interest LT6;
          and

     (vi) the Uncertificated Pass-Through Rate for REMIC III Regular Interest
          LT8 minus twice the Marker Rate, applied to a notional amount equal to the Uncertificated Principal Balance of REMIC III Regular Interest
          LT8.

     Accrued interest on the Class 5-X Certificates shall accrue on the basis of a 360-day year and the actual number of days in the related Accrual Period.
     Payments to any Class of Group 5 Certificates in respect of Basis Risk
     Shortfalls from the Group 5 Available Distribution Amount shall be deemed to have first been distributed from REMIC IV to the holders of the Class
     5-X Certificates in respect of the Class 5-X-IO REMIC IV Regular Interest and then paid by such holders to such Class of Group 5 Certificates.

(15) The Class 5-X Certificates will be issued in certificated, fully-registered form in minimum denominations of 20% of the Percentage Interest therein and increments of 10% in excess thereof.

(16) The Class P Certificates will not have a Class Principal Balance, will be entitled to distributions of Assigned Prepayment Premiums only and such entitlement shall not be an interest in any REMIC created hereunder.

(17) The Class P Certificates will be issued in certificated, fully-registered form in minimum denominations of 20% of the Percentage Interest therein and increments of 10% in excess thereof.

(18) The Class AR Certificates are not themselves issued by REMIC IV, instead, the Class AR Certificates will represent ownership of two REMIC residual interests - Component I of the Class AR (which is the residual interest in
     REMIC III) and Component II of the Class AR (which is the residual interest in REMIC IV).

(19) The Class AR Certificates are issued in minimum Percentage Interests of
     20%.

            For the avoidance of doubt, the Trust Administrator shall account for any interest amount due to a Certificateholder in excess of the interest rate on the REMIC regular interest issued by REMIC IV corresponding to such
Certificate as part of the payment made to the Class 5-X Certificates, to the extent it is entitled to funds from the REMIC, and then paid outside of the
REMIC pursuant to a separate contractual right to such Certificateholder.

            The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to REMIC IV as cash flow on a REMIC regular interest, without creating any shortfall--actual or potential (other than for credit losses) to any REMIC regular interest. To the extent that the structure is believed to diverge from such intention the Trust Administrator shall resolve ambiguities to accomplish such result and shall to the extent necessary rectify any drafting errors or seek clarification to the structure without Certificateholder approval (but with guidance of counsel) to accomplish such intention.

            Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates.   All Classes of Certificates  other than the Physical
                           Certificates.

Class A Certificates....   The Group 1,  Group 2,  Group 3,  Group 4,  Group 5A
                           and Group 5B Certificates.

Class C-B Certificates..   The Class C-B-1, Class C-B-2, Class C-B-3, Class
                           C-B-4, Class C-B-5, Class C-B-6, Class C-B-7,
                           Class C-B-8 and Class C-B-9 Certificates.

Class M Certificates....   The Class 5-M-1, Class 5-M-2, Class 5-M-3  and
                            Class 5-M-4 Certificates.

ERISA-Restricted Residual  Certificates and Private Certificates; and
  Certificates..........   any Certificates that do not satisfy the applicable
                           ratings requirement under the Underwriter's
                           Exemption.

Group 1 Certificates....   The Class 1-A-1 and Residual Certificates.

Group 2 Certificates....   The Class  2-A-1, Class 2-A-2-1 and Class  2-A-2-2
                           Certificates.

Group 3 Certificates....   The Class 3-A-1 Certificates.

Group 4 Certificates....   The Class 4-A-1 Certificates.

Group 5 Certificates....   The  Group 5A, Group 5B, Class 5-X and Class M
                           Certificates.

Group 5A Certificates...   The Class 5-A-1-1 and Class 5-A-1-2 Certificates.

Group 5B Certificates...   The Class 5-A-2 Certificates.

LIBOR Certificates......   The  Group 5A, Group 5B, Class M and  Class C-B-1
                           Certificates.
Notional Amount
Certificates............   The Class 5-X Certificates.

Offered Certificates....   All Classes of Certificates other than the Private
                           Certificates.

Private Certificates....   The Class C-B-7, Class C-B-8, Class C-B-9, Class 5-X
                           and Class P Certificates.

Physical Certificates...   The Residual Certificates and the Private
                           Certificates.

Rating Agencies.........   Moody's and S&P.

Regular Certificates....   All Classes of Certificates other than the Residual
                           Certificates.

Residual Certificates...   The Class AR and Class AR-L Certificates.

Senior Certificates.....   The Class A Certificates.

Subordinate Certificates   The Class M, Group C-B and Class 5-X Certificates.

            All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders. The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

            The parties hereto intend to effect an absolute sale and assignment of the Mortgage Loans to the Trustee for the benefit of Certificateholders under this Agreement. However, the Depositor and the Seller will hereunder absolutely assign and, as a precautionary matter grant a security interest, in and to its rights, if any, in the related Mortgage Loans to the Trustee on behalf of
Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

                          W I T N E S S E T H T H A T:

            In consideration of the mutual agreements herein contained, the
Depositor, the Seller, the Master Servicer, the Servicers, the Special Servicer,
the Trustee and the Trust Administrator agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            1933 Act:  The Securities Act of 1933, as amended.

            Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

            Accrual Period: For any interest bearing Class of Certificates, other than the LIBOR Certificates, and any Distribution Date, the calendar month immediately preceding the related Distribution Date and with respect to the
LIBOR Certificates, the period beginning on the immediately preceding
Distribution Date (or the Closing Date, in the case of the first Accrual Period)
and ending on the day immediately preceding such Distribution Date.

            Advance: With respect to any Non-Designated Mortgage Loan, and
Interim Servicer Advance made with respect to the February 2005 Distribution
Date and any payment required to be made by a Servicer or the Master Servicer, as applicable, with respect to any Distribution Date pursuant to Section 5.01.

            With respect to any GMAC Mortgage Serviced Mortgage Loan, the payment required to be made by (i) GMAC Mortgage with respect to any
Distribution Date pursuant to Section 5.03 of the Servicing Agreement referred to in the GMAC Mortgage Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.22(b) of this Agreement.

            With respect to any IndyMac Serviced Mortgage Loan, the payment required to be made by (i) IndyMac on the Remittance Date (as defined in the
IndyMac Servicing Agreement) relating to any Distribution Date pursuant to
Section 5.03 of the Servicing Agreement referred to in the IndyMac Servicing
Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.22(b) of this Agreement.

            Adverse REMIC Event:  As defined in Section 2.07(f).

            Adjustment Date: With respect to each Mortgage Loan, each adjustment date on which the Mortgage Rate thereon changes pursuant to the related Mortgage
Note. The first Adjustment Date following the Cut-off Date as to each such
Mortgage Loan is set forth in the Mortgage Loan Schedule.

            Aggregate Group 1 Collateral Balance: As to any date of
determination will be equal to the sum of the Aggregate Group 1 Loan Balance and the amount, if any, then on deposit in the Group 1 Prefunding Account.

            Aggregate Group 2 Collateral Balance: As to any date of
determination will be equal to the sum of the Aggregate Group 2 Loan Balance and the amount, if any, then on deposit in the Group 2 Prefunding Account.

            Aggregate Group 5 Collateral Balance: As to any date of
determination will be equal to the sum of the Aggregate Group 5 Loan Balance and the amount, if any, then on deposit in the Group 5B Prefunding Account.

                                       10

            Aggregate Group 1 Loan Balance: As to any date of determination will be equal to the aggregate of the Stated Principal Balances of the Mortgage Loans
in Loan Group 1, unless otherwise specified, as of the first day of such month.

            Aggregate Group 2 Loan Balance: As to any date of determination will be equal to the aggregate of the Stated Principal Balances of the Mortgage Loans
in Loan Group 2, unless otherwise specified, as of the first day of such month.

            Aggregate Group 5 Loan Balance: As to any date of determination will be equal to the aggregate of the Stated Principal Balances of the Mortgage Loans
in Loan Group 5A and Loan Group 5B, unless otherwise specified, as of the first day of such month.

            Aggregate Loan Group Balance: As to any Loan Group, and as of any
date of determination, will be equal to the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the first day of such month.

            Aggregate Subsequent Transfer Amount: With respect to any Subsequent
Transfer Date, the aggregate Stated Principal Balances as of the applicable
Cut-off Date of the Subsequent Mortgage Loans conveyed on such Subsequent
Transfer Date, as listed on the revised Mortgage Loan Schedule delivered pursuant to Section 2.01(e); provided, however, that such amount shall not exceed the amount on deposit in the related Prefunding Account.

            Agreement:   This  Pooling  and   Servicing   Agreement   and  all
amendments or supplements hereto.

            Ancillary Income: All income derived from the Non-Designated
Mortgage Loans, other than Servicing Fees and Master Servicing Fees, including but not limited to, late charges, Prepayment Premiums (other than Assigned
Prepayment Premiums), fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.
Ancillary Income does not include any Assigned Prepayment Premiums.

            Applied Loss Amount: As to any Distribution Date, with respect to the Group 5 Certificates, the excess, if any, of (i) the aggregate Class
Principal Balances of the Group 5 Certificates (other than the related Notional
Amount Certificates), after giving effect to all Realized Losses with respect to the Mortgage Loans in Loan Group 5 during the Collection Period for such
Distribution Date and payments of principal on such Distribution Date over (ii)
the Aggregate Group 5 Collateral Balance for such Distribution Date.

            Appraised Value: The appraised value of the Mortgaged Property based upon the appraisal made for the originator at the time of the origination of the related Mortgage Loan or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or (i) with respect to any Mortgage Loan that represents a refinancing other than a Streamlined Mortgage Loan, the lower of the appraised value at origination or the appraised value of the Mortgaged
Property based upon the appraisal made at the time of such refinancing and (ii)
with respect to any Streamlined Mortgage Loan, the appraised value of the
Mortgaged Property based upon the appraisal made in connection with the origination of the mortgage loan being refinanced.

            Assigned   Prepayment   Premium:   Any  Prepayment  Premium  on  a
Mortgage Loan.

            Assignment and Assumption  Agreement:  That certain assignment and assumption agreement dated as of January 1,  2005, by and between DLJ Mortgage
Capital,  Inc., as assignor, and the Depositor,  as assignee,  relating to the
Mortgage Loans.

            Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment or mortgage of the related Proprietary Lease from the Mortgagor to the originator of the Cooperative Loan.

            Available Distribution Amount: With respect to any Distribution Date and each of Group 1, Group 2, Group 3 and Group 4 the sum of:

          (i) all amounts in respect of Scheduled Payments (net of the related
     Expense Fees) due on the related Due Date and received prior to the related
     Determination Date on the related Mortgage Loans, together with any
     Advances in respect thereof;

          (ii) all Insurance Proceeds (to the extent not applied to the restoration of the Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicer's Accepted Servicing Standards), all Liquidation Proceeds received during the calendar month preceding the month of that Distribution Date on the related Mortgage Loans, in each case net of unreimbursed Liquidation Expenses incurred with respect to such
     Mortgage Loans;

          (iii) all Principal Prepayments received during the related Prepayment
     Period on the related Mortgage Loans, excluding Prepayment Premiums (other than Assigned Prepayment Premiums);

          (iv) amounts received with respect to such Distribution Date as the
     Substitution Adjustment Amount or Purchase Price in respect of a Mortgage
     Loan in the related Loan Group repurchased by the Seller, purchased by a
     Holder of a Subordinate Certificate pursuant to Section 3.11(f) or purchased by the Special Servicer pursuant to Section 3.11(g) as of such
     Distribution Date;

          (v) with respect to Loan Group 1 and Loan Group 2, and only with respect to any Distribution Date on or prior to the Distribution Date in
     April 2005, any amounts withdrawn from the Group 1 Capitalized Interest
     Account or Group 2 Capitalized Interest Account, as applicable, for that
     Distribution Date;

          (vi) with respect to Loan Group 1 and Loan Group 2, and only with respect to the Distribution Date in April 2005, the amount remaining in the
     Group 1 Prefunding Account or Group 2 Prefunding Account, as applicable;

          (vii) any amounts payable as Compensating Interest Payments by a
     Servicer with respect to the related Mortgage Loans on such Distribution
     Date;

          (viii) all Recoveries, if any; and

          (ix) the portion of the Mortgage Loan Purchase Price related to such
     Loan Group paid in connection with an Optional Termination up to the amount of the Par Value for such Loan Group;

in the case of clauses (i) through (vi) above reduced by amounts in reimbursement for Advances previously made and other amounts as to which the
Trustee, the Trust Administrator, a Servicer or the Master Servicer is entitled to be reimbursed pursuant to Section 3.08 in respect of the related Mortgage
Loans or otherwise.

                                       12

            Back-Up Servicer: Wells Fargo Bank, National Association, acting in its capacity as back-up servicer for the SPS Serviced Loans hereunder, or its successors in interest, as applicable.

            Bankruptcy Code: The United States Bankruptcy Code, as amended from time to time (11 U.S.C. ss.ss. 101 et seq.).

            Bankruptcy  Coverage  Termination Date: The point in time at which the Bankruptcy Loss Coverage Amount is reduced to zero.

            Bankruptcy  Loss: With respect to any Loan Group,  Realized Losses on the Mortgage Loans in that Loan  Group incurred  as a result of a Deficient
Valuation or Debt Service Reduction.

            Bankruptcy Loss Coverage Amount: As of any Determination Date, the
Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Loss Coverage
Amount as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Class C-B Certificates since the Cut-off Date and (ii) any permissible reductions in the Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trust Administrator to the effect that any such reduction will not result in a downgrading, or otherwise adversely affect, of the then current ratings assigned to such Classes of Certificates rated by it.

            Basis Risk Shortfall: For any Class of LIBOR Certificates and any
Distribution Date, the sum of (i) the excess, if any, of (a) the related Current
Interest calculated on the basis of the least of (x) the applicable Certificate
Index plus the applicable Certificate Margin, (y) the Maximum Interest Rate and
(z) 11.00% over (b) the related Current Interest for the applicable Distribution
Date, (ii) any amount described in clause (i) remaining unpaid from prior
Distribution Dates, and (iii) interest on the amount in clause (ii) for the related Accrual Period calculated at a per annum rate equal to the least of (x)
the applicable Certificate Index plus the applicable Certificate Margin, (y) the applicable Maximum Interest Rate and (z) 11.00%.

            Beneficial Holder: A Person holding a beneficial interest in any
Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate.

            Book-Entry   Certificates:   As  specified   in  the   Preliminary
Statement.

            Book-Entry Form: Any Certificate held through the facilities of the
Depository.

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii)
a day on which banking institutions in New York or the state in which the office of the Master Servicer or any Servicer or the Corporate Trust Office of the
Trustee or Trust Administrator are located are authorized or obligated by law or executive order to be closed.

            Capitalized  Interest  Account:  The Group 1 Capitalized  Interest
Account, Group 2 Capitalized Interest Account or Group 5B Capitalized Interest
Account, as applicable.

            Carryforward Interest: For any Class of LIBOR Certificates and any
Distribution Date, the sum of (1) the amount, if any, by which (x) the sum of
(A) Current Interest for such Class for the immediately preceding Distribution
Date and (B) any unpaid Carryforward Interest for such Class from previous
Distribution Dates exceeds (y) the amount paid in respect of interest on such
Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Pass-Through Rate.

                                       14

            Cash Remittance Date: With respect to any Distribution Date and (A)
SPS, the 7th calendar day preceding such Distribution Date, or if such 7th calendar day is not a Business Day, the Business Day immediately preceding such
7th calendar day, (B) GreenPoint, the 7th calendar day preceding such
Distribution Date, or if such 7th calendar day is not a Business Day, the
Business Day immediately following such 7th calendar day, (C) U.S. Bank, the 7th calendar day preceding such Distribution Date, or if such 7th calendar day is not a Business Day, the Business Day immediately following such 7th calendar day, (D) Wells Fargo, the 18th calendar day of the month in which the
Distribution Date occurs, or if such 18th calendar day is not a Business Day, the Business Day immediately following such 18th calendar day and (E) the
Designated Servicers and the Special Servicer, the 18th calendar day of the month in which the Distribution Date occurs, or if such 18th calendar day is not a Business Day, the Business Day immediately following such 18th calendar day.

            Certificate: Any Certificates executed and authenticated by the
Trust Administrator on behalf of the Trustee for the benefit of the
Certificateholders in substantially the form or forms attached as Exhibits A through G hereto.

            Certificate Account: The separate Eligible Account created and maintained with the Trust Administrator, or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the
United States or any state thereof pursuant to Section 3.05, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trust Administrator, as agent for the Trustee, on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies. Funds in the Certificate Account may
(i) be held uninvested without liability for interest or compensation thereon or
(ii) be invested at the direction of the Trust Administrator in Eligible
Investments and reinvestment earnings thereon (net of investment losses) shall be paid to the Trust Administrator. Funds deposited in the Certificate Account
(exclusive of the amounts permitted to be withdrawn pursuant to Section 3.08(b))
shall be held in trust for the Certificateholders.

            Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof (i)
minus all distributions of principal and allocations of Realized Losses, including Excess Losses or Applied Loss Amounts, as applicable, previously made or allocated with respect thereto and, in the case of any Subordinate
Certificates, reduced by any such amounts allocated to such Class on prior
Distribution Dates pursuant to Section 4.02 and (ii) plus the amount of any increase to the Certificate Balance of such Certificate pursuant to Section
4.03.

            With respect to each Class 5-X Certificate, on any date of determination, an amount equal to the Percentage Interest evidenced by such
Certificate multiplied by an amount equal to (i) the excess, if any, of (A) the then aggregate Stated Principal Balance of the Group 5 Loans over (B) the then aggregate Class Principal Balance of the Group 5A, Group 5B and Class M
Certificates then outstanding, which represents the sum of (i) the initial principal balance of the REMIC IV Regular Interest 5-X-PO, as reduced by
Realized Losses allocated thereto and payments deemed made thereon, and (ii)
accrued and unpaid interest on the REMIC IV Regular Interest 5-X-IO, as reduced by Realized Losses allocated thereto.

            Certificate  Group:  Any  of  Certificate   Group 1,   Certificate
Group 2,  Certificate Group 3,  Certificate Group 4 or Certificate Group 5, as
applicable.

            Certificate   Group 1:  Any  of  the  Certificates  with  a  Class
designation beginning with "1" and relating to Loan Group 1.

            Certificate   Group 2:  Any  of  the  Certificates  with  a  Class
designation beginning with "2" and relating to Loan Group 2.

            Certificate   Group 3:  Any  of  the  Certificates  with  a  Class
designation beginning with "3" and relating to Loan Group 3.

            Certificate   Group 4:  Any  of  the  Certificates  with  a  Class
designation beginning with "4" and relating to Loan Group 4.

            Certificate   Group 5:  Any  of  the  Certificates  with  a  Class
designation beginning with "5" and relating to Loan Group 5.

                                       14

            Certificate Index: With respect to each Distribution Date and the
LIBOR Certificates, the rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the related Interest
Determination Date relating to each Class of LIBOR Certificates. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying one month LIBOR or comparable rates as may be reasonably selected by the Trust Administrator after consultation with DLJMC), the rate will be the related Reference Bank Rate. If no such quotations can be obtained and no related Reference Bank Rate is available, the Certificate Index with respect to the LIBOR Certificates will be the Certificate Index applicable to such
Certificates on the preceding Distribution Date.

            On the Interest Determination Date immediately preceding each
Distribution Date, the Trust Administrator shall determine each Certificate
Index for the Accrual Period commencing on such Distribution Date and inform the
Master Servicer and each Servicer of such rate.

            Certificate Margin: As to each Class of LIBOR Certificates, the applicable amount set forth below:

                                       Certificate Margin
               Class                (1)                 (2)
              5-A-1-1             0.310%               0.620%
              5-A-1-2             0.400%               0.800%
               5-A-2              0.330%               0.660%
               5-M-1              0.550%               1.050%
               5-M-2              1.000%               1.500%
               5-M-3              1.600%               2.100%
               5-M-4              2.200%               2.700%

        -----------

        (1) On and prior to the first Distribution Date on which the Optional
            Termination for Loan Group 5 may occur.

        (2) After the first Distribution Date on which the Optional Termination for Loan Group 5 may occur.

            Certificate   Register:   The  register   maintained  pursuant  to
Section 6.02(a) hereof.

            Certificateholder   or   Holder:   The  Person  in  whose  name  a
Certificate is registered in the Certificate Register.

                                       15

            Class:  All  Certificates  bearing the same class  designation  as set forth in the Preliminary Statement.

            Class C-B Credit Support Depletion Date: The first Distribution Date on which the aggregate Class Principal Balance of the Class C-B Certificates has
been or will be reduced to zero.

            Class 5-M-1 Principal Payment Amount: For any Distribution Date on
or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Class 5-A-1-1, Class
5-A-1-2 and Class 5-A-2 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal Balance of the
Class 5-M-1 Certificates immediately prior to such Distribution Date exceeds (y)
the lesser of (A) the product of (i) 90.00% and (ii) the Aggregate Group 5
Collateral Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Group 5 Collateral Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Group 5 Collateral Balance as of the Initial
Cut-off Date.

            Class 5-M-2 Principal Payment Amount: For any Distribution Date on
or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Class 5-A-1-1, Class
5-A-1-2, Class 5-A-2 and Class 5-M-1 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class Principal
Balance of the Class 5-M-2 Certificates immediately prior to such Distribution
Date exceeds (y) the lesser of (A) the product of (i) 94.90% and (ii) the
Aggregate Group 5 Collateral Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Group 5 Collateral Balance for such
Distribution Date exceeds (ii) 0.50% of the Aggregate Group 5 Collateral Balance
as of the Initial Cut-off Date.

            Class 5-M-3 Principal Payment Amount: For any Distribution Date on
or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Class 5-A-1-1, Class
5-A-1-2 and Class 5-A-2, Class 5-M-1 and Class 5-M-2 Certificates, in each case, after giving effect to payments on such Distribution Date and (ii) the Class
Principal Balance of the Class 5-M-3 Certificates immediately prior to such
Distribution Date exceeds (y) the lesser of (A) the product of (i) 97.50% and
(ii) the Aggregate Group 5 Collateral Balance for such Distribution Date and (B)
the amount, if any, by which (i) the Aggregate Group 5 Collateral Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Group 5 Collateral
Balance as of the Initial Cut-off Date.

            Class 5-M-4 Principal Payment Amount: For any Distribution Date on
or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal Balance of the Class 5-A-1-1, Class
5-A-1-2, Class 5-A-2, Class 5-M-1, Class 5-M-2 and Class 5-M-3 Certificates, in
each case, after giving effect to payments on such Distribution Date and (ii)
the Class Principal Balance of the Class 5-M-4 Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 99.00%
and (ii) the Aggregate Group 5 Collateral Balance for such Distribution Date and
(B) the amount, if any, by which (i) the Aggregate Group 5 Collateral Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Group 5
Collateral Balance as of the Initial Cut-off Date.

                                       16

            Class 5-X Distributable Amount: On the first Distribution Date, the
Class 5-X Distributable Amount shall be equal to the excess of (a) the interest accruing on the Group 5 Mortgage Loans (disregarding for purposes of determining this rate any prepayments during the first Accrual Period and continuing to treat such Mortgage Loans as outstanding) over (b) the Current Interest due on the Class 5-A-1-1, Class 5-A-1-2, Class 5-A-2, Class 5-M-1, Class 5-M-2, Class
5-M-3 and Class 5-M-4 Certificates on such Distribution Date. With respect to any Distribution Date after the first Distribution Date and the Class 5-X
Certificates, to the extent of any Monthly Excess Cashflow remaining on such
Distribution Date after the distribution of amounts pursuant to Section
4.01(II)(d)(i)-(xi), the sum of (a) the amount of interest accrued during the related Accrual Period on the Class 5-X Certificates (as described in the
Preliminary Statement) and (b) the Overcollateralization Release Amount, if any,
for such Distribution Date.

            Class 5-X Notional Amount: With respect to the Class 5-X
Certificates or REMIC IV Regular Interest 5-X-IO and any Distribution Date, the
aggregate of the Uncertificated Principal Balances of the REMIC III Regular
Interests LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT9, LT10, LT11, LT12 LT-Y5A
and LT-Y5B immediately prior to such Distribution Date, (which for clarification is equal to the aggregate Stated Principal Balances of the Mortgage Loans in
Loan Group 5 as of the first day of the related Collection Period (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date)).

            Class A Certificates: As specified in the Preliminary Statement.

            Class C-B Certificates: As specified in the Preliminary Statement.

            Class Interest Shortfall: As to any Distribution Date and Class of
Group 1, Group 2, Group 3, Group 4 and Class C-B Certificates, the amount by which the amount described in clause (i) of the definition of Interest
Distribution Amount for such Class, exceeds the amount of interest actually distributed on such Class on such Distribution Date.

            Class LT-IO Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

            Class M Certificates: As specified in the Preliminary Statement.

            Class Notional Amount:  The Class 5-X Notional Amount.

            Class Principal  Balance:  With respect to any Class and as to any date of  determination,  the  aggregate  of the  Certificate  Balances  of all
Certificates of such Class as of such date.

            Class Unpaid Interest Amounts: As to any Distribution Date and Class
of interest bearing Group 1, Group 2, Group 3, Group 4 and Class C-B
Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such
Class on prior Distribution Dates pursuant to clause (ii) of the definition of
Interest Distribution Amount.

            Class Y Principal Reduction Amounts: For any Distribution Date, the
amounts by which the Uncertificated Principal Balances of the Class Y Regular
Interests will be reduced on such Distribution Date by the allocation of
Realized Losses and the distribution of principal, determined as described in
Appendix A.

            Class Y Regular Interests: The Class Y-1, Class Y-2, Class Y-3,
Class Y-4, Class Y 5A and Class Y-5B Regular Interests.

                                       17

            Class Y-1 Principal Distribution Amount: For any Distribution Date,
the excess, if any, of the Class Y-1 Principal Reduction Amount for such
Distribution Date over the principal portion of Realized Losses allocated to the
Class Y-1 Regular Interest on such Distribution Date.

            Class Y-1 Principal Reduction Amount: The Class Y Principal
Reduction Amount for the Class Y-1 Regular Interest as determined pursuant to the provisions of the Appendix A.

            Class Y-1 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

            Class Y-2 Principal Distribution Amount: For any Distribution Date,
the excess, if any, of the Class Y-2 Principal Reduction Amount for such
Distribution Date over the principal portion of Realized Losses allocated to the
Class Y-2 Regular Interest on such Distribution Date.

            Class Y-2 Principal Reduction Amount: The Class Y Principal
Reduction Amount for the Class Y-2 Regular Interest as determined pursuant to the provisions of the Appendix A.

            Class Y-2 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

            Class Y-3 Principal Distribution Amount: For any Distribution Date,
the excess, if any, of the Class Y-3 Principal Reduction Amount for such
Distribution Date over the principal portion of Realized Losses allocated to the
Class Y-3 Regular Interest on such Distribution Date.

            Class Y-3 Principal Reduction Amount: The Class Y Principal
Reduction Amount for the Class Y-3 Regular Interest as determined pursuant to the provisions of the Appendix A.

            Class Y-3 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

            Class Y-4 Principal Distribution Amount: For any Distribution Date,
the excess, if any, of the Class Y-4 Principal Reduction Amount for such
Distribution Date over the principal portion of Realized Losses allocated to the
Class Y-1 Regular Interest on such Distribution Date.

            Class Y-4 Principal Reduction Amount: The Class Y Principal
Reduction Amount for the Class Y-4 Regular Interest as determined pursuant to the provisions of the Appendix A.

            Class Y-4 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

            Class Y-5A Principal Distribution Amount: For any Distribution Date,
the excess, if any, of the Class Y-5A Principal Reduction Amount for such
Distribution Date over the principal portion of Realized Losses allocated to the
Class Y-5A Regular Interest on such Distribution Date.

            Class Y-5A Principal Reduction Amount: The Class Y Principal
Reduction Amount for the Class Y-5A Regular Interest as determined pursuant to the provisions of the Appendix A.

            Class Y-5A Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

                                       18

            Class Y-5B Principal Distribution Amount: For any Distribution Date,
the excess, if any, of the Class Y-5B Principal Reduction Amount for such
Distribution Date over the principal portion of Realized Losses allocated to the
Class Y-5B Regular Interest on such Distribution Date.

            Class Y-5B Principal Reduction Amount: The Class Y Principal
Reduction Amount for the Class Y-5B Regular Interest as determined pursuant to the provisions of the Appendix A.

            Class Y-5B Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

            Class Z Principal Reduction Amounts: For any Distribution Date, the
amounts by which the Uncertificated Principal Balances of the Class Z Regular
Interests will be reduced on such Distribution Date by the allocation of
Realized Losses and the distribution of principal, which shall be in each case the excess of (A) the sum of (x) the excess of the REMIC I or REMIC II Available
Distribution Amount for the related Group (i.e. the "related Group" for the
Class Z-1 Regular Interest is the Group 1 Loans, the "related Group" for the
Class Z-2 Regular Interest is the Group 2 Loans, the "related Group" for the
Class Z-3 Regular Interest is the Group 3 Loans, the "related Group" for the
Class Z-4 Regular Interest is the Group 4 Loans, the "related Group" for the
Class Z-5A Regular Interest is the Group 5A Loans and the "related Group" for the Class Z-5B Regular Interest is the Group 5B Loans) exclusive of any
Recoveries included therein over the amounts thereof distributable (i) in respect of interest on such Class Z Regular Interest and the related Class Y
Regular Interest and (ii) in the case of the Group 1 Loans, to the Class AR-L
Certificates and (y) the amount of Realized Losses allocable to principal for the related Group over (B) the Class Y Principal Reduction Amount for the related Group.

            Class Z  Regular  Interests:  The Class Z-1, Class Z-2, Class Z-3,
Class Z-4, Class Z-5A and Class Z-5B Regular Interests

            Class Z-1 Principal Distribution Amount: For any Distribution Date,
the excess, if any, of the Class Z-1 Principal Reduction Amount for such
Distribution Date over the principal portion of Realized Losses allocated to the
Class Z-1 Regular Interest on such Distribution Date.

            Class Z-1 Principal Reduction Amount: The Class Z Principal
Reduction Amount for the Class Z-1 Regular Interest as determined pursuant to the provisions of the Appendix A.

            Class Z-1 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

            Class Z-2 Principal Distribution Amount: For any Distribution Date,
the excess, if any, of the Class Z-2 Principal Reduction Amount for such
Distribution Date over the principal portion of Realized Losses allocated to the
Class Z-2 Regular Interest on such Distribution Date.

            Class Z-2 Principal Reduction Amount: The Class Z Principal
Reduction Amount for the Class Z-2 Regular Interest as determined pursuant to the provisions of the Appendix A.

            Class Z-2 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

            Class Z-3 Principal Distribution Amount: For any Distribution Date,
the excess, if any, of the Class Z-3 Principal Reduction Amount for such
Distribution Date over the principal portion of Realized Losses allocated to the
Class Z-3 Regular Interest on such Distribution Date .

                                       19

            Class Z-3 Principal Reduction Amount: The Class Z Principal
Reduction Amount for the Class Z-3 Regular Interest as determined pursuant to the provisions of the Appendix A.

            Class Z-3 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

            Class Z-4 Principal Distribution Amount: For any Distribution Date,
the excess, if any, of the Class Z-4 Principal Reduction Amount for such
Distribution Date over the principal portion of Realized Losses allocated to the
Class Z-4 Regular Interest on such Distribution Date.

            Class Z-4 Principal Reduction Amount: The Class Z Principal
Reduction Amount for the Class Z-4 Regular Interest as determined pursuant to the provisions of the Appendix A.

            Class Z-4 Regular Interest: The uncertificated undivided beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

            Class Z-5A Principal Distribution Amount: For any Distribution Date,
the excess, if any, of the Class Z-5A Principal Reduction Amount for such
Distribution Date over the principal portion of Realized Losses allocated to the
Class Z-5A Regular Interest on such Distribution Date.

            Class Z-5A Principal Reduction Amount: The Class Z Principal
Reduction Amount for the Class Z-5A Regular Interest as determined pursuant to the provisions of the Appendix A.

            Class Z-5A Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

            Class Z-5B Principal Distribution Amount: For any Distribution Date,
the excess, if any, of the Class Z-5B Principal Reduction Amount for such
Distribution Date over the principal portion of Realized Losses allocated to the
Class Z-5B Regular Interest on such Distribution Date.

            Class Z-5B Principal Reduction Amount: The Class Z Principal
Reduction Amount for the Class Z-5B Regular Interest as determined pursuant to the provisions of the Appendix A.

            Class Z-5B Regular Interest: The uncertificated undivided beneficial interest in REMIC II which constitutes a REMIC II Regular Interest and is entitled to distributions as set forth herein.

            Clearing Agency: An organization registered as a "clearing agency"
pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC, the nominee of which is CEDE & Co., as the registered Holder of the Book Entry Certificates. The Clearing Agency shall at all times be a "clearing corporation" as defined in Section 8 102(a)(5) of the
Uniform Commercial Code of the State of New York.

            Closing Date:  January 27, 2005.

            Code:  The Internal Revenue Code of 1986, as amended.

            Collection Account:  The accounts  established and maintained by a
Servicer in accordance with Section 3.05.

                                       20

            Collection Period: With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the
Distribution Date and ending on the first day of the month of the Distribution
Date.

            Commencement of Foreclosure: The first official action required under local law to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including: (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose; or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

            Compensating Interest Payment: For any Distribution Date and the SPS
Serviced Mortgage Loans, the lesser of (i) the aggregate Servicing Fee payable to SPS in respect of the SPS Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs and
Curtailments with respect to the SPS Serviced Mortgage Loans.

            For any Distribution Date and the Wells Fargo Serviced Mortgage
Loans, the lesser of (i) one twelfth (1/12) of a percentage (which ranges from
0.25% to 0.375%) of the aggregate Stated Principal Balance of the Wells Fargo
Serviced Mortgage Loans, as of the Due Date in the month of such Distribution
Date, and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs and Curtailments with respect to the Wells Fargo Serviced Mortgage Loans.

            For any Distribution Date and the U.S. Bank Serviced Mortgage Loans,
the lesser of (i) the aggregate Servicing Fee payable to U.S. Bank in respect of the U.S. Bank Serviced Mortgage Loans for such Distribution Date, and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs and Curtailments with respect to the U.S. Bank Serviced Mortgage Loans.

            For any Distribution Date and the GreenPoint Serviced Mortgage
Loans, the lesser of (i) the aggregate Servicing Fee payable to GreenPoint in respect of the GreenPoint Serviced Mortgage Loans for such Distribution Date, and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs and
Curtailments with respect to the GreenPoint Serviced Mortgage Loans.

            For any Distribution Date and the IndyMac Serviced Mortgage Loans,
the excess of (i) the Compensating Interest (as defined in the IndyMac Servicing
Agreement) required to be remitted by IndyMac on the Remittance Date (as defined in the IndyMac Servicing Agreement) relating to such Distribution Date over (ii)
the amount of the Compensating Interest (as defined in the IndyMac Servicing
Agreement) actually remitted by IndyMac on the Remittance Date (as defined in the IndyMac Servicing Agreement) relating to such Distribution Date.

            For any Distribution Date and the Master Servicer, the Compensating
Interest Payment shall be equal to:

          (a) with respect to the SPS Serviced Mortgage Loans, the excess of (i)
     the Compensating Interest Payment required to be remitted by SPS for such
     Distribution Date over (ii) the amount of the Compensating Interest Payment actually remitted by SPS for such Distribution Date;

          (b) with respect to the GreenPoint Serviced Mortgage Loans, the excess of (i) the Compensating Interest Payment required to be remitted by
     GreenPoint for such Distribution Date over (ii) the amount of the
     Compensating Interest Payment actually remitted by GreenPoint for such
     Distribution Date;

                                       21

          (c) with respect to the U.S. Bank Serviced Mortgage Loans, the excess of (i) the Compensating Interest Payment required to be remitted by U.S.
     Bank for such Distribution Date over (ii) the amount of the Compensating
     Interest Payment actually remitted by U.S. Bank for such Distribution Date;

          (d) with respect to the Wells Fargo Serviced Mortgage Loans, the excess of (i) the Compensating Interest required to be remitted by Wells
     Fargo for such Distribution Date over (ii) the amount of the Compensating
     Interest actually remitted by Wells Fargo for such Distribution Date;

          (e) with respect to the GMAC Mortgage Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the GMAC Mortgage
     Servicing Agreement) required to be remitted by GMAC Mortgage on the
     Monthly Remittance Date (as defined in the GMAC Mortgage Servicing
     Agreement) relating to such Distribution Date over (ii) the amount of
     Compensating Interest (as defined in the GMAC Mortgage Servicing Agreement)
     actually remitted by GMAC Mortgage on the Monthly Remittance Date (as defined in the GMAC Mortgage Servicing Agreement) relating to such
     Distribution Date; and

          (f) with respect to the IndyMac Serviced Mortgage Loans, the excess of
     (i) the Compensating Interest Payment required to be remitted by IndyMac for such Distribution Date over (ii) the amount of the Compensating
     Interest Payment actually remitted by IndyMac for such Distribution Date.

            Cooperative Corporation: With respect to any Cooperative Loan, the cooperative apartment corporation that holds legal title to the related
Cooperative Property and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

            Cooperative Lien Search: A search for (a) federal tax liens, mechanics' liens, lis pendens, judgments of record or otherwise against (i) the
Cooperative Corporation and (ii) the seller of the Cooperative Unit, (b) filings of Financing Statements and (c) the deed of the Cooperative Property into the
Cooperative Corporation.

            Cooperative Loan: A Mortgage Loan that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related
Proprietary Lease granting exclusive rights to occupy the related Cooperative
Unit in the building owned by the related Cooperative Corporation.

            Cooperative Property: With respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a
Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

            Cooperative Shares: With respect to any Cooperative Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by stock certificates.

            Cooperative Unit: With respect to any Cooperative Loan, a specific unit in a Cooperative Property.

            Corporate Trust Office: With respect to the Trustee, the designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 452 Fifth Avenue, New
York, New York 10018, Attention: Corporate Trust:/CSFB ARMT 2005-1. With respect to the Trust Administrator, the designated office of the Trust Administrator at which at any particular time its corporate trust business with respect to this
Agreement shall be administered, which office at the date of the execution of this Agreement is located at 9062 Old Annapolis Road, Columbia, MD 21045,
Attention: CSFB ARMT 2005-1, except for purposes of Section 6.06 and certificate transfer purposes, such term shall mean the office or agency of the Trust
Administrator located at Wells Fargo Bank, N.A., 6th Avenue and Marquette,
Minneapolis, Minnesota 55479, Attention: CSFB ARMT 2005-1.

                                       22

            Counterparty:  The Group 5 Interest Rate Cap Counterparty.

            Counterparty    Rating   Agency    Downgrade:    As   defined   in
Section 4.09(f) herein.

            Current Interest: For any Class of Group 5 Certificates, other than the Class 5-X Certificates, and Distribution Date, the amount of interest accruing at the applicable Pass-Through Rate on the related Class Principal
Balance of such Class during the related Accrual Period; provided, that as to each Class of Group 5 Certificates the Current Interest shall be reduced by a pro rata portion of any Interest Shortfalls to the extent not covered by Monthly
Excess Interest.

            Curtailment: Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Scheduled Payment, a prepaid
Scheduled Payment or a Payoff, which is applied to reduce the outstanding Stated
Principal Balance of the Mortgage Loan.

            Custodial Agreement: An agreement, dated as of the date hereof, among a custodian, the Trustee and the Trust Administrator, pursuant to which such custodian agrees to hold any of the documents or instruments referred to in
Section 2.01 of this Agreement as agent for the Trustee. As of the date hereof, the Custodian shall act pursuant to the LaSalle Custodial Agreement.

            Custodian: A custodian which is appointed pursuant to a Custodial
Agreement. Any Custodian so appointed shall act as agent on behalf of the
Trustee, and shall be compensated by the Trust Administrator or as otherwise specified therein. Initially, LaSalle shall serve as Custodian for all of the
Mortgage Loans.

            Cut-off Date: For any Initial  Mortgage Loan, the Initial  Cut-off
Date. For any Subsequent  Mortgage  Loan,  the applicable  Subsequent  Cut-off
Date.

            Cut-off  Date  Principal  Balance:  As to any Mortgage  Loan,  the
Stated  Principal  Balance  thereof as of the close of business on the Cut-off
Date.

            Data Remittance Date: With respect to any Distribution Date and U.S.
Bank, GreenPoint, Wells Fargo or SPS, the 10th calendar day of the month in which such Distribution Date occurs, or if such 10th day is not a Business Day, the Business Day immediately following such 10th day .

            Debt Service Reduction: With respect to a Mortgage Loan in Loan
Group 1, Loan Group 2, Loan Group 3 or Loan Group 4, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the
Scheduled Payment for such Mortgage Loan which became final and non appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

            Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

                                       23

            Deficient Valuation: With respect to any Mortgage Loan in Loan Group
1, Loan Group 2, Loan Group 3 or Loan Group 4, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

            Deferred Amount: For any Class of Group 5 Subordinate Certificates
(other than the Class 5-X Certificates) and Distribution Date, will equal the amount by which (x) the aggregate of the Applied Loss Amounts previously applied in reduction of the Class Principal Balance thereof exceeds (y) the sum of (i)
the aggregate of amounts previously paid in reimbursement thereof and (ii)
amounts added to the Class Principal Balances thereof pursuant to Section
4.03(a)(ii) on all prior Distribution Dates, including such Distribution Date.

            Definitive Certificate:  As defined in Section 6.07.

            Deleted Mortgage Loan: As defined in Section 2.03.

            Delinquency Rate: With respect to any Distribution Date, the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans in Loan Group 5 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the
Aggregate Group 5 Collateral Balance as of the close of business on the last day of such month.

            Denomination: With respect to each Certificate, the amount set forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

            Deposit Amount: As defined in  Section 4.10(e)  or Section 4.11(e)
herein, as applicable.

            Depositor:  Credit Suisse First Boston Mortgage  Securities Corp.,
a Delaware corporation, or its successor in interest.

            Depository  Agreement:  The Letter of  Representation  dated as of the Closing Date by and among DTC, the Depositor  and the Trust  Administrator for the benefit of the Trustee.

            Designated Mortgage Loans: The IndyMac Mortgage Loans, unless any such Mortgage Loan is no longer serviced by IndyMac under the IndyMac Servicing
Agreement, and the GMAC Mortgage Serviced Mortgage Loans, unless any such
Mortgage Loan is no longer serviced by GMAC Mortgage under the GMAC Mortgage
Servicing Agreement.

            Designated  Servicer:  Each  of  IndyMac  and  GMAC  Mortgage,  as
applicable.

            Designated  Servicing  Agreements:  Each of the IndyMac  Servicing
Agreement and the GMAC Mortgage Servicing Agreement, as applicable.

            Determination Date: With respect to each Distribution Date and (i)
each Servicer (other than Wells Fargo), the 10th day of the calendar month in which such Distribution Date occurs or, if such 10th day is not a Business Day, the Business Day immediately succeeding such Business Day and (ii) Wells Fargo, the Business Day immediately preceding the related Cash Remittance Date.

                                       24

            Disqualified Organization: Any organization defined as a
"disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the
Code, (v) an "electing large partnership" within the meaning of Section 775 of the Code, and (vi) any other Person so designated by the Trust Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a
Class AR or Class AR-L Certificate by such Person may cause the REMIC or any
Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership
Interest in a Class AR or Class AR-L Certificate to such Person. The terms
"United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

            Distribution Date: The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in February 2005.

            DLJMC: DLJ Mortgage  Capital,  Inc., a Delaware  corporation,  and its successors and assigns.

            DTC:  The Depository Trust Company.

            Due Date: With respect to each Mortgage Loan and any Distribution
Date, the date on which Scheduled Payments on such Mortgage Loan are due which is either the first day of the month of such Distribution Date, or if Scheduled
Payments on such Mortgage Loan are due on a day other than the first day of the month, the date in the calendar month immediately preceding the Distribution
Date on which such Scheduled Payments are due, exclusive of any days of grace.

            Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short term rating category, or (iii)
a segregated trust account or accounts (which shall be a "special deposit account") maintained with the Trustee, the Trust Administrator or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee, the Trust
Administrator and the Rating Agencies. Eligible Accounts may bear interest.

            Eligible Institution: An institution having the highest short term debt rating, and one of the two highest long term debt ratings of the Rating
Agencies or the approval of the Rating Agencies.

            Eligible  Investments:  Any  one or more  of the  obligations  and securities listed below:

                                       25

          1. direct obligations of, and obligations fully guaranteed by, the
     United States of America, or any agency or instrumentality of the United
     States of America the obligations of which are backed by the full faith and credit of the United States of America; or obligations fully guaranteed by, the United States of America; the FHLMC, FNMA, the Federal Home Loan Banks
     or any agency or instrumentality of the United States of America rated AA
     (or the equivalent) or higher by the Rating Agencies;

          2. federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United
     States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) are rated in one of two of the highest ratings by each of the Rating Agencies, and the long term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long term debt obligations of such holding company) are rated in one of two of the highest ratings, by each of the
     Rating Agencies;

          3. repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) in the highest rated category by the Rating Agencies; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market price plus accrued interest, (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee or the Trust Administrator in exchange for such collateral, and (C) be delivered to the Trustee or the Trust Administrator or, if the Trustee or
     the Trust Administrator, as applicable, is supplying the collateral, an agent for the Trustee or the Trust Administrator, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

          4. securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

          5. commercial paper having an original maturity of less than 365 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

          6. a guaranteed investment contract approved by each of the Rating
     Agencies and issued by an insurance company or other corporation having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

          7. money market funds (which may be 12b 1 funds as contemplated under the rules promulgated by the Securities and Exchange Commission under the
     Investment Company Act of 1940) having ratings in the highest available rating category of Moody's and one of the two highest available rating categories of S&P at the time of such investment (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Eligible Investments set forth herein) including money market funds of the Master Servicer, a Servicer, the Trustee or the Trust Administrator and any such funds that are managed by the Master Servicer, a Servicer, the Trustee or the Trust Administrator
     or their respective Affiliates or for the Master Servicer, a Servicer, the
     Trustee or the Trust Administrator or any Affiliate of such Person acts as advisor, as long as such money market funds satisfy the criteria of this subparagraph 7; and

                                       26

          8. such other investments the investment in which will not, as evidenced by a letter from each of the Rating Agencies, result in the downgrading or withdrawal of the Ratings of the Certificates;

     provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or
     (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120%
     of the yield to maturity at par of such underlying obligations.

            ERISA:  The Employee  Retirement  Income  Security Act of 1974, as
amended.

            ERISA-Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements (without regard to the ratings requirements) of an Underwriter's Exemption.

            ERISA Restricted Certificate: As specified in the Preliminary
Statement.

            Escrow Account: The separate account or accounts created and maintained by a Servicer pursuant to Section 3.06.

            Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, mortgage insurance premiums, fire and hazard insurance premiums, and any other payments required to be escrowed by the
Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

            Event of Default:  As defined in Section 8.01 hereof.

            Excess  Interest  Amount:  The Group 3 Excess  Interest Amount and
Group 4 Excess Interest Amount, as applicable.

            Excess  Interest  Rate:  The  Group 3  Excess  Interest  Rate  and
Group 4 Excess Interest Rate, as applicable.

            Excess Loss: The amount of any (i) Fraud Loss in excess of the Fraud
Loss Coverage Amount on a Mortgage Loan in Loan Group 1, Loan Group 2, Loan
Group 3 or Loan Group 4 realized after the Fraud Loss Coverage Termination Date,
(ii) Special Hazard Loss in excess of the Special Hazard Loss Coverage Amount on a Mortgage Loan in Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group 4
realized after the Special Hazard Coverage Termination Date or (iii) Bankruptcy
Loss in excess of the Bankruptcy Loss Coverage Amount on a Mortgage Loan in Loan
Group 1, Loan Group 2, Loan Group 3 or Loan Group 4 realized after the
Bankruptcy Coverage Termination Date.

                                       27

            Expense Fee Rate: As to each Mortgage Loan, the sum of the related
Servicing Fee Rate, the Trust Administrator Fee Rate, if applicable, and the rate at which the premium on a Lender Paid Mortgage Guaranty Insurance Policy is
calculated, if applicable.

            Expense Fees: As to each Mortgage Loan and Distribution Date, the sum of the related Servicing Fee, the Trust Administrator Fee, if applicable, and any premium on any Lender Paid Mortgage Guaranty Insurance Policy, if
applicable.

            FDIC:  The  Federal   Deposit   Insurance   Corporation,   or  any
            ----
successor thereto.

            FHLMC: The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the
Emergency Home Finance Act of 1970, as amended, or any successor thereto.

            Financing Statement: A financing statement in the form of a UCC-1 or
UCC-3, as applicable, filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

            FNMA: The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the
Federal National Mortgage Association Charter Act, or any successor thereto.

            Fraud Loan: A Liquidated Mortgage Loan in Loan Group 1, Loan Group
2, Loan Group 3 or Loan Group 4 as to which a Fraud Loss has occurred.

            Fraud Loss Coverage Amount: The aggregate amount of Fraud Losses that are allocated solely to the Class C-B Certificates, as of the Closing Date,
$10,839,937, subject to reduction from time to time by the amount of Fraud
Losses allocated to the Class C-B Certificates. In addition, (a) on each anniversary prior to the fifth anniversary of the Cut-off Date, the Fraud Loss
Coverage Amount will be reduced to an amount equal to the lesser of (A) 1.00% of the sum of (i) the aggregate Stated Principal Balance of the Mortgage Loans in
Loan Group 3 and Loan Group 4, (ii) the Aggregate Group 1 Collateral Balance,
and (iii) the Aggregate Group 2 Collateral Balance, and (B) the excess of the
Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses on the Mortgage Loans in Loan Group
1, Loan Group 2, Loan Group 3 and Loan Group 4 allocated to the Class C-B
Certificates since such preceding anniversary or the Cut-off Date, and (b) on the fifth anniversary of the Cut-off Date, zero. The Fraud Loss Coverage Amount may be reduced below the amount set forth above for any Distribution Date with the consent of the Rating Agencies as evidenced by a letter of each Rating
Agency to the Trust Administrator to the effect that any such reduction will not result in a downgrading of the current ratings assigned to such Classes of
Certificates rated by it.

            Fraud Loss Coverage Termination Date: The point in time at which the applicable Fraud Loss Coverage Amount is reduced to zero.

            Fraud Losses: Realized Losses on the Liquidated Mortgage Loans in
Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4 as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Mortgage Guaranty
Insurance Policy because of such fraud, dishonesty or misrepresentation.

            GMAC Mortgage: GMAC Mortgage Corporation, and its successors and assigns.

                                       28

            GMAC Mortgage Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which GMAC Mortgage is the applicable
Designated Servicer.

            GMAC Mortgage Servicing Agreement: That certain Reconstituted
Servicing Agreement dated as of January 1, 2005 among DLJMC, GMAC Mortgage, the
Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

            GreenPoint:   GreenPoint  Mortgage  Funding,   Inc.,  a  New  York
corporation, and its successors and assigns.

            GreenPoint Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which GreenPoint is the applicable
Servicer.

            Gross Margin: With respect to any Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the Mortgage Loan
Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Rate for such Mortgage Loan.

            Group: When used with respect to the Mortgage Loans, any of Loan
Group 1, Loan Group 2, Loan Group 3, Loan Group 4, Loan Group 5A or Loan Group
5B, or with respect to the Certificates, the Class or Classes of Certificates
that relate to the corresponding Group or Groups.

            Group C-B Percentage: With respect to any Distribution Date, the aggregate Class Principal Balance of the Class C-B Certificates immediately prior to such Distribution Date divided by the sum of (i) the aggregate Stated
Principal Balance of the Loan Group 3 and Loan Group 4 Mortgage Loans, as of the
first day of the related Collection Period (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the
Distribution Date preceding the current Distribution Date), (ii) the Aggregate
Group 1 Collateral Balance (excluding any Group 1 Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution
Date preceding the current Distribution Date) as of the first day of the related
Collection Period and (iii) the Aggregate Group 2 Collateral Balance (excluding any Group 2 Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution
Date) as of the first day of the related Collection Period.

            Group 1: With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group 1 or with respect to the Certificates, the Class 1-A-1,
Class AR and Class AR-L Certificates.

            Group 1 Capitalized Interest Account: The separate Eligible Account designated as such and created and maintained by the Trust Administrator pursuant to Section 3.05(h) hereof. The Group 1 Capitalized Interest Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of any REMIC. Except as provided in Section
3.05(h) hereof, any investment earnings on the Group 1 Capitalized Interest
Account shall be treated as owned by the Depositor and will be taxable to the
Depositor.

            Group 1 Capitalized Interest Deposit:  $67,789.82.

            Group 1 Capitalized Interest Requirement: With respect to the
February 2005, March 2005 and April 2005 Distribution Dates, an amount equal to
30 days of interest (based on a 360-day year) accruing at a per annum rate equal to 3.9659% on the amount on deposit in the Group 1 Prefunding Account at the end of the related Collection Period. If REMIC II is unable to pay the REMIC II
Interests in respect of Group 1 their stated pass-through rates due to an insufficiency in the Group 1 Capitalized Interest Requirement, the Depositor
will contribute any amounts to REMIC II necessary to pay the REMIC II Interests their stated pass-through rates.

                                       29

            Group 1 Prefunded Amount: The amount deposited in the Group 1
Prefunding Account on the Closing Date, which shall equal approximately
$6,837,269.76.

            Group 1 Prefunding Account: The separate Eligible Account created and maintained by the Trust Administrator pursuant to Section 3.05(g) in the name of the Trust Administrator for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., in trust for registered holders of
Adjustable Rate Mortgage Trust 2005-1 Adjustable Rate Mortgage-Backed
Pass-Through Certificates, Series 2005-1." Funds in the Group 1 Prefunding
Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement and shall not be a part of any REMIC created hereunder; provided, however, that any investment income earned from
Permitted Investments made with funds in the Group 1 Prefunding Account shall be for the account of the Depositor.

            Group 1 Senior Liquidation Amount: As to any Distribution Date, the
aggregate, for each Mortgage Loan in Loan Group 1 which became a Liquidated
Mortgage Loan during the prior calendar month, of the lesser of (i) the Group 1
Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii)
the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

            Group 1 Senior Percentage: As to any Distribution Date, the
percentage equivalent of a fraction the numerator of which is the aggregate of the Class Principal Balances of the Class 1-A-1, Class AR and Class AR-L
Certificates immediately prior to such Distribution Date and the denominator of which is the Aggregate Group 1 Collateral Balance as of the first day of the related Collection Period (excluding any Group 1 Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution
Date preceding the current Distribution Date); provided, however, in no event will the Group 1 Senior Percentage exceed 100%.

            Group 1 Senior Principal Distribution Amount: As to any Distribution
Date, the sum of (i) the Group 1 Senior Percentage of the Principal Payment
Amount for Loan Group 1, (ii) the applicable Senior Prepayment Percentage of the
Principal Prepayment Amount for Loan Group 1, and (iii) the Group 1 Senior
Liquidation Amount.

            Group 1 Subordinate Percentage: For any Distribution Date, the
excess of 100% over the Group 1 Senior Percentage.

            Group 2: With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group 2 or with respect to the Certificates, the Class 2-A-1,
Class 2-A-2-1 and Class 2-A-2-2 Certificates.

            Group 2 Capitalized Interest Account: The separate Eligible Account designated as such and created and maintained by the Trust Administrator pursuant to Section 3.05(h) hereof. The Group 2 Capitalized Interest Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of any REMIC. Except as provided in Section
3.05(h) hereof, any investment earnings on the Group 2 Capitalized Interest
Account shall be treated as owned by the Depositor and will be taxable to the
Depositor.

            Group 2 Capitalized Interest Deposit:  $176,938.46.

                                       30

            Group 2 Capitalized Interest Requirement: With respect to the
February 2005, March 2005 and April 2005 Distribution Dates, an amount equal to
30 days of interest (based on a 360-day year) accruing at a per annum rate equal to 4.3638% on the amount on deposit in the Group 2 Prefunding Account at the end of the related Collection Period. If REMIC II is unable to pay the REMIC II
Interests in respect of Group 2 their stated pass-through rates due to an insufficiency in the Group 2 Capitalized Interest Requirement, the Depositor
will contribute any amounts to REMIC II necessary to pay the REMIC II Interests their stated pass-through rates.

            Group 2 Prefunded Amount: The amount deposited in the Group 2
Prefunding Account on the Closing Date, which shall equal approximately
$16,218,750.48.

            Group 2 Prefunding Account: The separate Eligible Account created and maintained by the Trust Administrator pursuant to Section 3.05(g) in the name of the Trust Administrator for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., in trust for registered holders of
Adjustable Rate Mortgage Trust 2005-1 Adjustable Rate Mortgage-Backed
Pass-Through Certificates, Series 2005-1." Funds in the Group 2 Prefunding
Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement and shall not be a part of any REMIC created hereunder; provided, however, that any investment income earned from
Permitted Investments made with funds in the Group 2 Prefunding Account shall be for the account of the Depositor.

            Group 2 Senior Liquidation Amount: As to any Distribution Date, the
aggregate, for each Mortgage Loan in Loan Group 2 which became a Liquidated
Mortgage Loan during the prior calendar month, of the lesser of (i) the Group 2
Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii)
the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

            Group 2 Senior Percentage: As to any Distribution Date, the
percentage equivalent of a fraction the numerator of which is the aggregate
Class Principal Balance of the Class 2-A-1, Class 2-A-2-1 and Class 2-A-2-2
Certificates immediately prior to such Distribution Date and the denominator of which is the Aggregate Group 2 Collateral Balance as of the first day of the related Collection Period (excluding any Group 2 Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution
Date preceding the current Distribution Date); provided, however, in no event will the Group 2 Senior Percentage exceed 100%.

            Group 2 Senior Principal Distribution Amount: As to any Distribution
Date, the sum of (i) the Group 2 Senior Percentage of the Principal Payment
Amount for Loan Group 2, (ii) the applicable Senior Prepayment Percentage of the
Principal Prepayment Amount for Loan Group 2, and (iii) the Group 2 Senior
Liquidation Amount.

            Group 2 Subordinate Percentage: For any Distribution Date, the
excess of 100% over the Group 2 Senior Percentage.

            Group 3: With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group 3 or with respect to the Certificates, the Class 3-A-1
Certificates.

            Group 3 Excess Interest Amount: For any Distribution Date, the
amount equal to (i) the product of the Group 3 Excess Interest Rate and the
Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the second preceding Due Date (excluding any such Mortgage Loans that were subject to a
Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date) after giving effect to Scheduled
Payments for such Due Date, whether or not received, or for the initial
Distribution Date, the Cut-off Date, divided by (ii) 12, subject to reduction pursuant to Section 4.01(I)(B).

                                       31

            Group 3 Excess  Interest Rate:  For any  Distribution  Date, a per
annum rate equal to 0.020%.

            Group 3 Senior Liquidation Amount: As to any Distribution Date, the
aggregate, for each Mortgage Loan in Loan Group 3 which became a Liquidated
Mortgage Loan during the prior calendar month, of the lesser of (i) the Group 3
Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii)
the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

            Group 3 Senior Percentage: As to any Distribution Date, the
percentage equivalent of a fraction the numerator of which is the Class
Principal Balance of the Class 3-A-1 Certificates immediately prior to such
Distribution Date and the denominator of which is the aggregate of the Stated
Principal Balances of the Mortgage Loans in Loan Group 3, as of the first day of the related Collection Period (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution
Date preceding the current Distribution Date); provided, however, in no event will the Group 3 Senior Percentage exceed 100%.

            Group 3 Senior Principal Distribution Amount: As to any Distribution
Date, the sum of (i) the Group 3 Senior Percentage of the Principal Payment
Amount for Loan Group 3, (ii) the applicable Senior Prepayment Percentage of the
Principal Prepayment Amount for Loan Group 3, and (iii) the Group 3 Senior
Liquidation Amount.

            Group 3 Subordinate Percentage: For any Distribution Date, the
excess of 100% over the Group 3 Senior Percentage.

            Group 4: With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group 4 or with respect to the Certificates, the Class 4-A-1
Certificates.

            Group 4 Excess Interest Amount: For any Distribution Date, the
amount equal to (i) the product of the Group 4 Excess Interest Rate and the
Stated Principal Balance of the Mortgage Loans in Loan Group 4 as of the second preceding Due Date (excluding any such Mortgage Loans that were subject to a
Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date) after giving effect to Scheduled
Payments for such Due Date, whether or not received, or for the initial
Distribution Date, the Cut-off Date, divided by (ii) 12, subject to reduction pursuant to Section 4.01(I)(B).

            Group 4 Excess  Interest Rate:  For any  Distribution  Date, a per
annum rate equal to 0.020%.

            Group 4 Senior Liquidation Amount: As to any Distribution Date, the
aggregate, for each Mortgage Loan in Loan Group 4 which became a Liquidated
Mortgage Loan during the prior calendar month, of the lesser of (i) the Group 4
Senior Percentage of the Stated Principal Balance of such Mortgage Loan and (ii)
the applicable Senior Prepayment Percentage of the Liquidation Principal with respect to such Mortgage Loan.

                                       32

            Group 4 Senior Percentage: As to any Distribution Date, the
percentage equivalent of a fraction the numerator of which is the Class
Principal Balance of the Class 4-A-1 Certificates immediately prior to such
Distribution Date and the denominator of which is the aggregate of the Stated
Principal Balances of the Mortgage Loans in Loan Group 4, as of the first day of the related Collection Period (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution
Date preceding the current Distribution Date); provided, however, in no event will the Group 4 Senior Percentage exceed 100%.

            Group 4 Senior Principal Distribution Amount: As to any Distribution
Date, the sum of (i) the Group 4 Senior Percentage of the Principal Payment
Amount for Loan Group 4, (ii) the applicable Senior Prepayment Percentage of the
Principal Prepayment Amount for Loan Group 4, and (iii) the Group 4 Senior
Liquidation Amount.

            Group 4 Subordinate Percentage: For any Distribution Date, the
excess of 100% over the Group 4 Senior Percentage.

            Group 5: With respect to the Mortgage Loans, the pool of adjustable rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group 5A and Group 5B or with respect to the Certificates, the
Group 5 Certificates.

            Group 5 Certificates: The Class 5-A-1-1, Class 5-A-1-2, Class 5-A-2,
Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and Class 5-X Certificates.

            Group 5 Credit Support Depletion Date: The first Distribution Date on which the aggregate Class Principal Balance of the Group 5 Subordinate
Certificates has been or will be reduced to zero.

            Group 5 Interest Rate Cap Account: The separate Eligible Account created and initially maintained by the Trust Administrator pursuant to Section
4.10 in the name of the Trust Administrator for the benefit of the
Certificateholders and designated "Wells Fargo Bank, N.A. in trust for registered holders of Adjustable Rate Mortgage Trust 2005-1, Adjustable Rate
Mortgage-Backed Pass Through Certificates, Series 2005-1, Group 5 Certificates"
Funds in the Group 5 Interest Rate Cap Account shall be held in trust for the
Certificateholders for the uses and purposes set forth in this Agreement. The
Group 5 Interest Rate Cap Account will not be an asset of any REMIC. Ownership of the Group 5 Interest Rate Cap Account is evidenced by the Class 5-X
Certificates.

            Group 5 Interest Rate Cap Agreement: The interest rate cap agreement relating to the Group 5 Certificates consisting of the ISDA Master Agreement and the Schedule dated as of the Closing Date and the Confirmation thereto, between the Trustee on behalf of the Trust and the Group 5 Interest Rate Cap
Counterparty, as such agreement may be amended and supplemented in accordance with its terms and any replacement Group 5 Interest Rate Cap Agreement acceptable to the Depositor and the Trustee.

            Group 5 Interest Rate Cap Agreement Notional Amount: The relevant notional amount for a Group 5 Interest Rate Cap Agreement Payment Date pursuant to the terms of the Group 5 Interest Rate Cap Agreement.

            Group 5 Interest Rate Cap Agreement Payment Date: With respect to the Group 5 Interest Rate Cap Agreement, the 25th day of each month, beginning in February 2005, to and including the related Termination Date, subject to the modified following business day convention (within the meaning of the 2000 ISDA
Definitions). After the related Termination Date, no payments shall be made under the Group 5 Interest Rate Cap Agreement.

                                       33

            Group 5  Interest  Rate  Cap  Counterparty:  Credit  Suisse  First
Boston  International,  or any successor in interest thereto under the Group 5
Interest Rate Cap Agreement.

            Group 5 Optimal Interest Remittance Amount: With respect any
Distribution Date and Loan Group 5A, the excess of (i) the product of (1) (x)
the weighted average of the Net Mortgage Rates of the Mortgage Loans in Loan
Group 5A as of the first day of the related Collection Period divided by (y) 12 and (2) the Aggregate Loan Group Balance for Loan Group 5A for the immediately preceding Distribution Date (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date), over (ii) any expenses that reduce the
Interest Remittance Amount that did not arise as a result of a default or delinquency of the Mortgage Loans in Loan Group 5A or were not taken into account in computing the Expense Fee Rate.

            With respect the Distribution Dates occurring in February 2005,
March 2005 and April 2005 and Loan Group 5B, the excess of (i) the product of
(1) (x) the weighted average of (A) the weighted average of the Net Mortgage
Rates of the Mortgage Loans in Loan Group 5B as of the first day of the related
Collection Period and (B) the applicable Group 5B Capitalized Interest
Requirement Rate divided by (y) 12 and (2) the sume of (x) the Aggregate Loan
Group Balance for Loan Group 5B for the immediately preceding Distribution Date
(excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current
Distribution Date) and (y) the amount, if any, on deposit in the Group 5B
Prefunding Account immediately following the preceding Distribution Date, over
(ii) any expenses that reduce the Interest Remittance Amount that did not arise as a result of a default or delinquency of the Mortgage Loans in Loan Group 5B or were not taken into account in computing the Expense Fee Rate. With respect to any Distribution Date after the Distribution Date in April 2005 and Loan
Group 5B, the excess of (i) the product of (1) (x) the weighted average of the
Net Mortgage Rates of the Mortgage Loans in Loan Group 5B as of the first day of the related Collection Period divided by (y) 12 and (2) the Aggregate Loan Group
Balance for Loan Group 5B for the immediately preceding Distribution Date
(excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current
Distribution Date), over (ii) any expenses that reduce the Interest Remittance
Amount that did not arise as a result of a default or delinquency of the
Mortgage Loans in Loan Group 5B or were not taken into account in computing the
Expense Fee Rate.

            Group 5  Senior  Certificates:  The Group 5A  Senior  Certificates
and Group 5B Senior Certificates.

            Group 5 Senior Enhancement Percentage: For any Distribution Date,
the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Class Principal Balance of the Class 5-M-1, Class 5-M-2, Class
5-M-3 and Class 5-M-4 Certificates and the Overcollateralization Amount (which, for purposes of this definition only, shall not be less than zero), in each case after giving effect to payments on such Distribution Date (assuming no Trigger
Event has occurred), and the denominator of which is the Aggregate Group 5
Collateral Balance for such Distribution Date.

            Group 5 Senior Principal Payment Amount: For any Distribution Date
on or after the Stepdown Date and as long as a Trigger Event has not occurred with respect to such Distribution Date, will be the amount, if any, by which (x)
the aggregate Class Principal Balance of the Class 5-A-1-1, Class 5-A-1-2 and
Class 5-A-2 Certificates, immediately prior to such Distribution Date exceeds
(y) the lesser of (A) the product of (i) 79.00% and (ii) the Aggregate Group 5
Collateral Balance for such Distribution Date and (B) the amount, if any, by which (i) the Aggregate Group 5 Collateral Balance for such Distribution Date exceeds (ii) 0.50% of the Aggregate Group 5 Collateral Balance as of the Cut-off
Date.

                                       34

            Group 5 Subordinate Certificates: The Class 5-M-1, Class 5-M-2,
Class 5-M-3, Class 5-M-4 and Class 5-X Certificates.

            Group 5 Subordinate Net Funds Cap: For any Distribution Date and the
Class 5-M-1, Class 5-M-2, Class 5-M-3 and Class 5-M-4 Certificates, will be a per annum rate equal to a weighted average of (i) the Group 5A Net Funds Cap and
(ii) the Group 5B Net Funds Cap, in each case, for such Distribution Date, weighted on the basis of the Subordinate Group 5A Balance, and Subordinate Group
5B Balance, respectively.

            Group 5A Allocation Amount: For any Distribution Date, the product of the Group 5 Senior Principal Payment Amount for that Distribution Date and a fraction the numerator of which is the Principal Remittance Amount for Loan
Group 5A and the denominator of which is the Principal Remittance Amount for
Loan Group 5A and Loan Group 5B, in each case for that Distribution Date. For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) of the definition thereof.

            Group 5A Excess Interest Amount: For any Distribution Date, the
product of the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to Section 4.01(II)(d)(i)(A)(1)(a) and a fraction the numerator of which is the Principal Remittance Amount for Loan
Group 5A and the denominator of which is the Principal Remittance Amount for
Loan Group 5A and Loan Group 5B, in each case for that Distribution Date.

            Group 5A Net Funds Cap: For any Distribution Date and the Class
5-A-1-1 and Class 5-A-1-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of
(1) the Group 5 Optimal Interest Remittance Amount for Loan Group 5A for such date and (2) 12, and the denominator of which is the Aggregate Loan Group
Balance of Loan Group 5A (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date) for the immediately preceding
Distribution Date (or, in the case of the first Distribution Date, the Aggregate
Loan Group Balance of Loan Group 5A as of the Cut-off Date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

            Group 5A    Senior    Certificates:    The    Class 5-A-1-1    and
Class 5-A-1-2 Certificates.

            Group 5B Allocation Amount: For any Distribution Date, the product of the Group 5 Senior Principal Payment Amount for that Distribution Date and a fraction the numerator of which is the Principal Remittance Amount for Loan
Group 5B and the denominator of which is the Principal Remittance Amount for
Loan Group 5A and Loan Group 5B, in each case for that Distribution Date. For purposes of this definition, the Principal Remittance Amount will be calculated net of subclause (6) of the definition thereof.

            Group 5B Capitalized Interest Account: The separate Eligible Account designated as such and created and maintained by the Trust Administrator pursuant to Section 3.05(h) hereof. The Group 5B Capitalized Interest Account shall be treated as an "outside reserve fund" under applicable Treasury regulations and shall not be part of any REMIC. Except as provided in Section
3.05(h) hereof, any investment earnings on the Group 5B Capitalized Interest
Account shall be treated as owned by the Depositor and will be taxable to the
Depositor.

            Group 5B Capitalized Interest Deposit:  $460,620.50.

                                       35

            Group 5B Capitalized Interest Requirement: With respect to the
February 2005, March 2005 and April 2005 Distribution Dates, an amount equal to
30 days of interest (based on a 360-day year) accruing at the Group 5B
Capitalized Interest Requirement Rate on the Group 5 Prefunded Amount
outstanding at the end of the related Collection Period. If REMIC II is unable to pay the REMIC II Interests in respect of Group 5 their stated pass-through rates due to an insufficiency in the Group 5B Capitalized Interest Requirement,
the Depositor will contribute any amounts to REMIC II necessary to pay the REMIC
II Interests their stated pass-through rates.

            Group 5B Capitalized Interest Requirement Rate: With respect to the
February 2005, March 2005 and April 2005 Distribution Dates, a per annum rate equal to the excess of (a) the sum of (i) the Certificate Index for such
Distribution Date, (ii) the weighted average of the Certificate Margins of the
Group 5 Certificates for such Distribution Date, (iii) the weighted average of the Expense Fee Rates of the Group 5 Mortgage Loans for such Distribution Date and (iv) with respect to the February 2005 Distribution Date, 0.35%, with respect to the March 2005 Distribution Date, 0.70% and with respect to the April
2005 Distribution Date, 1.00%, over (b) 0.75%.

            Group 5B Excess Interest Amount: For any Distribution Date, the
product of the amount of Monthly Excess Interest required to be distributed on that Distribution Date pursuant to Section 4.01(II)(d)(i)(A)(1)(a) and a fraction the numerator of which is the Principal Remittance Amount for Loan
Group 5B and the denominator of which is the Principal Remittance Amount for
Loan Group 5A and Loan Group 5B, in each case for that Distribution Date.

            Group 5B Net Funds Cap: For any Distribution Date and the Class
5-A-2 Certificates, will be a per annum rate equal to (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Group 5
Optimal Interest Remittance Amount for Loan Group 5B for such date and (2) 12, and the denominator of which is the Aggregate Loan Group Balance of Loan Group
5B (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date) for the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Aggregate Loan Group Balance of
Loan Group 5B as of the Cut-off Date), multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Accrual Period.

            Group 5B Prefunded Amount: The amount deposited in the Group 5B
Prefunding Account on the Closing Date, which shall equal approximately
$47,532,500.00.

            Group 5B Prefunding Account: The separate Eligible Account created and maintained by the Trust Administrator pursuant to Section 3.05(g) in the name of the Trust Administrator for the benefit of the Certificateholders and designated "Wells Fargo Bank, N.A., in trust for registered holders of
Adjustable Rate Mortgage Trust 2005-1 Adjustable Rate Mortgage-Backed
Pass-Through Certificates, Series 2005-1." Funds in the Group 5B Prefunding
Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement and shall not be a part of any REMIC created hereunder; provided, however, that any investment income earned from
Permitted Investments made with funds in the Group 5B Prefunding Account shall be for the account of the Depositor.

            Group 5B Senior Certificates:  The Class 5-A-2 Certificates.

            Index:  With  respect  to  any  Mortgage  Loan  and  each  related
Adjustment Date, the index as specified in the related Mortgage Note.

                                       36

            Indirect Participants: Entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a
Participant, either directly or indirectly.

            IndyMac: IndyMac Bank, F.S.B., and its successors and assigns.

            IndyMac Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which IndyMac is the applicable
Servicer.

            IndyMac Servicing Agreement: That certain Reconstituted Servicing
Agreement dated as of January 1, 2005 among DLJMC, IndyMac, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

            Initial Bankruptcy Loss Coverage Amount:  $183,884.

            Initial Class Principal  Balance:  As set forth in the Preliminary
Statement.

            Initial Cut-off Date:  January 1, 2005.

            Initial Mortgage Loan: The initial Mortgage Loans conveyed by the
Depositor to the Trust Fund pursuant to Section 2.01 hereof on the Closing Date, which are listed on the Mortgage Loan Schedule on such date.

            Insurance Policy: With respect to any Mortgage Loan included in the
Trust Fund, any Mortgage Guaranty Insurance Policy, any standard hazard insurance policy, flood insurance policy or title insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

            Insurance Proceeds: Proceeds of any primary mortgage guaranty insurance policies, including, without limitation, any other Insurance Policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the
Mortgagor in accordance with the related Servicer's or Designated Servicer's normal servicing procedures.

            Interest Determination Date: With respect to the LIBOR Certificates and for each Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

            Interest Distribution Amount: With respect to any Distribution Date and interest bearing Class of Group 1, Group 2, Group 3, Group 4 and Class C-B
Certificates, the sum of (i) one month's interest accrued during the related
Accrual Period at the applicable Pass-Through Rate for such Class on the related
Class Principal Balance or Class Notional Amount, as applicable, subject to reduction pursuant to Section 4.01(I)(B), and (ii) any Class Unpaid Interest
Amounts for such Class and Distribution Date.

            Interest  Rate  Cap  Agreement:  The  Group 5  Interest  Rate  Cap
Agreement.

            Interest Remittance Amount: For any Distribution Date and the
Mortgage Loans in any of Loan Group 5A or Loan Group 5B, an amount equal to the sum of (1) all interest collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans in such Loan Group during the related Collection Period, the interest portion of Payaheads previously received on the Mortgage Loans in the related Loan Group and intended for application in the related Collection Period and interest portion of all Payoffs (net of Payoff
Interest for such Distribution Date) and Curtailments received on the Mortgage
Loans in such Loan Group during the related Prepayment Period, less (x) the applicable Expense Fees with respect to such Mortgage Loans and (y) unreimbursed
Advances and other amounts due to the Master Servicer, the applicable Servicer, the Back-Up Servicer and the Trust Administrator with respect to such Mortgage
Loans, to the extent allocable to interest, (2) all Compensating Interest
Payments paid by a Servicer with respect to the Mortgage Loans in such Loan
Group with respect to the related Prepayment Period, (3) the portion of any
Substitution Adjustment Amount and Purchase Price paid with respect to the
Mortgage Loans in such Loan Group during the related Collection Period, in each case allocable to interest and the proceeds of any purchase of such Mortgage
Loans by the Terminating Entity pursuant to Section 11.01 in an amount not exceeding the interest portion of the Par Value with respect to such Mortgage
Loans, (4) all Net Liquidation Proceeds and recoveries (net of unreimbursed
Advances, Servicing Advances and expenses, to the extent allocable to interest, and unpaid Expense Fees), if any, collected with respect to the Mortgage Loans in such Loan Group during the related Collection Period, to the extent allocable to interest, and (5) a pro rata portion of the sum of (a) the Group 3 Excess
Interest Amount and (b) the Group 4 Excess Interest Amount for such Distribution
Date (the Group 3 Excess Interest Amount and Group 4 Excess Interest Amount will be allocated among the Interest Remittance Amount for each of Loan Group 5A and
Loan Group 5B pro rata based upon each such Loan Group's Interest Remittance
Amount without giving effect to this clause (5)).

                                       37

            Interest Shortfall: For any Distribution Date and the Mortgage Loans
in Loan Group 5, an amount equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rate) on Mortgage
Loans in Loan Group 5 resulting from (a) Principal Prepayments received during the related Prepayment Period after giving effect to the Compensating Interest
Payment for such Distribution Date and (b) interest payments on certain of the
Mortgage Loans in Loan Group 5 being limited pursuant to the provisions of the
Relief Act.

            Interim   Servicer:   Each  of  NetBank,   LoanCity.com  and  Paul
Financial, as applicable.

            Interim Servicer Advance: A Monthly Advance (as defined in the applicable Interim Servicing Agreement) an Interim Servicer was obligated to make under the terms of the applicable Servicing Agreement (as defined in the applicable Interim Servicing Agreement) in existence prior to January 1, 2005.

            Interim Servicer Advance Amount: With respect to the February 2005
Distribution Date and any Mortgage Loan serviced under an Interim Servicing
Agreement, an amount equal to the excess, if any, of (i) the sum of the Interim
Servicer Advances, over (ii) the sum of Interim Servicer Advances actually received by the Master Servicer as of the date on which the Master Servicer sends the notice described in Section 3.14(d).

            Interim  Servicing  Agreements:  Each  of  the  NetBank  Servicing
Agreement,  LoanCity.com  Servicing Agreement and the Paul Financial Servicing
Agreement, as applicable.

            Interim  Servicing  Period:  The period  beginning  on the Closing
Date and ending on February 1, 2005.

            LaSalle:  LaSalle Bank, National Association.

            LaSalle Bank Custodial Agreement: That certain Custodial Agreement dated as of January 1, 2005 among LaSalle, the Trustee and the Trust
Administrator.

            Lender Paid Mortgage Guaranty  Insurance  Policy:  Any lender paid
Mortgage Guaranty Insurance Policy.

            LIBOR Business Day: Any day other than (i) a Saturday or a Sunday or
(ii) a day on which banking institutions in the State of New York or in the City of London, England are required or authorized by law to be closed.

            LIBOR Certificates: As specified in the Preliminary Statement.

                                       38

            Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which a
Servicer, has determined (with respect to the Non-Designated Mortgage Loans, in accordance with this Agreement, or with respect to the Designated Mortgage
Loans, in accordance with the related Designated Servicing Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of the related REO Property, whether from Insurance Proceeds, Liquidation Proceeds or otherwise.

            Liquidation Expenses: Customary and reasonable "out of pocket"
expenses incurred by a Servicer (or the related Sub-Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the related
Servicer (or the related Sub-Servicer) under a Mortgage Guaranty Insurance
Policy for reasons other than such Servicer's failure to comply with Section
3.09 hereof, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by a Servicer pursuant to Section
3.11 hereof respecting the related Mortgage and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation to the extent not previously reimbursed under any hazard insurance policy for reasons other than such Servicer's failure to comply with Section
3.11 hereof.

            Liquidation Principal: As to any Distribution Date and a Loan Group,
the principal portion of Liquidation Proceeds received with respect to each
Mortgage Loan in that Loan Group, but not in excess of the principal balance of such Mortgage Loan, which became a Liquidated Mortgage Loan (but not in excess of the principal balance thereof) during the preceding calendar month.

            Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted
Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a
Mortgaged Property related to a Mortgage Loan and any other proceeds received in connection with an REO Property other than Recoveries.

            LoanCity.com: LoanCity.com, a California corporation, and its successors and assigns.

            LoanCity.com Interim Serviced Mortgage Loans: The Mortgage Loans
interim serviced by LoanCity.com during the Interim Servicing Period, the servicing of which will be transferred to Wells Fargo (in its capacity as a
Servicer) at the end of the Interim Servicing Period.

            LoanCity.com Servicing Agreement: That certain Reconstituted
Servicing Agreement dated as of January 1, 2005 among DLJMC, LoanCity.com, the
Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

            Loan Group: Any of Loan Group 1, Loan Group 2, Loan Group 3, Loan
Group 4, Loan Group 5A or Loan Group 5B, as applicable. Loan Group 1, Loan Group
2, Loan Group 3 and Loan Group 4 together will constitute one sub-trust and Loan
Group 5A and Loan Group 5B together will constitute another sub-trust.

            Loan  Group 1:  All  Mortgage  Loans  identified  as Loan  Group 1
Mortgage Loans on the Mortgage Loan Schedule.

            Loan  Group 2:  All  Mortgage  Loans  identified  as Loan  Group 2
Mortgage Loans on the Mortgage Loan Schedule.

                                       39

            Loan  Group 3:  All  Mortgage  Loans  identified  as Loan  Group 3
Mortgage Loans on the Mortgage Loan Schedule.

            Loan  Group 4:  All  Mortgage  Loans  identified  as Loan  Group 4
Mortgage Loans on the Mortgage Loan Schedule.

            Loan  Group 5:  All Mortgage  Loans  identified  as Loan  Group 5A
Mortgage Loans and Loan Group 5B Mortgage Loans on the Mortgage Loan Schedule.

            Loan  Group 5A:  All Mortgage  Loans  identified  as Loan Group 5A
Mortgage Loans on the Mortgage Loan Schedule.

            Loan  Group 5B:  All Mortgage  Loans  identified  as Loan Group 5B
Mortgage Loans on the Mortgage Loan Schedule.

            Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the Stated Principal Balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the Mortgaged Property.

            Loss and Delinquency Test: With respect to the SPS Mortgage Loans,
SPS will fail the Loss and Delinquency Test on any date of determination as to which (i) the aggregate outstanding principal balance of the SPS Mortgage Loans delinquent 60 days or more (including all related REO Properties and related
Mortgage Loans in foreclosure) (averaged over the preceding six month period), as a percentage of the aggregate principal balance of the SPS Mortgage Loans as of the first day of the month of such determination is equal to or greater than
50% or (ii) cumulative Realized Losses for the SPS Mortgage Loans exceed (a)
with respect to any month prior to the third anniversary of the first
Distribution Date, 20% of the aggregate principal balance of the SPS Mortgage
Loans as of the Closing Date (the "Original SPS Mortgage Loan Principal
Balance"), (b) with respect to any month on or after the third anniversary but prior to the eighth anniversary of the first Distribution Date, 30% of the
Original SPS Mortgage Loan Principal Balance, (c) with respect to any month on or after the eighth anniversary but prior to the ninth anniversary of the first
Distribution Date, 35% of the Original SPS Mortgage Loan Principal Balance, (d)
with respect to any month on or after the ninth anniversary but prior to the tenth anniversary of the first Distribution Date, 40% of the Original SPS
Mortgage Loan Principal Balance, (e) with respect to any month on or after the tenth anniversary but prior to the eleventh anniversary of the first
Distribution Date, 45% of the Original SPS Principal Balance and (f) with respect to any month on or after the eleventh anniversary of the first
Distribution Date, 50% of the Original SPS Mortgage Loan Principal Balance. For
purposes of this definition, the term "Realized Losses" shall not include Debt
Service Reductions or Deficient Valuations.

            Lost Mortgage Note: Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

            Marker Rate: With respect to the Class 5-X Certificates and the
REMIC III Regular Interests LT1, LT2, LT3, LT4 and LT-Y5A and any Distribution
Date, a per annum rate equal to two (2) times the weighted average of the
Uncertificated REMIC III Pass-Through Rates for REMIC III Regular Interest LT2
and REMIC III Regular Interest LT3, and with respect to the Class 5-X
Certificates and the REMIC III Regular Interests LT5, LT6, LT7, LT8 and LT-Y5B
and any Distribution Date, a per annum rate equal to two (2) times the weighted average of the Uncertificated REMIC III Pass-Through Rates for REMIC III Regular
Interest LT6 and REMIC III Regular Interest LT7.

            Master Servicer:  Wells Fargo.

                                       40

            Maximum Interest Rate: With respect to the Class 5-A-1-1, Class
5-A-1-2 and Class 5-A-2, Certificates and any Distribution Date, an annual rate equal to the weighted average of the Maximum Mortgage Rates of the Mortgage
Loans in the related Loan Group minus the weighted average Expense Fee Rate of the Mortgage Loans in the related Loan Group. With respect to the Class 5-M-1,
Class 5-M-2, Class 5-M-3 and Class 5-M-4 Certificates and any Distribution Date,
an annual rate equal to the weighted average of the Maximum Mortgage Rates of the Mortgage Loans in Loan Group 5A and Loan Group 5B minus the weighted average
Expense Fee Rate of the Mortgage Loans in Loan Group 5A and Loan Group 5B, in
each case weighted by the Loan Group 5A Subordinate Balance and the Loan Group
5B Subordinate Balance, respectively.

            Maximum Mortgage Rate: With respect to each Mortgage Loan, the percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

            MERS:   Mortgage   Electronic   Registration   Systems,   Inc.,  a
corporation  organized  and existing  under the laws of the State of Delaware, or any successor thereto.

            MERS  Mortgage  Loan:  Any Mortgage Loan  registered  with MERS on the MERS(R) System.

            MERS(R) System: The system of recording transfers of mortgages electronically maintained by MERS.

            MIN:  The  mortgage  identification  number for any MERS  Mortgage
Loan.

            Minimum  Mortgage  Rate:  With respect to each Mortgage  Loan, the percentage  set forth in the related  Mortgage  Note as the  minimum  Mortgage
Rate thereunder.

            MOM Loan: Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee fro the originator of such Mortgage Loan and its successors and assigns.

            Monthly Excess Cashflow: For any Distribution Date, an amount equal to the sum of the Monthly Excess Interest, Overcollateralization Release Amount,
if any, for such date and any Principal Payment Amount remaining after the application of items (i) through (v) in the distribution thereof pursuant to
Section 4.01(II)(a), (b) or (c), as applicable.

            Monthly Excess Interest: For any Distribution Date, any Interest
Remittance Amount remaining after the application of items (i) through (v) in the distribution thereof, pursuant to Section 4.01(II)(a).

            Moody's:   Moody's  Investors  Service,   Inc.  or  any  successor
thereto.

            Mortgage: With respect to a Mortgage Loan, the mortgage, deed of trust or other instrument creating a first lien on a fee simple or leasehold estate securing a Mortgage Note.

            Mortgage File:  For each Mortgage Loan, the Trustee  Mortgage File and the Servicer Mortgage File.

            Mortgage  Guaranty  Insurance  Policy:   Each  policy  of  primary
mortgage guaranty  insurance or any replacement  policy therefore with respect to any Mortgage Loan.

                                       41

            Mortgage Loans: Such of the mortgage loans and cooperative loans (if any) transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO
Property), the mortgage loans so held being identified in the Mortgage Loan
Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property. With respect to each Mortgage Loan that is a
Cooperative Loan, if any, "Mortgage Loan" shall include, but not be limited to, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease,
Recognition Agreement, Cooperative Shares and Proprietary Lease and, with respect to each Mortgage Loan other than a Cooperative Loan, "Mortgage Loan"
shall include, but not be limited to the related Mortgages and the related
Mortgage Notes.

            Mortgage Loan Purchase Price: The price, calculated as set forth in
Section 11.01, to be paid in connection with the purchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

            Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the Seller to reflect the addition of Qualified Substitute
Mortgage Loans and the purchase of Mortgage Loans pursuant to Section 2.02 or
2.03) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan and applicable Servicer by Loan Group:

          1. the Mortgage Loan identifying number;

          2. the Mortgagor's name;

          3. the street address of the Mortgaged Property including the state and zip code;

          4. a code indicating the type of Mortgaged Property (detached single family dwelling, PUD, condominium unit, two- to four-unit residential property or Cooperative Unit) and the occupancy status.

          5. the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

          6. the Loan-to-Value Ratio at origination;

          7. the Mortgage Rate as of the Cut-off Date;

          8. the stated maturity date;

          9. the amount of the Scheduled Payment as of the Cut-off Date;

          10. the original principal amount of the Mortgage Loan;

          11. the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

          12. a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take out refinance);

                                       42

          13. whether such Mortgage Loan has a Prepayment Premium;

          14. [reserved];

          15. the Expense Fee Rate as of the Cut-off Date;

          16. the related Servicing Fee Rate (which may be disclosed on the
     Mortgage Loan Schedule in two parts identified as the master servicing fee and servicing fee or in two parts identified as the "Lender Fee" and the
     "Mgmt Fee");

          17. reserved;

          18. whether such Mortgage Loan is a SPS Serviced Mortgage Loan, a
     GreenPoint Serviced Mortgage Loan, a U.S. Bank Serviced Mortgage Loan, a
     Wells Fargo Serviced Mortgage Loan, an IndyMac Serviced Mortgage Loan, or a
     GMAC Mortgage Serviced Mortgage Loan;

          19. the Index that is associated with such Mortgage Loan, if applicable;

          20. the Gross Margin, if applicable;

          21. the Periodic Rate Cap, if applicable;

          22. the Minimum Mortgage Rate, if applicable;

          23. the Maximum Mortgage Rate, if applicable;

          24. the first Adjustment Date after the Cut-off Date, if applicable;

          25. a code indicating whether the Mortgage Loan is a MERS Mortgage
     Loan and, if so, its corresponding MIN;

          26. the Custodian for such Mortgage Loan; and

            With respect to the Mortgage Loans in the aggregate, each Mortgage
Loan Schedule shall set forth the following information, as of the Cut-off Date:

          1. the number of Mortgage Loans;

          2. the current aggregate principal balance of the Mortgage Loans as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected; and

          3. the weighted average Mortgage Rate of the Mortgage Loans.

            Mortgage Note: The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

            Mortgage  Rate:  The annual rate of  interest  borne by a Mortgage
Note.

            Mortgaged Property: The underlying real property securing a Mortgage
Loan or, with respect to a Cooperative Loan, the related Cooperative Shares and
Proprietary Lease.

                                       43

            Mortgagor:  The obligor on a Mortgage Note.

            NetBank:  NetBank,  a federal savings bank, and its successors and assigns.

            NetBank Interim Serviced Mortgage Loans: The Mortgage Loans interim serviced by NetBank during the Interim Servicing Period, the servicing of which will be transferred to Wells Fargo (in its capacity as a Servicer) at the end of the Interim Servicing Period.

            NetBank Servicing Agreement: That certain Reconstituted Servicing
Agreement dated as of January 1, 2005 among DLJMC, NetBank, the Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

            Net Excess Spread: With respect to any Distribution Date and Loan
Group 5, a fraction, expressed as a percentage, the numerator of which is equal to the excess of (x) the Aggregate Group 5 Collateral Balance for the
immediately preceding Distribution Date for that Loan Group, multiplied by the product of (A) the Net WAC Rate for Loan Group 5A and Loan Group 5B and (B) the
actual number of days elapsed in the related Accrual Period divided by 360 over
(y) the aggregate Current Interest for Loan Group 5 for such Distribution Date, and the denominator of which is an amount equal to the Aggregate Group 5
Collateral Balance for the immediately preceding Distribution Date, multiplied by the actual number of days elapsed in the related Accrual Period divided by
360.

            Net Funds Cap: Any of the Group 5A Net Funds Cap, the Group 5B Net
Funds Cap or the Group 5 Subordinate Net Funds Cap, as applicable.

            Net Interest Shortfalls: For any Distribution Date and the Group 1,
Group 2, Group 3 and Group 4 Mortgage Loans, the sum of (A) the amount of interest which would otherwise have been received for a Mortgage Loan in the related Loan Group during the prior calendar month that was the subject of (x) a
Relief Act Reduction or (y) a Special Hazard Loss, Fraud Loss or Bankruptcy
Loss, after the exhaustion of the respective amounts of coverage provided by the
Class C-B Certificates for those types of losses; and (B) any related Net
Prepayment Interest Shortfalls.

            Net Liquidation Proceeds: With respect to any Liquidated Mortgage
Loan, the excess of the related Liquidation Proceeds over the sum of Liquidation
Expenses, Expense Fees and unreimbursed Advances and Servicing Advances.

            Net Mortgage Rate: As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate for such Mortgage Loan less the related Expense Fee Rate.

            Net Prepayment Interest Shortfalls: As to any Distribution Date, the
amount by which the aggregate of Prepayment Interest Shortfalls during the related Prepayment Period exceeds the Compensating Interest Payment for such
Distribution Date.

            Net Realized Losses: For any Class of Certificates, other than the
Group 5 Certificates, and any Distribution Date, the excess of (i) the amount of unreimbursed Realized Losses previously allocated to that Class over (ii) the sum of (a) the amount of any increases to the Class Principal Balance of that
Class pursuant to Section 4.03 due to Recoveries and (b) amounts previously distributed to such Class pursuant to Section 4.01(I)(A)(i)(xiv).

            Net Recovery Realized Losses: For any Class of Certificates, other than the Group 5 Certificates, and any Distribution Date, the excess of Net
Realized Losses for such Distribution Date over the amount distributed pursuant to Section 4.01(I)(A)(i)(xiv) on that Distribution Date.

                                       44

            Net WAC Rate: With respect to the Distribution Dates occurring in
February 2005, March 2005 and April 2005 and Loan Group 1, a per annum rate equal to the weighted average of (i) the weighted average of the Net Mortgage
Rates on the Mortgage Loans in Loan Group 1 as of the second preceding Due Date
(excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current
Distribution Date) after giving effect to payments due on such Due Date, whether or not received, weighted on the basis of the Stated Principal Balances of such
Mortgage Loans as of such date and (ii) 3.9659%; clauses (i) and (ii) being weighted on the basis of the Stated Principal Balances of such Mortgage Loans as of such date with respect to clause (i) and the amount on deposit in the Group 1
Prefunding Account as of such date with respect to clause (ii) With respect to any Distribution Date after the Distribution Date in April 2005 and Loan Group
1, a rate equal to the weighted average of the Net Mortgage Rates on the
Mortgage Loans in Loan Group 1 as of the second preceding Due Date (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution
Date) after giving effect to payments due on such Due Date, whether or not received, weighted on the basis of the Stated Principal Balances as of such date.

            With respect to the Distribution Dates occurring in February 2005,
March 2005 and April 2005 and Loan Group 2, a per annum rate equal to the weighted average of (i) the weighted average of the Net Mortgage Rates on the
Mortgage Loans in Loan Group 2 as of the second preceding Due Date (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution
Date) after giving effect to payments due on such Due Date, whether or not received, weighted on the basis of the Stated Principal Balances of such
Mortgage Loans as of such date and (ii) 4.3638%; clauses (i) and (ii) being weighted on the basis of the Stated Principal Balances of such Mortgage Loans as of such date with respect to clause (i) and the amount on deposit in the Group 2
Prefunding Account as of such date with respect to clause (ii). With respect to any Distribution Date after the Distribution Date in April 2005 and Loan Group
2, a rate equal to the weighted average of the Net Mortgage Rates on the
Mortgage Loans in Loan Group 2 as of the second preceding Due Date (excluding any such Mortgage Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution
Date) after giving effect to payments due on such Due Date, whether or not received, weighted on the basis of the Stated Principal Balances as of such date.

            As to any Distribution Date and Loan Group 3 or Loan Group 4, a rate equal to the weighted average of the Net Mortgage Rates on the Mortgage Loans in such Loan Group as of the second preceding Due Date (excluding any such Mortgage
Loans that were subject to a Payoff, the principal of which was distributed on the Distribution Date preceding the current Distribution Date) after giving effect to payments due on such Due Date, whether or not received, weighted on the basis of the Stated Principal Balances as of such date, reduced by and to the extent that the Group 5 Certificates are still outstanding as of such
Distribution Date, the Group 3 Excess Interest Rate and the Group 4 Excess
Interest Rate, respectively.

            In addition, for any purpose for which the Net WAC Rate is calculated, the interest rate on the Mortgage Loans shall be appropriately adjusted to account for the difference between any counting convention used with respect to the Mortgage Loans and any counting convention used with respect to a
REMIC regular interest.

            Non-Designated  Mortgage  Loans:  The Mortgage  Loans that are not
Designated Mortgage Loans.

            Nonrecoverable Advance: Any portion of an Advance or Servicing
Advance previously made or proposed to be made by the Master Servicer or a
Servicer that, in the good faith judgment of the Master Servicer or a Servicer
(as applicable), will not be ultimately recoverable by the Master Servicer or a
Servicer (as applicable) from the related Mortgagor, related Liquidation
Proceeds or otherwise from proceeds or collections on the related Mortgage Loan.
Notwithstanding anything to the contrary set forth in this Agreement, with respect to the February 2005 Distribution Date the Master Servicer shall not determine that any Interim Servicing Advance is nonrecoverable.

                                       45

            Notional  Amount  Certificates:  As specified  in the  Preliminary
Statement.

            Offered Certificates:  As specified in the Preliminary Statement.

            Officer's Certificate: A certificate signed by the Chairman of the
Board, any Vice Chairman of the Board, the President, an Executive Vice
President, Senior Vice President, a Vice President, or other authorized officer, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant
Secretaries of the Depositor, the Seller, the Master Servicer, the Servicers,
the Special Servicer, a Sub-Servicer, the Trustee or the Trust Administrator, as
the case may be, and delivered to the Depositor, the Seller, the Master
Servicer, the Special Servicer, the Servicers, the Trustee or the Trust
Administrator, as required by this Agreement.

            Opinion of Counsel: A written opinion of counsel, who may be counsel for the Depositor, the Master Servicer or a Servicer, including in-house counsel, reasonably acceptable to the Trustee and the Trust Administrator. With respect to the definition of Eligible Account in this Article I and Sections
2.05 and 7.04 hereof and any opinion dealing with the qualification of each
REMIC created hereunder or compliance with the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor, the Master Servicer and such
Servicer, (ii) not have any direct financial interest in the Depositor, the
Master Servicer or such Servicer or in any affiliate of either of them and (iii)
not be connected with the Depositor, the Master Servicer or such Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided that with respect to Wells Fargo Bank,
N.A. as Servicer, such counsel may be in-house counsel for Wells Fargo Bank,
N.A. as Servicer.

            Optional   Termination:   The  purchase  of  the  Mortgage   Loans
pursuant to Section 11.01.

            Optional  Termination  Date:  The  date  fixed  by  a  Terminating
Entity for the purchase of the Mortgage Loans pursuant to Section 11.01.

            OTS:  The Office of Thrift Supervision.

            Outsourcer:  As defined in Section 3.02.

            Overcollateralization Amount: For any Distribution Date, an amount equal to the amount, if any, by which (x) the Aggregate Group 5 Collateral
Balance for such Distribution Date exceeds (y) the aggregate Class Principal
Balance of the Group 5 Certificates after giving effect to payments on such
Distribution Date.

            Overcollateralization Deficiency: For any Distribution Date, the
amount, if any, by which (x) the Targeted Overcollateralization Amount for such
Distribution Date exceeds (y) the Overcollateralization Amount for such
Distribution Date, calculated for this purpose after giving effect to the reduction on such Distribution Date of the aggregate Class Principal Balance of the Group 5 Certificates resulting from the payment of the Principal Payment
Amount on such Distribution Date but prior to allocation of any Applied Loss
Amount on the Group 5 Certificates on such Distribution Date.

                                       46

            Overcollateralization Release Amount: For any Distribution Date, an
amount equal to the lesser of (x) the Principal Remittance Amount for Loan Group
5A and Loan Group 5B for such Distribution Date and (y) the amount, if any, by which (1) the Overcollateralization Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the aggregate of the
Principal Remittance Amount for Loan Group 5A and Loan Group 5B for such date is applied on such date in reduction of the aggregate of the Class Principal
Balances of the Group 5 Certificates, exceeds (2) the Targeted
Overcollateralization Amount for such date.

            Overcollateralized Group:  As defined in Section 4.07(b).

            Participant: A broker, dealer, bank, other financial institution or other Person for whom DTC effects book entry transfers and pledges of securities deposited with DTC.

            Par-Value:  As defined in Section 11.01.

            Pass-Through Entity: (a) a regulated investment company described in
Section 851 of the Code, a real estate investment trust described in Section 856 of the Code, a common trust fund or an organization described in Section 1381(a)
of the Code, (b) any partnership, trust or estate or (c) any person holding a
Class A Certificate as nominee for another person.

            Pass-Through Rate: For any interest bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the
Preliminary Statement. Interest on the Certificates, other than the LIBOR
Certificates, will be computed on the basis of a 360 day year comprised of twelve 30 day months. Interest on the LIBOR Certificates and the Class 5-X
Certificates (to the extent it is entitled to interest from Loan Group 5) will be computed on the basis of a 360-day year and the actual number of days elapsed in the related Accrual Period.

            Paul Financial: Paul Financial, LLC, a California limited liability company, and its successors and assigns.

            Paul Financial Interim Serviced Mortgage Loans: The Mortgage Loans
interim serviced by Paul Financial during the Interim Servicing Period, the servicing of which will be transferred to Wells Fargo (in its capacity as a
Servicer) at the end of the Interim Servicing Period.

            Paul Financial Servicing Agreement: That certain Reconstituted
Servicing Agreement dated as of January 1, 2005 among DLJMC, Paul Financial, the
Master Servicer and the Trust Administrator, and acknowledged by the Trustee.

            Payahead: Any Scheduled Payment intended by the related Mortgagor to be applied in a Collection Period subsequent to the Collection Period in which such payment was received.

            Payoff: Any payment of principal on a Mortgage Loan equal to the entire outstanding Stated Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment in full.

            Payoff Interest: For any Distribution Date with respect to each SPS
Serviced Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Net Mortgage
Rate from the first day of such month through the day of receipt thereof.

                                       47

            Percentage Interest: As to any Certificate, either the percentage set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

            Person: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

            Physical Certificates:  As set forth in the Preliminary Statement.

            Pledge  Instruments:  With respect to each  Cooperative  Loan, the
Stock Power, the Assignment of Proprietary Lease and the Security Agreement.

            Prefunding  Account:  The  Group  1  Prefunding  Account,  Group 2
Prefunding Account or Group 5B Prefunding Account, as applicable.

            Prefunding Period: The period from the Closing Date until the earliest of (i) the date on which the aggregate amounts on deposit in the
Prefunding Accounts are reduced to zero, or (ii) an Event of Default occurs or
(iii) April 24, 2005.

            Prepayment Interest Shortfall: As to any Mortgage Loan, Distribution
Date and Principal Prepayment (other than a Payoff on a Wells Fargo Serviced
Mortgage Loan or a SPS Serviced Mortgage Loan received during the period from and including the first day to and including the 14th day of the month of such
Distribution Date) received during the related Prepayment Period, the difference between (i) one full month's interest at the applicable Mortgage Rate (giving effect to any applicable Relief Act Reduction, Debt Service Reduction and
Deficient Valuation), as reduced by the Servicing Fee Rate, if applicable, on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment or, if such Principal Prepayment is a Curtailment, the principal amount of such Curtailment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment, net of the Servicing Fee, if applicable.

            Prepayment Period: With respect to each Distribution Date and each
Payoff with respect to a Wells Fargo Serviced Mortgage Loan or SPS Serviced
Mortgage Loan, the related "Prepayment Period" will commence on the 15th day of the month preceding the month in which the related Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Cut-off Date) and will end on the 14th day of the month in which such Distribution Date occurs.
With respect to each Distribution Date and each Payoff with respect to any
Mortgage Loan serviced by U.S. Bank, and all Curtailments, the related
"Prepayment Period" will be the calendar month preceding the month in which the related Distribution Date occurs. With respect to each Distribution Date and each Payoff with respect to any Mortgage Loan serviced by GreenPoint, and all
Curtailments, the related "Prepayment Period" will be the calendar month preceding the month in which the related Distribution Date occurs. With respect to each Distribution Date and each Payoff with respect to any Mortgage Loan serviced by a Designated Servicer, the related "Prepayment Period" will be the period set forth in the related Designated Servicing Agreement.

            Prepayment Premium: With respect to any Mortgage Loan, any fee or premium required to be paid if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

                                       48

            Principal Payment Amount: For any Distribution Date and Loan Group
1, Loan Group 2, Loan Group 3 or Loan Group 4, the sum of (i) the principal portion of the Scheduled Payments on the Mortgage Loans in such Loan Group due on the related Due Date, (ii) the principal portion of repurchase proceeds received with respect to any Mortgage Loan in such Loan Group which was repurchased as permitted or required by this Agreement during the period beginning on the 15th day of the month preceding such Distribution Date and ending on the 14th day of the month of such Distribution Date, with notice and receipt of funds three (3) Business Days prior to the 14th day of the month of such Distribution Date and (iii) any other unscheduled payments of principal which were received on the Mortgage Loans in such Loan Group during the related calendar month preceding the month of such Distribution Date, other than
Principal Prepayments or Liquidation Principal; provided, however, that respect to Loan Group 1 or Loan Group 2, and the Distribution Date in April 2005, such amount shall also include any amounts on deposit, if any, in the Group 1
Prefunding Account or Group 2 Prefunding Account, as applicable, at the end of the Prefunding Period net of investment income.

            For any Distribution Date and Loan Group 5, (a) an amount equal to the Principal Remittance Amount for Loan Group 5A and Loan Group 5B for such date minus the Overcollateralization Release Amount, if any, for such date, and
(b) with respect to Loan Group 5B and the Distribution Date in April 2005, plus the amount remaining, if any, in the Group 5B Prefunding Account at the end of
the Prefunding Period net of investment income.

            Principal Prepayment: Any payment of principal on a Mortgage Loan which constitutes a Payoff or Curtailment.

            Principal Prepayment Amount: For any Distribution Date and Loan
Group 1, Loan Group 2, Loan Group 3 or Loan Group 4, the sum of (i) all
Principal Prepayments relating to the Mortgage Loans in such Loan Group which were received during the related Prepayment Period, (ii) all Recoveries received during the calendar month preceding the month of that distribution date, and
(iii) with respect to the Certificates related to Loan Group 1 and Loan Group 2 and the Distribution Date in April 2005, the amounts, if any, remaining on deposit in the Group 1 Prefunding Account and Group 2 Prefunding Account,
respectively.

            Principal Remittance Amount: For any Distribution Date and either
Loan Group 5A or Loan Group 5B, an amount equal to the sum of (1) all principal collected (other than Payaheads) or advanced in respect of Scheduled Payments on the Mortgage Loans in such Loan Group during the related Collection Period (less unreimbursed Advances, Servicing Advances and other amounts due to the
Servicers, the Trustee, the Master Servicer and the Trust Administrator with respect to the Mortgage Loans in such Loan Group, to the extent allocable to principal) and the principal portion of Payaheads previously received on the
Mortgage Loans in such Loan Group and intended for application in the related
Collection Period, (2) all Principal Prepayments received on the Mortgage Loans in such Loan Group during the related Prepayment Period, (3) the Purchase Price of each Mortgage Loan in such Loan Group that was repurchased by the Seller or purchased by the Special Servicer pursuant to Section 3.11(g) or the holder of the Subordinate Certificates pursuant to Section 3.11(f), during the related
Collection Period and the principal proceeds of any purchase of Mortgage Loans in such Loan Group by the Terminating Entity pursuant to Section 11.01 in an amount not exceeding the principal portion of the Par Value with respect to such
Mortgage Loans, (4) the portion of any Substitution Adjustment Amount paid with respect to any Deleted Mortgage Loans in such Loan Group during the related
Collection Period allocable to principal, (5) all Net Liquidation Proceeds (net of unreimbursed Advances, Servicing Advances and other expenses, to the extent allocable to principal) and any other Recoveries collected with respect to the
Mortgage Loans in such Loan Group during the related Collection Period, to the extent allocable to principal, and (6) amounts, if any, withdrawn from the Group
5 Interest Rate Cap Account to cover Realized Losses on the Group 5 Mortgage
Loans incurred during the related Collection Period.

                                       50

            Principal Transfer Amount: For any Distribution Date and each
Undercollateralized Group, the excess, if any, of the aggregate Class Principal
Balance of the Class A Certificates related to such Undercollateralized Group over the aggregate Stated Principal Balance of the Mortgage Loans in such Group.

            Private Certificates:  As set forth in the Preliminary Statement.

            Proprietary  Lease:  The lease on a  Cooperative  Unit  evidencing the  possessory  interest  of the  owner  of the  Cooperative  Shares  in such
Cooperative Unit.

            Pro Rata Share: As to any Distribution Date and any Class of Class
C-B Certificates, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal
Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Principal Balance of such Class and the denominator of which is the aggregate of the Class Principal Balances of the Class C-B
Certificates.

            Prospectus: The Prospectus, dated January 25, 2005, relating to the offering by the Depositor from time to time of its Mortgage-Backed Pass Through
Certificates (Issuable in Series) in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the
1933 Act with respect to the offer and sale of the offered certificates.

            Prospectus Supplement: The Prospectus Supplement, dated January 25,
2005, relating to the offering of the Offered Certificates in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to
Rule 424(b) under the 1933 Act with respect to the offer and sale of the offered certificates.

            PUD:  Planned Unit Development.

            Purchase Price: With respect to any Mortgage Loan required to be purchased by the Seller pursuant to Section 2.02 or 2.03, purchased by a holder of certain Certificates pursuant to Section 3.11(f), or purchased at the option of the Special Servicer pursuant to Section 3.11(g), the sum of (i) 100% of the
Stated Principal Balance of the Mortgage Loan as of the first day of the month of such purchase, (ii) accrued and unpaid interest on the Mortgage Loan at the applicable Mortgage Rate (reduced by the related Servicing Fee Rate, if the purchaser is also the Servicer thereof) from the first day of the month of such purchase to the first day of the month immediately following the month of such purchase, (iii) in the case of a Mortgage Loan purchased by the Seller, the amount of any unreimbursed Advances and Servicing Advances made by a Servicer, if such Servicer is not the Seller, with respect to such Mortgage Loan or, in the case of a Mortgage Loan purchased by the Special Servicer, any unreimbursed
Advances and Servicing Advances payable to any Servicer (other than the Servicer or Special Servicer, as the case may be, which is purchasing such Mortgage
Loans) and (iv) with respect to any purchase by the Seller pursuant to Section
2.03, any costs and damages actually incurred and paid by or on behalf of the
Trust in connection with any breach of the representation and warranty set forth in Schedule III(viii) as a result of a violation of a predatory or abusive lending law applicable to such Mortgage Loan. With respect to any Mortgage Loan required or allowed to be purchased, the Special Servicer, the Certificateholder or the Seller, as applicable, shall deliver to the Trustee and the Trust
Administrator an Officer's Certificate as to the calculation of the Purchase
Price.

            Qualified Insurer: A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a
FNMA or FHLMC approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

                                       50

            Qualified Substitute Mortgage Loan: One or more mortgage Loans substituted by the Seller for one or more Deleted Mortgage Loans which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit K, individually or in the aggregate and on a weighted average basis, as applicable (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the
Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the
Deleted Mortgage Loan; (iii) have a Loan to Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity not more than one year greater than or less than that of the Deleted Mortgage Loan; provided that the remaining term to maturity of any such Mortgage Loan shall be no greater than the last maturing Mortgage Loan immediately prior to any substitution; (v) have a Maximum Mortgage Rate and Minimum Mortgage Rate not less than the respective such rates for the Deleted Mortgage Loan, have a Gross
Margin equal to or greater than the Deleted Mortgage Loan and have the same
Index as the Deleted Mortgage Loan; (vi) not be a Cooperative Loan unless the
Deleted Mortgage Loan was a Cooperative Loan and (vii) comply with each representation and warranty set forth in Section 2.03(b).

            Rating Agencies: Moody's and S&P, or any successor to either of them.

            Ratings:  As of any date of  determination,  the ratings,  if any, of the Certificates as assigned by the Rating Agencies.

            Realized Loss: With respect to any Mortgage Loan, (1) with respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the
Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated
Mortgage Loan as of the date of such liquidation, plus (ii) interest at the applicable Net Mortgage Rate from the related Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the related Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the
Liquidated Mortgage Loan; (2) for any Mortgage Loan subject to a Deficient
Valuation, the excess of the Stated Principal Balance of that Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation; or (3) for any Debt Service Reduction Mortgage Loan,
the present value of all monthly Debt Service Reductions on the Mortgage Loan, assuming that the mortgagor pays each Scheduled Payment on the applicable Due
Date and that no Principal Prepayments are received on the Mortgage Loan, discounted at the applicable Mortgage Rate.

                                       51

            Realized Losses on the Group 1, Group 2, Group 3 and Group 4
Mortgage Loans shall be allocated to the REMIC I Regular Interests as follows:
(1) the interest portion of Realized Losses and Net Interest Shortfalls on the
Group 1 Loans, if any, shall be allocated between the Class Y-1 and Class Z-1
Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (2) the interest portion of Realized
Losses and Net Interest Shortfalls on the Group 2 Loans, if any, shall be allocated between the Class Y-2 and Class Z-2 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; (3) the interest portion of Realized Losses and Net Interest Shortfalls on the Group 3 Loans, if any, shall be allocated between the Class Y-3 and Class
Z-3 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof; and (4) the interest portion of Realized
Losses and Net Interest Shortfalls on the Group 4 Loans, if any, shall be allocated between the Class Y-4 and Class Z-4 Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized Losses not attributable to any specific Mortgage Loan in such Group and allocated pursuant to the succeeding sentences. The principal portion of Realized Losses with respect to the Group 1, Group 2, Group 3 and
Group 4 Mortgage Loans shall be allocated to the REMIC I Regular Interests as follows: (1) the principal portion of Realized Losses on the Group 1 Loans shall be allocated, first, to the Class Y-1 Regular Interest to the extent of the
Class Y-1 Principal Reduction Amount in reduction of the Uncertificated
Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the
Class Z-1 Regular Interest in reduction of the Uncertificated Principal Balance thereof; (2) the principal portion of Realized Losses on the Group 2 Loans shall be allocated, first, to the Class Y-2 Regular Interest to the extent of the
Class Y-2 Principal Reduction Amount in reduction of the Uncertificated
Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the
Class Z-2 Regular Interest in reduction of the Uncertificated Principal Balance thereof; (3) the principal portion of Realized Losses on the Group 3 Loans shall be allocated, first, to the Class Y-3 Regular Interest to the extent of the
Class Y-3 Principal Reduction Amount in reduction of the Uncertificated
Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the
Class Z-3 Regular Interest in reduction of the Uncertificated Principal Balance thereof; and (4) the principal portion of Realized Losses on the Group 4 Loans shall be allocated, first, to the Class Y-4 Regular Interest to the extent of the Class Y-4 Principal Reduction Amount in reduction of the Uncertificated
Principal Balance of such Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the
Class Z-4 Regular Interest in reduction of the Uncertificated Principal Balance thereof. For any Distribution Date, reductions in the Uncertificated Principal
Balances of the Class Y and Class Z Regular Interests pursuant to this definition of Realized Loss shall be determined, and shall be deemed to occur, prior to any reductions of such Uncertificated Principal Balances by distributions on such Distribution Date.

            Realized Losses on the Group 5A and Group 5B Mortgage Loans shall be allocated to the REMIC II Regular Interests as follows: (1) the interest portion of Realized Losses and Net Interest Shortfalls on the Group 5A Loans, if any,
shall be allocated between the Class Y-5A and Class Z-5A Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof and (2) the interest portion of Realized Losses and Net
Interest Shortfalls on the Group 5B Loans, if any, shall be allocated between the Class Y-5B and Class Z-5B Regular Interests pro rata according to the amount of interest accrued but unpaid thereon, in reduction thereof. Any interest portion of such Realized Losses in excess of the amount allocated pursuant to the preceding sentence shall be treated as a principal portion of Realized
Losses not attributable to any specific Mortgage Loan in such Group and allocated pursuant to the succeeding sentences. The principal portion of
Realized Losses with respect to the Group 5A and Group 5B Mortgage Loans shall be allocated to the REMIC II Regular Interests as follows: (1) the principal portion of Realized Losses on the Group 5A Loans shall be allocated, first, to the Class Y-5A Regular Interest to the extent of the Class Y-5A Principal
Reduction Amount in reduction of the Uncertificated Principal Balance of such
Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-5A Regular Interest in reduction of the Uncertificated Principal Balance thereof and (2) the principal portion of Realized Losses on the Group 5B Loans shall be allocated, first, to the Class Y-5B Regular Interest to the extent of the Class Y-5B Principal
Reduction Amount in reduction of the Uncertificated Principal Balance of such
Regular Interest and, second, the remainder, if any, of such principal portion of such Realized Losses shall be allocated to the Class Z-5B Regular Interest in reduction of the Uncertificated Principal Balance thereof. For any Distribution
Date, reductions in the Uncertificated Principal Balances of the Class Y and
Class Z Regular Interests pursuant to this definition of Realized Loss shall be determined, and shall be deemed to occur, prior to any reductions of such
Uncertificated Principal Balances by distributions on such Distribution Date.

                                       52

            Realized Losses allocated to the Class 5-X Certificates shall be allocated first to the REMIC IV Regular Interest 5-X-IO in reduction of the accrued but unpaid interest thereon until such accrued and unpaid interest shall have been reduced to zero and then to the REMIC IV Regular Interest 5-X PO in reduction of the principal balance thereof.

            Recognition Agreement: An Agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Loan whereby such parties
(i) acknowledge that such lender may make, or intends to make, such Cooperative
Loan, (ii) make certain agreements with respect to such Cooperative Loan.

            Record Date: With respect to any Distribution Date and the
Certificates other than the LIBOR Certificates held in Book-Entry Form, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs. With respect to the LIBOR
Certificates that are not Physical Certificates and any Distribution Date, the
close of business on the Business Day immediately preceding such Distribution
Date; provided, however, that following the date on which Definitive
Certificates for a Class of LIBOR Certificates are available pursuant to Section
6.09, the Record Date shall be the close of business on the last Business Day of the calendar month immediately preceding the month of such Distribution Date.

            Recovery: With respect to any Distribution Date and Mortgage Loan that became a Liquidated Mortgage Loan in a month preceding the month prior to the Distribution Date, an amount received in respect of principal on such mortgage loan which has previously been allocated as a Realized Loss or Applied
Loss Amount to a class or classes of certificates, net of reimbursable expenses.

            Reference Bank Rate: As to any Accrual Period relating to the LIBOR
Certificates as follows: the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of
11:00 A.M., London time, on the Interest Determination Date prior to the first day of such Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class
Principal Balance of the LIBOR Certificates; provided that at least two such
Reference Banks provide such rate. If fewer than two offered rates appear, the
Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trust Administrator after consultation with DLJMC, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the
LIBOR Certificates. If no such quotations can be obtained, the Reference Bank
Rate shall be the Reference Bank Rate applicable to the preceding Accrual
Period.

            Reference Banks: Three major banks that are engaged in the London interbank market, selected by the Trust Administrator after consultation with
DLJMC.
            Registration Statement: That certain registration statement on Form
S-3, as amended (Registration No. 333-115435), relating to the offering by the
Depositor from time to time of its Mortgage-Backed Pass Through Certificates
(Issuable in Series) as heretofore declared effective by the Securities and
Exchange Commission.

                                       53

            Regular  Certificates:  All of the  Certificates  other  than  the
Class AR and Class AR-L Certificates.

            Related  Certificates:  The following  table sets forth certain of the  REMIC III  Regular  Interests  and the Classes of  Certificates  that are related to each of them:

------------------------------------------------------------------------------
       REMIC III Regular Interest              Related Certificates
------------------------------------------------------------------------------
                 1-A-1L                                1-A-1
------------------------------------------------------------------------------
                 2-A-1L                       2-A-1, 2-A-2-1, 2-A-2-2
------------------------------------------------------------------------------
                 3-A-1L                                3-A-1
------------------------------------------------------------------------------
                 4-A-1L                                4-A-1
------------------------------------------------------------------------------
                 C-B-1L                                C-B-1
------------------------------------------------------------------------------
                 C-B-2L                                C-B-2
------------------------------------------------------------------------------
                 C-B-3L                                C-B-3
------------------------------------------------------------------------------
                 C-B-4L                                C-B-4
------------------------------------------------------------------------------
                 C-B-5L                                C-B-5
------------------------------------------------------------------------------
                 C-B-6L                                C-B-6
------------------------------------------------------------------------------
                 C-B-7L                                C-B-7
------------------------------------------------------------------------------
                 C-B-8L                                C-B-8
------------------------------------------------------------------------------
                 C-B-9L                                C-B-9
------------------------------------------------------------------------------
                  IOL                                   5-X
------------------------------------------------------------------------------

            Relief Act: The Servicemembers  Civil Relief Act, as amended,  and any similar state statute.

            Relief Act Reductions: With respect to any Distribution Date and any
Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month that may be attributable to a prior month, if applicable, as a result of the application of the Relief Act, the amount, if any, by which (i) interest collected on such
Mortgage Loan during the most recently ended calendar month is less than (ii)
interest accrued thereon for such month pursuant to the Mortgage Note.

            REMIC: A "real estate mortgage investment conduit," within the meaning of Section 860D of the Code. Reference herein to REMIC refers to each
REMIC created by the Preliminary Statement.

            REMIC Election: An election, for federal income tax purposes, to treat certain assets as a REMIC.

            REMIC I Available Distribution Amount: For each of Loan Group 1,
Loan Group 2, Loan Group 3 and Loan Group 4, for any Distribution Date, the
Available Distribution Amount for such Loan Group, in the case of Loan Groups 3 and 4, exclusive of the Group 3 Excess Interest Amount and the Group 4 Excess
Interest Amount, respectively.

                                       54

            REMIC I Distribution Amount: For any Distribution Date, the REMIC I
Available Distribution Amounts shall be deemed distributed to REMIC III, as the holder of the REMIC I Regular Interests, and to Holders of the Class AR-L
Certificates in respect of Component I thereof, pursuant to Section
4.01(III)(a), in the following amounts and priority:

            (a) To the extent of the REMIC I Available Distribution Amount for
Loan Group 1:

                  (i) first, to Class Y-1 and Class Z-1 Regular Interests and
      Component I of the Class AR-L Certificates, concurrently, the
      Uncertificated Accrued Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Class Y-1 and Class Z-1 Regular Interests and Component I of the Class AR-L Certificates, concurrently, the
      Uncertificated Accrued Interest for such Classes for the current
      Distribution Date, pro rata according to their respective Uncertificated
      Accrued Interest;

                  (iii) third, to Component I of the Class AR-L Certificates, until the Uncertificated Principal Balance thereof has been reduced to zero; and

                  (iv) fourth, to the Class Y-1 and Class Z-1 Regular Interests, the Class Y-1 Principal Distribution Amount and the Class Z-1 Principal
      Distribution Amount, respectively.

            (b) To the extent of the REMIC I Available Distribution Amount for
Loan Group 2:

                  (i) first, to the Class Y-2 and Class Z-2 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Class Y-2 and Class Z-2 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective
      Uncertificated Accrued Interest; and

                  (iii) third, to the Class Y-2 and Class Z-2 Regular Interests, the Class Y-2 Principal Distribution Amount and the Class Z-2 Principal
      Distribution Amount, respectively.

            (c) To the extent of the REMIC I Available Distribution Amount for
Loan Group 3:

                  (i) first, to the Class Y-3 and Class Z-3 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Class Y-3 and Class Z-3 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective
      Uncertificated Accrued Interest; and

                  (iii) third, to the Class Y-3 and Class Z-3 Regular Interests, the Class Y-3 Principal Distribution Amount and the Class Z-3 Principal
      Distribution Amount, respectively.

                                       55

            (d) To the extent of the REMIC I Available Distribution Amount for
Loan Group 4:

                  (i) first, to the Class Y-4 and Class Z-4 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Class Y-4 and Class Z-4 Regular Interests, concurrently, the Uncertificated Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective
      Uncertificated Accrued Interest; and

                  (iii) third, to the Class Y-4 and Class Z-4 Regular Interests, the Class Y-4 Principal Distribution Amount and the Class Z-4 Principal
      Distribution Amount, respectively.

            (e) To the extent of the REMIC I Available Distribution Amounts for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (a), (b), (c) and (d) of this definition of "REMIC I Distribution
Amount":

                  (i) first, to each Class of REMIC I Class Y and Class Z
      Regular Interests, pro rata according to the amount of unreimbursed
      Realized Losses allocable to principal previously allocated to each such
      Class; provided, however, that any amounts distributed pursuant to this paragraph (e)(i) of this definition of "REMIC I Distribution Amount" shall not cause a reduction in the Uncertificated Principal Balances of any of the Class Y and Class Z Regular Interests; and

                  (ii) second, to the Class AR-L Certificates in respect of
      Component I thereof, any remaining amount.

            REMIC I Realized Losses: For any Distribution Date, Realized Losses
on the Group 1, Group 2, Group 3 or Group 4 Mortgage Loans for the related
Collection Period shall be allocated to the REMIC I Regular Interests in reduction of interest accrued thereon and the principal balances thereof in accordance with the provisions of the definition of Realized Loss.

            REMIC II Available Distribution Amount: For each of Loan Group 5A and Loan Group 5B for any Distribution Date, the Available Distribution Amount
for such Loan Group and, for each of Loan Group 3 and Loan Group 4, the Excess
Interest Amount for such Loan Group.

            REMIC II Distribution Amount: For any Distribution Date, the REMIC
II Available Distribution Amounts shall be deemed distributed to REMIC III, as the holder of the REMIC II Regular Interests, and to Holders of the Class AR-L
Certificates in respect of Component II thereof, pursuant to Section
4.01(III)(b), in the following amounts and priority:

            (a) To the extent of the REMIC II Available Distribution Amount for
Loan Group 5A:

                  (i) first, to Class Y-5A and Class Z-5A Regular Interests, concurrently, the Uncertificated Accrued Interest for such Regular
      Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Class Y-5A and Class Z-5A Regular
      Interests, concurrently, the Uncertificated Accrued Interest for such
      Regular Interests for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

                                       56

                  (iii) third, to the Class Y-5A and Class Z-5A Regular
      Interests, the Class Y-5A Principal Distribution Amount and the Class Z-5A
      Principal Distribution Amount, respectively.

            (b) To the extent of the REMIC II Available Distribution Amount for
Loan Group 5B:

                  (i) first, to the Class Y-5B and Class Z-5B Regular Interests, concurrently, the Uncertificated Accrued Interest for such Regular
      Interests remaining unpaid from previous Distribution Dates, pro rata according to their respective shares of such unpaid amounts;

                  (ii) second, to the Class Y-5B and Class Z-5B Regular
      Interests, concurrently, the Uncertificated Accrued Interest for such
      Regular Interests for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

                  (iii) third, to the Class Y-5B and Class Z-5B Regular
      Interests, the Class Y-5B Principal Distribution Amount and the Class Z-5B
      Principal Distribution Amount, respectively;

            (c) To the extent of the REMIC II Available Distribution Amounts for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (a) and (b) of this definition of "REMIC II Distribution Amount," to the Class LT-IO Regular Interest, the Group 3 Excess Interest Amount and the
Group 4 Excess Interest Amount.

            (d) To the extent of the REMIC II Available Distribution Amounts for such Distribution Date remaining after payment of the amounts pursuant to paragraphs (a), (b) and (c) of this definition of "REMIC II Distribution
Amount":

                  (i) first, to each of the REMIC II Class Y and Class Z Regular
      Interests, pro rata according to the amount of unreimbursed Realized
      Losses allocable to principal previously allocated to each such Regular
      Interests; provided, however, that any amounts distributed pursuant to this paragraph (e)(i) of this definition of "REMIC II Distribution Amount"
      shall not cause a reduction in the Uncertificated Principal Balances of any of the Class Y and Class Z Regular Interests; and

                  (ii) second, to the Class AR-L Certificates in respect of
      Component II thereof, any remaining amount.

            REMIC II Realized Losses: For any Distribution Date, Realized Losses
on the Group 5 Mortgage Loans for the related Collection Period shall be allocated to the REMIC II Regular Interests Y-5A, Y-5B, Y-5C, Z-5A, Z-5B and
Z-5C as provided in the definition of Realized Loss in reduction of the principal balances thereof and accrued and unpaid interest thereon until such principal balances and accrued and unpaid interest shall have been reduced to zero.]

            REMIC III Available Distribution Amount: For any Distribution Date,
the amount deemed distributed to REMIC III from REMIC I and REMIC II in respect of the Regular Interests therein.

            REMIC III Principal Reduction Amounts: For any Distribution Date,
the amounts by which the principal balances of the REMIC III Regular Interests
LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT9, LT10, LT11, LT12, LT-Y5A and
LT-Y5B, respectively, will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as follows:

                                       57

      For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

      Y1 = the aggregate principal balance of the REMIC III Regular Interests
LT1 and LT-Y5A after distributions on the prior Distribution Date.

      Y2 = the principal balance of the REMIC III Regular Interest LT2 after distributions on the prior Distribution Date.

      Y3 = the principal balance of the REMIC III Regular Interest LT3 after distributions on the prior Distribution Date.

      Y4 = the principal balance of the REMIC III Regular Interest LT4 after distributions on the prior Distribution Date (note: Y3 = Y4).

      ΔY1 = the combined REMIC III Regular Interests LT1 and LT-Y5A
Principal Reduction Amount.

      ΔY2 =  the  REMIC III  Regular  Interest  LT2  Principal  Reduction
Amount.

      ΔY3 =  the  REMIC III  Regular  Interest  LT3  Principal  Reduction
Amount.

      ΔY4 =  the  REMIC III  Regular  Interest  LT4  Principal  Reduction
Amount.

      P0 = the aggregate principal balance of the REMIC III Regular Interests
LT1, LT2, LT3 , LT4 and LT-Y5A after distributions and the allocation of
Realized Losses on the prior Distribution Date.

      P1 = the aggregate principal balance of the REMIC III Regular Interests
LT1, LT2, LT3 , LT4 and LT-Y5A after distributions and the allocation of
Realized Losses to be made on such Distribution Date.

      ΔP = P0 - P1 = the aggregate of the REMIC III Regular Interests LT1,
LT2, LT3 , LT4 and LT-Y5A Principal Reduction Amounts.

            = the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Group I
Certificates on such Distribution Date (including distributions of accrued and unpaid interest on the Class SB-I Certificates for prior Distribution Dates).

      R0 = the Group 5A Net WAC Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior
Distribution Date.

      R1 = the Group 5A Net WAC Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such
Distribution Date.

      α = (Y2 + Y3)/P0. The initial value of α on the Closing Date for use on the first Distribution Date shall be 0.0001.

      γ0 = the lesser of (A) the sum of (1) for all Classes of Group 5A
Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate
Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date, (2) for all
Classes of Class M Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class multiplied by a fraction whose numerator is the principal balance of the REMIC II Regular Interest Y-5A and whose denominator is the sum of the principal balances of the REMIC II
Regular Interests Y-5A and Y-5B after distributions and the allocation of
Realized Losses on the prior Distribution Date, (3) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of (GAMMA)0 exceeds S0 * Q0 and (4) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of (LAMBDA)0 exceeds T0 * M0 and (B)
R0*P0.

                                       58

      γ1 = the lesser of (A) the sum of (1) for all Classes of Group 5A
Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date, (2) for all Classes of Class M Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such
Class applicable for distributions to be made on the next succeeding
Distribution Date and (ii) the aggregate Certificate Principal Balance for such
Class multiplied by a fraction whose numerator is the principal balance of the
REMIC II Regular Interest Y-5A and whose denominator is the sum of the principal balances of the REMIC II Regular Interests Y-5A and Y-5B after distributions and the allocation of Realized Losses to be made on such Distribution Date, (3) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of (GAMMA)1 exceeds S1 * Q1 and (4) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of (LAMBDA)1 exceeds T1 * M1 and (B) R1*P1.

      Then, based on the foregoing definitions:

      ΔY1 =  ΔP - ΔY2 - ΔY3 - ΔY4;

      ΔY2 =  (α/2){( γ0R1 - γ1R0)/R0R1};

      ΔY3 =  αΔP - ΔY2; and

      ΔY4 =  ΔY3.

      if both  ΔY2  and  ΔY3,  as so  determined,  are  non-negative numbers.  Otherwise:

      (1) If ΔY2, as so determined, is negative, then

      ΔY2 = 0;

      ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

      (2) If ΔY3, as so determined, is negative, then

      ΔY3 = 0;

      ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 -  γ1R0};

      ΔY4 = ΔY3; and

      ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

                                       59

The Principal Reduction Amount ΔY1 shall be allocated, first, to the REMIC
III Regular Interest LT-Y5A to the extent of the Principal Reduction Amount for the REMIC II Regular Interest Y-5A and, second, any remainder shall be allocated to the REMIC III Regular Interest LT1.

       For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

      Y5 = the aggregate principal balance of the REMIC III Regular Interests
LT5 and LT-Y5B after distributions on the prior Distribution Date.

      Y6 = the principal balance of the REMIC III Regular Interest LT6 after distributions on the prior Distribution Date.

      Y7 = the principal balance of the REMIC III Regular Interest LT7 after distributions on the prior Distribution Date.

      Y8 = the principal balance of the REMIC III Regular Interest LT8 after distributions on the prior Distribution Date (note: Y7 = Y8).

      ΔY5 = the combined REMIC III Regular Interest LT5 and LT-Y5B
Principal Reduction Amount.

      ΔY6 =  the  REMIC III  Regular  Interest  LT6  Principal  Reduction
Amount.

      ΔY7 =  the  REMIC III  Regular  Interest  LT7  Principal  Reduction
Amount.

      ΔY8 =  the  REMIC III  Regular  Interest  LT8  Principal  Reduction
Amount.

      Q0 = the aggregate principal balance of the REMIC III Regular Interests
LT5, LT6, LT7, LT8 and LT-Y5B after distributions and the allocation of Realized
Losses on the prior Distribution Date.

      Q1 = the aggregate principal balance of the REMIC III Regular Interests
LT5, LT6, LT7, LT8 and LT-Y5B after distributions and the allocation of Realized
Losses to be made on such Distribution Date.

      ΔQ = Q0 - Q1 = the aggregate of the REMIC III Regular Interests LT5,
LT6, LT7, LT8 and LT-7B Principal Reduction Amounts.

            = the aggregate of the principal portions of Realized Losses to be allocated to, and the principal distributions to be made on, the Group 5B
Certificates and the Group 5B portion of the Class 5-M Certificates on such
Distribution Date (including distributions of accrued and unpaid interest on the
Class 5-X Certificates for prior Distribution Dates to the extend attributable to interest accrued in respect of Group 5B).

      S0 = the Group 5B REMIC Net WAC Rate (stated as a monthly rate) after giving effect to amounts distributed and Realized Losses allocated on the prior
Distribution Date.

                                       60

      S1 = the Group 5B REMIC Net WAC Rate (stated as a monthly rate) after giving effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

      β = (Y6 + Y7)/Q0. The initial value of β on the Closing Date for use on the first Distribution Date shall be 0.0001.

      γ0 = the lesser of (A) the sum of (1) for all Classes of Group 5B
Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate
Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses on the prior Distribution Date, (2) for all
Classes of Class M Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such Class applicable for distributions to be made on such Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class multiplied by a fraction whose numerator is the principal balance of the REMIC II Regular Interest Y-5B and whose denominator is the sum of the principal balances of the REMIC II
Regular Interests Y-5A and Y-5B after distributions and the allocation of
Realized Losses on the prior Distribution Date, (3) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of (gamma)0 exceeds R0 * P0 and (4) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of (LAMBDA)0 exceeds T0 * M0 reduced by the lesser of (i) the excess, if any, of R0*P0 over the sum of the amounts in clauses (A)(1) and (2) of the definition of (gamma)0 and (ii) the sum of the amounts in clauses (3) and (4) hereof and (B) S0*Q0.

      γ1 = the lesser of (A) the sum of (1) for all Classes of Group 5B
Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such Class applicable for distributions to be made on the next succeeding Distribution Date and (ii) the aggregate Certificate Principal Balance for such Class after distributions and the allocation of Realized Losses to be made on such Distribution Date, (2) for all Classes of Class M Certificates of the product for each Class of (i) the monthly interest rate (as limited by the Net Funds Cap, if applicable) for such
Class applicable for distributions to be made on the next succeeding
Distribution Date and (ii) the aggregate Certificate Principal Balance for such
Class multiplied by a fraction whose numerator is the principal balance of the
REMIC II Regular Interest Y-5B and whose denominator is the sum of the principal balances of the REMIC II Regular Interests Y-5A, Y-5B and Y-5C after distributions and the allocation of Realized Losses to be made on such
Distribution Date, (3) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of (gamma)1 exceeds R1 * P1 and (4) the amount, if any, by which the sum of the amounts in clauses (A)(1) and (2) of the definition of (LAMBDA)1 exceeds T1 * M1 reduced by the lesser of (i) the excess, if any, of R1*P1 over the sum of the amounts in clauses (A)(1) and (2) of the definition of (gamma)1 and (ii) the sum of the amounts in clauses (3) and (4)
hereof and (B) S1*Q1.

      Then, based on the foregoing definitions:

      ΔY5 =  ΔQ - ΔY6 - ΔY7 - ΔY8;

      ΔY6 =  (β/2){(γ0S1 - γ1S0)/S0S1};

      ΔY7 =  βΔQ - ΔY6; and

      ΔY8 =  ΔY7.

      if both  ΔY6  and  ΔY7,  as so  determined,  are  non-negative numbers.  Otherwise:

      (1) If ΔY6, as so determined, is negative, then

                                       61

      ΔY6 = 0;

      ΔY7 = β{γ1S0Q0 - γ0S1Q1}/{γ1S0};

      ΔY8 = ΔY7; and

      ΔY5 = ΔQ - ΔY6 - ΔY7 - ΔY8.

      (2) If ΔY7, as so determined, is negative, then

      ΔY7 = 0;

      ΔY6 = β{γ1S0Q0 - γ0S1Q1}/{2S1S0Q1 -  γ1S0};

      ΔY8 = ΔY7; and

      ΔY5 = ΔQ - ΔY6 - ΔY7 - ΔY8.

The Principal Reduction Amount ΔY5 shall be allocated, first, to the REMIC
III Regular Interest LT-Y5B to the extent of the Principal Reduction Amount for the REMIC II Regular Interest Y-5B and, second, any remainder shall be allocated to the REMIC III Regular Interest LT5.

      REMIC III Realized Losses: For any Distribution Date, Realized Losses on
the Mortgage Loans for the related Due Period shall be allocated, as follows:
Realized Losses on the Group 1, Group 2, Group 3 or Group 4 Mortgage Loans for
the related Collection Period shall be allocated to the REMIC III Regular
Interests (other than the REMIC III Regular Interests LT1, LT2, LT3, LT4, LT5,
LT6, LT7, LT8, LT9, LT10, LT11, LT12, LT-Y5A and LT-Y5B) as follows: Realized
Losses shall be allocated to each such Class of REMIC III Regular Interests to the extent that such Realized Losses are allocated to the Related Class or
Classes of Certificates. Realized Losses so allocated shall be deemed to be applied to reduce the principal balance of, or accrued interest on, such REMIC
III Regular Interest to the same extent that they reduced the principal balance of, or accrued interest on, the Related Classes of Certificates.

      Realized Losses on the Group 5A Mortgage Loans for the related Collection
Period shall be allocated to the REMIC III Regular Interests LT1, LT2, LT3, LT4
and LT-Y5A, in reduction of the principal balances thereof and interest accrued thereon, as follows: (i) the interest portion of Realized Losses, if any, shall be allocated pro rata to accrued interest on the REMIC III Regular Interests
LT1, LT2, LT3, LT4 and LT-Y5A, to the extent of such accrued interest, and (ii)
any remaining interest portions of Realized Losses and any principal portions of
Realized Losses shall be treated as principal portions of Realized Losses and allocated (i) to the REMIC III Regular Interest LT-Y5A to the same extent that principal Realized Losses were allocate to the REMIC II Regular Interest Y-5A,
(ii) to the REMIC III Regular Interest LT2, REMIC III Regular Interest LT3 and
REMIC III Regular Interest LT4, pro rata according to their respective Principal
Reduction Amounts, provided that such allocation to each of the REMIC III
Regular Interest LT2, REMIC III Regular Interest LT3 and REMIC III Regular
Interest LT4, and (iii) any Realized Losses not allocated to any of REMIC III
Regular Interest LT3, REMIC III Regular Interest LT4 and REMIC III Regular
Interest LT-Y5A pursuant to the provisos of clauses (i) and (ii) above shall be allocated to the REMIC III Regular Interest LT1, until the principal balance thereof shall have been reduced to zero. Any Realized Losses on the Group 5A
Mortgage Loans remaining after the allocations made in the preceding sentences shall be allocated among the Class LT2, Class LT3 and Class LT4 REMIC III
Regular Interests pro-rata according to their respective principal balances as reduced by the allocations in the preceding sentence until such principal balances shall have been reduced to zero.

                                       62

      Realized Losses on the Group 5B Mortgage Loans for the related Collection
Period shall be allocated to the REMIC III Regular Interests LT5, LT6, LT7, LT8
and LT-Y5B, in reduction of the principal balances thereof and interest accrued thereon, as follows: (i) the interest portion of Realized Losses, if any, shall be allocated pro rata to accrued interest on the REMIC III Regular Interests
LT5, LT6, LT7, LT8 and LT-Y5B to the extent of such accrued interest, and (ii)
any remaining interest portions of Realized Losses and any principal portions of
Realized Losses shall be treated as principal portions of Realized Losses and allocated (i) to the REMIC III Regular Interest LT-Y5B to the same extent that principal Realized Losses were allocate to the REMIC II Regular Interest Y-5B,
(ii) to the REMIC III Regular Interest LT6, REMIC III Regular Interest LT7 and
REMIC III Regular Interest LT8, pro rata according to their respective Principal
Reduction Amounts, provided that such allocation to each of the REMIC III
Regular Interest LT6, REMIC III Regular Interest LT7 and REMIC III Regular
Interest LT8 shall not exceed their respective Principal Reduction Amounts for such Distribution Date, and (iii) any Realized Losses not allocated to any of
REMIC III Regular Interest LT6, REMIC III Regular Interest LT7, REMIC III
Regular Interest LT8 or REMIC III Regular Interest LT-Y5B pursuant to the provisos of clauses (i) and (ii) above shall be allocated to the REMIC III
Regular Interest LT5, until the principal balance thereof shall have been reduced to zero. Any Realized Losses on the Group 5B Mortgage Loans remaining after the allocations made in the preceding sentences shall be allocated among the Class LT6, Class LT7 and Class LT8 REMIC III Regular Interests pro-rata according to their respective principal balances as reduced by the allocations in the preceding sentence until such principal balances shall have been reduced to zero.

            REMIC III Regular Interest LT1 Principal Distribution Amount: For
any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT1
Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT1 on such Distribution Date.

            REMIC III Regular Interest LT2 Principal Distribution Amount: For
any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT2
Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT2 on such Distribution Date.

            REMIC III Regular Interest LT3 Principal Distribution Amount: For
any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT3
Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT3 on such Distribution Date.

            REMIC III Regular Interest LT4 Principal Distribution Amount: For
any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT4
Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT4 on such Distribution Date.

            REMIC III Regular Interest LT5 Principal Distribution Amount: For
any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT5
Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT5 on such Distribution Date.

            REMIC III Regular Interest LT6 Principal Distribution Amount: For
any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT6
Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT6 on such Distribution Date.

                                       63

            REMIC III Regular Interest LT7 Principal Distribution Amount: For
any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT7
Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT7 on such Distribution Date.

            REMIC III Regular Interest LT8 Principal Distribution Amount: For
any Distribution Date, the excess, if any, of the REMIC III Regular Interest LT8
Principal Reduction Amount for such Distribution Date over the Realized Losses allocated to the REMIC III Regular Interest LT8 on such Distribution Date.

            REMIC III Regular Interest LT-Y5A Principal Distribution Amount: For
any Distribution Date, the excess, if any, of the REMIC III Regular Interest
LT-Y5A Principal Reduction Amount for such Distribution Date over the Realized
Losses allocated to the REMIC III Regular Interest LT-Y5A on such Distribution
Date.

            REMIC III Regular Interest LT-Y5B Principal Distribution Amount: For
any Distribution Date, the excess, if any, of the REMIC III Regular Interest
LT-Y5B Principal Reduction Amount for such Distribution Date over the Realized
Losses allocated to the REMIC III Regular Interest LT-Y5B on such Distribution
Date.

            REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

            REMIC Regular Interest: Any of the REMIC I Regular Interests, REMIC
II Regular Interests, REMIC III Regular Interests and REMIC IV Regular
Interests.

            REO Property: A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

            Required Insurance Policy: With respect to any Non-Designated
Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan or the related
Mortgaged Property.

            Residual Certificates:  The Class AR and Class AR-L Certificates.

            Responsible Officer: When used with respect to the Trust
Administrator, shall mean any officer within the corporate trust department of the Trust Administrator, including any Assistant Vice President, the Secretary, any Vice President, Assistant Secretary, the Treasurer, any Assistant Treasurer,
any Trust Officer or any other officer of the Trust Administrator customarily performing functions similar to those performed by any of the above designated officers and any officer within the Corporate Trust Department having direct responsibility for the administration of this Agreement. When used with respect to the Trustee, shall mean any officer within the Corporate Trust Department having direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                                       64

            Rolling Three Month Delinquency Rate: For any Distribution Date will be the fraction, expressed as a percentage, equal to the average of the
Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

            Rule 144A: Rule 144A under the 1933 Act, as in effect from time to time.

            S&P:  Standard  &  Poor's  Ratings  Services,  a  division  of The
McGraw-Hill Companies, Inc., or any successor thereto.

            Scheduled Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

            Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Shares.

            Seller:  DLJMC.

            Senior Certificates:  As specified in the Preliminary Statement.

            Senior   Liquidation   Amount:   The  Group 1  Senior  Liquidation
Amount, the Group 2 Senior Liquidation  Amount, the Group 3 Senior Liquidation
Amount or the Group 4 Senior Liquidation Amount, as applicable.

            Senior Percentage:  The Group 1 Senior Percentage,  Group 2 Senior
Percentage,  Group 3  Senior  Percentage  or  Group 4  Senior  Percentage,  as
applicable.

            Senior Prepayment Percentage: The Senior Prepayment Percentage for
any Distribution Date occurring during the seven years beginning on the first
Distribution Date for each of Loan Group 1, Loan Group 2, Loan Group 3 and Loan
Group 4 will equal 100%. The Senior Prepayment Percentage for any Distribution
Date occurring on or after the seventh anniversary of the first Distribution
Date for each such Loan Group will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related
Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinate Percentage for such Distribution Date; for any Distribution
Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinate Percentage for such Distribution Date; for any Distribution
Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinate Percentage for such Distribution Date; and for any
Distribution Date thereafter, the related Senior Percentage for such
Distribution Date.

            Notwithstanding the foregoing, on any Distribution Date and with respect to Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group 4 if the
Senior Percentage exceeds the initial related Senior Percentage, the Senior
Prepayment Percentage for each Group for that Distribution Date will equal 100%,
(ii) if on or before the Distribution Date in February 2008, the Group C-B
Percentage is greater than or equal to twice the Group C-B Percentage as of the
Closing Date, in which case the Senior Prepayment Percentage for each Group will equal the related Senior Percentage, plus 50% of the related Subordinate
Percentage for that Distribution Date, and if after the Distribution Date in
February 2008, the Group C-B Percentage is greater than or equal to twice the
Group C-B Percentage as of the Closing Date, then the Senior Prepayment
Percentage for each such Group for such Distribution Date will equal the related
Senior Percentage).

                                       65

            Notwithstanding the foregoing, the Senior Prepayment Percentage for any of Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group 4 shall equal 100%
for any Distribution Date as to which (i) the outstanding principal balance of the Mortgage Loans in the related Loan Group, delinquent 60 days or more
(including all REO Properties and Mortgage Loans in foreclosure) (averaged over the preceding six month period), as a percentage of the related aggregate
Subordinate Component Balance as of such Distribution Date is equal to or greater than 50% or (ii) cumulative Realized Losses for the Mortgage Loans in the related Loan Group exceed (a) with respect to any Distribution Date prior to the third anniversary of the first Distribution Date, 20% of the related aggregate Subordinate Component Balance as of the Closing Date (the "Original
Subordinate Principal Balance"), (b) with respect to any Distribution Date on or after the third anniversary but prior to the eighth anniversary of the first
Distribution Date, 30% of the related Original Subordinate Principal Balance,
(c) with respect to any Distribution Date on or after the eighth anniversary but prior to the ninth anniversary of the first Distribution Date, 35% of the related Original Subordinate Principal Balance, (d) with respect to any
Distribution Date on or after the ninth anniversary but prior to the tenth anniversary of the first Distribution Date, 40% of the related Original
Subordinate Principal Balance, (e) with respect to any Distribution Date on or after the tenth anniversary but prior to the eleventh anniversary of the first
Distribution Date, 45% of the related Original Subordinate Principal Balance and
(f) with respect to any Distribution Date on or after the eleventh anniversary of the first Distribution Date, 50% of the Original Subordinate Principal
Balance.

            If the Senior Prepayment Percentage for one Loan Group equals 100%
due to the limitations set forth above, then the Senior Prepayment Percentage for the other Loan Groups will equal 100%.

            If on any Distribution Date the allocation to a Class of Senior
Certificates then entitled to distributions of Principal Prepayments and other amounts in the percentage required above would reduce the outstanding Class
Principal Balance of that Class below zero, the distribution to that Class of
Senior Certificates of the Senior Prepayment Percentage of those amounts for such Distribution Date shall be limited to the percentage necessary to reduce the related Class Principal Balance to zero.

            Senior   Principal   Distribution   Amount:   The  Group 1  Senior
Principal  Distribution Amount,  Group 2 Senior Principal Distribution Amount,
Group 3  Senior  Principal  Distribution  Amount or Group 4  Senior  Principal
Distribution Amount, as applicable.

            Servicer Employee:  As defined in Section 3.18.

            Servicer Letter Agreement: With respect to each Servicer, the letter agreement, dated as of the Closing Date, between such Servicer and DLJMC regarding surviving provisions such Servicer's mortgage loan purchase and servicing agreement with DLJMC.

            Servicer Mortgage File: All documents pertaining to a Mortgage Loan not required to be included in the Trustee Mortgage File and held by the Master
Servicer or the related Servicer or any Sub-Servicer.

            Servicers: SPS, GreenPoint, U.S. Bank, Wells Fargo and Wilshire to
the extent it has taken over the servicing of one or more Mortgage Loans pursuant to Section 3.19 and, in each case, any successor in interest thereto or any successor servicer appointed as provided herein.

                                       66

            Servicing Advance: With respect to the Non-Designated Mortgage
Loans, all customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by a Servicer of its servicing obligations related to such Mortgage Loans, including, but not limited to, the cost
(including reasonable attorneys' fees and disbursements) of (i) the preservation, restoration and protection of a Mortgaged Property, (ii)
compliance with the obligations under Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property (including default management and similar services, appraisal services and real estate broker services), (iv) any expenses incurred by a Servicer in connection with obtaining an environmental inspection or review pursuant to the second paragraph of Section 3.11(a), (v) compliance with the obligations under Section 3.09, (vi) locating any documents missing from the Trustee's Mortgage File and (vii) obtaining broker price opinions. In no event will any Servicer be required to make any Servicing Advance which would constitute a Nonrecoverable Advance.

            With respect to the Designated Mortgage Loans, Servicing Advance shall have the meaning assigned to such term in the related Designated Servicing
Agreement.

            Servicing Fee: As to each Mortgage Loan and any Distribution Date, an amount equal to one month's interest at the Servicing Fee Rate on the Stated
Principal Balance of such Mortgage Loan as of the Due Date in the month of such
Distribution Date (prior to giving effect to any Scheduled Payments due on such
Mortgage Loan on such Due Date), subject to reduction as provided in Section
3.14.

            Servicing Fee Rate: As to each Mortgage Loan, the per annum rate set forth on the related Mortgage Loan Schedule; provided, that with respect to the
February 2005 Distribution Date, the Servicing Fee Rate for the Mortgage Loans
serviced by the Interim Servicers shall be the per annum rate set forth in the related Interim Servicing Agreement or as otherwise provided in writing to the
Trust Administrator and Master Servicer from the Depositor.

            Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Trust Administrator by a Servicer on the
Closing Date pursuant to this Agreement, as such list may from time to time be amended and delivered to the Trustee and Trust Administrator.

            Special Hazard Loss: A Realized Loss (or portion thereof) with respect to a Mortgage Loan arising from any direct physical loss or damage to a
Mortgaged Property which is not covered by a standard hazard maintenance policy with extended coverage or by a flood insurance policy, if applicable (or which would not have been covered by such a policy had such a policy been maintained), which is caused by or results from any cause except: (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot, inherent vice or latent defect, animals, birds, vermin, insects; (ii) settling, subsidence, cracking, shrinkage, bulging or expansion of pavements, foundations, walls, floors, roofs or ceilings; (iii) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or part thereof ensues and then only for the ensuing loss; (iv) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

                                       67

            Special Hazard Loss Coverage Amount: With respect to the Class C-B
Certificates, as of the Closing Date, $5,650,528 subject in each case to reduction from time to time, to be an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1% of the sum of (A) the aggregate Stated
Principal Balances of the Group 1, Group 2, Group 3 and Group 4 Mortgage Loans
and (B) the aggregate amounts on deposit in the Group 1 Prefunding Account and
Group 2 Prefunding Account, (ii) twice the principal balance of the largest
Mortgage Loan in Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4 and
(iii) the aggregate Stated Principal Balances of the Group 1, Group 2, Group 3
and Group 4 Mortgage Loans secured by Mortgaged Properties located in the single
California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of losses attributable to Special
Hazard Losses allocated to the Class C-B Certificates since the Closing Date.
All Stated Principal Balances for the purpose of this definition will be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the
Mortgage Loans then due, whether or not paid. The Special Hazard Loss Coverage
Amount may be reduced below the amount set forth above for any Distribution Date with the consent of the Rating Agencies as evidenced by a letter of each Rating
Agency to the Trust Administrator to the effect that any such reduction will not result in a downgrading of the current ratings assigned to such Classes of
Certificates rated by it.

            Special Hazard Loss Coverage Termination Date: The date on which the
Special Hazard Loss Coverage Amount is reduced to zero.

            Special Servicer: Wilshire Credit Corporation,  and its successors and permitted assigns.

            Special  Serviced  Mortgage Loan: The Mortgage Loans for which the
Special Servicer acts as servicer pursuant to Section 3.19.

            SPS: Select Portfolio  Servicing,  Inc., a Utah  corporation,  and its successors and assigns.

            SPS Mortgage Loans: Any SPS Serviced Mortgage Loans for which SPS has not entered into a subservicing arrangement for such Mortgage Loan pursuant to Section 3.02 hereof.

            SPS Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule for which SPS is the applicable Servicer.

            Standard Hazard Policy: Each standard hazard insurance policy or replacement therefore referred to in Section 3.09.

            Startup Day:  The Closing Date.

            Stated Principal Balance: As to any Mortgage Loan and Due Date, the
unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Curtailments and Liquidation
Proceeds allocable to principal (other than with respect to any Liquidated
Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

                                       68

            Stepdown Date: The date occurring on the later of (x) the
Distribution Date in February 2008 and (y) the first Distribution Date on which the Group 5 Senior Enhancement Percentage (calculated for this purpose after giving effect to payments or other recoveries in respect of the Mortgage Loans in Loan Group 5 during the related Collection Period but before giving effect to payments on the Group 5 Certificates on such Distribution Date) is greater than or equal to 21.00%.

            Stock Power: With respect to a Cooperative Loan, an assignment of the stock certificate or an assignment of the Cooperative Shares issued by the
Cooperative Corporation.

            Streamlined Mortgage Loan: A Mortgage Loan originated in connection with the refinance of a mortgage loan pursuant to the Seller's streamlined documentation program then in effect.

            Subordinate   Certificates:   As  specified  in  the   Preliminary
Statement.

            Subordinate Component Balance: For any of Loan Group 1, Loan Group
2, Loan Group 3 and Loan Group 4, as of any date of determination, the sum of
(i) the then outstanding aggregate Stated Principal Balance of the Mortgage
Loans in that Loan Group and (ii) with respect to Loan Group 1 and Loan Group 2, amounts on deposit in the Group 1 Prefunding Account and Group 2 Prefunding
Account, respectively, minus the sum of the then outstanding aggregate Class
Principal Balance of the related Classes of Class A Certificates.

            Subordinate Group 5A Balance: For any Distribution Date will be the
Aggregate Loan Group Balance for Loan Group 5A as of the first day of the related Collection Period less the aggregate Class Principal Balance of the
Class 5-A-1-1 and Class 5-A-1-2 Certificates.

            Subordinate Group 5B Balance: For any Distribution Date will be the
Aggregate Loan Group Balance for Loan Group 5B as of the first day of the related Collection Period less the aggregate Class Principal Balances of the
Class 5-A-2 Certificates.

            Subordinate Liquidation Amount: For any Distribution Date and any of
Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group 4 the excess, if any, of the aggregate Liquidation Principal of all Mortgage Loans in that Loan Group which became Liquidated Mortgage Loans during the calendar month preceding the
Distribution Date over the Group 1 Senior Liquidation Amount, Group 2 Senior
Liquidation Amount, Group 3 Senior Liquidation Amount or Group 4 Senior
Liquidation Amount, as applicable, for such Distribution Date.

            Subordinate Percentage: As to any Distribution Date and Loan Group
1, Loan Group 2, Loan Group 3 or Loan Group 4, the excess of 100% over the related Senior Percentage for that Distribution Date.

            Subordinate Prepayment Percentage: As to any Distribution Date and
with respect to Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group 4, 100%
minus the related Senior Prepayment Percentage for such Distribution Date;
provided, however, that if the aggregate Class Principal Balance of the Senior
Certificates related to such Loan Group has been reduced to zero, then the
Subordinate Prepayment Percentage for such Loan Group will equal 100%.

            Subordinate Principal Distribution Amount: With respect to any
Distribution Date, the sum of the following amounts for each of Loan Group 1,
Loan Group 2, Loan Group 3 or Loan Group 4: (i) the related Subordinate
Percentage of the related Principal Payment Amount, (ii) the related Subordinate
Prepayment Percentage of the related Principal Prepayment Amount, and (iii) the related Subordinate Liquidation Amount; less the amount of certain cross-collateralization payments as made pursuant to Section 4.07.

                                       69

            Subordination Level: As to any Distribution Date and any Class of
Class C-B Certificates, the percentage obtained by dividing the sum of the Class
Principal Balances of all Classes of Class C-B Certificates which are subordinate in right of payment to such Class by the sum of the Class Principal
Balances of the Group 1, Group 2, Group 3, Group 4 and Class C-B Certificates,
in each case immediately prior to such Distribution Date.

            Subsequent Cut-off Date: With respect to any Subsequent Mortgage
Loan, the first day of the month on which such Mortgage Loan is transferred to the Trust.

            Subsequent Mortgage Loan: Any Mortgage Loan other than an Initial
Mortgage Loan conveyed to the Trust Fund pursuant to Section 2.01 hereof and to a Subsequent Transfer Agreement, which Mortgage Loan shall be listed on the revised Mortgage Loan Schedule delivered pursuant to this Agreement and on
Schedule A to such Subsequent Transfer Agreement. When used with respect to a single Subsequent Transfer Date, Subsequent Mortgage Loan shall mean a
Subsequent Mortgage Loan conveyed to the Trust on that Subsequent Transfer Date.

            Subsequent Transfer Agreement: A Subsequent Transfer Agreement
substantially in the form of Exhibit R hereto, executed and delivered by and among the Depositor, DLJMC and the Trustee.

            Subsequent Transfer Date: For any Subsequent Transfer Agreement, the
date the related Subsequent Mortgage Loans are transferred to the Trust pursuant to the related Subsequent Transfer Agreement.

            Substitution Adjustment Amount:  As defined in Section 2.03.

            Sub-Servicer: Any other entity with respect to any Non-Designated
Mortgage Loan under any Sub Servicing Agreement applicable to such Mortgage Loan and any successors and assigns under such Sub Servicing Agreement.

            Sub-Servicing Agreement: Any servicing agreement between a Servicer and a Sub-Servicer pursuant to which a Servicer delegates any of its servicing responsibilities with respect to any of the Non-Designated Mortgage Loans.

            Targeted Overcollateralization Amount: For any Distribution Date
prior to the Stepdown Date, 0.50% of the Aggregate Loan Group 5 Balance as of
the Initial Cut-off Date; with respect to any Distribution Date on or after the
Stepdown Date and with respect to which a Trigger Event is not in effect, the greater of (a) 1.00% of the Aggregate Loan Group 5 Balance for such Distribution
Date, or (b) 0.50% of the Aggregate Group 5 Collateral Balance as of the Initial
Cut-off Date; with respect to any Distribution Date on or after the Stepdown
Date with respect to which a Trigger Event has occurred and is continuing, the
Targeted Overcollateralization Amount for the Distribution Date immediately preceding such Distribution Date.

            Tax Matters Person: The person designated as "tax matters person" in the manner provided under Treasury regulation ss. 1.860F 4(d) and temporary
Treasury regulation ss. 301.6231(a)(7)1T. Initially, the Tax Matters Person
shall be the Trust Administrator.

            Telerate Page 3750: The display designated as page 3750 on Bridge
Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

                                       70

            Terminating  Entity:  SPS or the  entity  or  entities  designated pursuant to Section 7.04(b) of the Agreement.

            Termination  Date:  With regard to the Group 5  Interest  Rate Cap
Agreement,  the Group 5 Interest Rate Cap Agreement  Payment Date in September
2009.

            Transferring Servicer:  As defined in Section 3.19 hereof.

            Transferee    Affidavit    and    Agreement:    As    defined   in
Section 6.02(g)(i)(B).

            Trigger Event: A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month Delinquency Rate as of the last day of the related Collection Period equals or exceeds 34.00% of the Group 5 Senior
Enhancement Percentage for such Distribution Date or (ii) the cumulative
Realized Losses as a percentage of the Aggregate Group 5 Collateral Balance on the Closing Date for such Distribution Date is greater than the percentage set forth in the following table:

         ----------------------------------------------------------------
         Range of Distribution Dates       Cumulative Loss Percentage
         ----------------------------------------------------------------
         February 2008 - January 2009                1.00%*
         ----------------------------------------------------------------
         February 2009 - January 2010                1.50%*
         ----------------------------------------------------------------
         February 2010 - January 2011                1.75%*
         ----------------------------------------------------------------
         February 2011 and thereafter                1.95%*
         ----------------------------------------------------------------

         *  The cumulative loss percentages set forth above are applicable to the first Distribution Date in the corresponding range of
            Distribution Dates. The cumulative loss percentage for each succeeding Distribution Date in a range increases incrementally by
            1/12 of the positive difference between the percentage applicable to the first Distribution Date in that range and the percentage applicable to the first Distribution Date in the succeeding range.

            Trust:  The trust created pursuant to this Agreement.

            Trust  Administrator:  Wells Fargo Bank,  N.A., a national banking association,  not in its  individual  capacity,  but solely in its capacity as
Trust  Administrator  for the  benefit  of the  Certificateholders  under this
Agreement, and any successor thereto, as provided herein.

            Trust Administrator Fee:  As specified in Section 10.05.

            Trust  Administrator  Fee Rate:  As to each  Mortgage  Loan, a per annum rate equal to 0.00%.

            Trust Fund: The corpus of the trust created by this Agreement consisting of (a) the Mortgage Loans, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the
Collection Account, the Certificate Account, the Prefunding Accounts, the
Capitalized Interest Accounts and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) any insurance policies with respect to the Mortgage Loans, (e) the Depositor's rights under the Assignment and
Assumption Agreement, (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property and (g)
the Trust's rights under the Interest Rate Cap Agreements.

            Trust   Receipt   and   Final   Certification:   As   defined   in
Section 2.02(a).

                                       71

            Trust   Receipt   and   Initial   Certification:   As  defined  in
Section 2.02(a).

            Trustee: HSBC Bank USA, National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

            Trustee Mortgage File: The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

            Uncertificated Accrued Interest: With respect to any Uncertificated
Regular Interest for any Distribution Date, one month's interest at the related
Uncertificated Pass-Through Rate for such Distribution Date, accrued on the
Uncertificated Principal Balance or Uncertificated Notional Amount, as
applicable, immediately prior to such Distribution Date. Uncertificated Accrued
Interest for the Uncertificated Regular Interests shall accrue on the basis of a
360-day year consisting of twelve 30-day months. For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC I Regular Interests for
any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group 1, Group 2, Group 3 and
Group 4, Mortgage Loans for any Distribution Date shall be allocated among the
REMIC I Regular Interests, pro rata, based on, and to the extent of,
Uncertificated Accrued Interest, as calculated without application of this sentence. For purposes of calculating the amount of Uncertificated Accrued
Interest for the REMIC II Regular Interests Y-5A and Z-5A for any Distribution
Date, any Prepayment Interest Shortfalls (to the extent not covered by
Compensating Interest) relating to the Group 5A Mortgage Loans for any
Distribution Date shall be allocated to REMIC II Regular Interests Y-5A and
Z-5A, pro rata according to the Uncertificated Accrued Interest thereon calculated without reference to this sentence of the definition of
Uncertificated Accrued Interest. For purposes of calculating the amount of
Uncertificated Accrued Interest for the REMIC II Regular Interests Y-5B and Z-5B
for any Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group 5B Mortgage Loans for any Distribution Date shall be allocated to the REMIC II Regular Interests Y-5B and Z-5B pro-rata according to the Uncertificated Accrued Interest thereon calculated without reference to this sentence of the definition of
Uncertificated Accrued Interest. For purposes of calculating the amount of
Uncertificated Accrued Interest for the REMIC III Regular Interests for any
Distribution Date, any Prepayment Interest Shortfalls (to the extent not covered by Compensating Interest) relating to the Group 1, Group 2, Group 3 and Group 4
Mortgage Loans for any Distribution Date shall be allocated among the REMIC III
Regular Interests (other than the LT1, LT2, LT3, LT4, LT5, LT6, LT7, LT8, LT9,
LT10, LT11, LT12, LT-Y5A, and LT-Y5B), pro rata, based on, and to the extent of,
Uncertificated Accrued Interest, as calculated without application of this sentence, any Prepayment Interest Shortfalls (to the extent not covered by
Compensating Interest) relating to the Group 5A Mortgage Loans for any
Distribution Date shall be allocated among REMIC III Regular Interests LT1, LT2,
LT3, LT4 and LT-Y5A, pro rata, based on, and to the extent of, Uncertificated
Accrued Interest, as calculated without application of this sentence, any
Prepayment Interest Shortfalls (to the extent not covered by Compensating
Interest) relating to the Group 5B Mortgage Loans for any Distribution Date
shall be allocated among REMIC III Regular Interests LT5, LT6, LT7, LT8 and
LT-Y5B, pro rata, based on, and to the extent of, Uncertificated Accrued
Interest, as calculated without application of this sentence. Uncertificated
Accrued Interest on the REMIC IV Regular Interest 5-X-PO shall be zero.
Uncertificated Accrued Interest on the REMIC IV Regular Interest 5-X-IO for each
Distribution Date shall equal Accrued Certificate Interest for the Class 5-X
Certificates.

            Uncertificated Notional Amount: With respect to the Class LT-IO
Regular Interest or the REMIC III Regular Interest IOL, its notional amount outstanding as of any date of determination.

                                       72

            Uncertificated Pass-Through Rate: For any REMIC I Regular Interest,
REMIC II Regular Interest or REMIC III Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement under
"REMIC I", "REMIC II" or "REMIC III", respectively.

            Uncertificated Principal Balance: The principal amount of any REMIC
I, REMIC II or REMIC III Regular Interest outstanding as of any date of determination. As of the Closing Date, the Uncertificated Principal Balance of
each REMIC I, REMIC II and REMIC III Regular Interest shall equal the amount set forth in the Preliminary Statement hereto as its Initial Uncertificated
Principal Balance under "REMIC I," "REMIC II" and "REMIC III" respectively. On each Distribution Date, the Uncertificated Principal Balance of each REMIC I
Regular Interest, REMIC II Regular Interest and REMIC III Regular Interest shall be reduced, in the case of REMIC I Regular Interests, by the sum of (i) the principal portion of Realized Losses allocated to the REMIC I Regular Interests in accordance with the definition of REMIC I Realized Losses and (ii) the amounts deemed distributed on each Distribution Date in respect of principal on the REMIC I Regular Interests pursuant to Section 4.01(III)(a), in the case of
REMIC II Regular Interests, by the sum of (i) the principal portion of Realized
Losses allocated to the REMIC II Regular Interests in accordance with the definition of REMIC II Realized Losses and (ii) the amounts deemed distributed on each Distribution Date in respect of principal on the REMIC II Regular
Interests pursuant to Section 4.01(III)(b), and, in the case of REMIC III
Regular Interests, by the sum of (i) the principal portion of Realized Losses allocated to the REMIC III Regular Interests in accordance with the definition of REMIC III Realized Loss and (ii) the amounts deemed distributed on each
Distribution Date in respect of principal on the REMIC III Regular Interests pursuant to Section 4.01(III)(c).

            Uncertificated Regular Interest: Any of the REMIC I Regular
Interests, REMIC II Regular Interests and REMIC III Regular Interests.

            Undercollateralized Group:  As defined in Section 4.07(b).

            Underwriter's   Exemption:    Prohibited   Transaction   Exemption
2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto),  or any  substantially  similar  administrative  exemption  granted  by  the  U.S.
Department of Labor.

            U.S. Bank: U.S. Bank National Association.

            U.S. Bank Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which U.S. Bank is the applicable
Servicer.

            U.S. Person: A citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, any trust treated as a United States Person under Code Section 7701(a)(30).

            Voting Rights: The portion of the voting rights of all the
Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement. At all times during the term of this Agreement,
99% of all Voting Rights shall be allocated among the Class A Certificates
(other than the Class 5-X and Residual Certificates), Class M Certificates and
Class C-B Certificates. The portion of such 99% Voting Rights allocated to each of the Class A Certificates (other than the Class 5-X and Residual
Certificates), Class M Certificates and Class C-B Certificates shall be based on the fraction, expressed as a percentage, the numerator of which is the Class
Principal Balance of each such Class then outstanding and the denominator of which is the aggregate Class Principal Balance of all such Classes then outstanding. At all times during the term of this Agreement, the Class 5-X
Certificates shall be allocated 1% of the Voting Rights. Voting Rights shall be allocated among the Certificates within each Class in proportion to their respective outstanding Class Principal Balances or Class Notional Amounts, as
applicable. The Class AR and Class AR-L Certificates shall have no Voting
Rights.

                                       73

            Wells Fargo:  Wells Fargo Bank, N.A.

            Wells Fargo Serviced Mortgage Loans: The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which Wells Fargo is the applicable
Servicer, which Mortgage Loans shall include the LoanCity.com Interim Serviced
Mortgage Loans, the NetBank Interim Serviced Mortgage Loans and the Paul
Financial Interim Serviced Mortgage Loans that are transferred to Wells Fargo at the end of the Interim Servicing Period.

                                       74

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                         REPRESENTATIONS AND WARRANTIES

SECTION 2.01.     Conveyance of Trust Fund.

             (a) The Depositor does hereby establish the Trust and sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee in trust for the benefit of the Certificateholders, without recourse, the
Depositor's right, title and interest in and to (a) the Initial Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Initial
Mortgage Loans after the Initial Cut-off Date and any Assigned Prepayment
Premiums with respect thereto, but not including payments of principal and interest due and payable on the Initial Mortgage Loans on or before the Initial
Cut-off Date, together with the Mortgage Files relating to the Initial Mortgage
Loans, (b) REO Property, (c) the Collection Account, the Certificate Account,
the Prefunding Accounts, the Capitalized Interest Accounts and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d)
any insurance policies with respect to the Initial Mortgage Loans, (e) the
Depositor's rights under the Assignment and Assumption Agreement and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

             (b) In connection with the transfer and assignment set forth in clause (a) above, the Depositor has delivered or caused to be delivered to a
Custodian for the benefit of the Certificateholders, the documents and instruments with respect to each Initial Mortgage Loan as assigned:

             (i) (A) the original Mortgage Note bearing all intervening endorsements and including any riders to the Mortgage Note, endorsed "Pay to the order of ________________, without recourse" and signed in the name of the last named endorsee by an authorized officer or (B) with respect to any Lost Mortgage
Note, a lost note affidavit and indemnity from the Seller stating that the original Mortgage Note was lost or destroyed, (together with a copy of such
Mortgage Note, if available) and indemnifying the Trust Fund against any loss, cost or liability resulting from the failure to deliver the original Mortgage
Note;

             (ii) the original of any guarantee executed in connection with the
Mortgage Note (if any);

             (iii) for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage, with evidence of recording thereon, or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by or on behalf of the
Seller indicating that such Mortgage has been delivered for recording (the return directions for the original Mortgage should indicate, when recorded, mail to the Seller) and in the case of each MERS Mortgage Loan, the original
Mortgage, noting the presence of the MIN of the related Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

                                       75

             (iv) the originals of all assumption, modification, consolidation or extension agreements, (or, if an original of any of these documents has not been returned from the recording office, a copy thereof certified by or on behalf of the Seller, the original to be delivered to the Seller forthwith after return from such recording office) with evidence of recording thereon, if any;

             (v) for each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment of Mortgage as appropriate, in recordable form, for each
Mortgage Loan from the last assignee assigned in blank;

             (vi) for each Mortgage Loan that was not a MERS Mortgage Loan at its origination, the originals of any intervening recorded Assignments of
Mortgage, showing a complete chain of assignment from origination to the last assignee, including warehousing assignments, with evidence of recording thereon
(or, if an original intervening Assignment of Mortgage has not been returned from the recording office, a copy thereof certified by or on behalf of the
Seller, the original to be delivered to the Custodian forthwith after return from such recording office);

             (vii) the original mortgage title insurance policy, or copy of title commitment (or in appropriate jurisdictions, attorney's opinion of title and abstract of title); and

             (viii) with respect to a Cooperative Loan, if any, the originals of the following documents or instruments:

             (A) the Cooperative Shares, together with the Stock Power in blank;

             (B) the executed Security Agreement;

             (C) the executed Proprietary Lease and the Assignment of
Proprietary Lease to the originator of the Cooperative Loan;

             (D) the executed Recognition Agreement;

             (E) Copies of the original UCC financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary
Lease;

             (F) Copies of the filed UCC assignments or amendments of the security interest referenced in clause (E) above showing an unbroken chain of title from the originator to the Trust, each with evidence of recording thereof, evidencing the interest of the assignee under the Security Agreement and the
Assignment of Proprietary Lease;

             (G) An executed assignment of the interest of the originator in the
Security Agreement, the Assignment of Proprietary Lease and the Recognition
Agreement, showing an unbroken chain of title from the originator to the Trust;
and

             (H) For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

            In addition, in connection with the assignment of any MERS Mortgage
Loan, the Seller agrees that it will cause, at the Seller's expense, the MERS(R)
System to indicate that such Mortgage Loans have been assigned by the Seller to the Trustee in accordance with this Agreement (and any Subsequent Transfer
Agreement) for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased or substituted in accordance with this Agreement) the information required by the MERS(R) System to (a)
identify the Trustee and (b) identify the series of the Certificates issued in connection with such Mortgage Loans. The Trustee shall confirm, or cause the
Custodian to confirm, on the Final Certification of the Custodian that such assignment has occurred. The Seller further agrees that it will not, and will not permit a Servicer to, and each related Servicer agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage
Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased or substituted in accordance with the terms of this Agreement.

                                       76

            In the event the Depositor delivers to the Custodian certified copies of any document or instrument set forth in 2.01(b) because of a delay caused by the public recording office in returning any recorded document, the
Depositor shall deliver or cause to be delivered to the Custodian, within 60 days of the Closing Date or the related Subsequent Transfer Date, as applicable, an Officer's Certificate which shall (i) identify the recorded document, (ii)
state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, and (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation.

            In the event that in connection with any Mortgage Loan the Depositor cannot deliver (a) for a Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements set forth above, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (a) or (b) above, or because the title policy has not been delivered to the Seller or the Depositor by the applicable title insurer in the case of clause (c) above, the Depositor shall promptly deliver to the Custodian, in the case of clause (a) or (b) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office and, in the case of clause (c) above, any title policy upon receipt from the applicable title insurer.

            As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, DLJMC shall, at its expense, (i) affix or cause to be affixed the Trustee's name to each
Assignment of Mortgage, as the assignee thereof, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records within thirty (30) days after receipt thereof and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignment of a Mortgage as to which DLJMC has not received the information required to prepare such assignment in recordable form, DLJMC's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty
(30) days after the receipt thereof, and DLJMC need not cause to be recorded any assignment which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Depositor (at the Depositor's expense) to the Trustee, the Trust Administrator and DLJMC, acceptable to the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

            If any original Mortgage Note referred to in Section 2.01(b)(i)
above cannot be located, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the Custodian of a photocopy of such Mortgage Note, if available, with a lost note affidavit and indemnity. If any of the original Mortgage Notes for which a lost note affidavit and indemnity was delivered to the Custodian is subsequently located, such original Mortgage Note shall be delivered to the Custodian within three Business
Days.

                                       77

            (c) The Trustee and the Trust Administrator are authorized to enter into one or more Custodial Agreements, at the direction of the Depositor, for the purpose of having a Custodian maintain custody of the documents and instruments referred to in this Section 2.01, and any documents delivered thereunder shall be delivered to the Custodian and any Officer's Certificates delivered with respect thereto shall be delivered to the Trustee, the Trust
Administrator and the Custodian.

            (d) It is the express intent of the parties to this Agreement that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section 2.01 be, and be construed as, a sale of the Mortgage Loans by the Depositor to the Trustee. It is, further, not the intention of the parties to this Agreement that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the
Depositor. However, in the event that, notwithstanding the intent of the parties to this Agreement, the Mortgage Loans are held to be the property of the
Depositor, or if any for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (b) the conveyance provided for in this
Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the
Depositor's right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or any Custodian of such items of property and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "in possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9 313 of the New York Uniform Commercial
Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the benefit of the Certificateholders for the purpose of perfecting such security interest under applicable law (except that nothing in this clause (d)
shall cause any person to be deemed to be an agent of the Trustee for any purpose other than for perfection of such security interests unless, and then only to the extent, expressly appointed and authorized by the Trustee in writing). The Depositor and the Trustee, upon directions from the Depositor, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

            (e) In addition, on or prior to the Closing Date, the Trustee shall execute the Interest Rate Cap Agreements and the Depositor hereby directs the
Trustee to do so. In addition, the Depositor shall pay or cause to be paid on behalf of the Trust the payments owed to any Counterparty as of the Closing Date pursuant to any of the Interest Rate Cap Agreements.

            (f) Upon one Business Day's prior written notice to the Trustee and the Rating Agencies, on any Business Day designated by the Depositor during the
Prefunding Period, the Depositor, the Seller and the Trustee shall complete, execute and deliver a Subsequent Transfer Agreement so long as each Rating
Agency has provided notice that the execution and delivery of such Subsequent
Transfer Agreement will not result in a reduction or withdrawal of the ratings assigned to the Certificates on the Closing Date.

                                       78

            The transfer of Subsequent Mortgage Loans and the other property and rights relating to them on a Subsequent Transfer Date is subject to the satisfaction of each of the following conditions:

                  (i) each Subsequent Mortgage Loan conveyed on such Subsequent
      Transfer Date satisfies the representations and warranties applicable to it under this Agreement as of the applicable Subsequent Transfer Date;
      provided, however, that with respect to a breach of a representation and warranty with respect to a Subsequent Mortgage Loan, the obligation under
      Section 2.03 of this Agreement of the Seller to cure, repurchase or replace such Subsequent Mortgage Loan shall constitute the sole remedy against the Seller respecting such breach available to Certificateholders, the Depositor or the Trustee;

                  (ii) the Rating Agencies shall have been provided with an
      Opinion of Counsel or Opinions of Counsel (dated as of the Closing Date), at the expense of the Depositor, with respect to the characterization of the transfer of the Subsequent Mortgage Loans conveyed on such Subsequent
      Transfer Date as a sale, to be delivered as provided pursuant to Section
      2.01(g);

                  (iii) the execution and delivery of such Subsequent Transfer
      Agreement or conveyance of the related Subsequent Mortgage Loans does not result in a reduction or withdrawal of any ratings assigned to the
      Certificates on the Closing Date by the Rating Agencies;

                  (iv) no Subsequent Mortgage Loan conveyed on such Subsequent
      Transfer Date was 30 or more days contractually delinquent as of its subsequent Cut-off Date;

                  (v) the remaining term to stated maturity of such Subsequent
      Mortgage Loan will not exceed 30 years;

                  (vi) the Depositor shall have deposited in the Collection
      Account all principal and interest collected with respect to the related
      Subsequent Mortgage Loans on or after the related Subsequent Cut-off Date;

                  (vii) such Subsequent Mortgage Loan will not have a
      Loan-to-Value Ratio greater than 100.0%;

                  (viii) such Subsequent Mortgage Loan will have a principal balance not greater than $1,500,000;

                  (ix) no Subsequent Mortgage Loan shall have a maturity date after April 1, 2035;

                  (x) such Subsequent Mortgage Loan shall have a Net Mortgage
      Rate equal to or greater than 2.50%;

                  (xi) such Subsequent Mortgage Loan shall have a first payment date no later than May 1, 2005;

                  (xii) such Subsequent Mortgage Loan will be otherwise
      acceptable to the Rating Agencies, as evidenced by prior written notification from each Rating Agency to the effect that the purchase of such Subsequent Mortgage Loan will not cause such Rating Agency to downgrade its then-current rating of the Certificates;

                                       79

                  (xiii) no Subsequent Mortgage Loan will be subject to the
      Homeownership and Equity Protection Act of 1994 or any comparable state or local law; and

                  (xiv) following the conveyance of the Subsequent Mortgage
      Loans on such Subsequent Transfer Date the characteristics of the Mortgage
      Loans in Loan Group 1, Loan Group 2 and Loan Group 5B will be as follows
      (calculated as of the respective Cut-off Dates):

                        (A) weighted average Mortgage Rate of approximately
            4.761%, 5.049% and 6.270% per annum, respectively;

                        (B) a weighted average remaining term to stated maturity
            of approximately 359, 358 and 357 months, respectively;

                        (C) a weighted average Loan-to-Value Ratio of not more
            than 72.40%, 71.50% and 79.11%, respectively;

                        (D) none of such Subsequent Mortgage Loans will be
            balloon loans;

                        (E) no more than 75.4%, 71.5% and 29.6% of such Group 1,
            Group 2 and Group 5B Mortgage Loans, respectively, by aggregate
            Cut-off Date Principal Balance of Loan Group 5B will be concentrated in one state;

                        (F) no more than 8.0%, 7.0% and 33.9% of such Group 1,
            Group 2 and Group 5B Mortgage Loans, respectively, by aggregate
            Cut-off Date Principal Balance of Loan Group 1, Loan Group 2 and
            Loan Group 5B will relate to non-owner occupied properties; and

                        (G) no more than 81.5%, 69.0% and 50.8% of such Group 1,
            Group 2 and Group 5B Mortgage Loans, respectively, by aggregate
            Cut-off Date Principal Balance of Loan Group 1, Loan Group 2 and
            Loan Group 5B will be interest only Mortgage Loans.

            (g) Upon (1) delivery to the Trustee and the Trust Administrator by the Depositor of a revised Mortgage Loan Schedule reflecting the Subsequent
Mortgage Loans conveyed on such Subsequent Transfer Date and (2) delivery to the
Trustee and the Trust Administrator by the Depositor of an Officer's Certificate
confirming the satisfaction of each of the conditions precedent set forth in
Section 2.01(f), the Trust Administrator shall remit to the Depositor the
Aggregate Subsequent Transfer Amount related to the Subsequent Mortgage Loans transferred by the Depositor on such Subsequent Transfer Date from funds in the related Prefunding Account.

            The Trustee and the Trust Administrator shall not be required to investigate or otherwise verify compliance with the conditions set forth in the preceding paragraph, except for its own receipt of documents specified above, and shall be entitled to rely on the required Officer's Certificate.

            (h) Except as specifically set forth in this Agreement or by separate written agreement among the related parties hereto, the Depositor, the
Seller, each Servicer and the Master Servicer agree that the provisions of this
Agreement shall supercede any provisions in any existing mortgage loan purchase agreement or servicing agreement with respect to the Mortgage Loans for which the Depositor, the Seller, a Servicer or the Master Servicer may be a party.

                                       80

SECTION 2.02.     Acceptance by the Trustee.

            (a) Pursuant to Section 4 of the LaSalle Custodial Agreement, the
Custodian agrees to execute and deliver on the Closing Date to the Depositor, the Trustee and the Trust Administrator a Trust Receipt and Initial
Certification in the form annexed hereto as Exhibit I-1. Based on its review and examination, and only as to the documents identified in such Trust Receipt and
Initial Certification, the Custodian acknowledges that such documents appear regular on their face and relate to such Initial Mortgage Loan. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

            Pursuant to Section 6 of the LaSalle Custodial Agreement, not later than 90 days after the Closing Date, the Custodian shall deliver to the
Depositor, the Trustee and the Trust Administrator a Trust Receipt and Final
Certification in the form annexed hereto as Exhibit J, with any applicable exceptions noted thereon.

            Based solely upon the Trust Receipt and Initial Certification received from the Custodian, and subject to the provisions of Section 2.01 and any exceptions noted on the exception report described in the next paragraph below, the Trustee acknowledges receipt of the documents referred to in Section
2.01 above and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders.

            If, in the course of such review, the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of
Section 2.01, the Custodian shall list such as an exception in the Trust Receipt and Final Certification pursuant to Section 6 of the LaSalle Custodial
Agreement; provided, however, that the Custodian shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates.

            The Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Seller does not correct or cure such defect within such period and such defect materially and adversely affects the interests of Certificateholders in the related Mortgage
Loan, the Seller shall either (a) substitute for the related Mortgage Loan a
Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b)
repurchase such Mortgage Loan within 90 days from the date that the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan;
or such longer period not to exceed 720 days from the Closing Date if the substitution or repurchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office or title insurer, as applicable; provided, however, that the
Seller shall have no liability for recording any Assignment of Mortgage in favor of the Trustee or for the Custodian's failure to record such Assignment of
Mortgage, and provided, further, that no Seller shall be obligated to repurchase or cure any Mortgage Loan solely as a result of the Custodian's failure to record such Assignment of Mortgage. The Trust Administrator shall deliver or direct the Custodian to deliver to each Rating Agency written notice within 270 days from the Closing Date indicating each Mortgage Loan (a) for which a mortgage or assignment of mortgage required to be recorded hereunder has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Custodian. Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee and the Trust Administrator of the Opinion of Counsel required by Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee or the Trust Administrator of a
Request for Release substantially in the form of Exhibit K. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the
Seller in the related Collection Account on or prior to the Business Day immediately preceding such Distribution Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace such
Mortgage Loan and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit K hereto, the Custodian shall release the related
Mortgage File to the Seller and shall execute and deliver at such entity's request such instruments of transfer or assignment prepared by such entity, in each case without recourse, as shall be necessary to vest in such entity, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

                                       81

            If pursuant to the preceding paragraph the Seller repurchases a
Mortgage Loan that is a MERS Mortgage Loan, the related Servicer shall, at the
Seller's expense, either (i) cause MERS to execute and deliver an Assignment of
Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS(R) System the Seller as the beneficial holder of such Mortgage Loan.

            The Custodian shall execute and deliver prior to 10:00 a.m. (New
York time) on each Subsequent Transfer Date to the Depositor, the Trust
Administrator and each Servicer a Subsequent Certification in the form annexed hereto as Exhibit I-2. Based on its review and examination, and only as to the documents identified in such Subsequent Certification, the Custodian shall acknowledge that such documents appear regular on their face and relate to such
Subsequent Mortgage Loan. None of the Trustee, the Trust Administrator or the
Custodian shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

            Not later than 90 days after the end of the Prefunding Period, the
Custodian shall deliver to the Depositor, the Trust Administrator, the Seller
and each Servicer a Final Certification with respect to the Subsequent Mortgage
Loans in the form annexed hereto as Exhibit J with any applicable exceptions noted thereon.

            If, in the course of such review of the Mortgage Files relating to the Subsequent Mortgage Loans, the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Custodian shall list such as an exception in the Final Certification;
provided, however that the Custodian shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Seller shall cure any such defect or repurchase or substitute for any such Mortgage Loan in accordance with this
Section 2.02(a).

            (b) It is understood and agreed that the obligation of the Seller to cure, substitute for or to repurchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Trust Administrator, the Depositor and any
Certificateholder against the Seller.

                                       82

SECTION 2.03.     Representations and Warranties of the Seller, Master
                  Servicer and Servicers.

            (a) Each of DLJMC, in its capacity as Seller, Wells Fargo, in its capacity as Master Servicer, GreenPoint, in its capacity as Servicer, SPS, in its capacity as Servicer, U.S. Bank, in its capacity as Servicer, Wells Fargo, in its capacity as Servicer and Wilshire, in its capacity as Special Servicer hereby makes the representations and warranties applicable to it set forth in
Schedules IIA, IIB, IIC, IID, IIE, IIF or IIG, as applicable hereto, and by this reference incorporated herein, to the Depositor, the Trustee and the Trust
Administrator, as of the Closing Date, or if so specified therein, as of the
Cut-off Date or such other date as may be specified. In addition, GreenPoint, in its capacity as Servicer, SPS, in its capacity as Servicer, U.S. Bank, in its capacity as Servicer, Wells Fargo, in its capacity as Servicer and Wilshire, in its capacity as Special Servicer makes the representations and warranties applicable to it set forth in Schedules IIC, IID, IIE, IIF and IIG hereto, respectively, and by this reference incorporated herein, to the Master Servicer as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.

            (b) DLJMC, in its capacity as Seller, hereby makes the
representations and warranties set forth in Schedule III as to the Mortgage
Loans and by this reference incorporated herein, to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.

            (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties; provided that, if applicable, any breach of the representations and warranties set forth in Schedule III(xix), III(xxii), III(xxiv), III(xxvii),
III(xxviii), III(xxix) and III(xxxii) shall be deemed to materially and adversely affect the interests of the Certificateholders in that Mortgage Loan.
The Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made by it pursuant to Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any
Mortgage Loan sold by the Seller to the Trust, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90 day period expires prior to the second anniversary of the Closing Date, remove such
Mortgage Loan (a "Deleted Mortgage Loan") from the Trust Fund and substitute in its place a Qualified Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage
Loan or Mortgage Loans at the Purchase Price in the manner set forth below;
provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee and the Trust Administrator of the
Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee or the Trust Administrator of a Request for Release
substantially in the form of Exhibit K relating to the Deleted Mortgage Loan and the Mortgage File for any such Qualified Substitute Mortgage Loan. The Seller shall promptly reimburse the Trustee, the Trust Administrator, the Special
Servicer and the related Servicer (if such Servicer is not the Seller of such
Mortgage Loan) for any actual out of pocket expenses reasonably incurred by the
Trustee, the Trust Administrator, the Special Servicer and the related Servicer
(if such Servicer is not the Seller of such Mortgage Loan) in respect of enforcing the remedies for such breach. With respect to any representation and warranties described in this Section which are made to the best of the Seller's knowledge if it is discovered by any of the Depositor, the Master Servicer, the
Seller, any Servicer, the Special Servicer, the Trustee or the Trust
Administrator that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

                                       83

            With respect to any Qualified Substitute Mortgage Loan or Loans, the
Seller shall deliver to the Custodian for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01(b), with the
Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the
Determination Date for such month. Scheduled Payments due with respect to
Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Seller on the next succeeding
Distribution Date. For the month of substitution, distributions to
Certificateholders will include the monthly payment due on any Deleted Mortgage
Loan for such month and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Seller shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the
Qualified Substitute Mortgage Loan or Loans and the Seller shall deliver the amended Mortgage Loan Schedule to the Trustee, the Servicers and the Trust
Administrator. Upon such substitution, the Qualified Substitute Mortgage Loan or
Loans shall be subject to the terms of this Agreement in all respects, and the
Seller shall be deemed to have made with respect to such Qualified Substitute
Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Mortgage Loan.
Upon any such substitution and the deposit to the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall instruct the Custodian to release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Seller and the Trustee shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

            For any month in which the Seller substitutes one or more Qualified
Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master
Servicer shall determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such
Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances, Servicing Advances and unpaid Servicing
Fees with respect to such Deleted Mortgage Loans shall be deposited in the related Collection Account by the Seller on or before the Business Day immediately preceding the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be repurchased or replaced hereunder.

            One or more mortgage loans may be substituted for one or more
Deleted Mortgage Loans. The determination of whether a mortgage loan is a
Qualified Substitute Mortgage Loan may be satisfied on an individual basis.
Alternatively, if more than one mortgage loan is to be substituted for one or more Deleted Mortgage Loans, the characteristics of such mortgage loans and
Deleted Mortgage Loans shall be aggregated or calculated on a weighted average basis, as applicable, in determining whether such mortgage loans are Qualified
Substitute Mortgage Loans.

            In the event that the Seller shall be required to repurchase a
Mortgage Loan pursuant to this Agreement, the Purchase Price therefor shall be deposited in the Collection Account on or before the Business Day immediately preceding the Distribution Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace such Mortgage
Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of
Counsel if required by Section 2.05 and receipt of a Request for Release in the form of Exhibit K hereto, the Custodian shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or substitute any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor, the Trustee or the
Trust Administrator on their behalf.

                                       84

            The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee, the
Trust Administrator or the Custodian for the benefit of the Certificateholders.

            Notwithstanding the foregoing, (i) the substitution of a Deleted
Mortgage Loan that is a U.S. Bank Serviced Mortgage Loan or the repurchase of a
Mortgage Loan that is a U.S. Bank Serviced Mortgage Loan by the Seller shall be subject to, and shall in no way adversely affect, the right of U.S. Bank to continue servicing and collecting its Servicing Fee for such Deleted Mortgage
Loan or Mortgage Loan, as applicable, and (ii) the substitution of a Deleted
Mortgage Loan that is a GreenPoint Serviced Mortgage Loan or the repurchase of a
Mortgage Loan that is a GreenPoint Serviced Mortgage Loan by the Seller shall be subject to, and shall in no way adversely affect, the right of GreenPoint to continue servicing and collecting its Servicing Fee for such Deleted Mortgage
Loan or Mortgage Loan, as applicable.

            (d) If any Mortgage Loan becomes 60 days or more delinquent and remains 60 days or more delinquent on March 31, 2005, then the Seller shall be deemed to have automatically breached the representation and warranty set forth in clause (xvii) of Schedule III hereto; provided, however, that in no event shall such representation and warranty be automatically breached with respect to
Mortgage Loans constituting more than 1% of the aggregate Cut-off Date Principal
Balance of the Mortgage Loans. The related Servicer, if other than Wells Fargo
Bank, N.A., shall notify the Trust Administrator, the Seller, the Master
Servicer and the Trustee of any such delinquency and if the related Servicer is
Wells Fargo Bank, N.A., Wells Fargo Bank, N.A. shall notify the Trust
Administrator and the Trust Administrator shall forward any such notice to the
Seller, the Master Servicer and the Trustee. In connection with any such delinquency and automatic breach relating to the Mortgage Loans constituting not more than 1% of the aggregate Cut-off Date Principal Balance of the Mortgage
Loans, the Seller shall be required to repurchase or replace all such delinquent
Mortgage Loans with Qualified Substitute Mortgage Loans in accordance with the terms and provisions of Section 2.03(c) on or before April 26, 2005 (without regard to any reference in Section 2.03(c) to a "90-day" period). A breach may exist for purposes of Section 2.03(c), notwithstanding the non-existence of an automatic breach for purposes of this Section 2.03(d).

SECTION 2.04.     Representations and Warranties of the
                  Depositor as to the Mortgage Loans.

            The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans that, as of the Closing Date, assuming good title has been conveyed to the Depositor, the Depositor had good title to the Mortgage
Loans and Mortgage Notes, and did not encumber the Mortgage Loans during its period of ownership thereof, other than as contemplated by the Agreement.

            It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Custodian.

                                       85

SECTION 2.05.     Delivery of Opinion of Counsel in Connection with
                  Substitutions.

            Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 shall be made more than 90 days after the
Closing Date unless the Seller delivers to the Trustee and the Trust
Administrator an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of any of the Trustee, the Trust Administrator or the Trust Fund,
addressed to the Trustee and the Trust Administrator, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii)
cause each REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

SECTION 2.06.     Issuance of Certificates.

            The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in the Trust
Fund, receipt of which, subject to the provisions of Section 2.02(a), is hereby acknowledged. Concurrently with such assignment and delivery and in exchange therefor, the Trust Administrator, pursuant to the written request of the
Depositor executed by an officer of the Depositor, has executed the Certificates and caused them to be authenticated and delivered to or upon the order of the
Depositor in authorized denominations which evidence ownership of the Trust
Fund. The rights of the Holders of such Certificates to receive distributions from the Trust Fund and all ownership interests of the Holders of the
Certificates in such distributions shall be as set forth in this Agreement.

SECTION 2.07.     REMIC Provisions.

            (a) The Depositor hereby elects and authorizes the Trust
Administrator to treat the Trust Fund as the number of separate REMICs specified in the Preliminary Statement (each, a "REMIC") under the Code and, if necessary, under applicable state law and apply such Preliminary Statement in determining the rights of the Interests in REMICs thereby created. Each such election will be made on Form 1066 or other appropriate federal tax or information return
(including Form 8811) or any appropriate state return (x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) for the taxable year ending on the last day of the calendar year in which Certificates are first sold to a third party. The Closing Date is hereby designated as the "startup day" of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code. The "regular interests" (within the meaning of Section 860G of the Code) in each REMIC shall consist of the regular interests with the terms set forth for each REMIC in the Preliminary Statement and the Class AR and Class AR-L Certificates shall represent the beneficial ownership of the "residual interest" in each REMIC created hereunder. Neither the Depositor nor the Trust Administrator nor the Trustee shall permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC other than as set forth in the Preliminary Statement.

            (b) The Trust Administrator shall act as the "tax matters person"
(within the meaning of the REMIC Provisions) for each REMIC created hereunder, in the manner provided under Treasury regulations section 1.860F 4(d) and temporary Treasury regulations section 301.6231(a)(7)1T. In the event that for any reason, the Trust Administrator is not recognized as the tax matters person then the Trust Administrator shall act as agent for the Class AR and the Class
AR-L Certificateholder as tax matters person. By its acceptance of a Class AR or
Class AR-L Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trust
Administrator as its agent to act on behalf of each REMIC created hereunder pursuant to the specific duties outlined herein.

                                       86

            (c) A Holder of the Class AR or Class AR-L Certificates, by the
purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trust Administrator, the amount of any minimum California state franchise taxes due with respect to each REMIC created hereunder under
Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code.
Notwithstanding the foregoing, the Trust Administrator shall be authorized to retain the amount of such tax from amounts otherwise distributable to such
Holder in the event such Holder does not promptly pay such amount upon demand by the Trust Administrator. In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a "prohibited transaction" of a REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class AR or Class AR-L Certificate and then against amounts otherwise available for distribution to the Holders of Regular
Certificates in accordance with the provisions set forth in Section 4.01. The
Trust Administrator or the Trustee shall promptly deposit in the Certificate
Account any amount of "prohibited transaction" tax that results from a breach of the Trust Administrator's or the Trustee's duties, respectively, under this
Agreement. The Master Servicer or the related Servicer shall promptly deposit in the Certificate Account any amount of "prohibited transaction" tax that results from a breach of the Master Servicer's or such Servicer's duties, respectively, under this Agreement.

            (d) The Trust Administrator shall act as attorney in fact and as the tax matters person of each REMIC created hereunder and in such capacity the
Trust Administrator shall: (i) prepare, sign and file, or cause to be prepared, signed and filed, federal and state tax returns using a calendar year as the taxable year for each REMIC created hereunder when and as required by the REMIC
Provisions and other applicable federal income tax laws as the direct representative of each such REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election, on behalf of each REMIC created hereunder, to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year, in accordance with the REMIC
Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions. The expenses of preparing and filing such returns shall be borne by the Trust Administrator. The Depositor, the Master
Servicer and the related Servicer shall provide on a prompt and timely basis to the Trust Administrator or its designee such information with respect to each
REMIC created hereunder as is in their possession and reasonably required or requested by the Trust Administrator to enable it to perform its obligations under this subsection.

            In its capacity as attorney in fact and as the tax matters person, the Trust Administrator shall also: (A) act on behalf of each REMIC created hereunder in relation to any tax matter or controversy involving the Trust Fund,
(B) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and (C) cause to be paid solely from the sources provided herein the amount of any taxes imposed on each REMIC created hereunder when and as the same shall be due and payable (but such obligation shall not prevent the Trust
Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trust Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

            (e) The Trust Administrator shall provide (i) to any transferor of a
Class AR or Class AR-L Certificate such information as is necessary for the application of any tax relating to the transfer of a Class AR or Class AR-L
Certificate to any Person who is not a permitted transferee, (ii) to the
Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue
Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

                                       87

            (f) The Trustee, to the extent directed by the Trust Administrator, the Depositor and the Holder of the Class AR or Class AR-L Certificates shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of each REMIC created hereunder as a REMIC under the
REMIC Provisions and shall assist each other as necessary to create or maintain such status. Neither the Trustee, to the extent directed or (in the case of a failure to act) not directed by the Trust Administrator, nor the Holder of the
Class AR or Class AR-L Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of each REMIC created hereunder as a REMIC or
(ii) result in the imposition of a tax upon a REMIC (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code)
(either such event, an "Adverse REMIC Event") unless the Trustee and the Trust
Administrator have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

            The Trustee and the Trust Administrator shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master
Servicer, a Servicer or the Depositor has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to a REMIC or their assets, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this
Agreement, the Trustee and the Trust Administrator will consult with the Master
Servicer, the Servicers and the Depositor or their designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder and the Trustee and the Trust
Administrator shall not take any such action or cause that REMIC to take any such action as to which the Master Servicer, any Servicer or the Depositor has advised it in writing that an Adverse REMIC Event could occur.

            In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this
Agreement, the Holder of the Class AR or Class AR-L Certificates will consult with the Trust Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trust Administrator has advised it in writing that an Adverse REMIC Event could occur. The Trustee and the Trust Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

            At all times as may be required by the Code, the Trust Administrator will, to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each
REMIC created hereunder as "qualified mortgages" as defined in Section
860G(a)(3) of the Code and "permitted investments" as defined in Section
860G(a)(5) of the Code.

            (g) In the event that any tax is imposed on "prohibited
transactions" of any REMIC created hereunder, as defined in Section 860F(a)(2)
of the Code, on "net income from foreclosure property" of such REMIC, as defined in Section 860G(c) of the Code, on any contributions to a REMIC after the
Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the related Servicer, if such Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax or if such tax arises out of or results from a breach of such Servicer's duties under (x) Section 2.07(j) of this Agreement to not enter into any arrangement by which a REMIC would receive a fee or other compensation for services or to permit such REMIC to receive any income from assets other than "qualified mortgages" or "permitted investments," (y) Section 3.01 of this Agreement to not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the
Code or (z) Section 3.11(c) of this Agreement to not cause any REO Property to fail to qualify as "foreclosure property" within the meaning of Section
860G(a)(8) of the Code or to subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code of otherwise, (ii) to the Master Servicer, if such tax arises out of or results from a breach by the
Master Servicer of any of its obligations under this Agreement or if the Master
Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (iii) to the Trust Administrator, if such tax arises out of or results from a breach by the Trust Administrator of any of its obligations under this Article II, (iv) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article II or (v)
otherwise against amounts on deposit in the Collection Account as provided by
Section 3.08 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest
Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

                                       88

            In accordance with Section 2.07(c), the related Servicer, the Master
Servicer, the Trustee or the Trust Administrator, as applicable, shall promptly deposit in the Certificate Account or Collection Account, as applicable, any amount of such tax.

            For purposes of this Section 2.07(g), a tax is imposed following the final and unappealable determination under the Code of the amount of such tax and written notice thereof by the Tax Matters Person to the party to be charged.

            The failure of the Master Servicer or the related Servicer to promptly deposit in the Certificate Account or Collection Account, as applicable, any amount of such tax shall be an Event of Default, as provided in
Section 8.01(b).

(h) The Trust Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC
Provisions.

            (i) Following the Startup Day, none of any Servicer, the Trustee
(which will act only at the direction of the Trust Administrator or as otherwise specifically provided in this Agreement) or the Trust Administrator shall accept any contributions of assets to any REMIC created hereunder unless (subject to
Section 2.05) such Servicer, the Trustee or the Trust Administrator shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in a REMIC will not cause that REMIC to fail to qualify as a REMIC at any time that any
Certificates are outstanding, or subject that REMIC to any tax under the REMIC
Provisions or other applicable provisions of federal, state and local law or ordinances.

            (j) None of any Servicer, the Trustee (which will act only at the direction of the Trust Administrator or as otherwise specifically provided in this Agreement) or the Trust Administrator shall (subject to Section 2.05) enter into any arrangement by which a REMIC will receive a fee or other compensation for services nor permit such REMIC to receive any income from assets other than
"qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

            (k) Within 30 days after the Closing Date, the Trust Administrator shall apply to the Internal Revenue Service for an employer identification number for each REMIC created hereunder by means of a Form SS-4 or other acceptable means and prepare and file with the Internal Revenue Service Form
8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC)
and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

                                       89

            (l) None of the Trustee (which will act only at the direction of the
Trust Administrator or as otherwise specifically provided in this Agreement), the Trust Administrator, the Master Servicer or any Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i)
the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder,
(iii) the termination of any REMIC created hereunder pursuant to Article X of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or
III of this Agreement) nor acquire any assets for a REMIC, nor sell or dispose of any investments in the Collection Account or the Certificate Account for gain nor accept any contributions to a REMIC after the Closing Date (a) unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of any REMIC created hereunder as a REMIC or (b) unless the Master Servicer or such Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

            (m) In order to enable the Trust Administrator to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the
Trust Administrator, within ten days after the Closing Date, all information or data the Trust Administrator determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trust Administrator shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. Thereafter, the Master Servicer shall provide, promptly upon request therefor, any such additional information or data that the
Trustee or the Trust Administrator may from time to time reasonably request in order to enable the Trustee and the Trust Administrator to perform their duties as set forth herein and the Trustee and the Trust Administrator shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein. DLJMC shall indemnify the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the
Trust Administrator arising from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trust Administrator on a timely basis. The Master Servicer shall indemnify the Trustee and the Trust
Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Trustee and the Trust Administrator arising from any failure of the Master Servicer to provide, or to cause to be provided, accurate information or data required to be provided by the Master Servicer to the Trustee and the
Trust Administrator on a timely basis; provided, however, that if any Servicer shall fail to provide such information to the Master Servicer upon timely request for such information by the Master Servicer, that Servicer shall indemnify the Master Servicer, the Trustee and the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Master
Servicer, the Trustee and the Trust Administrator arising from any failure of that Servicer to provide, or to cause to be provided, the information referred to above on a timely basis. The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee and co-Trust Administrator appointed pursuant to this Agreement.

            (n) The Trust Administrator shall account for the rights of the
Class 5-A-1-1, Class 5-A-1-2, Class 5-A-2, Class 5-M-1, Class 5-M-2, Class 5-M-3
and Class 5-M-4 Certificateholders to receive payments in respect of Basis Risk
Shortfalls as rights in an interest rate cap contract written by the Class 5-X
Certificateholders in favor of the Class 5-A-1-1, Class 5-A-1-2, Class 5-A-2,
Class 5-M-1, Class 5-M-2, Class 5-M-3 and Class 5-M-4 Certificateholders and not
as an obligation of REMIC IV, whose obligation to pay such Certificates will be subject to a cap equal to the applicable Net Funds Cap and shall account for such rights as property held separate and apart from the regular interests as required by Treasury regulation section 1.860G-2(i). Any amounts paid in respect of Basis Risk Shortfalls by REMIC IV shall be treated as a distribution to the
Class 5-X Certificates. In addition, the Class 5-X Certificateholders shall be deemed to have entered into a contractual arrangement with the Class AR and
Class AR-L Certificateholders whereby the Class AR and Class AR-L
Certificateholders agree to pay to the Class 5-X Certificateholders on each
Distribution Date amounts that would, in the absence of such contractual agreement, be distributable with respect to the residual interest in REMIC IV pursuant to Section 4.01(II)(d)(xiii) (which amounts are expected to be zero).
Thus each Class 5-A-1-1, Class 5-A-1-2, Class 5-A-2, Class 5-M-1, Class 5-M-2,
Class 5-M-3 and Class 5-M-4 Certificate shall be treated as representing ownership of not only REMIC IV regular interests, but also ownership of an interest in an interest rate cap contract. Each Class 5-X Certificate shall represent an obligation under an interest rate cap contract. For purposes of determining the issue price of REMIC IV regular interests, the Trust
Administrator shall assume that the interest rate cap contract has a value of
$5,000.

                                       90

            For any Distribution Date on which there is a payment under the
Group 5 Interest Rate Cap Agreement based on a notional balance in excess of the
Class Principal Balance of the Group 5 Certificates, the amount representing such excess payment shall not be an asset of the Trust and, instead, shall be paid into and distributed out of a separate trust created by this Agreement for the benefit of the Group 5 Certificates and shall be distributed to the Group 5
Certificates pursuant to Section 4.01(II)(d)(vi). The Trust Administrator shall not be responsible for any tax reporting with respect to such separate trust.

SECTION 2.08.     Covenants of the Master Servicer and each Servicer.

            The Master Servicer and each Servicer, severally and not jointly, hereby covenants to the Depositor, the Trustee and the Trust Administrator as
follows:

            (a) Such Servicer or the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Mortgage Guaranty Insurance Policy;
and

            (b) No written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor, the Trustee or the Trust Administrator and prepared by the
Master Servicer or such Servicer pursuant to this Agreement will contain any untrue statement of a material fact.

                                       91

ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

SECTION 3.01.     Servicers to Service Mortgage Loans.

            For and on behalf of the Certificateholders, as independent contractors of the Trust, (i) each Servicer, severally and not jointly, shall service and administer the related Non-Designated Mortgage Loans in accordance with the terms of this Agreement and with Accepted Servicing Practices, (ii) the
Master Servicer shall, in accordance with Section 3.03 of this Agreement, master service and administer the Non-Designated Mortgage Loans by overseeing and enforcing the servicing of the Non-Designated Mortgage Loans by the related
Servicer according to the terms of this Agreement and (iii) the Master Servicer shall, in accordance with the Section 3.22 of this Agreement, master service and administer the Designated Mortgage Loans by overseeing and enforcing the servicing of the Designated Mortgage Loans by the related Designated Servicer according to the terms of the related Designated Servicing Agreement. The obligations of each of SPS, GreenPoint, U.S. Bank and Wells Fargo hereunder to service and administer the Mortgage Loans shall be limited to the SPS Serviced
Mortgage Loans, the GreenPoint Serviced Mortgage Loans, the U.S. Bank Serviced
Mortgage Loans and the Wells Fargo Serviced Mortgage Loans, respectively; and
with respect to the duties and obligations of each Servicer, references herein to related "Mortgage Loans" shall be limited to the SPS Serviced Mortgage Loans
(and the related proceeds thereof and related REO Properties) in the case of
SPS, the GreenPoint Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of GreenPoint, the U.S. Bank Serviced
Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of U.S. Bank and the Wells Fargo Serviced Mortgage Loans (and the
related proceeds thereof and related REO Properties) in the case of Wells Fargo;
and in no event shall any Servicer have any responsibility or liability with respect to any of the other Mortgage Loans. The obligations of the Master
Servicer to master service and administer the Non-Designated Mortgage Loans shall be limited to the GreenPoint Bank Serviced Mortgage Loans, the U.S. Bank
Serviced Mortgage Loans, the Wells Fargo Serviced Mortgage Loans, the SPS
Serviced Mortgage Loans and the Special Serviced Mortgage Loans. In connection with such servicing and administration of the Non-Designated Mortgage Loans, the
Master Servicer and each Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trust, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any
Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages
(but only in the manner provided in this Agreement), (iii) to collect any
Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that neither the Master Servicer nor a
Servicer shall take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or
the rights and interests of the Depositor, the Trustee, the Trust Administrator
or the Certificateholders under this Agreement. The Master Servicer and each
Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan that would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the
Code. Without limiting the generality of the foregoing, the Master Servicer and each Servicer, in its own name or in the name of the Depositor and the Trust, is hereby authorized and empowered by the Depositor, the Trust and the Trust
Administrator, when the Master Servicer or such Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trust, the
Trustee, the Trust Administrator, the Depositor, the Certificateholders or any
of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer and each Servicer shall prepare and deliver to the Depositor and/or the Trustee and/or the Trust
Administrator such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master Servicer or such
Servicer to master service and administer or service and administer the Mortgage
Loans, as applicable, to the extent that the Master Servicer or such Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee or the Trust Administrator shall execute such documents and deliver them to the
Master Servicer or such Servicer.

                                       92

            In accordance with the standards of the first paragraph of this
Section 3.01 and unless determined in good faith to be a Nonrecoverable Advance, each Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged
Properties related to the Non-Designated Mortgage Loans, which advances constitute Servicing Advances and shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08. In no event will any Servicer be required to make any Servicing Advance which would constitute a Nonrecoverable Advance.
The costs incurred by a Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties related to the Non-Designated
Mortgage Loans and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the
Stated Principal Balances of the related Non-Designated Mortgage Loans, notwithstanding that the terms of such Non-Designated Mortgage Loans so permit.

            Each Servicer hereby acknowledges that, to the extent such Servicer has previously serviced some or all of the Non-Designated Mortgage Loans pursuant to another servicing agreement, the servicing provisions contained in this Agreement shall supersede the servicing provisions contained in such other servicing agreement from and after the Closing Date, except as specifically provided in the related Servicer Letter Agreement. In addition, the Master
Servicer hereby acknowledges that, to the extent the Master Servicer or any
Designated Servicer has previously serviced some or all of the Designated
Mortgage Loans pursuant to another servicing agreement, the provisions contained in the related Designated Servicing Agreement shall supersede the provisions contained in such other servicing agreement from and after the Closing Date.

            Notwithstanding anything in this Agreement to the contrary, (i) the purchase of any U.S. Bank Serviced Mortgage Loan by any Person shall be subject to the rights of U.S. Bank to continue servicing such U.S. Bank Serviced
Mortgage Loan for the same Servicing Fee substantially in accordance with the terms of this Agreement, (ii) the purchase of any GreenPoint Serviced Mortgage
Loan by any Person shall be subject to the rights of GreenPoint to continue servicing such GreenPoint Serviced Mortgage Loan for the same servicing fee substantially in accordance with the terms of this Agreement and (iii) the purchase of any Wells Fargo Serviced Mortgage Loan by any Person shall be subject to the rights of Wells Fargo to continue servicing such Wells Fargo
Serviced Mortgage Loan for the same Servicing Fee substantially in accordance with the terms of this Agreement.

            With respect to each Mortgage Loan, the related Servicer will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable)
on its borrower credit files to Equifax, Experian and Trans Union Credit
Information Company, on a monthly basis.

                                       93

            Each Servicer is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of any
Subservicer, when a Servicer or any Subservicer, as the case may be, believes it appropriate in its best judgment to register any related Mortgage Loan on the
MERS(R) System, or cause the removal from the registration of such Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the
Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

SECTION 3.02.     Subservicing; Enforcement of the Obligations of
                  Subservicers.

            (a) The Non-Designated Mortgage Loans may be subserviced by a
Subservicer on behalf of the related Servicer in accordance with the servicing provisions of this Agreement, provided that the Subservicer is a FNMA-approved lender or a FHLMC seller/servicer in good standing. With respect to the
Non-Designated Mortgage Loans, each Servicer may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by such Servicer of the
Subservicer shall not release such Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of such Servicer. With respect to the Non-Designated Mortgage Loans, each
Servicer shall pay all fees and expenses of any Subservicer engaged by such
Servicer from its own funds.

            Notwithstanding the foregoing, with respect to the Non-Designated
Mortgage Loans, each Servicer shall be entitled to outsource one or more separate servicing functions to a Person (each, an "Outsourcer") that does not meet the eligibility requirements for a Subservicer, so long as such outsourcing does not constitute the delegation of such Servicer's obligation to perform all or substantially all of the servicing of the related Non-Designated Mortgage
Loans to such Outsourcer. In such event, the use by a Servicer of any such
Outsourcer shall not release the related Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of such Outsourcer as fully as if such acts and omissions were those of such Servicer, and such Servicer shall pay all fees and expenses of the
Outsourcer from such Servicer's own funds.

            Each Servicer may in connection with its duties as Servicer hereunder enter into transactions with any of its Affiliates relating to the
Non-Designated Mortgage Loans; provided that (a) such Servicer acts (i) in accordance with Accepted Servicing Practices and the terms of this Agreement, and (ii) in the ordinary course of business of such Servicer; and (b) the terms of such transaction are no less favorable to such Servicer than it would obtain in a comparable arm's-length transaction with a Person that is not an Affiliate of such Servicer. Notwithstanding the preceding sentence, any such transaction between a Servicer and any of its Affiliates shall not release such Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of such Affiliate with respect to such
Mortgage Loans serviced by it as fully as if such acts and omissions were those of such Servicer. Any fees and expenses relating to such transaction between such Servicer and its Affiliate that are not otherwise reimbursable to such
Servicer pursuant to this Agreement shall be borne by the parties thereto and shall not be an expense or fee of the Trust, the Depositor, the Trustee, the
Trust Administrator, the Seller or the Master Servicer.

            (b) With respect to any Non-Designated Mortgage Loans, at the cost and expense of a Servicer, without any right of reimbursement from the
Depositor, the Trustee, the Trust Administrator or the applicable Collection
Account, such Servicer shall be entitled to terminate the rights and responsibilities of its Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements set forth in Section 3.02(a), provided, however, that nothing contained herein shall be deemed to prevent or prohibit such Servicer, at such
Servicer's option, from electing to service the related Non-Designated Mortgage
Loans itself. In the event that a Servicer's responsibilities and duties under this Agreement are terminated pursuant to Section 8.01, and if requested to do so by the Trustee or Trust Administrator or such Servicer shall, at its own cost and expense terminate the rights and responsibilities of its Subservicer as soon as is reasonably possible. Each Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of its
Subservicer from such Servicer's own funds without any right of reimbursement from the Depositor, Trustee, Trust Administrator, or the applicable Collection
Account.

                                       94

            (c) Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between a Servicer and its Subservicer or a
Servicer and its Outsourcer, or any reference herein to actions taken through the Subservicer, the Outsourcer, or otherwise, the related Servicer shall not be relieved of its obligations to the Depositor, the Trust, Trustee, the Trust
Administrator or Certificateholders and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the related Non-Designated Mortgage Loans. Each Servicer shall be entitled to enter into an agreement with its Subservicer and Outsourcer for indemnification of such Servicer by such Subservicer or Outsourcer, as applicable, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

            For purposes of this Agreement, a Servicer shall be deemed to have received any collections, recoveries or payments with respect to the related
Non-Designated Mortgage Loans that are received by a related Subservicer regardless of whether such payments are remitted by the Subservicer to such
Servicer.

            Any Subservicing Agreement and any other transactions or services relating to the Non-Designated Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer, and the related Servicer alone, and the
Depositor, the Trustee, the Trust Administrator, the Master Servicer, the other
Servicers and the Special Servicer shall have no obligations, duties or liabilities with respect to a Subservicer including no obligation, duty or liability of the Depositor, Trustee, the Trust Administrator, the Master
Servicer, the Special Servicer or other Servicers to pay a Subservicer's fees and expenses.

            (d) SPS is hereby authorized to enter into a financing or other facility (any such arrangement, a "Facility") under which (i) SPS assigns or pledges to another person (a "Lender") (A) SPS's rights under this Agreement to be reimbursed for any Advances or Servicing Advances, and (B) any and all rights of SPS under this Agreement resulting from SPS's performance of its obligations under this Agreement, including, without limitation, any Servicing Fees, interest income, Ancillary Income, and other payments received by SPS for servicing the SPS Serviced Mortgage Loans and (ii) the Lender agrees to fund some or all Advances and/or Servicing Advances required to be made by SPS pursuant to this Agreement. No consent of the Trustee, Trust Administrator,
Certificateholders or any other party is required before SPS may enter into a
Facility; provided, however, that the consent of the Trust Administrator shall be required before SPS may cause to be outstanding at one time more than one
Facility. Notwithstanding the existence of any Facility, SPS shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement, and to perform all duties and obligations of SPS under this Agreement and shall not be relieved of such obligations by virtue of such Facility.

            (e) The Special Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, a "Facility") under which (i)
the Special Servicer assigns or pledges to another person (a "Lender") (A) the
Special Servicer's rights under this Agreement to be reimbursed for any Advances or Servicing Advances, and (B) any and all rights of the Special Servicer under this Agreement resulting from the Special Servicer's performance of its obligations under this Agreement, including, without limitation, any Servicing
Fees, interest income, Ancillary Income, and other payments received by the
Special Servicer for servicing the Mortgage Loans and (ii) the Lender agrees to fund some or all Advances and/or Servicing Advances required to be made by the
Special Servicer pursuant to this Agreement. No consent of the Trustee, Trust
Administrator, Certificateholders or any other party is required before the
Special Servicer may enter into a Facility; provided, however, that the consent of the Trust Administrator shall be required before the Special Servicer may cause to be outstanding at one time more than one Facility. Notwithstanding the existence of any Facility, the Special Servicer shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement, and to perform all duties and obligations of the
Special Servicer under this Agreement and shall not be relieved of such obligations by virtue of such Facility.

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SECTION 3.03.     Master Servicing by Master Servicer.

            For and on behalf of the Certificateholders, the Master Servicer shall oversee and enforce the obligation of GreenPoint, U.S. Bank, Wells Fargo and SPS to service and administer the GreenPoint Serviced Mortgage Loans, U.S.
Bank Serviced Mortgage Loans, Wells Fargo Serviced Mortgage Loans and SPS
Serviced Mortgage Loans, respectively, in accordance with the terms of this
Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement and with customary and usual standards of practice of prudent mortgage loan master servicers.
Furthermore, the Master Servicer shall oversee and consult with GreenPoint, U.S.
Bank, Wells Fargo and SPS as necessary from time-to-time to carry out the Master
Servicer's obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by
GreenPoint, U.S. Bank, Wells Fargo and SPS and shall cause each of GreenPoint,
U.S. Bank, Wells Fargo and SPS to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under this
Agreement.

            With respect to any Distribution Date, no later than the related
Cash Remittance Date, the Master Servicer shall remit to the Trust Administrator for deposit in the Certificate Account the amount of the Compensating Interest
Payment for the Master Servicer, with respect to the GreenPoint Serviced
Mortgage Loans, U.S. Bank Serviced Mortgage Loans, the Wells Fargo Serviced
Mortgage Loans, SPS Serviced Mortgage Loans and the Designated Mortgage Loans,
for the related Prepayment Period to the extent GreenPoint, U.S. Bank, Wells
Fargo, SPS or the related Designated Servicer default in their obligation to make such Compensating Interest Payment pursuant to Section 3.05. The aggregate of such deposits shall be made from the Master Servicer's own funds, without reimbursement therefor.

SECTION 3.04.     Trustee to Act as Master Servicer or Servicer.

            In the event that (A) the Master Servicer shall for any reason no longer be Master Servicer hereunder or (B) any Servicer shall for any reason no longer be a Servicer hereunder and, with respect to any Servicer, the Master
Servicer shall for any reason no longer be Master Servicer hereunder (including, in each case, by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer or such Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer or such Servicer pursuant to
Section 3.09 hereof or any acts or omissions of the related predecessor of the
Master Servicer or such Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section
2.02 or 2.03 hereof or (iv) deemed to have made any representations and warranties of the Master Servicer or such Servicer hereunder). Any such assumption shall be subject to Section 8.02 hereof. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer or a
Servicer hereunder, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which does not adversely affect the then-current rating of the Certificates, as the successor to the Master Servicer or a Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or such Servicer, as applicable, provided that such successor to the Master Servicer or such Servicer, as applicable, shall not be deemed to have made any representation or warranty as to any
Mortgage Loan made by the Master Servicer or such Servicer, as applicable.

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            Each Servicer shall, upon request of the Trust Administrator, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute Subservicing
Agreement and the Mortgage Loans then being serviced thereunder and hereunder by such Servicer and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the
Subservicing Agreement or substitute Subservicing Agreement to the assuming party.

SECTION 3.05.     Collection of Mortgage Loans; Collection Accounts;
                  Certificate Account.

            (a) Continuously from the date hereof until the principal and interest on all Non-Designated Mortgage Loans have been paid in full or such
Non-Designated Mortgage Loans have become Liquidated Mortgage Loans, each
Servicer shall proceed in accordance with Accepted Servicing Practices to collect all payments due under each of the related Non-Designated Mortgage Loans when the same shall become due and payable to the extent consistent with this
Agreement and the terms and provisions of any related Mortgage Guaranty
Insurance Policy and shall take special care with respect to the Non-Designated
Mortgage Loans for which a Servicer collects escrow payments in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Non-Designated Mortgage Loans and the related
Mortgaged Properties, to the end that the installments payable by the related
Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, in connection with Non-Designated
Mortgage Loans which it is directly servicing, each Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Non-Designated Mortgage Loan and
(ii) extend the Due Dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that no such Servicer can extend the maturity of any such Non-Designated Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off
Date. In the event of any such arrangement, the related Servicer shall make
Advances on the related Non-Designated Mortgage Loans in accordance with the provisions of Section 5.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. No Servicer shall be required to institute or join in litigation with respect to collection of any payment (whether under a
Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

            (b) Each Servicer shall segregate and hold all funds collected and received pursuant to a Non-Designated Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more
Collection Accounts, in the form of time deposit or demand accounts, titled
"[Servicer's name], in trust for the Holders of Adjustable Rate Mortgage Trust
2005-1, Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series
2005-1" or, if established and maintained by a Subservicer on behalf of a
Servicer, "[Subservicer's name], in trust for [Servicer's name]" or
"[Subservicer's name], as agent, trustee and/or bailee of principal and interest custodial account for [Servicer's name], its successors and assigns, for various owners of interest in [Servicer's name] mortgage-backed pools. In the event that a Subservicer employs a subservicer, the Collection Account shall be titled
"[name of Subservicer's subservicer], in trust for [Subservicer's name]." Each
Collection Account maintained by each Servicer (other than Wells Fargo), shall be an Eligible Account acceptable to the Depositor and the Trust Administrator.
Each Collection Account maintained by Wells Fargo shall be an Eligible Account.
Funds deposited in a Collection Account may be drawn on by the related Servicer in accordance with Section 3.08. Any funds deposited in a Collection Account shall either be invested in Eligible Investments or at all times be fully insured to the full extent permitted under applicable law.

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            (c) Each Servicer shall deposit in the applicable Collection Account on a daily basis, unless otherwise indicated, and retain therein, the following collections remitted by Subservicers or payments received by such Servicer and payments made by such Servicer subsequent to the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date:

                 (i) all payments on account of principal on the related
     Non-Designated Mortgage Loans, including all Principal Prepayments;

                 (ii) all payments on account of interest on the related
     Non-Designated Mortgage Loans adjusted to the per annum rate equal to the
     Mortgage Rate reduced by the sum of the related Expense Fee Rate, as applicable;

                 (iii) all Liquidation Proceeds on the related Non-Designated
     Mortgage Loans;

                 (iv) all Insurance Proceeds on the related Non-Designated
     Mortgage Loans including amounts required to be deposited pursuant to
     Section 3.09 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 3.09);

                 (v) all Advances made by such Servicer pursuant to Section
     5.01;

                 (vi) no later than the withdrawal from the Collection Account pursuant to Section 3.08(a)(viii) each month, the applicable amount of the
     Compensating Interest Payment for such Servicer for the related Prepayment
     Period. The aggregate of such deposits shall be made from such Servicer's own funds, without reimbursement therefore;

                 (vii) any amounts required to be deposited by such Servicer in respect of net monthly income from REO Property related to any
     Non-Designated Mortgage Loan pursuant to Section 3.11;

                 (viii) all Assigned Prepayment Premiums, if applicable; and

                 (ix) any other amounts required to be deposited hereunder.

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            The foregoing requirements for deposit into each Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, with respect to the Non-Designated Mortgage Loans,
Ancillary Income need not be deposited by such Servicer into such Collection
Account. In addition, notwithstanding the provisions of this Section 3.05, each
Servicer may deduct from amounts received by it, prior to deposit into the applicable Collection Account, any portion of any Scheduled Payment representing
(i) the applicable Servicing Fee and (ii) with respect to each Non-Designated
Mortgage Loan covered by a Lender Paid Mortgage Guaranty Insurance Policy, any
amounts required to effect timely payment of the premiums on such Mortgage
Guaranty Insurance Policy pursuant to Section 3.09(c). In the event that a
Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the related Collection Account to withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining such Collection Account which describes the amounts deposited in error in such Collection Account. Each Servicer shall maintain adequate records with respect to all withdrawals made by it pursuant to this Section. All funds deposited in a Collection Account shall be held in trust for the
Certificateholders until withdrawn in accordance with Section 3.08(a).

            (d) On or prior to the Closing Date, the Trust Administrator shall establish and maintain, on behalf of the Certificateholders, the Certificate
Account. The Trust Administrator shall, promptly upon receipt, deposit in the
Certificate Account and retain therein the following:

                 (i) the aggregate amount remitted by each Servicer of
     Non-Designated Mortgage Loans to the Trust Administrator pursuant to
     Section 3.08(a)(viii) and (x) and the aggregate amount remitted by each
     Designated Servicer to the Master Servicer or Trust Administrator pursuant to their respective Designated Servicing Agreements, in each case including any Assigned Prepayment Premiums;

                 (ii) any amount deposited by the Trust Administrator pursuant to Section 3.05(e) in connection with any losses on Eligible Investments;

                 (iii) all Compensating Interest Payments remitted by the Master
     Servicer to the Trust Administrator pursuant to Section 3.03 and Section
     3.22(b);

                 (iv) all Advances remitted by the Master Servicer to the Trust
     Administrator pursuant to Section 5.01 and Section 3.22(b); and

                 (v) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

            In the event that the Master Servicer or a Servicer shall remit to the Trust Administrator any amount not required to be remitted, the Master
Servicer or such Servicer, as applicable, may at any time direct the Trust
Administrator to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trust Administrator
which describes the amounts deposited in error in the Certificate Account. All funds deposited in the Certificate Account shall be held by the Trust
Administrator in trust for the Certificate holders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08(b). In no event shall the Trust Administrator incur liability for withdrawals from the
Certificate Account at the direction of the Master Servicer or any Servicer.

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            (e) Each institution at which a Collection Account, the Certificate
Account or a Prefunding Account is maintained shall either hold such funds on deposit uninvested or shall invest the funds therein as directed in writing by the related Servicer, the Trust Administrator or the Depositor, respectively, in
Eligible Investments, which shall mature not later than (i) in the case of a
Collection Account, the Cash Remittance Date, (ii) in the case of the
Certificate Account, the Business Day immediately preceding the Distribution
Date, or on the Distribution Date, with respect to Eligible Investments invested with an affiliate of the Trust Administrator and (iii) in the case of a
Prefunding Account, the Business Day immediately preceding a Subsequent Transfer
Date or on the Subsequent Transfer Date if the invested funds are managed or advised by the Trust Administrator or its affiliates. All income and gain net of any losses realized from any such balances or investment of funds on deposit in a Collection Account shall be for the benefit of the related Servicer as servicing compensation and shall be remitted to it monthly as provided herein.
The amount of any realized losses in a Collection Account incurred in any such account in respect of any such investments shall promptly be deposited by the related Servicer in the related Collection Account. Neither the Trustee nor the
Trust Administrator shall be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in a Collection
Account or a Prefunding Account and made in accordance with this Section 3.05.
All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trust
Administrator as compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Trust Administrator in the Certificate Account. All income and gain net of any losses realized from any such balances or investment of funds on deposit in the Prefunding Accounts shall be for the benefit of the Depositor and shall be remitted to it monthly. The amount of any net investment losses in the
Prefunding Accounts shall promptly be deposited by the Depositor in the related
Prefunding Account.

            (f) Each Servicer, other than Wells Fargo, shall give notice to the
Trustee, the Trust Administrator, the Seller, each Rating Agency, and the
Depositor of any proposed change of the location of the related Collection
Account prior to any change thereof. Wells Fargo shall give notice to the
Depositor of any proposed change of the location of the related Collection
Account prior to any change thereof and, upon receipt of such notice, the
Depositor shall give notice to the Trustee, the Trust Administrator, the Seller and each Rating Agency. The Trust Administrator shall give notice to the Master
Servicer and each Servicer, the Seller, each Rating Agency, the Trustee and the
Depositor of any proposed change of the location of the Certificate Account prior to any change thereof.

            (g) The Trust Administrator shall establish and maintain, on behalf of the Certificateholders, the Prefunding Accounts. On the Closing Date the
Depositor shall remit the Group 1 Prefunded Amount to the Trust Administrator
for deposit in the Group 1 Prefunding Account, the Group 2 Prefunded Amount to
the Trust Administrator for deposit in the Group 2 Prefunding Account and the
Group 5 Prefunded Amount to the Trust Administrator for deposit in the Group 5
Prefunding Account. On each Subsequent Transfer Date, upon satisfaction of the conditions for such Subsequent Transfer Date set forth in Sections 2.01(f) and
(g), with respect to the related Subsequent Transfer Agreement, the Trust
Administrator shall remit to the Depositor the applicable Aggregate Subsequent
Transfer Amount as payment of the purchase price for the related Subsequent
Mortgage Loans.

            If any funds remain in the Prefunding Accounts on April 25, 2005, to the extent that they represent earnings on the amounts originally deposited into the Prefunding Account, the Trust Administrator shall distribute them to the order of the Depositor. The remaining funds, other than any investment earnings, shall be transferred to the Certificate Account to be included as part of principal distributions to the Certificates on the April 2005 Distribution Date.

            (h) The Trust Administrator shall establish and maintain, on behalf of the Certificateholders, the Capitalized Interest Accounts. On the Closing
Date the Depositor shall remit the Capitalized Interest Deposits to the Trust
Administrator for deposit in the Capitalized Interest Accounts. On the Business
Day prior to the February 2005, March 2005 and April 2005 Distribution Dates,
the Trust Administrator shall transfer from the Capitalized Interest Accounts to the Certificate Account an amount equal to the Capitalized Interest Requirement for such Distribution Date. Any funds remaining in the Capitalized Interest
Accounts immediately after the termination of the Prefunding Period shall be paid to the Depositor.

SECTION 3.06.     Establishment of and Deposits to Escrow Accounts; Permitted
                  Withdrawals from Escrow Accounts; Payments of
                  Taxes, Insurance and Other Charges.

            (a) To the extent required by the related Mortgage Note and not violative of applicable law, the applicable Servicer shall segregate and hold all funds collected and received pursuant to a Non-Designated Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, in the case of Servicers other than SPS and Wells Fargo, "Adjustable Rate Mortgage Trust 2005-1,
Adjustable Rate Mortgage-Backed Pass Through Certificates, Series 2005-1," in
the case of Wells Fargo, "Wells Fargo Bank, N.A., as Servicer for Adjustable
Rate Mortgage Trust 2005-1, Adjustable Rate Mortgage-Backed Pass Through
Certificates, Series 2005-1," in the case of SPS, "SPS Capital Corp., as
Servicer for Adjustable Rate Mortgage Trust 2005-1, Adjustable Rate
Mortgage-Backed Pass Through Certificates, Series 2005-1" or, if established and maintained by a Subservicer on behalf of a Servicer, "[Subservicer's name], in trust for [Servicer's name]" or "[Subservicer's name], as agent, trustee and/or bailee of taxes and insurance custodial account for [Servicer's name], its successors and assigns, for various owners of interest in [Servicer's name]
mortgage backed pools. In the event that a Subservicer employs a subservicer, the Escrow Accounts shall be titled "[name of Subservicer's subservicer] in trust for [Subservicer's name]. The Escrow Accounts shall be Eligible Accounts.
Funds deposited in the Escrow Account may be drawn on by the related Servicer in accordance with Section 3.06(d).

            (b) Each Servicer shall deposit or cause to be deposited in its
Escrow Account or Accounts on a daily basis within two Business Days of receipt and retain therein:

                 (i) all Escrow Payments collected on account of the related
     Non-Designated Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

                 (ii) all amounts representing Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property related to a Non-Designated Mortgage Loan.

            (c) Each Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.06(d). Each Servicer shall be entitled to retain any interest paid on funds deposited in the related Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the
Mortgagor. To the extent required by law, the applicable Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow
Account may be non interest bearing or that interest paid thereon is insufficient for such purposes.

            (d) Withdrawals from the Escrow Account or Accounts may be made or caused to be made by the related Servicer only:

                 (i) to effect timely payments of ground rents, taxes,
     assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow
     Payments for the related Mortgage;

                 (ii) to reimburse such Servicer for any Servicing Advances made by the such Servicer with respect to a related Non-Designated Mortgage
     Loan, but only from amounts received on the related Non-Designated Mortgage
     Loan which represent late collections of Escrow Payments thereunder;

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                 (iii) to refund to any Mortgagor any funds found to be in
     excess of the amounts required under the terms of the related
     Non-Designated Mortgage Loan;

                 (iv) for transfer to the related Collection Account to reduce the principal balance of the related Non-Designated Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

                 (v) for application to restore or repair of the Mortgaged
     Property related to a Non-Designated Mortgage Loan in accordance with the procedures outlined in Section 3.09(e);

                 (vi) to pay to the related Servicer, or any Mortgagor related to a Non-Designated Mortgage Loan to the extent required by law, any interest paid on the funds deposited in such Escrow Account;

                 (vii) to clear and terminate such Escrow Account on the
     termination of this Agreement; and

                 (viii) to remove funds inadvertently placed in the Escrow
     account by the related Servicer.

            (e) With respect to each Non-Designated Mortgage Loan, the applicable Servicer shall maintain accurate records reflecting the status of ground rents and taxes and any other item which may become a lien senior to the lien of the related Mortgage and the status of Mortgage Guaranty Insurance
Policy premiums, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect or cause to be effected payment thereof prior to the applicable penalty or termination date.

SECTION 3.07.     Access to Certain Documentation and
                  Information Regarding the Non-Designated Mortgage
                  Loans; Inspections.

            (a) The Master Servicer and each Servicer shall afford the
Depositor, the Trustee and the Trust Administrator reasonable access to all records and documentation regarding the Non-Designated Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable written request and during normal business hours at the office designated by the Master
Servicer or such Servicer. In addition, each Servicer shall afford the Master
Servicer reasonable access to all records and documentation regarding the
Non-Designated Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable written request and during normal business hours at the office designated by such Servicer. In addition, each Servicer shall provide to the Special Servicer reasonable access to all records and documentation regarding the Non-Designated Mortgage Loans serviced by it that become Special
Serviced Mortgage Loans.

            (b) Each Servicer, separately with respect to the Non-Designated
Mortgage Loans each directly services, shall inspect the related Mortgaged
Properties as often as deemed necessary by such Servicer in such party's sole discretion, to assure itself that the value of such Mortgaged Property is being preserved. In addition, if any Non-Designated Mortgage Loan is more than 60 days delinquent, such Servicer, as applicable, shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. Each Servicer shall keep a written or electronic report of each such inspection.

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SECTION 3.08.     Permitted Withdrawals from the Collection Accounts and
                  Certificate Account.

            (a) Each Servicer may from time to time make withdrawals from the related Collection Account for the following purposes:

                 (i) to pay to such Servicer (to the extent not previously
     retained by such Servicer) the servicing compensation to which it is entitled pursuant to Section 3.14, and to pay to such Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to such Collection Account;

                 (ii) to reimburse such Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Non-Designated Mortgage Loan(s) in respect of which any such Advance was made (including without limitation, late recoveries of payments, Liquidation Proceeds and Insurance Proceeds to the extent received by such Servicer);

                 (iii) to reimburse such Servicer for any Nonrecoverable Advance previously made or any amount expended pursuant to Section 3.11(a);

                 (iv) to reimburse such Servicer for (A) unreimbursed Servicing
     Advances or such Servicer's right to reimbursement pursuant to this clause
     (A) with respect to any Non-Designated Mortgage Loan being limited to amounts received on such Non-Designated Mortgage Loan which represent late payments of principal and/or interest (including, without limitation,
     Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage
     Loan) respecting which any such advance was made and (B) for unpaid
     Servicing Fees as provided in Section 3.11 hereof;

                 (v) to pay to the purchaser, with respect to each
     Non-Designated Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

                 (vi) to make any payments required to be made pursuant to
     Section 2.07(g);

                 (vii) to withdraw any amount deposited in such Collection
     Account and not required to be deposited therein;

                 (viii) with respect to the Non-Designated Mortgage Loans, on the Cash Remittance Date, to withdraw an amount equal to the portion of (a)
     with respect to the Group 1 Mortgage Loans, Group 2 Mortgage Loans, Group 3
     Mortgage Loans and Group 4 Mortgage Loans, the Available Distribution
     Amount and (b) with respect to the Group 5 Mortgage Loans, the Interest
     Remittance Amount and Principal Remittance Amount, in each case applicable to the Mortgage Loans serviced by such Servicer, who will remit the aggregate of such amounts to the Trust Administrator for deposit in the
     Certificate Account;

                 (ix) with respect to each Non-Designated Mortgage Loan covered by a Lender Paid Mortgage Guarantee Insurance Policy, to effect timely payment of the related premiums on such Mortgage Guarantee Insurance
     Policy, as applicable, pursuant to Section 3.09(c), to the extent not deducted by such Servicer prior to deposit into the applicable Collection
     Account pursuant to Section 3.05(c);

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                 (x) on or prior to 4:00 p.m. New York time on the Cash
     Remittance Date preceding each Distribution Date, each applicable Servicer shall withdraw an amount equal to the sum of all Assigned Prepayment
     Premiums received during the related Prepayment Period applicable to the
     Mortgage Loans serviced by such Servicer, and remit such amount to the
     Trust Administrator for deposit in the Certificate Account; and

                 (xi) to clear and terminate such Collection Account upon
     termination of this Agreement pursuant to Section 11.01 hereof.

            Each Servicer shall keep and maintain separate accounting, on a
Non-Designated Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Collection Account pursuant to such subclauses (i), (ii), (iv) and (v). Prior to making any withdrawal from a
Collection Account pursuant to subclause (iii) for reimbursement of a
Nonrecoverable Advance, the related Servicer shall deliver to the Trust
Administrator a certificate of a Servicing Officer indicating the amount of any previous Advance or Servicing Advance determined by such Servicer to be a
Nonrecoverable Advance and identifying the related Non-Designated Mortgage
Loans(s), and their respective portions of such Nonrecoverable Advance. In connection with the payment of a Purchase Price, if a Servicer is not required to remit unreimbursed Advances and Servicing Advances as specified in the definition of Purchase Price, such Servicer shall be deemed to have been reimbursed for such amount.

            (b) The Trust Administrator shall withdraw funds from the
Certificate Account for distributions to Certificateholders, in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to Section 2.07).
In addition, the Trust Administrator may from time to time make withdrawals from the Certificate Account for the following purposes:

                 (i) to pay to itself any investment income earned for the
     related Distribution Date, and to pay to itself or the Master Servicer any other amounts to which it or the Master Servicer is entitled to reimbursement or payment under the terms of this Agreement;

                 (ii) to withdraw and return to the Master Servicer or the
     applicable Servicer for deposit to the applicable Collection Account any amount deposited in the Certificate Account and not required to be deposited therein; and

                 (iii) to clear and terminate the Certificate Account upon
     termination of the Agreement pursuant to Section 11.01 hereof.

SECTION 3.09.     Maintenance of Hazard Insurance; Mortgage Impairment
                  Insurance and Mortgage Guaranty Insurance
                  Policy; Claims; Restoration of Mortgaged
                  Property.

            (a) Each Servicer shall cause to be maintained for each related
Non-Designated Mortgage Loan hazard insurance such that all buildings upon the related Mortgaged Property are insured by a generally acceptable insurer rated either: "V" or better in the current Best's Key Rating Guide ("Best's") or acceptable to FNMA or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Non-Designated Mortgage Loan and (ii) the greater of (A) the outstanding principal balance of such
Non-Designated Mortgage Loan and (B) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co insurer.

                                      104

            If upon origination of the Non-Designated Mortgage Loan, the related
Mortgaged Property was located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the related Servicer shall cause a flood insurance policy to be maintained with respect to such Non-Designated
Mortgage Loan. Such policy shall meet the requirements of the current guidelines of the Federal Insurance Administration and be in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis
(or the unpaid principal balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

            If a Mortgage related to a Non-Designated Mortgage Loan is secured by a unit in a condominium project, the related Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with the requirements of the related Servicer for mortgage loans that it services on its own account.

            Each Servicer shall cause to be maintained on each Mortgaged
Property related to a Non-Designated Mortgage Loan such other additional special hazard insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any Mortgage Guaranty
Insurance Policy insurer, or as may be required to conform with Accepted
Servicing Practices to the extent permitted by the Mortgage Note, the Mortgage or applicable law provided that the related Servicer shall not be required to bear the cost of such insurance.

            All policies required hereunder shall name the related Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for prior written notice of any cancellation, reduction in amount or material change in coverage.

            Each Servicer shall not interfere with the Mortgagor's freedom of choice at the origination of such Non-Designated Mortgage Loan in selecting either his insurance carrier or agent, provided, however, that such Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated: B:III or better in Best's or acceptable to FNMA or
FHLMC and are licensed to do business in the jurisdiction in which the Mortgaged
Property is located. The related Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

            Pursuant to Section 3.05, any amounts collected by a Servicer under any such policies (other than amounts to be deposited in the related Escrow
Account and applied to the restoration or repair of the related Mortgaged
Property, or property acquired in liquidation of the Non-Designated Mortgage
Loan, or to be released to the Mortgagor, in accordance with such Servicer's normal servicing procedures) shall be deposited in the related Collection
Account (subject to withdrawal pursuant to Section 3.08(a)).

                                      105

            Any cost incurred by a Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the
Certificateholders or remittances to the Trust Administrator for their benefit, be added to the principal balance of the Non-Designated Mortgage Loan, notwithstanding that the terms of the Non-Designated Mortgage Loan so permit.
Such costs shall constitute a Servicing Advance and will be reimbursable to the related Servicer to the extent permitted by Section 3.08 hereof. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor related to a Non-Designated Mortgage Loan or maintained on property acquired in respect of a Mortgage related to a
Non-Designated Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

            (b) In the event that a Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the related Non-Designated Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.09(a) and otherwise complies with all other requirements of Section 3.09(a), it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.09(a). Any amounts collected by a Servicer under any such policy relating to a Non-Designated Mortgage Loan shall be deposited in the related Collection Account subject to withdrawal pursuant to Section 3.08(a). Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.09(a), and there shall have been a loss which would have been covered by such policy, the related
Servicer shall deposit in the related Collection Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from such Servicer's funds, without reimbursement therefor. Upon request of the Trust Administrator, a
Servicer shall cause to be delivered to the Trust Administrator a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Trust Administrator. In connection with its activities as
Servicer of the related Non-Designated Mortgage Loans, such Servicer agrees to present, on behalf of itself, the Depositor, and the Trust Administrator for the benefit of the Certificateholders, claims under any such blanket policy.

            (c) With respect to each Non-Designated Mortgage Loan with a
Loan-to-Value Ratio in excess of 80% which the Seller represented to be covered by a Mortgage Guaranty Insurance Policy as of the Cut-off Date, the related
Servicer shall, without any cost to the Depositor or Trust Administrator, maintain or cause the Mortgagor to maintain in full force and effect a Mortgage
Guaranty Insurance Policy insuring that portion of the Non-Designated Mortgage
Loan in excess of 75% of value, and shall pay or shall cause the Mortgagor to pay, the premium thereon on a timely basis, until the loan-to-value ratio of such Non-Designated Mortgage Loan is reduced to 80%, based on either (i) a current appraisal of the Mortgaged Property or (ii) the appraisal of the
Mortgaged Property obtained at the time the Non-Designated Mortgage Loan was originated. In the event that such Mortgage Guaranty Insurance Policy shall be terminated prior to the loan-to-value ratio of such Non-Designated Mortgage Loan being reduced to 80%, the related Servicer shall obtain from another Qualified
Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Mortgage Guaranty Insurance Policy. If the insurer shall cease to be a Qualified Insurer, the related Servicer shall determine whether recoveries under the Mortgage Guaranty Insurance Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that such Servicer shall in no event have any responsibility or liability for any failure to recover under the Mortgage Guaranty Insurance
Policy for such reason. If the related Servicer determines that recoveries are so jeopardized, it shall notify the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The related Servicer shall not take any action which would result in noncoverage under any applicable
Mortgage Guaranty Insurance Policy of any loss which, but for the actions of such Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.10, each Servicer shall promptly notify the insurer under the related Mortgage Guaranty Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Mortgage Guaranty
Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Mortgage
Guaranty Insurance Policy provided that such required actions are in compliance with all applicable law. If such Mortgage Guaranty Insurance Policy is terminated as a result of such assumption or substitution of liability, the related Servicer shall obtain a replacement Mortgage Guaranty Insurance Policy as provided above; provided that under applicable law and the terms of the related Mortgage Note and Mortgage the cost of such policy may be charged to the successor Mortgagor.

                                      106

            With respect to each Non-Designated Mortgage Loan covered by a
Lender Paid Mortgage Guaranty Insurance Policy, the applicable Servicer agrees to effect timely payment of the premiums on such Mortgage Guaranty Insurance
Policy from amounts on deposit in the Collection Account, or deducted by such
Servicer prior to deposit into the applicable Collection Account or pursuant to
Section 3.05(c) with respect to such Non-Designated Mortgage Loan. If amounts on deposit in the Collection Account, or deducted by such Servicer prior to deposit into the applicable Collection Account pursuant to Section 3.05(c) with respect to such Non-Designated Mortgage Loan, are not sufficient to pay the premiums on such Mortgage Guaranty Insurance Policy, the applicable Servicer agrees to effect timely payment of such premiums, and such costs shall be recoverable by such Servicer from the related Liquidation Proceeds or otherwise as a Servicing
Advance pursuant to Section 3.08(a). With respect to each Non-Designated
Mortgage Loan covered by a Mortgage Guaranty Insurance Policy that is not Lender
Paid, the Servicer agrees to effect timely payment of the premiums on such
Mortgage Guaranty Insurance Policy, and such costs not otherwise recoverable from the Mortgagor shall be recoverable by such Servicer from the related
Liquidation Proceeds or otherwise as a Servicing Advance pursuant to Section
3.08(a).

            (d) In connection with its activities as servicer, each Servicer agrees to prepare and present, on behalf of itself, the Depositor, the Trust, the Trustee, the Trust Administrator and the Certificateholders, claims to the insurer under any Mortgage Guaranty Insurance Policy related to a Non-Designated
Mortgage Loan in a timely fashion in accordance with the terms of such Mortgage
Guaranty Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Mortgage Guaranty Insurance
Policy respecting defaulted Non-Designated Mortgage Loans. Pursuant to Section
3.05, any amounts collected by a Servicer under any Mortgage Guaranty Insurance
Policy shall be deposited in the related Collection Account, subject to withdrawal pursuant to Section 3.08.

            (e) With respect to any Non-Designated Mortgage Loan, each Servicer need not obtain the approval of the Trustee or the Trust Administrator prior to releasing any Insurance Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, each Servicer shall comply with the following conditions in connection with any such release of Insurance
Proceeds:

                 (i) such Servicer shall receive satisfactory independent
     verification of completion of repairs and issuance of any required approvals with respect thereto;

                 (ii) such Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens; and

                 (iii) pending repairs or restoration, such Servicer shall place the Insurance Proceeds in the related Escrow Account.

                                      107

            (f) With respect to any Non-Designated Mortgage Loan, if the Trust
Administrator is named as an additional loss payee, the related Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Trustee or the Trust Administrator.

SECTION 3.10.     Enforcement of Due on Sale Clauses; Assumption Agreements.

            (a) With respect to a Non-Designated Mortgage Loan, each Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any related Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has
been conveyed by the Mortgagor, the related Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Non-Designated Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that such Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Mortgage Guaranty Insurance
Policy, if any.

            (b) With respect to a Non-Designated Mortgage Loan, if a Servicer reasonably believes it is unable under applicable law to enforce such
"due-on-sale" clause, such Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event such Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note.
Notwithstanding the foregoing, a Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which such Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever. In connection with any such assumption, no material term of the
Mortgage Note, including without limitation, the Mortgage Rate borne by the related Mortgage Note, the term of the Non-Designated Mortgage Loan or the outstanding principal amount of the Non-Designated Mortgage Loan shall be changed.

            (c) To the extent that any Non-Designated Mortgage Loan is assumable, the related Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by
FNMA with respect to underwriting mortgage loans of the same type as the
Non-Designated Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the related Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Non-Designated Mortgage Loan.

            (d) With respect to a Non-Designated Mortgage Loan, subject to each
Servicer's duty to enforce any due-on-sale clause to the extent set forth in this Section 3.10, in any case in which the related Mortgaged Property has been conveyed to a Person by the related Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage
Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Non-Designated Mortgage Loan, such Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the
Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person.
In connection with any such assumption, no material term of the Mortgage Note may be changed. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the related Servicer shall deliver an Officer's Certificate signed by a Servicing
Officer stating that the requirements of this subsection have been met in connection therewith. The related Servicer shall notify the Trustee and the
Trust Administrator that any such substitution or assumption agreement has been completed by forwarding to the Trustee and the Trust Administrator a copy of such substitution or assumption agreement, and shall forward the original to the
Custodian which shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by a Servicer for entering into an assumption or substitution of liability agreement will be retained by such Servicer as additional servicing compensation.

                                      108

SECTION 3.11.     Realization Upon Defaulted Mortgage Loans; Repurchase of
                  Certain Mortgage Loans.

            (a) Each Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the related Non-Designated Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, each Servicer shall take such action as (i) such Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (ii) shall be consistent with Accepted Servicing
Practices, (iii) such Servicer shall determine consistently with Accepted
Servicing Practices to be in the best interest of the Trust and
Certificateholders, and (iv) is consistent with the requirements of the insurer under any Required Insurance Policy; provided, however, that such Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the related Non-Designated Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through
Liquidation Proceeds. Any funds expended by any Servicer pursuant to this
Section 3.11(a) shall be reimbursable in full pursuant to Section 3.08(a)(iii).
The related Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the Liquidation Proceeds with respect to the related Mortgaged Property or otherwise as a Servicing Advance in accordance with Section 3.08(a).

            With respect to any Non-Designated Mortgage Loans, notwithstanding anything to the contrary contained in this Agreement, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the related Servicer has reasonable cause to believe that the related Mortgaged
Property is contaminated by hazardous or toxic substances or wastes, or if the
Trust Administrator otherwise requests, an environmental inspection or review of such Mortgaged Property conducted by a qualified inspector shall be arranged for by such Servicer. Upon completion of the inspection, the related Servicer shall promptly provide the Trust Administrator with a written report of environmental inspection.

            In the event the environmental inspection report indicates that the
Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the related Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated costs of the environmental clean up, as estimated in the environmental inspection report, together with the Servicing
Advances and Advances made by such Servicer and the estimated costs of foreclosure or acceptance of a deed in lieu of foreclosure exceeds the estimated value of the Mortgaged Property. If however, the aggregate of such clean up and foreclosure costs, Advances and Servicing Advances are less than or equal to the estimated value of the Mortgaged Property, then the related Servicer may, in its reasonable judgment and in accordance with Accepted Servicing Practices, choose to proceed with foreclosure or acceptance of a deed in lieu of foreclosure and such Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation
Proceeds, or if the Liquidation Proceeds are insufficient to reimburse fully such Servicer, such Servicer shall be entitled to be reimbursed from amounts in the related Collection Account pursuant to Section 3.08(a) hereof. In the event the related Servicer does not proceed with foreclosure or acceptance of a deed in lieu of foreclosure pursuant to the first sentence of this paragraph, such
Servicer shall be reimbursed for all Advances and Servicing Advances made with respect to the related Mortgaged Property from the related Collection Account pursuant to Section 3.08(a) hereof, and such Servicer shall have no further obligation to service such Non-Designated Mortgage Loan under the provisions of this Agreement.

                                      109

            (b) With respect to any REO Property related to a Non-Designated
Mortgage Loan, subject to applicable law, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The related Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee capacity hereunder.
Pursuant to its efforts to sell such REO Property, the related Servicer shall in accordance with Accepted Servicing Practices manage, conserve, protect and operate each REO Property for the purpose of its prompt disposition and sale.
The related Servicer, either itself or through an agent selected by such
Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Upon request, the related
Servicer shall furnish to the Trust Administrator on or before each Distribution
Date a statement with respect to any REO Property covering the operation of such
REO Property for the previous calendar month and such Servicer's efforts in connection with the sale of such REO Property and any rental of such REO
Property incidental to the sale thereof for the previous calendar month. That statement shall be accompanied by such other information as the Trust
Administrator shall reasonably request and which is necessary to enable the
Trust Administrator to comply with the reporting requirements of the REMIC
Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the related Collection Account no later than the close of business on each Determination Date. The related Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section
6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trust Administrator for filing.

            To the extent consistent with Accepted Servicing Practices, the related Servicer shall also maintain on each REO Property related to a
Non-Designated Mortgage Loan fire and hazard insurance with extended coverage in an amount which is equal to the outstanding principal balance of the related
Non-Designated Mortgage Loan (as reduced by any amount applied as a reduction of principal at the time of acquisition of the REO Property), liability insurance and, to the extent required and available under the Flood Disaster Protection
Act of 1973, as amended, flood insurance in the amount required above.

            (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a
Mortgage Loan, the related Servicer shall dispose of such Mortgaged Property prior to three years after the end of the calendar year of its acquisition by the Trust Fund unless (i) the Trustee and the Trust Administrator shall have been supplied with an Opinion of Counsel to the effect that the holding by the
Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on "prohibited transactions" of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or (ii) the applicable
Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by
Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the related Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

                                      110

            In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, as that term is defined in Section
7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such
Mortgage Loan, the related Servicer will cause compliance with the provisions of
Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

            (d) The decision of a Servicer to foreclose on a defaulted
Non-Designated Mortgage Loan shall be subject to a determination by such
Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to such Servicer for expenses incurred
(including any property or other taxes) in connection with such management and net of applicable accrued and unpaid Servicing Fees, and unreimbursed Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Non-Designated Mortgage Loans (with interest accruing as though such Non-Designated Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Collection Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related
Mortgage Rate on the related Non-Designated Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Non-Designated Mortgage Loan.

            (e) The proceeds from any liquidation of a Non-Designated Mortgage
Loan, as well as any income from a related REO Property, will be applied in the following order of priority: first, to reimburse the related Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse such Servicer for any unreimbursed Advances; third, to reimburse the related
Collection Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by such Servicer pursuant to Section 3.08(a)(iii) that related to such Non-Designated Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such
Advance has been reimbursed) on the Non-Designated Mortgage Loan or related REO
Property, at the per annum rate equal to the related Mortgage Rate reduced by the related Servicing Fee Rate, and any primary mortgage guaranty insurance fee rate, if applicable, to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess proceeds, if any, from the liquidation of a Liquidated
Mortgage Loan ("Excess Proceeds") that is a Non-Designated Mortgage Loan will be retained by the related Servicer as additional servicing compensation pursuant to Section 3.14.

                                      111

            (f) Each Servicer of the Non-Designated Mortgage Loans may (but is
not obligated to) enter into a special servicing agreement with an unaffiliated holder of a 100% Percentage Interest of the most junior class of Subordinate
Certificates, subject to each Rating Agency's acknowledgment that the Ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such Holder may (i) instruct the related Servicer to commence or delay foreclosure proceedings with respect to delinquent Non-Designated Mortgage Loans and will contain provisions for the deposit of cash with such Servicer by the holder that would be available for distribution to Certificateholders if Liquidation
Proceeds are less than they otherwise may have been had such Servicer acted in accordance with its normal procedures, (ii) purchase delinquent Non-Designated
Mortgage Loans from the Trust Fund immediately prior to the commencement of foreclosure proceedings at a price equal to the Purchase Price, and/or (iii)
assume all of the servicing rights and obligations with respect to delinquent
Non-Designated Mortgage Loans so long as such Holder (A) meets the requirements for a Subservicer set forth in Section 3.02(a), (B) will service such
Non-Designated Mortgage Loans in accordance with this Agreement and (C) the related Servicer has the right to transfer such servicing rights without the payment of any compensation to a subservicer.

            (g) The Special Servicer, at its option, may (but is not obligated
to) purchase from the Trust Fund, (a) any Mortgage Loan that is delinquent in payment 90 or more days or (b) any related Mortgage Loan with respect to which there has been initiated legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, in each case, provided that the applicable Servicer has the right to transfer the related servicing rights without the payment of any compensation to a subservicer. Any such purchase shall be made by the Special Servicer with its own funds at a price equal to the Purchase Price for such Mortgage Loan. The applicable Servicer shall be entitled to reimbursement from the Special Servicer for all expenses incurred by it in connection with the transfer of any Mortgage
Loan to the Special Servicer pursuant to this Section 3.11(g).

SECTION 3.12.     Trustee and Trust Administrator to Cooperate; Release of
                  Mortgage Files.

            Upon the payment in full of any Non-Designated Mortgage Loan, or the receipt by a Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer will immediately notify the
Custodian by delivering, or causing to be delivered a "Request for Release"
substantially in the form of Exhibit K. Upon receipt of such request, the
Custodian shall within three Business Days release the related Mortgage File to the related Servicer, and the Trustee shall within three Business Days of such
Servicer's direction execute and deliver to such Servicer the deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by such Servicer, and the
Custodian shall deliver the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any
Non-Designated Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the
Custodian within three Business Days of delivery to the Custodian of a Request for Release in the form of Exhibit K signed by a Servicing Officer, release the
Mortgage File to the related Servicer. Subject to the further limitations set forth below, the related Servicer shall cause the Mortgage File or documents so released to be returned to the Custodian on its behalf, when the need therefor by such Servicer no longer exists, unless the Non-Designated Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Collection
Account, in which case such Servicer shall deliver to the Trustee, or the
Custodian a Request for Release in the form of Exhibit K, signed by a Servicing
Officer. Each Servicer is also authorized to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including an assignment of such loan to the Trustee.

                                      112

            If a Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property related to a Non-Designated Mortgage Loan as authorized by this Agreement, such Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the
Mortgage or otherwise available at law or in equity.

SECTION 3.13.     Documents, Records and Funds in Possession of a Servicer to
                  be Held for the Trust.

            Notwithstanding any other provisions of this Agreement, each
Servicer shall transmit to the Custodian, as required by this Agreement all documents and instruments in respect of a Non-Designated Mortgage Loan coming into the possession of the related Servicer from time to time required to be delivered to the Trustee, or the Custodian on its behalf, pursuant to the terms hereof and shall account fully to the Trust Administrator for any funds received by such Servicer or which otherwise are collected by such Servicer as
Liquidation Proceeds or Insurance Proceeds in respect of any Non-Designated
Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, a Servicer in respect of any Non-Designated Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation
Proceeds, including but not limited to, any funds on deposit in a Collection
Account, shall be held by the related Servicer for and on behalf of the Trust, the Trustee or the Trust Administrator and shall be and remain the sole and exclusive property of the Trust, subject to the applicable provisions of this
Agreement. Each Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the related Collection
Account, Certificate Account or any related Escrow Account, or any funds that otherwise are or may become due or payable to the Trust, the Trustee or the
Trust Administrator for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a
Non-Designated Mortgage Loan, except, however, that such Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to such Servicer under this Agreement.

SECTION 3.14.     Servicing  Fee;   Indemnification   of  Master  Servicer;
                  Payment of Interim Servicer Advance Amount.

            (a) As compensation for its services hereunder, each Servicer shall be entitled to withdraw from the applicable Collection Account or to retain from interest payments on the related Non-Designated Mortgage Loans, the amount of its Servicing Fee, for each Mortgage Loan serviced by it, less any amounts in respect of its Servicing Fee, as applicable, payable by such Servicer pursuant to Section 3.05(c)(vi). The Servicing Fee is limited to, and payable solely from, the interest portion of such Scheduled Payments collected by the related
Servicer or as otherwise provided in Section 3.08(a). In connection with the servicing of any Special Serviced Mortgage Loan, the Special Servicer shall receive the Servicing Fee for such Special Serviced Mortgage Loan as its compensation and Ancillary Income with respect to Special Serviced Mortgage
Loans.

                                      113

            (b) With respect to each Non-Designated Mortgage Loan, additional servicing compensation in the form of Ancillary Income and Excess Proceeds shall be retained by the related Servicer, and additional servicing compensation in the form of Payoff Interest not required to make payments in respect of
Compensating Interest Payments shall be retained by SPS. Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the payment of any expenses incurred in connection with any Subservicing Agreement entered into pursuant to Section 3.02 and the payment of any premiums for insurance required pursuant to Section 3.18)
and shall not be entitled to reimbursement thereof except as specifically provided for in this Agreement.

            (c) The Master Servicer shall be compensated by the Trust
Administrator as separately agreed. The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be indemnified by DLJMC
(or if DLJMC shall fail to do so, by the Trust) and held harmless against any loss, liability or expense (including reasonable attorney's fees and expenses)
incurred in connection with any claim or legal action relating to (a) this
Agreement, (b) the Certificates or (c) the performance of any of the Master
Servicer's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Master Servicer's duties hereunder or incurred by reason of any action of the Master Servicer taken at the direction of the Certificateholders;
provided, however, that the sum of (x) such indemnity amounts payable by DLJMC or the Trust to the Master Servicer pursuant to this Section 3.14(c) and (y) the indemnity amounts payable by DLJMC or the Trust to the Trust Administrator pursuant to Section 10.05, shall not exceed $200,000 per year; provided, further, that any amounts not payable by DLJMC or the Trust to the Master
Servicer due to the preceding proviso shall be payable by DLJMC (or if DLJMC fails to do so, by the Trust) in any succeeding year, subject to the aggregate
$200,000 per annum limitation imposed by the preceding proviso. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Master Servicer hereunder.

            (d) DLJMC shall remit the Interim Servicer Advance Amount to the
Master Servicer within two Business Days of the date on which the Master
Servicer provides a notice to DLJMC that such amount is owed. The Master
Servicer shall remit to DLJMC any reimbursement amount it receives under the terms of this Agreement with respect to Advances made by the Master Servicer with funds received by DLJMC pursuant to this Section 3.14(d) (including but not limited to any reimbursement amount received from collections on the related
Mortgage Loans and withdrawals from the Certificate Account or Collection
Account) within one Business Day of having received such reimbursement amount.

SECTION 3.15.     Access to Certain Documentation.

            The Master Servicer and each Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of
Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the related Non-Designated Mortgage Loans required by applicable regulations of the
OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer or such Servicer. Nothing in this
Section shall limit the obligation of the Master Servicer or any Servicer to observe any applicable law prohibiting disclosure of information regarding the
Mortgagors and the failure of the Master Servicer or such Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section. Nothing in this Section 3.15 shall require the Master Servicer or any Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.

                                      114

SECTION 3.16.     Annual Statement as to Compliance.

            Not later than the earlier of (a) March 15 of each calendar year
(other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor's annual report on Form
10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before each date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or if such day is not a Business Day, the immediately preceding Business Day), each
Servicer shall deliver to the Master Servicer an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of such Servicer during the preceding calendar year and of the performance of such Servicer under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, such Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by such Servicer to cure such default. Upon each receipt of such Officer's Certificate from any Servicer, the Master Servicer shall promptly deliver a copy of such Officer's Certificate to the Depositor, the
Rating Agencies, the Trustee and the Trust Administrator.

            Not later than the earlier of (a) March 15 of each calendar year
(other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor's annual report on Form
10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before each date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or if such day is not a Business Day, the immediately preceding Business Day), the
Master Servicer shall deliver to the Depositor, the Rating Agencies, the Trustee and the Trust Administrator an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this
Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Master Servicer to cure such default.

SECTION 3.17.     Annual Independent Public Accountants' Servicing Statement;
                  Financial Statements.

            Not later than the earlier of (a) March 15 of each calendar year
(other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor's annual report on Form
10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before each date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or if such day is not a Business Day, the immediately preceding Business Day), the
Master Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Master Servicer or any affiliate thereof) which is a member of the American
Institute of Certified Public Accountants to furnish a statement to the Trust
Administrator and the Depositor, in the form of Exhibit V-1.

                                      115

            Not later than the earlier of (a) March 15 of each calendar year
(other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor's annual report on Form
10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before each date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or if such day is not a Business Day, the immediately preceding Business Day), each
Servicer (other than Wells Fargo) at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to such Servicer, the Seller or any affiliate thereof)
which is a member of the American Institute of Certified Public Accountants to
furnish a statement to the Trust Administrator, the Master Servicer and the
Depositor, to the effect that with respect to each Servicer (other than Wells
Fargo), such firm has examined certain documents and records relating to the servicing of mortgage loans which such Servicer is servicing which may include the related Mortgage Loans or similar mortgage loans, and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single
Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved
Title II Approved Mortgagees and Loan Correspondent Programs, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance with Accepted Servicing Practices, except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement. In addition each Servicer shall disclose to such firm all significant deficiencies relating to such
Servicer's compliance with the minimum servicing standards set forth in this
Agreement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the
Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for
HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs
(rendered within one year of such statement) of independent public accountants with respect to the related Subservicer.

            Not later than the earlier of (a) March 15 of each calendar year
(other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor's annual report on Form
10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before each date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or if such day is not a Business Day, the immediately preceding Business Day), Wells
Fargo, at its expense, shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to Wells
Fargo, the Seller or any affiliate thereof) which is a member of the American
Institute of Certified Public Accountants to furnish a statement to the
Depositor, and the Depositor shall send copies of such statement to each of the
Trust Administrator and the Master Servicer, to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans which Wells Fargo is servicing, which may include the related Mortgage
Loans or similar mortgage loans, and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation
Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II
Approved Mortgagees and Loan Correspondent Programs, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance with Accepted Servicing Practices, except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement. In addition, Wells Fargo shall disclose to such firm all significant deficiencies relating to Wells Fargo's compliance with the minimum servicing standards set forth in this Agreement. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation
Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II
Approved Mortgagees and Loan Correspondent Programs (rendered within one year of such statement) of independent public accountants with respect to the related
Subservicer.

                                      116

            Copies of such statements shall be provided by the Trust
Administrator to any Certificateholder upon request at the Master Servicer's or the related Servicer's expense, provided such statement is delivered by the
Master Servicer or such Servicer to the Trust Administrator.

SECTION 3.18.     Maintenance of Fidelity Bond and Errors and Omissions
                  Insurance.

            Each Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy,
with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the related Mortgage Loans ("Servicer Employees"). Any such Fidelity
Bond and Errors and Omissions Insurance Policy shall be in the form of the
Mortgage Banker's Blanket Bond and shall protect and insure the related Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and
Errors and Omissions Insurance Policy also shall protect and insure each
Servicer against losses in connection with the release or satisfaction of a related Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.18 requiring such
Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve a Servicer from its duties and obligations as set forth in this
Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts acceptable to FNMA unless the related Servicer has obtained a waiver of such requirement. Upon the request of the Trust Administrator, the related Servicer shall cause to be delivered to the
Trust Administrator a certificate of insurance of the insurer and the surety including a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Trust Administrator.

            The Master Servicer shall maintain insurance in such amounts generally acceptable for entities serving as master servicer.

SECTION 3.19.     Special Serviced Mortgage Loans.

            If directed by the Special Servicer and solely at the Special
Servicer's option, a Servicer (a "Transferring Servicer") shall transfer the servicing of any Mortgage Loan serviced by the Transferring Servicer 90 days or more delinquent (determined as of the close of business of the last day of the month preceding the related Data Remittance Date) to the Special Servicer. The
Special Servicer shall thereupon assume all of the rights and obligations of the
Transferring Servicer hereunder arising thereafter and the Transferring Servicer shall have no further rights or obligations hereunder with respect to such
Mortgage Loan (except that the Special Servicer shall not be (i) liable for losses of the Transferring Servicer pursuant to Section 3.09 hereof or for any acts or omissions of the Transferring Servicer hereunder prior to the servicing transfer date, (ii) obligated to effectuate repurchases or substitutions of
Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof, (iii)
deemed to have made any representations and warranties of a Transferring
Servicer hereunder or (iv) be subject to any Servicer Letter Agreement or other agreement not executed by the Special Servicer). Except as provided in the preceding sentence, the Special Servicer shall service all Special Serviced
Mortgage Loans in accordance with the servicing standards applicable to SPS as if SPS were the Transferring Servicer; provided, however, that the obligations of SPS set forth in Section 8.01(h), Section 8.01(i) and Article XIII of this
Agreement shall not be applicable to the Special Servicer. Upon the transfer of the servicing of any such Mortgage Loan to the Special Servicer, the Special
Servicer shall be entitled to the related Servicing Fee and other compensation accruing after the servicing transfer date with respect to such Mortgage Loans pursuant to Section 3.14.

                                      117

            In connection with the transfer of the servicing of any Mortgage
Loan to the Special Servicer, the Transferring Servicer shall, at the Special
Servicer's expense, deliver to the Special Servicer all documents and records relating to such Mortgage Loans and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the servicing to the Special Servicer. On the servicing transfer date, the Special Servicer shall reimburse the Transferring Servicer for all unreimbursed Advances, Servicing Advances and Servicing Fees, as applicable, relating to the Mortgage Loans for which the servicing is being transferred. The
Special Servicer shall be entitled to be reimbursed pursuant to Section 3.08 or otherwise pursuant to this Agreement for all such Advances, Servicing Advances and Servicing Fees, as applicable, paid by the Transferring Servicer pursuant to this Section 3.19. In addition, the Special Servicer shall notify the Master
Servicer of such transfer and the effective date of such transfer, and amend the
Mortgage Loan Schedule to reflect that such Mortgage Loans are Special Serviced
Mortgage Loans.

SECTION 3.20.     Indemnification of Servicers and Master Servicer.

            Each Servicer agrees to indemnify and hold the Master Servicer harmless from and against any and all losses, claims, expenses, costs or liabilities (including attorneys fees and court costs) incurred by the Master
Servicer as a result of or in connection with the failure by such Servicer to perform the obligations or responsibilities imposed upon or undertaken by such
Servicer under this Agreement.

            The Master Servicer agrees to indemnify and hold each Servicer harmless from and against any and all losses, claims, expenses, costs or liabilities (including attorneys fees and court costs) incurred by such Servicer as a result of or in connection with the failure by the Master Servicer to perform the obligations or responsibilities imposed upon or undertaken by the
Master Servicer under this Agreement.

SECTION 3.21.     Notification of Adjustments.

            With respect to each Mortgage Loan, the related Servicer shall adjust the Mortgage Rate on the related Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The related Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and
Mortgage regarding the Mortgage Rate adjustments. Upon the discovery by the related Servicer or the receipt of notice from the Trust Administrator that such
Servicer has failed to adjust a Mortgage Rate in accordance with the terms of the related Mortgage Note, such Servicer shall immediately deposit in the
Certificate Account from its own funds the amount of any interest loss or deferral caused the Trust Administrator thereby.

SECTION 3.22.     Designated Mortgage Loans.

            (a) For and on behalf of the Certificateholders, the Master Servicer shall oversee and enforce the obligation of each Designated Servicer to service and administer the related Designated Mortgage Loans in accordance with the terms of the related Designated Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration. In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement and with customary and usual standards of practice of prudent mortgage loan master servicers. Furthermore, the Master Servicer shall oversee and consult with each Designated Servicer as necessary from time-to-time to carry out the Master Servicer's obligations hereunder, and shall receive, review and evaluate all reports, information and other data provided to the Master
Servicer by each Designated Servicer.

                                      118

            The Master Servicer shall terminate the rights and obligations of any Designated Servicer under the related Designated Servicing Agreement, upon the failure of such Designated Servicer to perform any of its obligations under such Designated Servicing Agreement, which failure results in an event of default as provided Section 8.01 of the IndyMac Servicing Agreement, with respect to IndyMac, and as provided in Section 9.01 of the GMAC Mortgage
Servicing Agreement, with respect to GMAC Mortgage. In the event a Designated
Servicer is terminated pursuant to the preceding sentence, the Master Servicer shall notify the Depositor and the Trust Administrator and shall either (a)
select and engage a successor servicer of the related Mortgage Loans or (b) act as successor servicer of the related Mortgage Loans. In either case, the
Designated Mortgage Loans related to such Designated Servicing Agreement shall be serviced by the successor to such Designated Servicer pursuant to the servicing provisions of this Agreement, and such Designated Mortgage Loans shall be deemed as "Non-Designated Mortgage Loans" under this Agreement; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Designated Servicer. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Designated Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master
Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

            To the extent that the costs and expenses of the Master Servicer related to any termination of a Designated Servicer, appointment of a successor
Designated Servicer or the transfer and assumption of servicing by the Master
Servicer with respect to any Designated Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of a
Designated Servicer as a result of an event of default by such Designated
Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the
Mortgage Loans in accordance with this Agreement) are not fully reimbursed by the terminated Designated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Trust.

            (b) Each month, if a Designated Servicer fails to make a required
Advance by the date such Advance is required to be made under the related
Designated Servicing Agreement, the Master Servicer shall on the Cash Remittance
Date deposit in the amount of any required Advance in the Certificate Account.

            (c) Each month, the Master Servicer shall make Compensating Interest
Payments with respect to the Designated Mortgage Loans to the extent provided in
Section 3.03.

                                      119

SECTION 3.23.     Assigned Prepayment Premiums.

            Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment, the applicable Servicer may not waive any
Assigned Prepayment Premium or portion thereof required by the terms of the related Mortgage Note unless (i) the related Mortgage Loan is in default or foreseeable default and such waiver (a) is standard and customary in servicing mortgage loans similar to the Mortgage Loans and (b) would, in the reasonable judgment of such Servicer, maximize recovery of total proceeds taking into account the value of such Assigned Prepayment Premium and the related Mortgage
Loan, (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law, (iii) the enforceability would be considered "predatory" pursuant to written guidelines issued by any applicable federal, state or local authority having jurisdiction over such matters, or (iv)
such Servicer is unable to locate documentation sufficient to allow it to confirm the existence and amount of such Assigned Prepayment Premium after using commercially reasonable efforts to locate such documentation, which efforts shall include, but are not limited to, seeking such documentation from the
Depositor, the Seller, the Custodian and from its own records or files. For the avoidance of doubt, the applicable Servicer may waive an Assigned Prepayment
Premium in connection with a short sale or short payoff on a defaulted Mortgage
Loan. If an applicable Servicer has waived all or a portion of an Assigned
Prepayment Premium relating to a Principal Prepayment, other than as provided above, such Servicer shall deliver to the Trust Administrator no later than the next succeeding Cash Remittance Date, for deposit into the Certificate Account the amount of such Assigned Prepayment Premium (or such portion thereof as had been waived) for distribution in accordance with the terms of this Agreement and if such Servicer fails to deliver such amount, any of the Trust Administrator, the Master Servicer, the Trustee or the Seller may enforce such obligation. If such Servicer has waived all or a portion of an Assigned Prepayment Premium for any reason, it shall include such information in any monthly reports it provides, and such Servicer if other than Wells Fargo Bank, N.A., shall notify the Trust Administrator, the Seller, the Master Servicer and the Trustee of such waiver, and if such Servicer is Wells Fargo Bank, N.A., Wells Fargo Bank, N.A.
shall notify the Trust Administrator and the Trust Administrator shall forward any such notice to the Seller, the Master Servicer and the Trustee.
Notwithstanding any provision in this Agreement to the contrary, in the event the Assigned Prepayment Premium payable under the terms of the related Mortgage
Note is less than the amount of the Assigned Prepayment Premium set forth in the
Mortgage Loan Schedule or other information provided to the applicable Servicer, such Servicer shall not have any liability or obligation with respect to such difference. The Master Servicer shall not have any responsibility for verifying the accuracy of the amount of Assigned Prepayment Premiums remitted by the
Servicers.

                                      120

                                   ARTICLE IV

                  PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.     Priorities of Distribution.

            (I) (A) On each Distribution Date, with respect to the Group 1,
Group 2, Group 3, Group 4 and Class C-B Certificates, the Trust Administrator
shall determine the amounts to be distributed to each Class of Certificates as follows:

                 (a) with respect to the Group 1 Certificates, from the
     Available Distribution Amount relating to Loan Group 1:

                      (i) first, concurrently, to the Group 1 Certificates, an
          amount allocable to interest equal to the related Interest
          Distribution Amount for such Distribution Date, any shortfall being allocated pro rata between such Classes based on the Interest
          Distribution Amount that would have been distributed in the absence of such shortfall; and

                      (ii) second, on each Distribution Date, from the Available
          Distribution Amount for Loan Group 1 remaining after giving effect to the distributions pursuant to Section 4.01(I)(A)(a)(i) above, the
          Group 1 Senior Principal Distribution Amount, as principal, sequentially, as follows:

                           (A) first, to the Class AR and Class AR-L
               Certificates, pro rata based on their respective Class Principal
               Balances, until their respective Class Principal Balances are reduced to zero; and

                           (B) second, to the Class 1-A-1 Certificates, until
               its Class Principal Balance is reduced to zero.

                 (b) with respect to the Group 2 Certificates, and from the
     Available Distribution Amount relating to Loan Group 2:

                      (i) first, concurrently, to the Group 2 Certificates, an
          amount allocable to interest equal to the related Interest
          Distribution Amount for such Distribution Date, any shortfall being allocated pro rata between such Classes based on the Interest
          Distribution Amount that would have been distributed in the absence of such shortfall; and

                      (ii) second, on each Distribution Date, from the Available
          Distribution Amount for Loan Group 2 remaining after giving effect to the distributions pursuant to Section 4.01(I)(A)(b)(i) above, as principal, to the Class 2-A-1, Class 2-A-2-1 and Class 2-A-2-2
          Certificates, the Group 2 Senior Principal Distribution Amount,
          concurrently, as follows:

                           (1) 54.4860152561% of the Group 2 Senior Principal
               Distribution Amount for such Distribution Date to the Class 2-A-1
               Certificates, until its Class Principal Balance is reduced to zero; and

                                      121

                           (2) 45.5139847439% of the Group 2 Senior Principal
               Distribution Amount for such Distribution Date, sequentially, to the Class 2-A-2-1 Certificates and Class 2-A-2-2 Certificates, in
               that order, in each case until its Class Principal Balance is reduced to zero.

                 (c) with respect to the Group 3 Certificates, and from the
     Available Distribution Amount relating to Loan Group 3:

                      (i) first, to the Class 3-A-1 Certificates, an amount
          allocable to interest equal to the related Interest Distribution
          Amount for such Distribution Date; and

                      (ii) second, on each Distribution Date, from the Available
          Distribution Amount for Loan Group 3 remaining after giving effect to the distributions pursuant to Section 4.01(I)(A)(c)(i) above, as principal, to the Class 3-A-1 Certificates, the Group 3 Senior
          Principal Distribution Amount, until its Class Principal Balance is reduced to zero.

                 (d) with respect to the Group 4 Certificates, and from the
     Available Distribution Amount relating to Loan Group 4:

                      (i) first, to the Class 4-A-1 Certificates, an amount
          allocable to interest equal to the related Interest Distribution
          Amount for such Distribution Date; and

                      (ii) second, on each Distribution Date, from the Available
          Distribution Amount for Loan Group 4 remaining after giving effect to the distributions pursuant to Section 4.01(I)(A)(d)(i) above, to the
          Class 4-A-1 Certificates, as principal, the Group 4 Senior Principal
          Distribution Amount, until the Class Principal Balance of such Class is reduced to zero.

                 (e) with respect to the Group C-B and Class AR-L Certificates, from the Available Distribution Amount relating to Loan Group 1, Loan Group
     2, Loan Group 3 and Loan Group 4 remaining after the distributions pursuant to Sections 4.01(I)(A)(a), (b), (c) and (d) above, subject to Sections
     4.01(I)(C) below, and further subject to any payments to the Group 1, Group
     2, Group 3 and Group 4 Certificates as described in Section 4.07, to the following Classes in the following order of priority:

                      (i) first, to the Class C-B-1 Certificates, an amount
          allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                      (ii) second, to the Class C-B-1 Certificates, an amount
          allocable to principal equal to its Pro Rata Share for such
          Distribution Date, until the Class Principal Balance of Class C-B-1
          Certificates has been reduced to zero;

                      (iii) third, to the Class C-B-2 Certificates, an amount
          allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                                      122

                      (iv) fourth, to the Class C-B-2 Certificates, an amount
          allocable to principal equal to its Pro Rata Share for such
          Distribution Date, until the Class Principal Balance of Class C-B-2
          Certificates has been reduced to zero;

                      (v) fifth, to the Class C-B-3 Certificates, an amount
          allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                      (vi) sixth, to the Class C-B-3 Certificates, an amount
          allocable to principal equal to its Pro Rata Share for such
          Distribution Date, until the Class Principal Balance of Class C-B-3
          Certificates has been reduced to zero;

                      (vii) seventh, to the Class C-B-4 Certificates, an amount
          allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                      (viii) eighth, to the Class C-B-4 Certificates, an amount
          allocable to principal equal to its Pro Rata Share for such
          Distribution Date, until the Class Principal Balance of Class C-B-4
          Certificates has been reduced to zero;

                      (ix) ninth, to the Class C-B-5 Certificates, an amount
          allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                      (x) tenth, to the Class C-B-5 Certificates, an amount
          allocable to principal equal to its Pro Rata Share for such
          Distribution Date, until the Class Principal Balance of Class C-B-5
          Certificates has been reduced to zero;

                      (xi) eleventh, to the Class C-B-6 Certificates, an amount
          allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                      (xii) twelfth, to the Class C-B-6 Certificates, an amount
          allocable to principal equal to its Pro Rata Share for such
          Distribution Date, until the Class Principal Balance of Class C-B-6
          Certificates has been reduced to zero;

                      (xiii) thirteenth, to the Class C-B-1, Class C-B-2, Class
          C-B-3, Class C-B-4, Class C-B-5, Class C-B-6, Class C-B-7, Class C-B-8
          and Class C-B-9 Certificates, in that order, up to an amount of Net
          Realized Losses for such Class, if any; provided, however, that any distribution pursuant to this Section 4.01(I)(A)(i)(xiii) shall not result in a further reduction of the Class Principal Balance of any of the Class C-B Certificates; and

                      (xiv) fourteenth, to the Class AR-L Certificates, any
          remaining Available Distribution Amount for Loan Group 1, Loan Group
          2, Loan Group 3 and Loan Group 4 (to the extent such amount is held by
          REMIC I or REMIC II), or to the Class AR Certificates, any remaining
          Available Distribution Amount for Loan Group 1, Loan Group 2, Loan
          Group 3 and Loan Group 4 (to the extent such amount is held by REMIC
          III or REMIC IV).

                                      123

            (B) On each Distribution Date, the amount referred to in clause (i)
of the definition of Interest Distribution Amount for such Distribution Date for each Class of Group 1, Group 2, Group 3, Group 4 and Class C-B Certificates and
for each of the Group 3 Excess Interest Amounts and Group 4 Excess Interest
Amounts shall be reduced by the Trust Administrator by the related Class' or
Excess Interest Amounts' pro rata share (based on the amount of the Interest
Distribution Amount for each such Class or Excess Interest Amount before reduction pursuant to this Section 4.01(I)(B)) of (i) Net Prepayment Interest
Shortfalls for Mortgage Loans in the related Loan Group for such Distribution
Date; and (ii) (A) after the Special Hazard Coverage Termination Date, with respect to each Group 1, Group 2, Group 3 or Group 4 Mortgage Loan, as applicable, that was the subject of Special Hazard Loss during the prior calendar month, the excess of one month's interest at the related Net Mortgage
Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such
Mortgage Loan with respect to such month, (B) after the Bankruptcy Coverage
Termination Date, with respect to each Group 1, Group 2, Group 3 or Group 4
Mortgage Loan, as applicable, that became subject to a Bankruptcy Loss during the prior calendar month, the interest portion of the related Debt Service
Reduction or Deficient Valuation, (C) each Relief Act Reduction for any Group 1,
Group 2, Group 3 or Group 4 Mortgage Loan, as applicable, incurred during the prior calendar month and (D) after the Fraud Loss Coverage Termination Date, with respect to each Group 1, Group 2, Group 3 or Group 4 Mortgage Loan, as applicable, that became a Fraud Loan during the prior calendar month the excess of one month's interest at the related Net Mortgage Rate on the Stated Principal
Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month. For purposes of calculating the reduction of the Interest
Distribution Amount for each Class of Class C-B Certificates with respect to
Loan Group 1, Loan Group 2, Loan Group 3 or Loan Group 4 such reduction shall be based on the amount of interest accruing at the Net WAC Rate for such Loan Group on such Class' proportionate share, based on the Class Principal Balance of the related Subordinate Component Balance for that Distribution Date.

            (C) With respect to each Class of Class C-B Certificates, if on any
Distribution Date the related Subordination Level of such Class is less than such percentage as of the Closing Date, no distribution of Principal Prepayments will be made to any Class or Classes of Class C-B Certificates junior to such
Class (the "Restricted Classes") and the amount otherwise distributable to the
Restricted Classes in respect of such Principal Prepayments will be allocated among the remaining Classes of Class C-B Certificates, pro rata, based upon their respective Class Principal Balances.

            (D) The Trust Administrator shall distribute the Mortgage Loan
Purchase Price of any Optional Termination of Loan Group 1, Loan Group 2, Loan
Group 3 and Loan Group 4 in excess of the Par Value to the holder of the Class
AR-L Certificate.

            (II) With respect to the Group 5 Certificates:

            (a) On each Distribution Date, the Trust Administrator shall distribute the Interest Remittance Amount for such date in the following order of priority:

                 (i) from the Interest Remittance Amount for Loan Group 5A and
          Loan Group 5B, to the Group 5 Senior Certificates, pro rata based on amounts due, Current Interest and any Carryforward Interest for such
          Class and such Distribution Date, applied to the Group 5 Senior
          Certificates as follows:

                      (1) amounts distributed to the Class 5-A-1-1 and Class
               5-A-1-2 Certificates will reduce the Interest Remittance Amount for Loan Group 5A before any reduction to the Interest Remittance
               Amounts for Loan Group 5B in respect of such distribution; and

                                      124

                      (2) amounts distributed to the Class 5-A-2 Certificates
               will reduce the Interest Remittance Amount for Loan Group 5B before any reduction to the Interest Remittance Amounts for Loan
               Group 5A in respect of such distribution;

                 (ii) first, from the Interest Remittance Amount for Loan Group
          5B and then from the Interest Remittance Amount for Loan Group 5A, to the Class 5-M-1 Certificates, Current Interest and any Carryforward
          Interest for such Class and such Distribution Date;

                 (iii) first, from the Interest Remittance Amount for Loan Group
          5B and then from the Interest Remittance Amount for Loan Group 5A, to the Class 5-M-2 Certificates, Current Interest and any Carryforward
          Interest for such Class and such Distribution Date;

                 (iv) first, from the Interest Remittance Amount for Loan Group
          5B and then from the Interest Remittance Amount for Loan Group 5A, to the Class 5-M-3 Certificates, Current Interest and any Carryforward
          Interest for such Class and such Distribution Date;

                 (v) first, from the Interest Remittance Amount for Loan Group
          5B and then from the Interest Remittance Amount for Loan Group 5A, to the Class 5-M-4 Certificates, Current Interest and any Carryforward
          Interest for such Class and such Distribution Date; and

                 (vi) for application as part of Monthly Excess Cashflow for such Distribution Date as provided in Section 4.01(II)(d), any
          Interest Remittance Amount remaining for such Distribution Date.

                 (b) On each Distribution Date (A) prior to the Stepdown Date or
     (B) with respect to which a Trigger Event is in effect, the Trust
     Administrator shall distribute the Principal Payment Amount for Loan Group
     5 for such date in the following order of priority:

                      (i) to the Group 5 Senior Certificates, concurrently, as
          follows:

                           (1) from the Principal Remittance Amount for Loan
               Group 5A, sequentially, first (x) to the Class 5-A-1-1 and Class
               5-A-1-2 Certificates in the order and priority described in
               Section 4.01(II)(f), until their respective Class Principal
               Balances are reduced to zero, and then (y) to the Class 5-A-2, until its Class Principal Balance has been reduced to zero; and

                           (2) from the Principal Remittance Amount for Loan
               Group 5B, sequentially, first (x) to the Class 5-A-2 until its
               Class Principal Balance has been reduced to zero, and then (y) to the Class 5-A-1-1 and Class 5-A-1-2 Certificates in the order and priority described in Section 4.01(II)(f), until their respective
               Class Principal Balances are reduced to zero;

                                      125

                      (ii) to the Class 5-M-1 Certificates, until its Class
          Principal Balance is reduced to zero;

                      (iii) to the Class 5-M-2 Certificates, until its Class
          Principal Balance is reduced to zero;

                      (iv) to the Class 5-M-3 Certificates, until its Class
          Principal Balance is reduced to zero;

                      (v) to the Class 5-M-4 Certificates, until its Class
          Principal Balance is reduced to zero; and

                      (vi) for application as part of Monthly Excess Cashflow
          for such Distribution Date, as provided in Section 4.01(II)(d), any
          Principal Payment Amount remaining after application pursuant to
          Section 4.01(II)(b)(i) through (v) above.

                 (c) On each Distribution Date (A) on or after the Stepdown Date and (B) with respect to which a Trigger Event is not in effect, the Trust
     Administrator shall distribute the Principal Payment Amount for Loan Group
     5 for such date in the following order of priority:

                      (i) to the Group 5 Senior Certificates, concurrently, as
          follows:

                           (1) from the Principal Remittance Amount for Loan
               Group 5A, sequentially, first (x) to the Class 5-A-1-1 and Class
               5-A-1-2 Certificates in the order and priority described in
               Section 4.01(II)(f), until their respective Class Principal
               Balances are reduced to zero, and then (y) to the Class 5-A-2
               Certificates, until its Class Principal Balance has been reduced to zero, the sum of (1) the Group 5A Allocation Amount and (2)
               the component of the Principal Remittance Amount for Loan Group
               5A representing payments, if any, under the Group 5 Interest Rate
               Cap Agreement to cover Realized Losses on the Group 5A Mortgage
               Loans; and

                           (2) from the Principal Remittance Amount for Loan
               Group 5B, sequentially, first (x) to the Class 5-A-2
               Certificates, until its respective Class Principal Balance has been reduced to zero, and then (y) to the Class 5-A-1-1 and Class
               5-A-1-2 Certificates in the order and priority described in
               Section 4.01(II)(f), until their respective Class Principal
               Balances are reduced to zero, the sum of (1) the Group 5B
               Allocation Amount and (2) the component of the Principal
               Remittance Amount for Loan Group 5B representing payments, if any, under the Group 5 Interest Rate Cap Agreement to cover
               Realized Losses on the Group 5B Mortgage Loans;

                      (ii) to the Class 5-M-1 Certificates, the Class 5-M-1
          Principal Payment Amount for such Distribution Date, until its Class
          Principal Balance is reduced to zero;

                      (iii) to the Class 5-M-2 Certificates, the Class 5-M-2
          Principal Payment Amount for such Distribution Date, until the Class
          Principal Balance of such Class has been reduced to zero;

                                      126

                      (iv) to the Class 5-M-3 Certificates, the Class 5-M-3
          Principal Payment Amount for such Distribution Date, until the Class
          Principal Balance of such Class has been reduced to zero;

                      (v) to the Class 5-M-4 Certificates, the Class 5-M-4
          Principal Payment Amount for such Distribution Date, until the Class
          Principal Balance of such Class has been reduced to zero; and

                      (vi) for application as part of Monthly Excess Cashflow
          for such Distribution Date, as provided in Section 4.01(II)(d), any
          Principal Payment Amount remaining after application pursuant to
          Section 4.01(II)(c)(i) though (v) above.

                 (d) On each Distribution Date, the Trust Administrator shall distribute the Monthly Excess Cashflow for such date in the following order of priority:

                      (i) (A) until the aggregate Class Principal Balance of the
          Group 5 Certificates, other than the Class 5-X Certificates, equals the Aggregate Group 5 Collateral Balance for such Distribution Date minus the Targeted Overcollateralization Amount for such date, on each
          Distribution Date (x) prior to the Stepdown Date or (y) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess
          Interest for such Distribution Date, to the Group 5 Certificates, in the following order of priority:

                           (1) (a) from the Monthly Excess Interest derived from
               Loan Group 5A, the Group 5A Excess Interest Amount, sequentially, first (x) to the Class 5-A-1-1 and Class 5-A-1-2 Certificates in
               the order and priority described in Section 4.01(II)(f), until their respective Class Principal Balances are reduced to zero, and then (y) to the Class 5-A-2 Certificates, until its Class
               Principal Balance has been reduced to zero;

                           (b) the Group 5B Excess Interest Amount,
               sequentially, first (x) to the Class 5-A-2, until its Class
               Principal Balance has been reduced to zero, and then (y) to the
               Class 5-A-1-1 and Class 5-A-1-2 Certificates in the order and priority described in Section 4.01(II)(f), until their respective
               Class Principal Balances are reduced to zero;

                      (2) to the Class 5-M-1 Certificates, until its Class
          Principal Balance is reduced to zero;

                      (3) to the Class 5-M-2 Certificates, until its Class
          Principal Balance is reduced to zero;

                      (4) to the Class 5-M-3 Certificates, until its Class
          Principal Balance is reduced to zero; and

                      (5) to the Class 5-M-4 Certificates, until its Class
          Principal Balance is reduced to zero;

                                      127

                           (B) on each Distribution Date (x) on or after the
               Stepdown Date and (y) with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such Distribution Date set forth above in Section
               4.01(II)(c) above, after giving effect to the distribution of the
               Principal Payment Amount for Loan Group 5 for such Distribution
               Date, in accordance with the priorities set forth therein;

                      (ii) to the Class 5-M-1 Certificates, any Deferred Amount
          for such Class;

                      (iii) to the Class 5-M-2 Certificates, any Deferred Amount
          for such Class;

                      (iv) to the Class 5-M-3 Certificates, any Deferred Amount
          for such Class;

                      (v) to the Class 5-M-4 Certificates, any Deferred Amount
          for such Class;

                      (vi) to the Class 5-A-1-1, Class 5-A-1-2 and Class 5-A-2
          Certificates, pro rata based on amounts due, any Basis Risk Shortfall due and owing for each such Class;

                      (vii) to the Class 5-M-1 Certificates, any Basis Risk
          Shortfall due and owing for such Class;

                      (viii) to the Class 5-M-2 Certificates, any Basis Risk
          Shortfall due and owing for such Class;

                      (ix) to the Class 5-M-3 Certificates, any Basis Risk
          Shortfall due and owing for such Class;

                      (x) to the Class 5-M-4 Certificates, any Basis Risk
          Shortfall due and owing for such Class;

                      (xi) to the Class 5-X Certificates, the Class 5-X
          Distributable Amount for such Distribution Date; and

                      (xii) to the Class AR Certificates, any remaining amount;
          provided, however that any amount that would be distributable pursuant to this priority (xi) shall not be paid with respect to the Class AR
          Certificates but shall be paid instead with respect to the Class 5-X
          Certificates pursuant to a contract that exists under this Agreement between the Class AR Certificateholders and the Class 5-X
          Certificateholders.

                 (e) The Trust Administrator shall distribute the Mortgage Loan
     Purchase Price of any Optional Termination of Loan Group 5 in excess of the
     Par Value to the holder of the Class AR-L Certificate.

                                      128

                 (f) On any Distribution Date, any Principal Remittance Amount
     and Monthly Excess Cashflow distributable to the Class 5-A-1-1 and Class
     5-A-1-2 Certificates shall be paid pro rata, based on the Class Principal
     Balances of such Classes immediately prior to any such distribution, if such Distribution Date is (a) prior to February 2008 and cumulative
     Realized Losses on the Mortgage Loans in Loan Group 5 for such Distribution
     Date as a percentage of the Aggregate Group 5 Collateral Balance as of the
     Cut-off Date are less than 1.00% or (b) on or after February 2008 and no
     Trigger Event is in effect. If such conditions are not satisfied on any
     Distribution Date, the Principal Remittance Amount and Monthly Excess
     Cashflow distributable to the Class 5-A-1-1 and Class 5-A-1-2 Certificates
     shall be paid sequentially to the Class 5-A-1-1 and Class 5-A-1-2
     Certificates, in that order, until their respective Class Principal
     Balances are reduced to zero.

                                      129

                 (g) [Reserved]

                 (h) [Reserved]

            (III) Prior to the distributions described in Sections 4.01(I) and
(II), the following distributions shall be deemed to have been made:

                  (a) From REMIC I to REMIC III, as the holder of the REMIC I
      Regular Interests, and to Holders of the Class AR-L Certificates in
      respect of Component I thereof, from the REMIC I Available Distribution
      Amounts for Group 1, Group 2, Group 3 and Group 4, the REMIC I
      Distribution Amount in the amounts, from the sources and with the character set forth in the definition thereof in respect of the REMIC I
      Regular Interests and Component I of the Class AR-L Certificates as set
      forth therein;

                  (b) from REMIC II to REMIC III, as the holder of the REMIC II
      Regular Interests, and to Holders of the Class AR-L Certificates in
      respect of Component II thereof, from the REMIC II Available Distribution
      Amounts for Group 5A and Group 5B, the REMIC II Distribution Amount in the
      amounts, from the sources and with the character set forth in the definition thereof in respect of the REMIC II Regular Interests and
      Component II of the Class AR-L Certificates as set forth therein;

                  (c) from REMIC III to REMIC IV, as the holder of the REMIC III
      Regular Interests, and to Holders of the Class AR Certificates in respect of Component I thereof, from the amounts deemed distributed with respect to the REMIC I Regular Interests and the REMIC II Regular Interests
      pursuant to Section 4.01(III)(a) and (b) above, the following amounts, in the following order of priority:

                      (i) to the extent of the portions of the REMIC III
          Available Distribution Amount derived from Group 1, Group 2, Group 3 and Group 4 and distributed with respect to the REMIC I Regular
          Interests Y-1, Y-2, Y-3, Y-4, Z-1, Z-2, Z-3 and Z-4, first, (A) to
          REMIC IV as the holder of the REMIC III Regular Interests (other than
          REMIC III Regular Interests LT1, LT2, LT3 , LT4, LT5, LT6, LT7, LT8,
          LT-Y5A and LT-Y5B), in an amount equal to, in each case, the amount distributed to the Related Certificates from such portions of the
          REMIC III Available Distribution Amount pursuant to Sections 4.01(I)
          and 4.01(II), with such amount allocated among Uncertificated Accrued
          Interest thereon and Uncertificated Principal Balance thereof in the same manner and to the same extent that the payment to such Related
          Certificates is allocated to interest and principal thereof (in determining the Uncertificated Principal Balance of any Class of REMIC
          III Regular Interests to which distributions are made pursuant to this clause (i), Recoveries applied to increase the Certificate Principal
          Balance of any Related Certificates shall be deemed to have also increased the Uncertificated Principal Balance of such REMIC III
          Regular Interest) and any remaining amount shall be distributed to
          Holders of the Class AR Certificates in respect of Component I thereof;

                                      129

                      (ii) to the extent of the portion of the REMIC III
          Available Distribution Amounts derived from Group 5A, exclusive of any amounts distributed to REMIC III pursuant to paragraph (d) of the definition of REMIC II Distribution Amount:

                              (1) first, to REMIC IV, as holder of REMIC III
                  Regular Interests LT1, LT2, LT3, LT4 and LT-Y5A, pro rata, in an amount equal to (A) their Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                              (2) second:

                                 (A) to REMIC IV, as the holder of REMIC III
                        Regular Interests LT2, LT3, LT4 and LT-Y5A, their
                        respective Principal Distribution Amounts;

                                 (B) to REMIC IV, as the holder of REMIC III
                        Regular Interest LT1 its Principal
                        Distribution Amount;

                                 (C) any remainder to REMIC IV, as the holder of
                        REMIC III Regular Interest LT1, until the Uncertificated
                        Principal Balance thereof has been
                        reduced to zero;

                                 (D) any remainder to REMIC IV, as the holder of
                        REMIC III Regular Interests LT2, LT3 and LT4, pro rata
                        according to their respective Uncertificated Principal
                        Balances as reduced by the distributions deemed made
                        pursuant to (A) above, until their respective
                        Uncertificated Principal Balances are reduced to zero;
                        and

                                 (E) any remaining amounts to the Holders of the
                        Class AR Certificates in respect of Component I thereof;

                      (iii) to the extent of the portion of the REMIC III
          Available Distribution Amount derived from Group 5B, exclusive of any amounts distributed to REMIC III pursuant to paragraph (d) of the definition of REMIC II Distribution Amount:

                              (1) first, to REMIC IV, as holder of REMIC III
                  Regular Interests LT5, LT6, LT7, LT8 and LT-Y5B, pro rata, in an amount equal to (A) their Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates; and

                              (2) second:

                                 (A) to REMIC IV, as the holder of REMIC III
                        Regular Interests LT6, LT7, LT8 and LT-Y5B, their
                        respective Principal Distribution Amounts;

                                      130

                                 (B) to REMIC IV, as the holder of REMIC III
                        Regular Interest LT5 its Principal
                        Distribution Amount;

                                 (C) any remainder to REMIC IV, as the holder of
                        REMIC III Regular Interest LT5, until the Uncertificated
                        Principal Balance thereof has been
                        reduced to zero;

                                 (D) any remainder to REMIC IV, as the holder of
                        REMIC III Regular Interests LT6, LT7 and LT8, pro rata
                        according to their respective Uncertificated Principal
                        Balances as reduced by the distributions deemed made
                        pursuant to (A) above, until their respective
                        Uncertificated Principal Balances are reduced to zero;
                        and

                                 (E) any remaining amounts to the Holders of the
                        Class AR Certificates in respect of Component I thereof;
                        and

                      (iv) the Group 3 Excess Interest Amount and the Group 4
          Excess Interest Amount to REMIC IV, as the holder of the REMIC III
          Regular Interest IOL in respect of interest thereon; and

                      (v) the amounts distributed pursuant to paragraph (d) of
          the definition of REMIC II Distribution Amount shall be distributed among the REMIC III Regular Interests LT pro-rata according the amount of Realized Losses allocated to the Uncertificated Principal Balance thereof on the current and prior Distribution Dates that remain unreimbursed. The distribution of amounts pursuant to this clause (vi)
          shall not reduce the Uncertificated Principal Balance of the REMIC III
          Regular Interests to which such distributions are made.

                  (d) Notwithstanding the distributions on the REMIC Regular
      Interests described in this Section 4.01(III), distribution of funds from the Certificate Account shall be made only in accordance with Sections
      4.01(I) and (II).

            (IV) On each Distribution Date, the Trustee shall distribute to the
Holder of the Class P Certificates, the aggregate of all Assigned Prepayment
Premiums for Mortgage Loans collected or paid by each applicable Servicer with respect to the related Prepayment Period.

SECTION 4.02.     Allocation of Losses.

            (a) Realized Losses on the Mortgage Loans in each of Loan Group 1,
Loan Group 2, Loan Group 3 and Loan Group 4 incurred during a calendar month shall be allocated by the Trust Administrator to the Classes of Certificates on
the Distribution Date in the next calendar month as follows:

                 (i) any Realized Loss, other than an Excess Loss, shall be allocated first, to the Class C-B Certificates, in decreasing order of their alphanumerical Class designations (beginning with the Class C-B-9
     Certificates), until the respective Class Principal Balance of each such
     Class is reduced to zero, and second, to the Senior Certificates of the related Certificate Group, pro rata, on the basis of their respective Class
     Principal Balances; and

                 (ii) Excess Losses in respect of principal for Mortgage Loans in Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4 will be allocated among all Group 1, Group 2, Group 3, Group 4 and Class C-B
     Certificates, pro rata based on their respective Class Principal Balances.

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            (b) On each Distribution Date, if the aggregate Class Principal
Balance of all Group 1, Group 2, Group 3, Group 4 and Class C-B Certificates
exceeds the sum of (i) the aggregate Stated Principal Balance of the Mortgage
Loans in Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4 (after giving effect to distributions of principal and the allocation of all losses to such
Certificates on such Distribution Date) and (ii) the aggregate amounts on deposit in the Group 1 Prefunding Account and Group 2 Prefunding Account as of
such Distribution Date, such excess will be deemed a principal loss and will be allocated by the Trust Administrator to the most junior Class of Class C-B
Certificates then outstanding.

            (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Principal Balance of a Class of Certificates pursuant to
Section 4.02(A)(b) shall be allocated by the Trust Administrator among the
Certificates of such Class in proportion to their respective Certificate
Balances.

            (d) Any allocation by the Trust Administrator of Realized Losses to a Certificate or any reduction in the Certificate Balance of a Certificate pursuant to Section 4.02(A)(b) shall be accomplished by reducing the Certificate
Balance thereof, immediately following the distributions made on the related
Distribution Date in accordance with the definition of "Certificate Balance."

            (e) On each Distribution Date, the Trust Administrator shall determine the total of the Applied Loss Amount with respect to the Group 5
Certificates, if any, for such Distribution Date. The Applied Loss Amount with respect to the Group 5 Certificates for any Distribution Date shall be applied by reducing the Class Principal Balance of each Class of Group 5 Subordinate
Certificates beginning with the Class of Group 5 Subordinate Certificates then outstanding, other than the Class 5-X Certificates, with the lowest relative payment priority, in each case until the respective Class Principal Balance thereof is reduced to zero. Any Applied Loss Amount with respect to the Group 5
Certificates allocated to a Class of Group 5 Subordinate Certificates shall be allocated among the Group 5 Subordinate Certificates of such Class in proportion to their respective Percentage Interests.

            (f) All Realized Losses on the Group 1, Group 2, Group 3 and Group 4
Mortgage Loans shall be allocated on each Distribution Date to the REMIC I
Regular Interests and REMIC III Regular Interests as provided in the definitions of REMIC I Realized Losses and REMIC III Realized Losses.

            (g) All Realized Losses on the Group 5 Mortgage Loans shall be allocated on each Distribution Date to the REMIC II Regular Interests and REMIC
III Regular Interests as provided in the definitions of REMIC II Realized Losses and REMIC III Realized Losses.

            (h) Realized Losses on the Group 5 Mortgage Loans that are not
Applied Loss Amounts shall be deemed allocated to the Class 5-X Certificates.
Realized Losses allocated to the Class 5-X Certificates shall, be allocated between the REMIC IV Regular Interests 5-X-IO and 5-X-PO as provided in the definition of Realized Losses.

            (i) Realized Losses shall be allocated among the REMIC I, REMIC II,
REMIC III and REMIC IV Regular Interests as specified in the definition of
Realized Losses and, as to REMIC I, REMIC II and REMIC III Regular Interests, in
the definitions of REMIC I Realized Losses, REMIC II Realized Losses and REMIC
III Realized Losses, respectively.

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SECTION 4.03.     Recoveries.

            (a) With respect to any Class of Certificates to which a Realized
Loss or Applied Loss Amount, as applicable, has been allocated (including any such Class for which the related Class Principal Balance has been reduced to zero), the Class Principal Balance of such Class will be increased, up to the amount of related Recoveries for such Distribution Date as follows:

                 (i) with respect to Recoveries on Group 1, Group 2, Group 3 and
     Group 4 Mortgage Loans,

                      (A) first, the Class Principal Balance of the each Class
          of Senior Certificates related to the Loan Group from which the
          Recovery was collected, will be increased pro rata, up to the amount of Net Recovery Realized Losses for each such Class, and

                      (B) second, the Class Principal Balance of each Class of
          Class C-B Certificates will be increased in order of seniority, up to the amount of Net Recovery Realized Losses for each such Class; or

                 (ii) with respect to Recoveries on Group 5 Mortgage Loans, the
     Class Principal Balance of each Class of Class M Certificates will be increased in order of seniority, up to the Deferred Amount such Class is entitled to receive pursuant to Section 4.01(II)(d) on such Distribution
     Date prior to giving effect to payments pursuant to Section 4.01(II)(d) on such Distribution Date.

            (b) Any increase to the Class Principal Balance of a Class of
Certificates shall increase the Certificate Balance of the related Class pro rata in accordance with each Certificate Percentage Interest.

SECTION 4.04.     Reserved.

SECTION 4.05.     Monthly Statements to Certificateholders.

            (a) Not later than each Distribution Date, the Trust Administrator shall prepare and cause to be made available to each Certificateholder, the
Master Servicer, each Servicer, the Trustee, the Depositor, and each Rating
Agency, a statement setting forth with respect to the related distribution: (A)
the items listed in Exhibit S, other than items (vi)(a), (vi)(b), (vi)(c) and
(vi)(d), (B) the amounts on deposit in the Prefunding Accounts (including a breakdown of amounts released during the prior calendar month in respect of
Aggregate Subsequent Transfer Amounts) and (C) the amount on deposit in the
Capitalized Interest Accounts (including a breakdown of amounts released for the calendar month preceding such Distribution Date).

            The Trust Administrator's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer and each
Servicer, which shall be provided as required in Section 4.06.

            On each Distribution Date, the Trust Administrator shall provide
Bloomberg Financial Markets, L.P. ("Bloomberg") CUSIP level factors for each
Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trust Administrator and Bloomberg. In connection with providing the information specified in this Section 4.05 to
Bloomberg, the Trust Administrator and any director, officer, employee or agent of the Trust Administrator shall be indemnified and held harmless by DLJMC, to the extent, in the manner and subject to the limitations provided in Section
9.05. The Trust Administrator will also make the monthly statements to
Certificateholders available each month to each party referred to in Section
4.05(a) via the Trust Administrator's website. The Trust Administrator's website can be accessed at http://www.ctslink.com or at such other site as the Trust
Administrator may designate from time to time. Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trust Administrator at 301-815-6600. The Trust
Administrator shall have the right to change the way the reports referred to in this Section are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the Certificateholders. The
Trust Administrator shall provide timely and adequate notification to all above parties and to the Certificateholders regarding any such change. The Trust
Administrator may fully rely upon and shall have no liability with respect to information provided by the Master Servicer or any Servicer.

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            (b) Upon request, within a reasonable period of time after the end of each calendar year, the Trust Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in items (i)(c), (i)(d), (i)(g),
(i)(j), (i)(k), (ii)(c), (ii)(d), (ii)(g), (ii)(j), (v)(a), (v)(b), (v)(l),
(v)(m) and (v)(n) of Exhibit S aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the
Trust Administrator pursuant to any requirements of the Code as from time to time in effect.

SECTION 4.06.     Servicer to Cooperate.

            Each Servicer shall provide to the Master Servicer the information set forth in Exhibit H, and any other information the Master Servicer requires, in such form as the Master Servicer shall reasonably request, or in such form as may be mutually agreed upon between such Servicer and the Master Servicer, with respect to each Mortgage Loan serviced by such Servicer no later than (i) with respect to a Servicer other than Wells Fargo, twelve noon on the Data Remittance
Date, and (ii) with respect to Wells Fargo, on the Data Remittance Date, to enable the Master Servicer to provide such information to the Trust
Administrator.

            The Master Servicer, with respect to the Mortgage Loans, shall provide to the Trust Administrator the information set forth in Exhibit H in such form as the Trust Administrator shall reasonably request no later than twelve noon on the Data Remittance Date to enable the Trust Administrator to calculate the amounts to be distributed to each Class of Certificates and otherwise perform its distribution, accounting and reporting requirements hereunder.

SECTION 4.07.     Cross-Collateralization; Adjustments to Available Funds.

            (a) On each Distribution Date prior to the Class C-B Credit Support
Depletion Date, but after the date on which the aggregate Class Principal
Balance of the Group 1, Group 2, Group 3 or Group 4 Certificates has been reduced to zero, the Trust Administrator shall distribute the principal portion of Available Distribution Amount on the Mortgage Loans relating to such Senior
Certificates that will have been paid in full, to the holders of the Senior
Certificates of the other Certificate Group(s). Such amount will be allocated between the other Groups, pro rata, based on aggregate Class Principal Balance of the related Senior Certificates and paid the Senior Certificates in each such
Group in the same priority as such Certificates would receive other distributions of principal pursuant to Section 4.01(I)(A); provided, however, that the Trust Administrator shall not make such distribution on such
Distribution Date if (a) the Class C-B Percentage for such Distribution Date is greater than or equal to 200% of such Class C-B Percentage as of the Closing
Date and (b) the average outstanding principal balance of the Mortgage Loans in each Loan Group delinquent 60 days or more over the last six months, as a percentage of the related Subordinate Component Balance, is less than 50%.

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            (b) If on any Distribution Date the aggregate Class Principal
Balance of the Group 1, Group 2, Group 3 or Group 4 Certificates is greater than the Aggregate Group 1 Collateral Balance, the Aggregate Group 2 Collateral
Balance, the aggregate Stated Principal Balance of the Mortgage Loans in the
Loan Group 3, or the aggregate Stated Principal Balance of the Mortgage Loans in the Loan Group 4, respectively (each Loan Group related to such Group of
Certificates, an "Undercollateralized Group"), then the Trust Administrator shall reduce the Available Distribution Amount of the other Loan Group(s) that is not undercollateralized (each, an "Overcollateralized Group"), as follows:

                 (1) to add to the Available Distribution Amount of the
     Undercollateralized Group(s) an amount equal to the lesser of (a) one month's interest on the Principal Transfer Amount of the
     Undercollateralized Group(s) at the Net WAC Rate (without giving effect to any reduction for any Excess Interest Rate) applicable to the
     Undercollateralized Group(s) and (b) Available Distribution Amount of the
     Overcollateralized Groups remaining after making interest distributions to the Senior Certificates of the Overcollateralized Group(s) on such
     Distribution Date pursuant to Section 4.01; and

                 (2) to the Senior Certificates of each Undercollateralized
     Group, to the extent of the principal portion of Available Distribution
     Amount of the Overcollateralized Group(s) remaining after making interest and principal distributions to the Senior Certificates of the
     Overcollateralized Group(s) on such Distribution Date pursuant to Section
     4.01, until the Class Principal Balance of the Senior Certificates of such
     Undercollateralized Group(s) equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group(s). Payments shall be made to the Senior Certificates in each Group in the same priority as such
     Certificates would receive other distributions of principal pursuant to
     Section 4.01(I)(A).

            (c) If more than one Overcollateralized Group exists on any
Distribution Date, reductions in the Available Distribution Amount of such
Groups to make the payments required to be made pursuant to Section 4.07(b) on such Distribution Date shall be made pro rata, based on the
Overcollateralization Amount of each Overcollateralized Group. If more than one
Undercollateralized Group exists on any Distribution Date, payments made to such
Groups from the Available Distribution Amount of the Overcollateralized Group
shall be made pro rata, based on the amount of payments required to be made to the Undercollateralized Group(s).

SECTION 4.08.     Reserved.

SECTION 4.09.     Counterparty Rating Agency Downgrade.

            If any Counterparty no longer has a long-term credit rating of at least A (or its equivalent) from at least one of the Rating Agencies (a
"Counterparty Rating Agency Downgrade"), the applicable Counterparty, shall, no later than the 30th day following the Counterparty Rating Agency Downgrade, at such Counterparty's expense: (i) obtain a replacement counterparty that is a bank or other financial institution that has a rating that is in one of the three highest long-term credit rating categories from at least one of the Rating
Agencies rating the Certificates; (ii) obtain a guaranty of or a contingent agreement of another person with a long-term credit rating of at least A (or its equivalent) from at least one of the Rating Agencies to honor such
Counterparty's obligations under the applicable Interest Rate Cap Agreement;
(iii) cause such Counterparty to post mark-to-market collateral with the Trustee in an amount sufficient to restore the immediately prior ratings of the Offered
Certificates; or (iv) establish any other arrangement satisfactory to the Rating
Agencies to restore the ratings of the Offered Certificates.

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SECTION 4.10.     Group 5 Interest Rate Cap Account.

            (a) On the Closing Date, the Trust Administrator shall establish and maintain in its name, in trust for the benefit of the Holders of the Class 5-X
Certificates, the Group 5 Interest Rate Cap Account. The Group 5 Interest Rate
Cap Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trust
Administrator pursuant to this Agreement.

            (b) On each Distribution Date on and after the Distribution Date in
February 2005 and on and prior to the Distribution Date in September 2009, the
Trust Administrator shall deposit any amounts paid under the Group 5 Interest
Rate Cap Agreement into the Group 5 Interest Rate Cap Account. On each
Distribution Date on and after the Distribution Date in February 2005 and on and prior to the Distribution Date in September 2009, the Trust Administrator shall distribute amounts on deposit in the Group 5 Interest Rate Cap Account to pay to the Group 5 Certificates, any applicable Basis Risk Shortfalls, prior to giving effect to any amounts available to be paid in respect of related Basis Risk
Shortfalls as described in Section 4.01(II)(d)(vi) on such Distribution Date

            (c) On any Distribution Date amounts on deposit in the Group 5
Interest Rate Cap Account shall be distributed in the following order of priority:

                 (i) to the Class 5-A-1-1, Class 5-A-1-2 and Class 5-A-2
     Certificates, pro rata, the amount of any unpaid Basis Risk Shortfalls for such Class;

                 (ii) to the Class 5-M-1, Class 5-M-2, Class 5-M-3 and Class
     5-M-4 Certificates, sequentially, the amount of any unpaid Basis Risk
     Shortfalls for such Class;

                 (iii) to the Principal Remittance Amount for Loan Group 5A and
     Loan Group 5B, up to the amount of Realized Losses on the Mortgage Loans in the related Loan Group incurred during the related Collection Period, any shortfall to be allocated pro rata based upon the amount of such Realized
     Losses applicable to each such Loan Group; and

                 (iv) to the Class 5-M-1, Class 5-M-2, Class 5-M-3 and Class
     5-M-4 Certificates, in that order, any applicable Deferred Amounts, with interest therein at the applicable Pass-Through Rate, prior to giving effect to amounts available to be paid in respect of Deferred Amounts as described in Section 4.01(II)(d)(ii)-(v) on such Distribution Date.

            (d) Funds in the Group 5 Interest Rate Cap Account may be invested in Eligible Investments by the Trust Administrator at the direction of the
Depositor maturing on or prior to the next succeeding Distribution Date. The
Trust Administrator shall account for the Group 5 Interest Rate Cap Account as an outside reserve fund within the meaning of Treasury regulation 1.860G-2(h)
and not an asset of any REMIC created pursuant to this Agreement. The Trust
Administrator shall treat amounts paid by the Group 5 Interest Rate Cap Account as payments made from outside the REMIC's for all Federal tax purposes. Any net investment earnings on such amounts shall be payable to the Depositor. The
Depositor will be the owner of the Group 5 Interest Rate Cap Account for federal tax purposes and the Depositor shall direct the Trust Administrator in writing as to the investment of amounts therein. In the absence of such written direction, all funds in the Group 5 Interest Rate Cap Account may be invested by the Trust Administrator in the Wells Fargo Prime Investment Money Market Fund.
The Trust Administrator shall have no liability for losses on investments in
Eligible Investments made pursuant to this Section 4.10(c) (other than as obligor on any such investments). Upon termination of the Trust Fund, any amounts remaining in the Group 5 Interest Rate Cap Account shall be distributed to the Class 5-X Certificateholders.

                                      136

            (e) On the Distribution Date immediately after the Distribution Date on which the aggregate Class Principal Balance of the Group 5 Certificates
equals zero, any amounts on deposit in the Group 5 Interest Rate Cap Agreement not payable on the Group 5 Certificates shall be distributed to the Class 5-X
Certificateholders.

            (f) Amounts paid under the Group 5 Interest Rate Cap Agreement not used on any Distribution Date as described in Section 4.10(b) shall remain on deposit in the Group 5 Interest Rate Cap Account and may be available on future
Distribution Dates to make the payments described in Section 4.10(b). However, at no time shall the amount on deposit in the Group 5 Interest Rate Cap Account exceed the related Deposit Amount. The "Deposit Amount" with respect to the
Group 5 Interest Rate Cap Account will be calculated on each Distribution Date, after giving effect to withdrawals from the Group 5 Interest Rate Cap Account on such Distribution Date and distributions and allocation of losses on the
Certificates on such Distribution Date, and will equal the excess, if any, of the Targeted Overcollateralization Amount for such Distribution Date over the
Overcollateralization Amount for such Distribution Date. On each Distribution
Date, the Trust Administrator shall distribute amounts in the Group 5 Interest
Rate Cap Account in excess of the related Deposit Amount to the Class 5-X
Certificateholders.

                                      137

                                   ARTICLE V

                  ADVANCES BY THE MASTER SERVICER AND SERVICERS

SECTION 5.01.     Advances by the Master Servicer and Servicers.

            With respect to the Non-Designated Mortgage Loans, each Servicer shall deposit in the related Collection Account as Advances an amount equal to all Scheduled Payments (with interest at the Mortgage Rate less the Servicing
Fee Rate) which were due on such Non-Designated Mortgage Loans serviced by it during the applicable Collection Period and which were delinquent at the close of business on the immediately preceding Determination Date. Each Servicer's obligation to make such Advances as to any related Non-Designated Mortgage Loan will continue through the last Scheduled Payment due prior to the payment in full of such Non-Designated Mortgage Loan, or through the date that the related
Mortgaged Property has, in the judgment of the related Servicer, been completely liquidated. Each Servicer shall not be required to advance shortfalls of principal or interest resulting from the application of the Relief Act.

            With respect to any Non-Designated Mortgage Loan, to the extent required by Accepted Servicing Practices, the Master Servicer and each Servicer shall be obligated to make Advances in accordance with the provisions of this
Agreement; provided, however, that such obligation with respect to any related
Non-Designated Mortgage Loan shall cease if the Master Servicer or a Servicer determines, in its reasonable opinion, that Advances with respect to such
Non-Designated Mortgage Loan are Nonrecoverable Advances. In the event that the
Master Servicer or such Servicer determines that any such Advances are
Nonrecoverable Advances, the Master Servicer or such Servicer shall provide the
Trust Administrator with a certificate signed by a Servicing Officer evidencing such determination.

            With respect to any Non-Designated Mortgage Loan, if the amount of
Advances or Interim Servicer Advances received from a Servicer or an Interim
Servicer, as applicable, is less than the amount required to be advanced by such
Servicer or such Interim Servicer, the Master Servicer shall be obligated to make a payment in an amount equal to such deficiency, subject to any determination by the Master Servicer that any portion of the amount required to be advanced is a Nonrecoverable Advance.

            With respect to any of the Non-Designated Mortgage Loans, if an
Advance is required to be made hereunder by a Servicer, such Servicer shall on the Cash Remittance Date either (i) deposit in the Collection Account from its own funds an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of the Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this
Section 5.01, used by such Servicer to make such Advance or (iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any such funds being held in a Collection Account for future distribution and so used shall be replaced by such Servicer from its own funds by deposit in such Collection Account on or before any future Distribution Date in which such funds would be due.

            With respect to any Designated Mortgage Loan, the Master Servicer shall make Advances as required by Section 3.22(b) of this Agreement.

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                                   ARTICLE VI

                                THE CERTIFICATES

SECTION 6.01.     The Certificates.

            The Certificates shall be in substantially the forms set forth in
Exhibits A, B, C, D-1, D-2, E, F and G hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trust Administrator or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

            Subject to Section 11.02 respecting the final distribution on the
Certificates, on each Distribution Date the Trust Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefore, if (i) such Holder has so notified the Trust Administrator at least five
Business Days prior to the related Record Date and (ii) such Holder shall hold
(A) a Notional Amount Certificate, (B) 100% of the Class Principal Balance of
any Class of Certificates or (c) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

            The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

            The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one
Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per
Class set forth in the Preliminary Statement.

            The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by a Responsible Officer. Certificates
bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trust
Administrator shall bind the Trust Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such
Certificate a certificate of authentication executed by the Trust Administrator by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

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SECTION 6.02.     Registration of Transfer and Exchange of Certificates.

            (a) The Trust Administrator shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trust Administrator shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

            (b) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trust
Administrator set forth in Section 6.06. Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator duly executed by the Holder thereof or his attorney duly authorized in writing.

            (c) No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

            (d) All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trust Administrator in accordance with the Trust Administrator's customary procedures.

            (e) No transfer of any Private Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933
Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. Except in connection with any transfer of a
Private Certificate by the Depositor to any affiliate, in the event that a transfer is to be made in reliance upon an exemption from the 1933 Act and such laws, in order to assure compliance with the 1933 Act and such laws, the
Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer in substantially the form set forth in
Exhibit L (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either (A) Exhibit M-1 (the "Investment Letter"), provided that all of the Private Certificates of a Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B)
Exhibit M-2 (the "Rule 144A Letter") or (ii) there shall be delivered to the
Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the 1933 Act. The
Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule
144A(d)(4) for transfer of any such Certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A.
The Trust Administrator shall cooperate with the Depositor in providing the Rule
144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a
Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Depositor, the Seller, the
Master Servicer, each Servicer and the Special Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

                                      140

            (f) No transfer of an ERISA-Restricted Certificate (except for the
Residual Certificates) shall be made unless the Trust Administrator shall have received in accordance with Exhibit M-1 or Exhibit M-2, as applicable, either
(i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or arrangement, which representation letter shall not be an expense of the Trustee, the Trust Administrator or the Trust Fund,
(ii) if the purchaser is an insurance company and the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in
Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and
that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan or arrangement subject to
Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trust Administrator to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the
Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer or any other Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund. No transfer of a Residual Certificate shall be made unless the Trust Administrator shall have received, in accordance with
Exhibit N, a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a
person using the assets of any such plan or arrangement, which representation letter shall not be an expense of the Trustee, the Trust Administrator or the
Trust Fund. In the event the representations referred to in this Section 6.02(f)
are not furnished, such representations shall be deemed to have been made to the trustee by the transferee's acceptance of such ERISA-Restricted Certificate by any beneficial owner who purchases an interest in such Certificate in book-entry form. In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or arrangement or person using a plan's or arrangement's assets is attempted without the delivery to the Trust
Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.

            (g) Additional restrictions on transfers of the Class AR and Class
AR-L Certificates are set forth below:

                 (i) Each Person who has or who acquires any ownership interest in a Class AR or Class AR-L Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trust
     Administrator or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any ownership interest in a Class AR or Class AR-L Certificate are expressly subject to the following provisions:

                      (A) Each Person holding or acquiring any ownership
          interest in a Class AR or Class AR-L Certificate shall be other than a
          Disqualified Organization and shall promptly notify the Trust
          Administrator of any change or impending change in its status as other than a Disqualified Organization.

                                      141

                      (B) In connection with any proposed transfer of any
          ownership interest in a Class AR or Class AR-L Certificate to a U.S.
          Person, the Trust Administrator shall require delivery to it, and shall not register the transfer of a Class AR or Class AR-L
          Certificate until its receipt of (1) an affidavit and agreement (a
          "Transferee Affidavit and Agreement" attached hereto as Exhibit N)
          from the proposed transferee, in form and substance satisfactory to the Trust Administrator, representing and warranting, among other things, that it is not a non U.S. Person, that such transferee is other than a Disqualified Organization, that it is not acquiring its ownership interest in a Class AR or Class AR-L Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified Organization, that for so long as it retains its ownership interest in a Class AR or Class
          AR-L Certificate, it will endeavor to remain other than a Disqualified
          Organization, and that it has reviewed the provisions of this Section
          6.02(g) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit O, from the Holder wishing to transfer a
          Class AR or Class AR-L Certificate, in form and substance satisfactory to the Trust Administrator, representing and warranting, among other things, that no purpose of the proposed transfer is to allow such
          Holder to impede the assessment or collection of tax.

                      (C) Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed transferee under clause (B) above, if the
          Trust Administrator has actual knowledge that the proposed transferee is not other than a Disqualified Organization, no transfer of an ownership interest in a Class AR or Class AR-L Certificate to such proposed transferee shall be effected.

                      (D) Each Person holding or acquiring any ownership
          interest in a Class AR or Class AR-L Certificate agrees, by holding or acquiring such ownership interest, to require a Transferee Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership interest and to provide a certificate to the
          Trust Administrator in the form attached hereto as Exhibit O.

                 (ii) The Trust Administrator shall register the transfer of any
     Class AR or Class AR-L Certificate only if it shall have received the
     Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit O and all of such other documents as shall have been reasonably required by the Trust
     Administrator as a condition to such registration.

                 (iii) (A) If any Disqualified Organization shall become a
     Holder of a Class AR or Class AR-L Certificate, then the last preceding
     Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such
     Class AR or Class AR-L Certificate. If any non U.S. Person shall become a
     Holder of a Class AR or Class AR-L Certificate, then the last preceding
     Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non U.S. Person of such Class
     AR or Class AR-L Certificate. If a transfer of a Class AR or Class AR-L
     Certificate is disregarded pursuant to the provisions of Treasury
     Regulations Section 1.860E 1 or Section 1.860G 3, then the last preceding
     Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such
     Class AR or Class AR-L Certificate. The Trust Administrator shall be under no liability to any Person for any registration of transfer of a Class AR or Class AR-L Certificate that is in fact not permitted by this Section
     6.02(g) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                                      142

                        (B) If any purported transferee of a Class AR or Class
         AR-L Certificate shall become a Holder of a Class AR or Class AR-L
         Certificate in violation of the restrictions in this Section 6.02(g)
         and to the extent that the retroactive restoration of the rights of the
         Holder of such Class AR or Class AR-L Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Depositor shall have the right, without notice to the Holder or any prior Holder of such Class AR or Class AR-L Certificate, to sell such
         Class AR or Class AR-L Certificate to a purchaser selected by the
         Depositor on such terms as the Depositor may choose. Such purported transferee shall promptly endorse and deliver a Class AR or Class AR-L
         Certificate in accordance with the instructions of the Depositor. Such purchaser may be the Depositor itself or any affiliate of the
         Depositor. The proceeds of such sale, net of the commissions (which may include commissions payable to the Depositor or its affiliates), expenses and taxes due, if any, shall be remitted by the Depositor to such purported transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the
         Depositor, and the Depositor shall not be liable to any Person having an ownership interest or a purported ownership interest in a Class AR or Class AR-L Certificate as a result of its exercise of such discretion.

                 (iv) The Master Servicer and each Servicer, on behalf of the
     Trust Administrator, shall make available, upon written request from the
     Trust Administrator, all information reasonably available to it that is necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Class AR or Class AR-L Certificate to any Person
     who is not other than a Disqualified Organization, including the information regarding "excess inclusions" of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D 1(b)(5), and (B) as a
     result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in
     Section 1381 of the Code having as among its record holders at any time any
     Person who is not other than a Disqualified Organization. Reasonable compensation for providing such information may be required by the Master
     Servicer or the related Servicer from such Person.

                 (v) The provisions of this Section 6.02(g) set forth prior to this Section (v) may be modified, added to or eliminated by the Depositor, provided that there shall have been delivered to the Trust Administrator the following:

                      (A) written notification from each Rating Agency to the
          effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then current rating of the Certificates; and

                      (B) a certificate of the Depositor stating that the
          Depositor has received an Opinion of Counsel, in form and substance satisfactory to the Depositor, to the effect that such modification, addition to or elimination of such provisions will not cause the Trust
          Fund to cease to qualify as a REMIC and will not create a risk that
          (i) the Trust Fund may be subject to an entity level tax caused by the transfer of a Class AR or Class AR-L Certificate to a Person which is not other than a Disqualified Organization or (2) a Certificateholder or another Person will be subject to a REMIC related tax caused by the transfer of applicable Class AR or Class AR-L Certificate to a Person which is not other than a Disqualified Organization.

                                      143

                 (vi) The following legend shall appear on each Class AR or
     Class AR-L Certificate:

         ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE
         MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO
         THE DEPOSITOR AND THE TRUST ADMINISTRATOR THAT (1) SUCH TRANSFEREE IS
         NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF,
         ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY
         OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER
         THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS
         EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH
         ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE,
         (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE
         (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C)
         BEING HEREINAFTER REFERRED TO AS A "DISQUALIFIED ORGANIZATION"), OR (D)
         AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH
         TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR
         COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS
         AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.
         NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY
         TRANSFER, SALE OR OTHER DISPOSITION OF THIS [CLASS AR][CLASS AR-L]
         CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A
         DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF
         NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED
         TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT
         LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH
         HOLDER OF THE [CLASS AR][CLASS AR-L] CERTIFICATE BY ACCEPTANCE OF THIS
         CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS
         PARAGRAPH.

            (h) The Trust Administrator shall have no liability to the Trust
Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 6.02;
provided, however, that the Trust Administrator shall not register the transfer of any Class AR or Class AR-L Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a
Class AR or Class AR-L Certificate as set forth in this Section 6.02.

SECTION 6.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

            If (a) any mutilated Certificate is surrendered to the Trust
Administrator, or the Trust Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to each Servicer, the Trustee and the Trust Administrator such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee and the Trust Administrator that such
Certificate has been acquired by a protected purchaser, the Trust Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund. In connection with the issuance of any new
Certificate under this Section 6.03, the Trust Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trust Administrator) connected therewith. Any replacement
Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

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SECTION 6.04.     Persons Deemed Owners.

            Prior to due presentation of a Certificate for registration of transfer, each Servicer, the Trust Administrator, and any agent of the Master
Servicer or any Servicer, the Trust Administrator may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Master Servicer or the Servicers, the
Trust Administrator, nor any agent of the Master Servicer or a Servicer or the
Trust Administrator shall be affected by any notice to the contrary.

SECTION 6.05.     Access to List of Certificateholders' Names and Addresses.

            (a) If three or more Certificateholders (i) request in writing from the Trust Administrator a list of the names and addresses of Certificateholders,
(ii) state that such Certificateholders desire to communicate with other
Certificateholders with respect to their rights under this Agreement or under the Certificates and (iii) provide a copy of the communication which such
Certificateholders propose to transmit, then the Trust Administrator shall, within ten Business Days after the receipt of such request, afford such
Certificateholders access during normal business hours to a current list of the
Certificateholders. The expense of providing any such information requested by a
Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trust Administrator or the Trustee.
Every Certificateholder, by receiving and holding a Certificate, agrees that the
Trustee and the Trust Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

            (b) The Master Servicer and each Servicer, so long as it is a servicer hereunder, DLJMC and the Depositor shall have unlimited access to a list of the names and addresses of the Certificateholders which list shall be provided by the Trust Administrator promptly upon request.

SECTION 6.06.     Maintenance of Office or Agency.

            The Trust Administrator will maintain or cause to be maintained at its expense an office or offices or agency or agencies in Minneapolis, Minnesota where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust Administrator in respect of the Certificates and this Agreement may be served. The Trust Administrator initially designates its Corporate Trust Office as its office for such purpose.
The Trust Administrator will give prompt written notice to the
Certificateholders of any change in the location of any such office or agency.

SECTION 6.07.     Book Entry Certificates.

            Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten
Certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor. The Book-Entry
Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no
Beneficial Holder will receive a definitive certificate representing such
Beneficial Holder's interest in the Certificates, except as provided in Section
6.09. Unless and until definitive, fully registered Certificates ("Definitive
Certificates") have been issued to the Beneficial Holders pursuant to Section
6.09:

                                      145

            (a) the provisions of this Section 6.07 shall be in full force and effect with respect to the Book-Entry Certificates;

            (b) the Depositor and the Trust Administrator may deal with the
Clearing Agency for all purposes with respect to the Book-Entry Certificates
(including the making of distributions on such Certificates) as the sole Holder of such Certificates;

            (c) to the extent that the provisions of this Section 6.07 conflict with any other provisions of this Agreement, the provisions of this Section 6.07 shall control; and

            (d) the rights of the Beneficial Holders of the Book-Entry
Certificates shall be exercised only through the Clearing Agency and the
Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Participants.
Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.09, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Book-Entry Certificates to such Participants.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of the
Book-Entry Certificates evidencing a specified percentage of the aggregate unpaid principal amount of such Certificates, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning such
Certificates evidencing the requisite percentage of principal amount of such
Certificates. The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

SECTION 6.08.     Notices to Clearing Agency.

            Whenever notice or other communication to the Holders of Book-Entry
Certificates is required under this Agreement, unless and until Definitive
Certificates shall have been issued to the related Certificateholders pursuant to Section 6.09, the Trust Administrator shall give all such notices and communications specified herein to be given to Holders of the Book-Entry
Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

SECTION 6.09.     Definitive Certificates.

            If (a) the Depositor advises the Trust Administrator in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Certificates and the Trust Administrator or the Depositor is unable to locate a qualified successor, (b) the Depositor, with the consent of the applicable Participants, advises the Trust Administrator in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the
Clearing Agency or (c) after the occurrence of an Event of Default, Holders of
Book-Entry Certificates evidencing not less than 66-2/3% of the aggregate Class
Principal Balance of the Book-Entry Certificates advise the Trust Administrator in writing that the continuation of a book-entry system with respect to the such
Certificates through the Clearing Agency is no longer in the best interests of the Holders of such Certificates with respect to the Book-Entry Certificates and the applicable Participants consent, the Trust Administrator shall notify all
Holders of such Certificates of the occurrence of any such event and the availability of Definitive Certificates. Upon surrender to the Trust
Administrator of such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trust
Administrator shall authenticate and deliver the Definitive Certificates.
Neither the Depositor nor the Trust Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive
Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trust Administrator, to the extent applicable with respect to such Definitive Certificates, and the Trust Administrator shall recognize the
Holders of Definitive Certificates as Certificateholders hereunder.

                                      147

                                  ARTICLE VII

                      THE DEPOSITOR, THE SELLER, THE MASTER
               SERVICER, THE SERVICERS AND THE SPECIAL SERVICER

SECTION 7.01.     Liabilities of the Seller, the Depositor,
                  the Master Servicer, the Back-Up Servicer, the
                  Servicers and the Special Servicer.

            The Depositor, the Seller, the Master Servicer, the Back-Up
Servicer, each Servicer and the Special Servicer shall be liable under this
Agreement to any other party to this Agreement, including the liability of each
Servicer to the Master Servicer in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

SECTION 7.02.     Merger or Consolidation of the Seller, the
                  Depositor, the Back-Up Servicer, the Master
                  Servicer, the Servicers or the Special Servicer.

            Subject to the immediately succeeding paragraph, the Depositor, the
Seller, the Master Servicer, the Back-Up Servicer, each Servicer and the Special
Servicer will each do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises (charter and statutory) and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this
Agreement.

            Any Person into which the Depositor, the Seller, the Master
Servicer, the Back-Up Servicer, any Servicer or the Special Servicer may be
merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Seller, the Master Servicer, the Back-Up Servicer,
any Servicer or the Special Servicer shall be a party, or any Person succeeding to the business of the Depositor, the Seller, the Back-Up Servicer or any
Servicer, shall be the successor of the Depositor, the Seller, the Back-Up
Servicer or such Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer, the Back-Up Servicer,
any such Servicer or the Special Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

            Notwithstanding anything else in this Section 7.02 or in Section
7.04 hereof to the contrary, the Master Servicer or a Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided, however, that the Master Servicer or such Servicer gives the Depositor, the
Trustee and the Trust Administrator notice of such assignment; and provided further, (a) that such purchaser or transferee accepting such assignment and delegation shall be an institution that is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and (b) such purchaser or transferee executes and delivers to the Depositor, the Trustee and the Trust
Administrator an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, the
Back-Up Servicer or such Servicer, with like effect as if originally named as a party to this Agreement; and provided further, that each of the Rating Agencies acknowledge that its rating of the Certificates in effect immediately prior to such assignment will not be qualified or reduced as a result of such assignment and delegation. In the case of any such assignment and delegation, the Master
Servicer, the Back-Up Servicer or such Servicer shall be released from its obligations under this Agreement (except as provided above), except that the
Master Servicer, Back-Up Servicer or the related Servicer shall remain liable for all liabilities and obligations incurred by it as the Master Servicer,
Back-Up Servicer or Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

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SECTION 7.03.     Limitation on Liability of the Seller, the Depositor, the
                  Master Servicer, the Back-Up Servicer, the
                  Servicers, the Special Servicer and Others.

            None of the Depositor, the Master Servicer, the Back-Up Servicer,
any Servicer, the Seller, the Special Servicer, nor any of the directors, officers, employees or agents of the Depositor, the Master Servicer, the Back-Up
Servicer, any Servicer, the Seller or the Special Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the
Depositor, the Master Servicer, the Back-Up Servicer, any Servicer, the Seller
or the Special Servicer against any breach of representations or warranties made by it herein or protect the Depositor, the Master Servicer, the Back-Up
Servicer, any Servicer, the Seller or the Special Servicer or any such director, officer, employee or agent from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Master Servicer, the Back-Up Servicer, any
Servicer, the Seller and the Special Servicer and any director, officer, employee or agent of the Depositor, the Master Servicer, the Back-Up Servicer,
any Servicer, the Seller or the Special Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Master Servicer, the Back-Up Servicer, any Servicer, the Seller and the Special Servicer and any
director, officer, employee or agent of the Depositor, the Master Servicer, the
Back-Up Servicer, any Servicer, the Seller or the Special Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Master Servicer, the Back-Up Servicer, any
Servicer, the Seller or the Special Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor, the Master
Servicer, the Back-Up Servicer, any Servicer, the Seller or the Special Servicer
may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee, the Trust Administrator and the
Certificateholders hereunder; provided, however, that in the event the related
Servicer agrees, at the request of the Seller, to act on behalf of the Seller in any dispute or litigation that is not incidental to such Servicer's duties hereunder and that relates to the origination of a Mortgage Loan, the Seller shall pay all expenses associated with the management and defense of such claim.
Anything in this Agreement to the contrary notwithstanding, in no event shall the Master Servicer, the Back-Up Servicer, any Servicer or the Special Servicer
be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Master
Servicer, the Back-Up Servicer, the related Servicer or the Special Servicer has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 7.04.     Master Servicer and Servicer Not to Resign; Transfer of
                  Servicing.

            (a) Neither the Master Servicer nor any Servicer shall resign from the obligations and duties hereby imposed on it except (i) upon appointment of a successor master servicer or successor servicer and receipt by the Trustee and the Trust Administrator of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates related to the applicable Mortgage Loans, or (ii) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (ii) permitting the resignation of the Master Servicer or a Servicer shall be evidenced by an
Opinion of Counsel to such effect delivered to the Trustee and the Trust
Administrator. No such resignation shall become effective until the successor master servicer or successor servicer shall have assumed the Master Servicer or such Servicer's, as applicable, responsibilities, duties, liabilities and obligations hereunder in accordance with Section 8.02 hereof.

                                      149

            (b) Notwithstanding the foregoing, at DLJMC's request, so long as it is the owner of the related servicing rights, the Master Servicer or SPS shall resign, upon the selection and appointment of a successor master servicer or servicer, as applicable; provided that DLJMC delivers to the Trustee and the
Trust Administrator the letter required in Section 7.04(a)(i) above.
Notwithstanding the foregoing, in the event that the Master Servicer is appointed as the successor servicer to SPS, the requirements of Section
7.04(a)(i) shall be waived. In connection with the foregoing, unless otherwise directed by DLJMC in writing on or prior to February 1, 2005, DLJMC hereby directs SPS to resign as Servicer hereunder and appoints the Master Servicer to service the SPS Serviced Mortgage Loans, effective as of March 1, 2005. In connection with its resignation, SPS hereby agrees to deliver to the Master
Servicer on the date of its resignation a schedule setting forth all of the SPS
Mortgage Loans as of such date. The Master Servicer agrees that, as of March 1,
2005, it will service the SPS Serviced Mortgage Loans, and that such loans shall constitute Wells Fargo Serviced Mortgage Loans, in accordance with the terms of this Agreement. If the Master Servicer resigns pursuant to this Section 7.04(b),
DLJMC shall pay the Master Servicer an amount equal to the product of (a) the
Stated Principal Balance of all of the Mortgage Loans then outstanding and (b)
0.02%. In connection with any resignation of SPS pursuant to this Section
7.04(b), DLJ Mortgage Capital, Inc. may designate one or more Servicers (which may be SPS's successor servicer) to act as the Terminating Entity under this
Agreement.

            (c) [Reserved]

            (d) Notwithstanding the foregoing, if the Trust Administrator shall for any reason no longer be Trust Administrator hereunder, at DLJMC's request, the Master Servicer shall resign, upon the selection and appointment of a successor master servicer; provided that DLJMC delivers to the Trustee and the
Trust Administrator the letter required in Section 7.04(a)(i) above.

            (e) Notwithstanding the foregoing, at DLJMC's request, the Special
Servicer shall resign, upon the selection and appointment of a successor special servicer by DLJMC; provided that DLJMC delivers to the Trustee and the Trust
Administrator the letter required in Section 7.04(a)(i) above.

SECTION 7.05.     Master Servicer, Seller and Servicers May Own Certificates.

            Each of the Master Servicer, the Seller, the Special Servicer and
each Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the
Master Servicer, the Seller, the Special Servicer or a Servicer.

SECTION 7.06.     Termination of Duties of the Back-Up Servicer.

            The rights and obligations of the Back-Up Servicer under this
Agreement shall terminate upon the earlier of (i) the appointment of the Back-Up
Servicer (or its affiliate) as successor Servicer to SPS and (ii) the termination of Wells Fargo as Back-Up Servicer by the Seller. The Seller may
remove Wells Fargo as Back-Up Servicer at any time.

                                      150

                                  ARTICLE VIII

                                     DEFAULT

SECTION 8.01.     Events of Default.

            "Event of Default," wherever used herein, and as to the Master
Servicer or any Servicer, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) any failure by the Master Servicer or a Servicer to remit to the
Certificateholders or to the Trust Administrator any payment other than an
Advance required to be made by the Master Servicer or such Servicer under the terms of this Agreement, which failure shall continue unremedied for a period of
(i) with respect to the Master Servicer or a Servicer other than Wells Fargo, one Business Day and (ii) with respect to Wells Fargo, two Business Days, after the date upon which written notice of such failure shall have been given to the
Master Servicer or such Servicer by the Trust Administrator or the Depositor or to the Master Servicer or the related Servicer and the Trust Administrator by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

            (b) any failure by the Master Servicer or a Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or a Servicer contained in this Agreement (except as set forth in (c) and (g) below) which failure (i) materially affects the rights of the Certificateholders and (ii) shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer or such Servicer by the Trust Administrator or the
Depositor, or to the Master Servicer or a Servicer and the Trust Administrator
by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

            (c) if a representation or warranty set forth in Section 2.03 hereof made solely in its capacity as the Master Servicer or a Servicer shall prove to be materially incorrect as of the time made in any respect that materially and adversely affects interests of the Certificateholders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 90 days after the date on which written notice thereof shall have been given to the Master Servicer or the related Servicer and the Seller by the Trust Administrator for the benefit of the Certificateholders or by the Depositor; or

            (d) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or a Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (e) the Master Servicer or a Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or such Servicer or all or substantially all of the property of the Master Servicer or such Servicer; or

            (f) the Master Servicer or a Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                                      151

            (g) any failure of the Master Servicer or a Servicer to make any
Advance in the manner and at the time required to be made from its own funds pursuant to Section 5.01 of this Agreement and after receipt of written notice from the Trust Administrator of such failure, which failure continues unremedied
(i) with respect to the Master Servicer or a Servicer, other than Wells Fargo, after 2 p.m., New York City time, on the Business Day immediately following the
Master Servicer's or such Servicer's receipt of such notice and (ii) with respect to Wells Fargo, on the second Business Day immediately following Wells
Fargo's receipt of such notice; or

            (h) notwithstanding anything to the contrary in Section 8.01(b) and with respect to SPS, (i) (A) any failure by SPS to comply with Section 13.01(a), which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure shall have been given to SPS by the
Master Servicer and (B) the Master Servicer shall have delivered written notice to the Trust Administrator and Depositor that such failure has not been remedied after such 30 day period, or (ii) the Master Servicer has concluded in a written report to the Trust Administrator, based solely on the reports required to be delivered to the Master Servicer by SPS pursuant to Section 13.01(a), either (1)
that SPS is not servicing the SPS Mortgage Loans in accordance with Accepted
Servicing Practices or (2) that SPS has failed the Loss and Delinquency Test; or

            (i) with respect to SPS and after the Closing Date, (1) any reduction or withdrawal of the ratings of SPS as a servicer of subprime mortgage loans by one or more of the Rating Agencies that maintains a servicer rating system and a Rating on the Certificates to "below average" or below, it being understood that the existence of any such rating as of the Closing Date shall not constitute an Event of Default hereunder or (2) any reduction or withdrawal of the Ratings of any Class of Certificates attributable solely to SPS or the servicing of the SPS Mortgage Loans by SPS or (3) any placement by a Rating
Agency of any Class of Certificates on credit watch with negative implications attributable solely to SPS or the servicing of the SPS Mortgage Loans by SPS; or

            (j) (a) either (i) the servicer rankings or ratings for a Servicer, other than SPS, are downgraded two or more levels below the level in effect on the Closing Date by one or more of the Rating Agencies rating the Certificates or (ii) the servicer rankings or ratings for a Servicer, other than SPS, are downgraded to "below average" status by one or more of the Rating Agencies rating the Certificates or (b) one or more classes of the Certificates are downgraded or placed on negative watch due in whole or in part to the performance or servicing of a Servicer, other than SPS; or

            (k) (a) either the master servicer rankings or ratings for the
Master Servicer are downgraded two or more levels below the level in effect on the Closing date by one or more of the Rating Agencies rating the Certificates or (ii) the Master Servicer rankings or ratings for the Master Servicer, are downgraded to "below average" status by one or more of the Rating Agencies rating the Certificates or (b) one or more classes of the Certificates are downgraded or placed on negative watch due in whole or in part to the performance or master servicing of the Master Servicer; or

            (l) any failure by an applicable Servicer to (a) remit payment of an
Assigned Prepayment Premium to the Collection Account or (b) remit funds in the amount equal to an Assigned Prepayment Premium which the applicable Servicer has failed to collect, in each case as required pursuant to this Agreement, which failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trust Administrator, the Master
Servicer, the Trustee or the Depositor.

                                      152

            If an Event of Default due to the actions or inaction of the Master
Servicer or a Servicer described in clauses (a) through (f) of this Section shall occur, then, and in each and every such case, so long as such Event of
Default shall not have been remedied, (i) the Trust Administrator shall at the direction of the Trustee or the Holders of Certificates evidencing not less than
25% of the Voting Rights evidenced by the Certificates, by notice in writing to the Master Servicer or such Servicer (with a copy to the Rating Agencies), terminate all of the rights and obligations of the Master Servicer or such
Servicer under this Agreement (other than rights to reimbursement for Advances and Servicing Advances previously made, as provided in Section 3.08) and (ii)
the Master Servicer may, if such Event of Default is due to the actions or inactions of a Servicer, by notice in writing to such Servicer (with a copy to the Rating Agencies), terminate all of the rights and obligations of such
Servicer under this Agreement (other than rights to reimbursement for Advances and Servicing Advances previously made, as provided in Section 3.08).

            If an Event of Default described in clause (g) shall occur, (i) if the Master Servicer has failed to make any Advance, the Trustee, and (ii) if any
Servicer has failed to make any Advance, the Master Servicer, shall prior to the next Distribution Date, immediately make such Advance and terminate the rights and obligations of the Master Servicer or applicable Servicer, as applicable, hereunder and succeed to the rights and obligations of the Master Servicer or such Servicer, as applicable, hereunder pursuant to Section 8.02, including the obligation to make Advances on such succeeding Distribution Date pursuant to the terms hereof. No Event of Default with respect to the Master Servicer or a
Servicer shall affect the rights or duties of any other Servicer or constitute an Event of Default as to any other Servicer.

            If an Event of Default set forth in clause (h)(ii) above shall occur, the Trust Administrator shall furnish the Certificateholders the Master
Servicer's written report as to SPS' servicing performance in the next monthly statement to Certificateholders distributed pursuant to Section 4.05. If an
Event of Default set forth in clause (h) or (i) shall occur, the Trust
Administrator or the Depositor (after consulting with the Trust Administrator), may, or at the direction of Certificateholders evidencing not less than 51% or more of the Voting Rights evidenced by the Certificates, the Trust Administrator shall, by written notice to the Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of SPS as Servicer under this
Agreement. With respect to an Event of Default set forth in clauses (h) or (i)
above and upon any termination of SPS as Servicer pursuant to this paragraph,
DLJMC, in accordance with Section 7.04(b), shall appoint a successor servicer, irrespective of DLJMC's ownership of the related servicing rights. Any such servicing transfer as a result of an Event of Default set forth in clause (h) or
(i) shall be accomplished in 60 days from the date the Trust Administrator delivers the Master Servicer's report to Certificateholders or from the date SPS received such notice of termination.

            If an Event of Default described in clause (h) or (i)(3) occurs,
DLJMC shall reimburse SPS for all unreimbursed Advances and Servicing Advances made by SPS on the date the servicing is transferred to the successor servicer hereunder and DLJMC shall be entitled to reimbursement by the successor servicer of any such amounts as and to the extent such amounts are received by the successor servicer under the terms of this Agreement.

            If an Event of Default described in clause (i), (j) or (l) occurs, the Master Servicer or the Back-Up Servicer solely with respect to clause (i), shall at the direction of DLJMC, by notice in writing to such Servicer, terminate all of the rights and obligations of such Servicer under this
Agreement (other than rights to reimbursement for Advances and Servicing
Advances previously made, as provided in Section 3.08) and shall appoint as successor Servicer the entity selected by DLJMC in accordance with Section 8.02;
provided DLJMC shall first furnish to the Master Servicer or the Back-Up
Servicer, as applicable, a letter from each Rating Agency that the appointment of such successor will not result in a downgrading of the rating of any of the
Certificates.

                                      153

            If an Event of Default described in clause (k) occurs, the Trustee shall at the direction of DLJMC, by notice in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer under this
Agreement (other than rights to reimbursement for Advances previously made, as provided in Section 3.08) and shall appoint as successor Master Servicer the entity selected by DLJMC in accordance with Section 8.02; provided DLJMC shall first furnish to the Trustee a letter from each Rating Agency that the appointment of such successor will not result in a downgrading of the rating of any of the Certificates.

            No Event of Default with respect to the Servicer shall affect the rights or duties of the Master Servicer or constitute an Event of Default as to the Master Servicer.

SECTION 8.02.     Master Servicer or Trust Administrator to Act; Appointment
                  of Successor.

            On and after the time the Master Servicer or a Servicer receives a notice of termination pursuant to Section 8.01 hereof or resigns pursuant to
Section 7.04 hereof, subject to the provisions of Section 3.04 hereof, the
Trustee (in the case of the Master Servicer), the Trust Administrator or the
Back-Up Servicer (in the case of SPS), shall be the successor in all respects to the Master Servicer or such Servicer, as applicable, in its capacity as servicer under this Agreement and with respect to the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer or such Servicer, as applicable, by the terms and provisions hereof; provided that the Trustee, the
Trust Administrator, the Master Servicer or the Back-Up Servicer, as applicable, shall not be deemed to have made any representation or warranty as to any
Mortgage Loan made by the Master Servicer or any Servicer, as applicable, and shall not effect any repurchases or substitutions of any Mortgage Loan; provided further, that it is understood and acknowledged by the parties hereto that there will be a full period of transition (not to exceed ninety (90) days) before the actual servicing functions of any Servicer can be fully transferred to Wells
Fargo as successor Servicer; provided further, that during such period of transition Wells Fargo, as successor Servicer, shall continue to make all required Compensating Interest Payments and Advances. As compensation therefor, the Trustee, the Trust Administrator, the Back-Up Servicer or the Master
Servicer, as applicable, shall be entitled to all funds relating to the Mortgage
Loans that the Master Servicer or related Servicer (the "Replaced Servicer")
would have been entitled to charge to the related Collection Account if the
Replaced Servicer had continued to act hereunder (except that the Replaced
Servicer shall retain the right to be reimbursed for advances (including, without limitation, Advances and Servicing Advances) theretofore made by the
Replaced Servicer with respect to which it would be entitled to be reimbursed as provided in Section 3.08 if it had not been so terminated or resigned).
Notwithstanding the foregoing, if the Trustee, the Trust Administrator, the
Back-Up Servicer or the Master Servicer, as applicable, has become the successor to a Replaced Servicer, in accordance with this Section 8.02, the Trustee, the
Trust Administrator, the Back-Up Servicer or the Master Servicer, as applicable, may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which does not adversely affect the then current rating of the Certificates, as the successor to the Master Servicer, the Back-Up Servicer or a Servicer, as
applicable, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer, the Back-Up
Servicer or such Servicer, as applicable, provided that such successor to the
Master Servicer, the Back-Up Servicer or the Servicer, as applicable, shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Master Servicer or the related Servicer, as applicable. Pending appointment of a successor to the Master Servicer, the Back-Up Servicer or a
Servicer, as applicable, hereunder, the Trustee, the Trust Administrator or the
Master Servicer, as applicable, unless such party is prohibited by law from so acting, shall act in such capacity as provided herein. In connection with such appointment and assumption, the Trustee, the Trust Administrator, the Master
Servicer or the Back-Up Servicer, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Replaced Servicer, hereunder. The Trustee, the Trust Administrator or the Master Servicer, as applicable, and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. None of the Trustee, the Trust
Administrator, the Master Servicer nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by the failure of a Replaced Servicer to deliver, or any delay in delivering, cash, documents or records to it.

                                      154

            A Replaced Servicer that has been terminated shall, at the request of the Trustee, the Trust Administrator, the Master Servicer or the Back-Up
Servicer, as applicable, but at the expense of such Replaced Servicer deliver to the assuming party all documents and records relating to the applicable Mortgage
Loans and an accounting of amounts collected and held by it and otherwise use commercially reasonable efforts to effect the orderly and efficient transfer and assignment of such servicing, but only to the extent of the Mortgage Loans serviced thereunder, to the assuming party. Notwithstanding anything to the contrary contained herein, the termination of a Servicer under this Agreement shall not extend to any Sub-Servicer meeting the requirements of Section 3.02(a)
and otherwise servicing the related Mortgage Loans in accordance with the servicing provisions of this Agreement.

            The Master Servicer, the Back-Up Servicer and each Servicer shall cooperate with the Trustee and the Trust Administrator and any successor servicer in effecting the termination of a Replaced Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by such Servicer to the applicable Collection Account or thereafter received with respect to the Mortgage Loans.

            None of the Trustee, the Trust Administrator nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (a) the failure of the Master Servicer, the Back-Up Servicer or any
Servicer to (i) deliver, or any delay in delivering, cash, documents or records to it, or (ii) cooperate as required by this Agreement, or (b) restrictions imposed by any regulatory authority having jurisdiction over the Master
Servicer, the Back-Up Servicer or the related Servicer.

            Any successor to a Servicer as servicer shall during the term of its service as servicer maintain in force the policy or policies that such Servicer is required to maintain pursuant to Section 3.09(b) hereof.

            If a Servicer that has been terminated fails to pay all costs related to the transition of servicing to the successor Servicer, the successor
Servicer shall be entitled to reimbursement of those amounts from the Trust.

            In connection with the termination or resignation of a Servicer hereunder, either (i) the successor Servicer, including the Trust Administrator or Master Servicer if either of such parties is acting as successor Servicer or
Back-Up Servicer, shall represent and warrant that it or an affiliate is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the related Mortgage Loans that are registered with MERS, or (ii) the
Replaced Servicer, at its sole expense, shall cooperate with the successor
Servicer either (x) in causing MERS to execute and deliver an Assignment of
Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Servicer or (y) in causing MERS to designate on the MERS(R) System the successor Servicer as the servicer of such Mortgage Loan (at the cost and expense of the successor
Servicer to the extent such costs relate to the qualification of such successor
Servicer as a member of MERS, otherwise at the cost and expense of the Replaced
Servicer). The Replaced Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The successor Servicer shall cause such assignment to be delivered to the Trustee promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

                                      155

SECTION 8.03.     Notification to Certificateholders.

            (a) Upon any termination or appointment of a successor to the Master
Servicer or any Servicer, the Trust Administrator shall give prompt written notice thereof to the Seller and the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies, or,
as applicable, the Master Servicer shall give prompt written notice thereof to the Trust Administrator.

            (b) Within two Business Days after the occurrence of any Event of
Default, the Trust Administrator shall transmit by mail to the Seller and all
Certificateholders, and the Rating Agencies notice of each such Event of Default hereunder known to the Trust Administrator, unless such Event of Default shall have been cured or waived.

SECTION 8.04.     Waiver of Events of Default.

            The Holders representing at least 66% of the Voting Rights of
Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of
Default under clause (g) of Section 8.01 may be waived, only by all of the
Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 8.04 shall affect the Holders of Certificates in the manner set forth in Section 12.01(b)(i), (ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of
Default, such default or Event of Default shall cease to exist and shall be deemed to have been cured and remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE IX

                             CONCERNING THE TRUSTEE

SECTION 9.01.     Duties of Trustee.

            The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of
Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the
Certificateholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

                                      156

            No provision of this Agreement shall be construed to relieve the
Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

            (a) prior to the occurrence of an Event of Default of which a
Responsible Officer of the Trustee shall have actual knowledge, and after the curing or of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this
Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (b) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent in ascertaining or investigating the pertinent facts;

            (c) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement at the direction of the Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

            (d) no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

            (e) the Trustee shall have no responsibility for any act or omission of the Trust Administrator or LaSalle, it being understood and agreed that the
Trustee, Trust Administrator and LaSalle are independent contractors and not agents, partners or joint venturers.

            The Trustee shall not be deemed to have knowledge of any Event of
Default or event which, with notice or lapse of time, or both, would become an
Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from a Servicer, the Depositor or a
Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the
Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

                                      157

            The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Master Servicer or the related Servicer upon receipt of any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the
Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii)
which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a
Mortgaged Property.

SECTION 9.02.     Certain Matters Affecting the Trustee.

            (a) Except as otherwise provided in Section 9.01:

                 (i) the Trustee may request and rely upon and shall be
     protected in acting or refraining from acting upon any resolution,
     Officer's Certificate, certificate of auditors, Servicing Officers or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (ii) the Trustee may consult with counsel, financial advisors or accountants and any advice of such Persons or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                 (iii) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this
     Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                 (iv) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                 (v) prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by
     Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid (A) by the Master Servicer or by the applicable
     Servicer in the event that such investigation relates to an Event of
     Default by the Master Servicer or by such Servicer, respectively, if an
     Event of Default by the Master Servicer or by such Servicer shall have occurred and is continuing, and (B) otherwise by the Certificateholders requesting the investigation;

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                 (vi) the Trustee may execute any of the trusts or powers
     hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

                 (vii) the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

                 (viii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement; and

                 (ix) the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the
     Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

            (b) All rights of action under this Agreement or under any of the
Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 9.03.     Trustee Not Liable for Certificates or Mortgage Loans.

            The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer or a Servicer, as the case may be, and the
Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement, the
Certificates or of any Mortgage Loan or related document or of MERS or the
MERS(R) System. The Trustee shall not be accountable for the use or application by the Depositor, the Seller, the Master Servicer or any Servicers of any funds paid to the Depositor or the Master Servicer or any Servicer in respect of the
Mortgage Loans or deposited in or withdrawn from the Certificate Account by the
Depositor, the Seller, the Master Servicer or the Servicers. The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the
Certificates issued or intended to be issued hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this
Agreement.

SECTION 9.04.     Trustee May Own Certificates.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the other parties hereto and with their Affiliates, with the same rights as it would have if it were not the Trustee.

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SECTION 9.05.     Trustee's Fees and Expenses.

            The Trustee shall be compensated by the Trust Administrator as separately agreed. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by DLJMC and held harmless (up to a maximum of
$150,000) against any loss, liability or expense (including reasonable attorney's fees and expenses) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misconduct, bad faith or negligence in the performance of any of the Trustee's duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the
Certificateholders and (ii) resulting from any error in any tax or information return prepared by the Master Servicer or a Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the
Trustee hereunder. Without limiting the foregoing, the Depositor covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the
Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this
Agreement with respect to: (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the
Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the
Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as
Trustee hereunder or for any other expenses. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 9.06.     Eligibility Requirements for Trustee.

            The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of any state or the
United States of America, authorized under such laws to exercise corporate trust powers, having ratings on its long term debt obligations at the time of such appointment in at least the third highest rating category by both Moody's and
S&P (provided that if such rating is in the third highest rating category of
S&P, the Trustee shall also have a short-term rating from S&P of A-1) or such lower ratings as will not cause Moody's or S&P to lower their then current ratings of the Class A Certificates (other than the Class 5-X and Residual
Certificates), having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

SECTION 9.07.     Resignation and Removal of Trustee.

            The Trustee may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor,
DLJMC, the Trust Administrator, the Master Servicer, the Special Servicer and
the Servicers and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the
Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect, and (b) acceptance by a successor trustee in accordance with Section 9.08 meeting the qualifications set forth in Section
9.06.

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            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the
Trustee breaches any of its obligations or representations hereunder, then the
Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the
Trustee and one copy to the successor trustee. The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the
Voting Rights evidenced by the Certificates. Notice of any removal of the
Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Depositor.

            If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or receipt of a notice of removal, the resigning Trustee may, at the
Trust Fund's expense, petition any court of competent jurisdiction for the appointment of a successor trustee.

            Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.08 hereof.

SECTION 9.08.     Successor Trustee.

            Any successor trustee appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, upon receipt of all amounts due it hereunder, and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

            No successor trustee shall accept appointment as provided in this
Section 9.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06 hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

            Upon acceptance of appointment by a successor trustee as provided in this Section 9.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

SECTION 9.09.     Merger or Consolidation of Trustee.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

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SECTION 9.10.     Appointment of Co-Trustee or Separate Trustee.

            Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more
Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the
Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (a) all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer or a Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the
Trustee (whether as Trustee hereunder or as successor to the Master Servicer or a Servicer), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

            (b) no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

            (c) the Master Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the
Master Servicer or the Servicers and the Depositor.

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            Any separate trustee or co-trustee may, at any time, constitute the
Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Agreement on its behalf and in its name. The Trust Administrator shall not be responsible for all action or inaction of any separate trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 9.11.     Office of the Trustee.

            The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

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                                   ARTICLE X

                       CONCERNING THE TRUST ADMINISTRATOR

SECTION 10.01.    Duties of Trust Administrator.

            The Trust Administrator, prior to the occurrence of an Event of
Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default of which a Responsible Officer of the Trust
Administrator shall have actual knowledge has occurred and remains uncured, the
Trust Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs. Any permissive right of the Trust Administrator set forth in this Agreement shall not be construed as a duty.

            The Trust Administrator, upon receipt of all resolutions,
certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trust Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement. The
Trust Administrator shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trust Administrator. If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trust Administrator shall notify the Certificateholders of such instrument in the event that the Trust Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

            No provision of this Agreement shall be construed to relieve the
Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

            (a) prior to the occurrence of an Event of Default of which a
Responsible Officer of the Trust Administrator shall have actual knowledge, and after the curing or of all such Events of Default that may have occurred, the duties and obligations of the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trust Administrator shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trust Administrator and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trust Administrator and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (b) the Trust Administrator shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible
Officers of the Trust Administrator, unless the Trust Administrator was negligent in ascertaining or investigating the pertinent facts;

            (c) the Trust Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Holders of
Certificates evidencing greater than 50% of the Voting Rights allocated to each
Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trust Administrator, or exercising any trust or power conferred upon the Trust Administrator, under this Agreement;
and

                                      164

            (d) no provision of this Agreement shall require the Trust
Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            The Trust Administrator shall have no duty (A) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B)
to see to any insurance, or (C) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Certificate Account.

            Except with respect to an Event of Default described in clause (a)
of Section 8.01, the Trust Administrator shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trust
Administrator shall have received written notice thereof from the Master
Servicer or a Servicer, the Depositor, or a Certificateholder, or a Responsible
Officer of the Trust Administrator has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trust Administrator following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the
Trust Administrator.

            The Trust Administrator shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trust Administrator shall use its best efforts to remit to the Master
Servicer or the Servicer upon receipt of any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trust Administrator, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trust
Administrator to make a determination that the real property to which such document relates is a Mortgaged Property.

SECTION 10.02.    Certain Matters Affecting the Trust Administrator.

            (a) Except as otherwise provided in Section 10.01:

                 (i) the Trust Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution,
     Officer's Certificate, certificate of auditors, Servicing Officers or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (ii) the Trust Administrator may consult with counsel,
     financial advisors or accountants and any advice of such Persons or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

                                      165

                 (iii) the Trust Administrator shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such
     Certificateholders shall have offered to the Trust Administrator reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trust Administrator of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trust
     Administrator shall have actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this
     Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

                 (iv) the Trust Administrator shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                 (v) prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default that may have occurred, the Trust Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing greater than 50%
     of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trust
     Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trust
     Administrator, not reasonably assured to the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trust
     Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid (A) by the Master Servicer or by the applicable Servicer in the event that such investigation relates to an
     Event of Default by the Master Servicer or by such Servicer, respectively, if an Event of Default by the Master Servicer or such Servicer shall have occurred and is continuing, and (B) otherwise by the Certificateholders requesting the investigation;

                 (vi) the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trust Administrator shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

                 (vii) the Trust Administrator shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

                 (viii) the Trust Administrator shall not be liable for any loss on any investment of funds pursuant to this Agreement except as provided in
     Section 3.05(e);

                 (ix) the right of the Trust Administrator to perform any
     discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trust Administrator shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

                                      166

                 (x) The Trust Administrator shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

            (b) All rights of action under this Agreement or under any of the
Certificates, enforceable by the Trust Administrator, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trust Administrator shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 10.03.    Trust Administrator Not Liable for
                  Certificates or Mortgage Loans.

            The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer or a Servicer, as the case may be, and the
Trust Administrator assumes no responsibility for their correctness. The Trust
Administrator makes no representations as to the validity or sufficiency of this
Agreement, the Certificates or of any Mortgage Loan or related document. The
Trust Administrator shall not be accountable for the use or application by the
Depositor, the Seller, the Master Servicer or the Servicers of any funds paid to the Depositor or the Master Servicer or any Servicer in respect of the Mortgage
Loans or deposited in or withdrawn from the Certificate Account by the
Depositor, the Seller, the Master Servicer or the Servicers. The Trust
Administrator shall not be responsible for the legality or validity of this
Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trust
Administrator shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection for any security interest or lien granted to it hereunder or to record this Agreement.

                                      167

SECTION 10.04.    Trust Administrator May Own Certificates.

            The Trust Administrator in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trust Administrator.

SECTION 10.05.    Trust Administrator's Fees and Expenses.

            As compensation for its services hereunder, the Trust Administrator shall be entitled to the investment income or other benefit derived from balances in the Certificate Account pursuant to Section 3.05(e) (the "Trust
Administrator Fee"). The Trust Administrator and any director, officer, employee or agent of the Trust Administrator shall be indemnified by DLJMC (or if DLJMC shall fail to do so, by the Trust) and held harmless against any loss, liability or expense (including reasonable attorney's fees and expenses) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b)
the Certificates, (c) the Custodial Agreement, or (d) the performance of any of the Trust Administrator's duties hereunder or under the Custodial Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trust
Administrator's duties hereunder or incurred by reason of any action of the
Trust Administrator taken at the direction of the Certificateholders and (ii)
resulting from any error in any tax or information return prepared by the Master
Servicer or a Servicer; provided however, that the sum of (x) such indemnity amounts payable by DLJMC or the Trust to the Trust Administrator pursuant to this Section 10.05 and (y) the indemnity amounts payable by DLJMC or the Trust to the Master Servicer pursuant to Section 3.14(c), shall not exceed $200,000 per year; provided, further, that any amounts not payable by DLJMC or the Trust to the Trust Administrator due to the preceding proviso shall be payable by
DLJMC (or if DLJMC fails to do so, by the Trust) in any succeeding year, subject to the aggregate $200,000 per annum limitation imposed by the preceding proviso.
Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trust Administrator hereunder. Without limiting the foregoing, DLJMC (or if DLJMC fails to do so, the Trust) shall, except as otherwise agreed upon in writing by DLJMC and the Trust Administrator, and except for any such expense, disbursement or advance as may arise from the Trust
Administrator's negligence, bad faith or willful misconduct, pay or reimburse the Trust Administrator (up to a maximum of $150,000), for all reasonable expenses, disbursements and advances incurred or made by the Trust Administrator in accordance with any of the provisions of this Agreement with respect to: (A)
the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trust Administrator, to the extent that the Trust Administrator must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. In addition, DLJMC (or if DLJMC fails to do so, the Trust) shall pay or reimburse the Trust Administrator for recertification fees required to be paid by the Trust Administrator pursuant to the Custodial Agreement. Except as otherwise provided herein, the Trust
Administrator shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trust Administrator in the ordinary course of its duties as Trust Administrator, Registrar, Tax Matters Person or Paying Agent
hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall the Trust Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trust Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 10.06.    Eligibility Requirements for Trust Administrator.

            The Trust Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and (c) with respect to every successor Trust Administrator hereunder an institution the long-term unsecured debt obligations of which are rated at least Baa3 or better by Moody's and BBB or better by S&P unless the failure of the Trust Administrator's long-term unsecured debt obligations to have such ratings would not result in the lowering of the ratings originally assigned to any Class of Certificates. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the
Trust Administrator shall cease to be eligible in accordance with the provisions of this Section 10.06, the Trust Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof.

SECTION 10.07.    Resignation and Removal of Trust Administrator.

            The Trust Administrator may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor, the Seller, the Trustee, the Master Servicer, the Special
Servicer and the Servicers and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 10.08, such resignation is to take effect, and (b) acceptance by a successor trust administrator in accordance with Section 10.08 meeting the qualifications set forth in Section 10.06.

                                      168

            If at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trust
Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trust Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trust
Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trust Administrator breaches any of its obligations or representations hereunder, then the Depositor may remove the
Trust Administrator and appoint a successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the
Trust Administrator and one copy to the successor trust administrator. The Trust
Administrator may also be removed at any time by the Trustee or the Holders of
Certificates evidencing not less than 50% of the Voting Rights evidenced by the
Certificates. Notice of any removal of the Trust Administrator and acceptance of appointment by the successor trust administrator shall be given to the Rating
Agencies by the Depositor.

            If no successor trust administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or receipt of a notice of removal, the resigning Trust Administrator may, at the Trust Fund's expense, petition any court of competent jurisdiction for the appointment of a successor trust administrator.

            Notwithstanding the foregoing, if the Master Servicer shall for any reason no longer be Master Servicer hereunder, at DLJMC's request, the Trust
Administrator shall resign, upon the selection and appointment of a successor trust administrator meeting the qualifications set forth in Section 10.06.

            Any resignation or removal of the Trust Administrator and
appointment of a successor trust administrator pursuant to any of the provisions of this Section 10.07 shall become effective upon acceptance of appointment by the successor trust administrator as provided in Section 10.08 hereof.

SECTION 10.08.    Successor Trust Administrator.

            Any successor trust administrator appointed as provided in Section
10.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trust administrator an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trust administrator shall become effective and such successor trust administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trust Administrator herein. The
Depositor, upon receipt of all amounts due it hereunder, and the predecessor trust administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trust administrator all such rights, powers, duties, and obligations.

            No successor trust administrator shall accept appointment as provided in this Section 10.08 unless at the time of such acceptance such successor trust administrator shall be eligible under the provisions of Section
10.06 hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

            Upon acceptance of appointment by a successor trust administrator as provided in this Section 10.08, the Depositor shall mail notice of the succession of such trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trust administrator, the successor trust administrator shall cause such notice to be mailed at the expense of the Depositor.

                                      169

SECTION 10.09.    Merger or Consolidation of Trust Administrator.

            Any Person into which the Trust Administrator may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trust Administrator shall be a party, or any Person succeeding to the business of the Trust Administrator, shall be the successor of the Trust Administrator hereunder, provided that such
Person shall be eligible under the provisions of Section 10.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 10.10.    Appointment of Co-Trust Administrator or Separate Trust
                  Administrator.

            Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trust Administrator acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trust Administrator to act as co-trust administrator or co-trust administrators jointly with the Trust Administrator, or separate trust administrator or separate trust administrators, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the
Trust Fund, or any part thereof, and, subject to the other provisions of this
Section 10.10, such powers, duties, obligations, rights and trusts as the Master
Servicer and the Trust Administrator may consider necessary or desirable. If the
Master Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of
Default shall have occurred and be continuing, the Trust Administrator alone shall have the power to make such appointment. No co-trust administrator or separate trust administrator hereunder shall be required to meet the terms of eligibility as a successor trust administrator under Section 10.06 and no notice to Certificateholders of the appointment of any co-trust administrator or separate trust administrator shall be required under Section 10.08.

            Every separate trust administrator and co-trust administrator shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (a) all rights, powers, duties and obligations conferred or imposed upon the Trust Administrator, except for any obligation of the Trust
Administrator under this Agreement to advance funds on behalf of the Master
Servicer or the Servicer, shall be conferred or imposed upon and exercised or performed by the Trust Administrator and such separate trust administrator or co-trust administrator jointly (it being understood that such separate trust administrator or co-trust administrator is not authorized to act separately without the Trust Administrator joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trust Administrator (whether as Trust Administrator hereunder or as successor to the Master Servicer or the Servicer), the Trust Administrator
shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trust administrator or co-trust administrator, but solely at the direction of the Trust Administrator;

            (b) no trust administrator hereunder shall be held personally liable by reason of any act or omission of any other trust administrator hereunder; and

            (c) the Master Servicer and the Trust Administrator acting jointly may at any time accept the resignation of or remove any separate trust administrator or co-trust administrator.

                                      170

            Any notice, request or other writing given to the Trust
Administrator shall be deemed to have been given to each of the then separate trust administrators and co-trust administrators, as effectively as if given to each of them. Every instrument appointing any separate trust administrator or co-trust administrator shall refer to this Agreement and the conditions of this
Article X. Each separate trust administrator and co-trust administrator, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the
Trust Administrator or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this
Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trust Administrator. Every such instrument shall be filed with the Trust Administrator and a copy thereof given to the Master Servicer or the Servicers and the Depositor.

            Any separate trust administrator or co-trust administrator may, at any time, constitute the Trust Administrator, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.
The Trust Administrator shall not be responsible for any action or inaction of any separate Trust Administrator or Co-Trust Administrator. If any separate trust administrator or co-trust administrator shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trust Administrator, to the extent permitted by law, without the appointment of a new or successor trust administrator.

SECTION 10.11.    Office of the Trust Administrator.

            The office of the Trust Administrator for purposes of receipt of notices and demands is the Corporate Trust Office.

SECTION 10.12.    Tax Return.

            The Master Servicer and each Servicer, upon request, will furnish the Trust Administrator with all such information related to the Mortgage Loans in the possession of the Master Servicer or such Servicer as may be reasonably required in connection with the preparation by the Trust Administrator of all tax and information returns of the Trust Fund, and the Trust Administrator shall sign such returns. The Master Servicer and each Servicer, severally and not jointly, shall indemnify the Trust Administrator for all reasonable costs, including legal fees and expenses, related to errors in such tax returns due to errors only in such information provided by the Master Servicer or by such
Servicer.

SECTION 10.13.    Commission Reporting.

            (a) The Trust Administrator, each Servicer and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust's satisfying the reporting requirements under the Exchange Act. The Trust
Administrator shall prepare on behalf of the Depositor any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Depositor shall sign and the Trust Administrator shall file (via EDGAR) such Forms on behalf of the
Depositor. The Depositor hereby grants to the Trust Administrator a limited power of attorney to execute and file each such document on behalf of the
Depositor. Such power of attorney shall continue until the earlier of (i)
receipt by the Trust Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust.

                                      171

            (b) Each Form 8-K shall be filed by the Trust Administrator within
15 days after each Distribution Date, with a copy of the statement to the
Certificateholders for such Distribution Date as an exhibit thereto. Prior to
March 31st of the calendar year following the calendar year during which the
Closing Date occurs (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Commission), the Trust Administrator shall file a Form 10-K, in substance as required by applicable law or applicable
Commission staff's interpretations. Such Form 10-K shall include as exhibits, each Servicer's and the Master Servicer's annual statement of compliance described under Section 3.16 and the accountant's report described under Section
3.17, in each case to the extent they have been timely delivered to the Trust
Administrator. If they are not so timely delivered, the Trust Administrator shall file an amended Form 10-K including such documents as exhibits promptly after they are delivered to the Trust Administrator. The Trust Administrator
shall have no liability with respect to any failure to properly or timely prepare or file such periodic reports resulting from or relating to the Trust
Administrator's inability or failure to obtain any information not resulting from its own negligence or willful misconduct. The Form 10-K shall also include a certification in the form attached hereto as Exhibit T (the "Depositor
Certification"), which shall be signed by the senior officer of the Depositor in charge of securitization. The Trust Administrator shall have no responsibility to file any items other than those specified in this Section 10.13.

            (c) Not later than 15 calendar days before the date on which the
Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, if such day is not a Business Day, the immediately preceding Business Day), the
Trust Administrator shall sign a certification in the form attached hereto as
Exhibit U (the "Trust Administrator Certification") for the benefit of the
Depositor and its officers, directors and affiliates regarding certain aspects of items 1 through 3 of the Depositor Certification. In addition, the Trust
Administrator shall, subject to the provisions of Sections 10.01 and 10.02 hereof, indemnify and hold harmless the Depositor and each Person, if any, who
"controls" the Depositor within the meaning of the 1933 Act and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trust
Administrator's obligations under this Section 10.13 or any inaccuracy made in the Trust Administrator Certification. If the indemnification provided for in this Section 10.13(c) is unavailable or insufficient to hold harmless such
Persons, then the Trust Administrator shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Trust Administrator on the other. The Trust Administrator acknowledges that the Depositor is relying on the Trust Administrator's performance of its obligations under this Section
10.13 in order to perform its obligations under Section 10.13(b) above.

                 (d) (i) Not later than 15 calendar days before the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the
     Commission (or, if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer will deliver to the Depositor and the Trust Administrator an Officer's Certificate for the prior calendar year in substantially the form of Exhibit V-1 to this Agreement. The Master
     Servicer agrees to indemnify and hold harmless each of the Depositor, the
     Trust Administrator and each Person, if any, who "controls" the Depositor or the Trust Administrator within the meaning of the 1933 Act and their respective officers and directors against any and all losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that such Person may sustain arising out of third party claims based on (i) the failure of the Master Servicer to deliver or cause to be delivered when required any Officer's Certificate required pursuant to this Section 10.13(d)(i), or (ii) any material misstatement or omission contained in any Officer's Certificate provided pursuant to this
     Section 10.13(d)(i). If an event occurs that would otherwise result in an indemnification obligation under clauses (i) or (ii) above, but the indemnification provided for in this Section 10.13(d)(i) by the Master
     Servicer is unavailable or insufficient to hold harmless such Persons, then the Master Servicer shall contribute to the amount paid or payable by such
     Persons as a result of the losses, claims, damages or liabilities of such
     Persons in such proportion as is appropriate to reflect the relative fault of the Depositor or Trust Administrator on the one hand and the Master
     Servicer on the other. The Master Servicer acknowledges that the Depositor and the Trust Administrator are relying on the Master Servicer's performance of its obligations under this Agreement in order to perform their respective obligations under this Section 10.13.

                                      172

                 (ii) Not later than 15 calendar days before the date on which the Depositor's annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the
     Commission (or if such day is not a Business Day, the immediately preceding
     Business Day), each Servicer, with respect to the Mortgage Loans serviced by such Servicer, will deliver to the Trust Administrator, and the Trust
     Administrator shall forward to the Depositor and the Master Servicer, an
     Officer's Certificate for the prior calendar year in substantially the form of Exhibit V-2 to this Agreement. Each Servicer agrees to indemnify and hold harmless each of the Depositor, the Trust Administrator, the Master
     Servicer and each Person, if any, who "controls" the Depositor, the Trust
     Administrator and the Master Servicer within the meaning of the 1933 Act and their respective officers and directors against any and all losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that such Person may sustain arising out of third party claims based on (i) the failure of such Servicer to deliver or cause to be delivered when required any Officer's Certificate required pursuant to this Section 10.13(d)(ii), or (ii) any material misstatement or omission contained in any Officer's Certificate provided pursuant to this
     Section 10.13(d)(ii). If an event occurs that would otherwise result in an indemnification obligation under clauses (i) or (ii) above, but the indemnification provided for in this Section 10.13(d)(ii) by such Servicer is unavailable or insufficient to hold harmless such Persons, then such
     Servicer shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the
     Depositor, Trust Administrator or the Master Servicer on the one hand and such Servicer on the other. Each Servicer acknowledges that the Depositor, the Trust Administrator and the Master Servicer are relying on such
     Servicer's performance of its obligations under this Agreement in order to perform their respective obligations under this Section 10.13.

            (e) Upon any filing with the Commission, the Trust Administrator shall promptly deliver to the Depositor a copy of any executed report, statement or information.

            (f) If the Commission issues additional interpretative guidance or promulgates additional rules or regulations, or if other changes in applicable law occur, that would require the reporting arrangements, or the allocation of responsibilities with respect thereto, described in this Section 10.13, to be conducted differently than as described, the Depositor, each Servicer, the
Master Servicer and the Trust Administrator will reasonably cooperate to amend the provisions of this Section 10.13 in order to comply with such amended reporting requirements and such amendment of this Section 10.13. Any such amendment shall be made in accordance with Section 12.01 without the consent of the Certificateholders, and may result in a change in the reports filed by the
Trust Administrator on behalf of the Trust under the Exchange Act.
Notwithstanding the foregoing, the Depositor, each Servicer, the Master Servicer and the Trust Administrator shall not be obligated to enter into any amendment pursuant to this Section 10.13 that adversely affects its obligations and immunities under this Agreement.

            (g) Prior to January 31 of the first year in which the Trust
Administrator is able to do so under applicable law, the Trust Administrator shall file a Form 15D Suspension Notification with respect to the Trust.

                                      173

SECTION 10.14.    Determination of Certificate Index.

            On each Interest Determination Date, the Trust Administrator shall determine each Certificate Index for the Accrual Period and inform the Master
Servicer and each Servicer of such rate and such rate shall be final and binding, absent a manifest error of the Trust Administrator.

                                      174

                                   ARTICLE XI

                                   TERMINATION

    SECTION 11.01. Termination upon Liquidation or Purchase of all Mortgage
                                     Loans.

            The obligations and responsibilities of the Master Servicer, the
Special Servicer or the Servicers, the Back-Up Servicer, the Seller, the
Depositor, the Trustee and the Trust Administrator created hereby with respect to the related Group or Groups created hereby shall terminate upon the earlier of:

            (a) (i) with respect to Loan Group 1, Loan Group 2, Loan Group 3 and
Loan Group 4 the purchase by the Terminating Entity, at its election, of all
Mortgage Loans in such Loan Groups and all property acquired in respect of any remaining Mortgage Loan in such Loan Groups, which purchase right the
Terminating Entity may exercise at its sole and exclusive election as of any
Distribution Date (such applicable Distribution Date with respect to such
Mortgage Loans being herein referred to as the "Optional Termination Date") on or after the date on which the aggregate Principal Balance of the Mortgage Loans in such Loan Groups, at the time of the purchase is less than or equal to the sum of (1) 10% of the aggregate Principal Balance of the Mortgage Loans in Loan
Group 3 and Loan Group 4 as of the Initial Cut-off Date and (2) the sum of the
Aggregate Group 1 Collateral Balance and the Aggregate Group 2 Collateral
Balance as of the Initial Cut-off Date; and

                 (ii) with respect to Loan Group 5, the purchase by the
     Terminating Entity, at its election, of all Mortgage Loans in such Loan
     Group and all property acquired in respect of any remaining Mortgage Loan in such Loan Group, which purchase right the Terminating Entity may exercise at its sole and exclusive election as of any Distribution Date
     (such applicable Distribution Date with respect to such Mortgage Loans being herein referred to as the "Optional Termination Date") on or after the date on which the aggregate Principal Balance of the Mortgage Loans in such Loan Group, at the time of the purchase is less than or equal to 10%
     of the Aggregate Group 5 Collateral Balance as of the Initial Cut-off Date;
     and

            (b) the later of (i) twelve months after the maturity of the last
Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (iii) the distribution to
Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.

            In no event shall the trust created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement or (ii) the
Distribution Date in May 2037.

            The Mortgage Loan Purchase Price for any such Optional Termination shall be equal to the greater of (a) the sum of (i) 100% of the Stated Principal
Balance of each Mortgage Loan in the applicable Loan Group (other than in respect of REO Property) plus accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the applicable Mortgage Rate, to but not including the Due Date in the month of the final Distribution Date (or the Net Mortgage Rate with respect to any Mortgage Loan currently serviced by the entity exercising such Optional Termination) and (ii) with respect to any
REO Property, the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the
Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case and (iii) any remaining unreimbursed Advances, Servicing Advances and unpaid Servicing Fees (other than any unreimbursed Advances and Servicing
Advances and unpaid Servicing Fees, if any, due to the Terminating Entity) and
other amounts payable to the Trustee and Trust Administrator (the sum of (i),
(ii) and (iii), collectively, the "Par Value") and (b) the Fair Market Value of
all of the property of the Trust.

                                      175

            The "Fair Market Value" shall be the fair market value of all of the property of the Trust, as agreed upon between the Terminating Entity and a majority of the holders of the Class AR-L Certificates; provided, however, that if the Terminating Entity and a majority of the holders of the Class AR-L
Certificates do not agree upon the fair market value of all the property of the
Trust, the Terminating Entity, or an agent appointed by the Terminating Entity, shall solicit bids for all of the property of the Trust until it has received three bids, and the Fair Market Value shall be equal to the highest of such three bids.

SECTION 11.02.    Procedure Upon Optional Termination.

            (a) In case of any Optional Termination pursuant to Section 11.01, the Terminating Entity shall, at least twenty days prior to the date notice is to be mailed to the affected Certificateholders notify the Trustee and Trust
Administrator of such Optional Termination Date and of the applicable purchase price of the Mortgage Loans to be purchased. The Trust Administrator shall give notice to the Rating Agencies and the Servicers of election to purchase the
Mortgage Loans pursuant to Section 11.01 hereof and of the Optional Termination
Date.

            (b) Any purchase of the Mortgage Loans by the Terminating Entity shall be made on an Optional Termination Date by deposit of the applicable purchase price into the Certificate Account, as applicable, before the
Distribution Date on which such purchase is effected. Upon receipt by the Trust
Administrator of an Officer's Certificate of the Terminating Entity certifying as to the deposit of such purchase price into the Certificate Account, the Trust
Administrator and each co-Trust Administrator and separate Trust Administrator, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Terminating Entity execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Terminating Entity to vest title in the Terminating Entity in the Mortgage Loans so purchased and shall transfer or deliver to the Terminating
Entity the purchased Mortgage Loans. Any distributions on the Mortgage Loans which have been subject to an Optional Termination received by the Trust
Administrator subsequent to (or with respect to any period subsequent to) the
Optional Termination Date shall be promptly remitted by it to the Terminating
Entity.

            (c) Notice of the Distribution Date on which the Trust Administrator anticipates that the final distribution shall be made (whether upon Optional
Termination or otherwise), shall be given promptly by the Trust Administrator by first class mail to Holders of the affected Certificates. Such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the applicable Optional Termination Date or date of final distribution, as the case may be. Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated,
(ii) the amount of such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such
Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

            (d) In the event that any Certificateholders shall not surrender
Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trust Administrator shall give a second written notice to the remaining such Certificateholders to surrender their
Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

                                      176

            (e) Notwithstanding anything to the contrary herein, the occurrence of an Optional Termination shall be subject to, and shall in no way adversely affect (i) the right of GreenPoint to continue servicing and collecting its
Servicing Fee for any GreenPoint Serviced Mortgage Loan that remains outstanding at the time of such Optional Termination, (ii) the right of U.S. Bank to continue servicing and collecting its Servicing Fee for any U.S. Bank Serviced
Mortgage Loan that remains outstanding at the time of such Optional Termination and (iii) the right of Wells Fargo to continue servicing and collecting its
Servicing Fee for any Wells Fargo Serviced Mortgage Loan that remains outstanding at the time of such Optional Termination.

SECTION 11.03.    Additional Termination Requirements.

            (a) In the event the Terminating Entity exercises its purchase option (x) pursuant to Section 11.01(A)(i) or (y) pursuant to Section
11.01(A)(ii) the related subsidiary REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee and the Trust
Administrator have received an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a "prohibited transaction" of any REMIC created hereunder, as described in Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any
Certificates are outstanding:

                 (i) within 90 days prior to the final Distribution Date set forth in the notice given by Terminating Entity under Section 11.02, the
     Holder of the Class AR or Class AR-L Certificates shall adopt a plan of complete liquidation of REMIC I or REMIC II, as applicable; and

                 (ii) at or after the time of adoption of any such plan of
     complete liquidation for REMIC I or REMIC II, as applicable, at or prior to the final Distribution Date, the Trustee shall sell all of the assets of
     REMIC I or REMIC II, as applicable, to the Depositor for cash.

            (b) Upon the exercise of an Optional Termination by Terminating
Entity in respect of REMIC I or REMIC II, as applicable, pursuant to paragraph
(a) of this Section, followed by the exercise of an Optional Termination in respect of the other subsidiary REMIC (the "Second Subsidiary REMIC") pursuant to Section 11.01, each remaining REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee and the Trust
Administrator have received an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a "prohibited transaction" of a REMIC, as described in
Section 860F of the Code, or (ii) cause any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                                      177

                 (i) concurrently with the adoption of the plan of complete liquidation of the Second Subsidiary REMIC, as set forth in paragraph (a)
     of this Section, the Holder of the Class AR or Class AR-L Certificates, as
     applicable, shall adopt a plan of complete liquidation of each remaining
     REMIC; and

                 (ii) at or after the time of adoption of any such plan of
     complete liquidation for each such remaining REMIC, at or prior to the final Distribution Date of the Second Subsidiary REMIC to be terminated, the Trustee shall sell all of the assets of each such remaining REMIC to the Depositor for cash.

            (c) By its acceptance of a Class AR or Class AR-L Certificate, the
Holder thereof hereby agrees to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate any REMIC created pursuant to this Agreement.

                                      178

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

SECTION 12.01.    Amendment.

            (a) This Agreement may be amended from time to time by the
Depositor, the Master Servicer, the Servicers, the Back-Up Servicer, the Special
Servicer, the Seller, the Trust Administrator and the Trustee, without the consent of any of the Certificateholders,

                 (i) to cure any error or ambiguity,

                 (ii) to correct or supplement any provisions herein that may be inconsistent with any other provisions herein or in the Prospectus
     Supplement,

                 (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any
     Certificate is outstanding or to avoid or minimize the risk of the imposition of any federal income tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such federal income tax and (B)
     such action will not adversely affect the status of the Trust Fund as a
     REMIC or adversely affect in any material respect the interests of any
     Certificateholder,

                 (iv) in connection with the appointment of a successor
     servicer, to modify, eliminate or add to any of the servicing provisions, provided the Rating Agencies confirm the rating of the Certificates, or

                 (v) to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect in any material respect the interests of any
     Certificateholder or cause an Adverse REMIC Event. Any Amendment pursuant to Section 12.01(a)(v) shall not be deemed to adversely affect in any material respect the interests of any Certificateholder if a letter is obtained from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            (b) Except as provided in Section 12.01(c), this Agreement may be amended from time to time by the Depositor, the Master Servicer, the Servicers, the Back-Up Servicer, the Special Servicer, the Seller, the Trust Administrator
and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66 2/3% of the Voting Rights of all the
Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to
Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in (i) above without the consent of the Holders of Certificates evidencing not less than 66 2/3% of the Voting Rights of such
Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment without the consent of 100%
of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Stated Principal Balance of the Mortgage Loans specified in
Section 11.01(a) relating to optional termination of the Trust Fund or (v)
modify the provisions of this Section 12.01.

                                      179

            It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

            (c) This Agreement may be amended from time to time by the
Depositor, the Master Servicer, the Special Servicer, the Servicers, the Back-Up
Servicer, the Trust Administrator and the Trustee for the purpose of making one or more REMIC elections with respect to one or more Classes of Certificates delivered to the Trustee and issuing one or more additional classes of certificates representing interests in the Classes of Certificates delivered to the Trustee; provided, however, such amendment shall require the consent of 100%
of the Holders of the Certificates of the Class or Classes delivered to the
Trust Administrator and such amendment shall not cause an Adverse REMIC Event.

            (d) Promptly after the execution of any amendment to this Agreement, the Trust Administrator shall furnish written notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

            (e) Prior to the execution of any amendment to this Agreement, each of the Trustee and the Trust Administrator shall receive and be entitled to conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement. The Trustee and the Trust Administrator may, but
shall not be obligated to, enter into any such amendment which affects the
Trustee's or the Trust Administrator's own rights, duties or immunities under this Agreement.

            (f) The Master Servicer and the Trust Administrator may consent to any amendment of a Designated Servicing Agreement to make any other provisions with respect to matters or questions arising under such Designated Servicing
Agreement or this Agreement that are not materially inconsistent with the provisions of such Designated Servicing Agreement and this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event. Any amendment pursuant to this Section 12.01(f) shall not be deemed to adversely affect in any material respect the interests of any Certificateholders if a letter is obtained from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            (g) Neither the Master Servicer nor the Trust Administrator shall consent to any amendment of a Designated Servicing Agreement which shall adversely affect in any material respect the interests of the Holders of a Class of Certificates without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class.

            It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment of a
Designated Servicing Agreement, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

                                      180

            Promptly after the execution of any amendment to a Designated
Servicing Agreement pursuant to this Section 12.01(f) or (g), the Trust
Administrator shall furnish, upon written notice of such amendment, written notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

            (h) Notwithstanding any other provision of this Agreement, no amendment shall be made affecting the rights of the Holders of the Class P
Certificates to receive Assigned Prepayment Premiums, including any amendment to
Section 3.23, without the consent of 100% of the Holders of the Class P
Certificates.

SECTION 12.02.    Recordation of Agreement; Counterparts.

            (a) This Agreement (other than Schedule I) is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged
Properties are situated, and in any other appropriate public recording office or elsewhere. Such recordation, if any, shall be effected by the Depositor at its expense, but only upon direction by the Trustee (acting at the direction of the holders of Certificates evidencing a majority of the aggregate Class Principal
Balance) accompanied by an Opinion of Counsel (at the Depositor's expense) to the effect that non-recordation materially and adversely affects the interests of the Certificateholders.

            (b) For the purpose of facilitating the recordation of this
Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 12.03.    Governing Law.

            THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY
THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND
TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND
REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH LAWS.

SECTION 12.04.    Intention of Parties.

            (a) It is the express intent of the Depositor, the Seller, the
Master Servicer, the Special Servicer, the Servicers, the Trust Administrator
and the Trustee that (i) the conveyance by DLJMC of the Mortgage Loans to the
Depositor pursuant to the Assignment and Assumption Agreement and (v) the
conveyance by the Depositor to the Trustee as provided for in Section 2.01 of each of the Seller's and Depositor's right, title and interest in and to the
Mortgage Loans be, and be construed as, an absolute sale and assignment by DLJMC to the Depositor and by the Depositor to the Trustee of the Mortgage Loans for
the benefit of the Certificateholders. Further, it is not intended that any conveyance be deemed to be a pledge of the Mortgage Loans by DLJMC to the
Depositor or by the Depositor to the Trustee to secure a debt or other obligation. However, in the event that the Mortgage Loans are held to be property of GreenPoint, U.S. Bank, DLJMC or the Depositor, as applicable, or if for any reason the Assignment and Assumption Agreement or this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code
and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in Section 2.01 shall be deemed to be a grant by the
Seller and the Depositor to the Trustee on behalf of the Certificateholders, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of the Seller's and the Depositor's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, and all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related
Mortgage, and all other documents in the related Trustee Mortgage Files, and including any Qualified Substitute Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) the Certificate Account; (D) the Collection Account; (E) all
amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (F) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; and (G)
all cash and non-cash proceeds of any of the foregoing; (iii) the possession by the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be a "possession by the secured party," or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-313, 8-313 or 8-321 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, securities intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law. "Secured
Obligations" means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement and (ii) all other obligations of the
Seller and the Depositor under this Agreement and the Assignment and Assumption
Agreement.

                                      181

            (b) The Seller and the Depositor, and, at the Depositor's direction, the Master Servicer or the Servicers, the Trustee and the Trust Administrator,
shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority as applicable. The Depositor shall prepare and file, at the related Servicer's expense, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial
Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by any transfer of any interest of the Master Servicer or any Servicer or the Depositor in any
Mortgage Loan.

SECTION 12.05.    Notices.

            In addition to other notices provided under this Agreement, the
Trust Administrator shall notify the Rating Agencies and the Back-Up Servicer in writing: (a) of any substitution of any Mortgage Loan; (b) of any payment or draw on any insurance policy applicable to the Mortgage Loans; (c) of the final payment of any amounts owing to a Class of Certificates; (d) any Event of
Default under this Agreement; and (e) in the event any Mortgage Loan is purchased in accordance with this Agreement.

                                      182

            All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received (i) in the case of the
Depositor, Credit Suisse First Boston Mortgage Securities Corp., 11 Madison
Avenue, 4th Floor, New York, New York 10010, Attention: Kari S. Roberts (with a copy to DLJ Mortgage Acceptance Corp., 11 Madison Avenue, 4th Floor, New York,
New York 10010, Attention: Bruce Kaiserman); (ii) in the case of the Trustee, the Corporate Trust Office, Attention: Wendy Zhang, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee; (iii) in the case of DLJMC, 11 Madison Avenue, 4th Floor, New York, New York 10010,
Attention: John Graham (with a copy to DLJ Mortgage Acceptance Corp., 11 Madison
Avenue, 4th Floor, New York, New York 10010, Attention: Bruce Kaiserman), or
such other address as may be hereafter furnished to the Depositor and the
Trustee by DLJMC in writing; (iv) in the case of Moody's Investors Service,
Inc., 99 Church Street, New York, New York 10007, Attention: Christine
Lachnicht; (v) in the case of Standard & Poor's Ratings Services, a division of
The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041; (vi)
in the case of SPS, 3815 South West Temple, Salt Lake City, Utah 84115,
Attention: Nigel Brazier, with a copy to 3815 South West Temple, Salt Lake City,
Utah 84115, Attention: General Counsel; (vii) in the case of Wells Fargo, as
Master Servicer, Corporate Trust Office, 9062 Old Annapolis Road, Columbia, MD
21045, Attention: CSFB ARMT 2005-1 or such other address as may be hereafter furnished to the Depositor or the Trustee in writing by Wells Fargo; (viii) in the case of the Trust Administrator, the Corporate Trust Office; (ix) in the
case of GreenPoint, 100 Wood Hollow Drive, Novato, CA 94945, (x) in the case of
U.S. Bank, 1550 American Boulevard East, Bloomington, Minnesota 55425-1139, (xi)
in the case of the Special Servicer, 14523 SW Millikan Way, Beaverton OR 97005,
Attention: Heidi Peterson and (xii) in the case of Wells Fargo, with respect to servicing issues, Wells Fargo Bank, N.A., 1 Home Campus, Des Moines, Iowa
50328-0001, Attention: John B. Brown, MAC-X2401-042, Fax: (515) 213-7121, and
with respect to all other issues, Wells Fargo Bank, N.A., 7495 New Horizon Way,
Frederick, Maryland 21703, Attention: Ruth M. Kovalski, MAC-X3902-02X, Fax:
(301) 846-8201, in each case with a copy to Wells Fargo Bank, N.A., 1 Home
Campus, Des Moines, Iowa 50328- 0001, Attention: General Counsel, MAC-X2401-06T,
or such other address as may be hereafter furnished in writing by Wells Fargo.
Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

SECTION 12.06.    Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this
Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 12.07.    Limitation on Rights of Certificateholders.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such
Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                                      183

            No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Administrator a written notice of an Event of Default and of the continuance thereof, as provided herein, and unless the Holders of Certificates evidencing not less than
25% of the Voting Rights evidenced by the Certificates shall also have made written request upon the Trust Administrator to institute such action, suit or proceeding in its own name as Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other
Certificateholder and the Trust Administrator, that no one or more Holders of
Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such
Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.07, each and every Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

SECTION 12.08.    Certificates Nonassessable and Fully Paid.

            It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trust Administrator pursuant to this Agreement, are and shall be deemed fully paid.

SECTION 12.09.    Protection of Assets.

            Except for transactions and activities entered into in connection with the securitization that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

            (i) borrow money or issue debt;

            (ii) merge with another entity, reorganize, liquidate or sell assets; or

            (iii) engage in any business or activities.

            Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until 366 days after the Certificates have been paid.

                                      184

SECTION 12.10.    Non-Solicitation.

            From and after the date of this Agreement, each of the Depositor, the Seller, the Master Servicer, the Servicers, the Trust Administrator and the
Trustee agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on any such party's behalf, to personally, by telephone, by mail, or electronically by e-mail or through the Interest or otherwise, solicit the borrower or obligor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Depositor, the Seller, the Master Servicer,
any Servicer, the Trust Administrator or the Trustee or any affiliate of any such party that originates mortgage loans in the normal course, which are directed to the general public at large, or segments thereof, including, without limitation, mass mailings based on commercially acquired mailing lists or newspaper, radio and television advertisements shall not constitute solicitation under this Section 12.10, provided, that no segment of the general public shall consist primarily of the borrowers or obligors under the Mortgage Loans. None of the Depositor, the Seller, the Master Servicer, a Servicer, the Trust
Administrator or the Trustee shall permit the sale of the name of any Mortgagor or any list of names that consist primarily of the Mortgages to any Person.

                                      185

                                  ARTICLE XIII

                           SPS AND THE MASTER SERVICER

SECTION 13.01.    Reports and Notices.

            (a) SPS shall provide the Master Servicer the following notices and reports in a timely manner and such notices and reports shall be prepared using the same methodology and calculations used in its standard servicing reports to the Master Servicer. SPS shall send all such notices and reports to the Master
Servicer in a format used for its standard servicing reports. SPS agrees to provide the Master Servicer with read-only access to those portions of its default management and servicing platform that relate to the SPS Mortgage Loans.

                 (i) All SPS Mortgage Loans - On each Data Remittance Date, commencing in February 2005, SPS shall provide the Master Servicer a report of each SPS Mortgage Loan indicating the information contained in Exhibit P for the period relating to the related Distribution Date.

                 (ii) Liquidated Mortgage Loans - On each Data Remittance Date
     SPS shall provide the Master Servicer with a report listing each SPS
     Mortgage Loan that has liquidated or been satisfied in full indicating the information, or information substantially similar to the information, contained in Exhibit P together with all supporting documentation for the prior calendar month.

                 (iii) Mortgage Guaranty Insurance Policy Claims - Where
     applicable, SPS shall provide the Master Servicer with copies of all claims filed under any Mortgage Guaranty Insurance Policy and the actual amount paid, together with the explanation of benefits ("EOB") for each claim filed under any Mortgage Guaranty Insurance Policy in respect of a SPS
     Mortgage Loan. SPS shall remit the related Insurance Proceeds within five
     (5) Business Days after their receipt, submit to the Master Servicer a foreclosure settlement statement substantially in the form attached hereto as Exhibit Q and agrees not to deduct any related expenses prior to the
     Master Servicer's approval of the related foreclosure settlement statement.

                 (iv) Loss and Delinquency Test - SPS shall provide the Master
     Servicer with all information required for calculating the Loss and
     Delinquency Test, including but not limited to:

                      (A) Loan level and aggregate Stated Principal Balance of
          all SPS Mortgage Loans 61-90 days delinquent including any loan(s)
          delinquent on a bankruptcy plan;

                      (B) Loan level and aggregate Stated Principal Balance of
          all SPS Mortgage Loans 91 days and greater (that are not in foreclosure) including any loan(s) delinquent on a bankruptcy plan;

                      (C) Loan level and aggregate Stated Principal Balance of
          all SPS Mortgage Loans that are active foreclosures;

                      (D) Loan level and aggregate Stated Principal Balance of
          all SPS Mortgage Loans that are active REOs; and

                                      186

                      (E) Due dates for all SPS Mortgage Loans reported under
          the categories listed above in (A) through (D).

            (b) SPS shall make its servicing personnel available during normal business hours to respond, either orally or in writing by facsimile transmission, express mail, or electronic mail, to reasonable inquiries transmitted by the Master Servicer with respect to any SPS Mortgage Loan provided that SPS shall only be required to provide information that is readily accessible and available to its servicing personnel.

SECTION 13.02.    Master Servicer's Oversight With Respect to the SPS Mortgage
                  Loans.

            (a) The Master Servicer shall be permitted to provide SPS with advice, reports and recommendations regarding SPS' collection efforts and the management of specific SPS Mortgage Loans, which advice may be made in writing, in the form of electronic mail or verbally. Such advice shall be based on an evaluation of the information provided pursuant to Section 13.01(a). The advice may include comparable analysis of the performance of the SPS Mortgage Loans with similar mortgage loans serviced by other mortgage loan servicers. Such advice may also take the form of benchmark comparisons that identify and interpret SPS' strengths and weaknesses relative to similar, unidentified servicers in the industry.

            (b) Each party to the Agreement acknowledges that the Master
Servicer's advice is made in the form of recommendations, and that the Master
Servicer does not have the right to direct SPS in performing its duties under this Agreement. SPS may, after review and analysis of any recommendation of the
Master Servicer accept or reject such advice, in SPS' sole discretion, subject to the duties and obligations of SPS set forth in this Agreement.

SECTION 13.03.    Termination.

            The rights and obligations of the Master Servicer under Sections
13.01 and 13.02 of this Agreement shall terminate upon the earlier of (i) the appointment of a successor Servicer to SPS hereunder for all the SPS Mortgage
Loans or (ii) the receipt by SPS of a rating of "above average" (or its equivalent) or better as a servicer of subprime mortgage loans by each Rating
Agency that maintains a servicer rating system and a Rating on the Certificates.

SECTION 13.04.    Liability and Indemnification.

            Neither the Master Servicer, nor any of its respective directors, officers, employees, or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to
Sections 13.01 and 13.02 of this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such other Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of disregard of obligations and duties hereunder. The Master
Servicer and any director, officer, employee, or agent thereof shall be entitled to rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

                                      187

SECTION 13.05.    Confidentiality.

            The Master Servicer agrees that all material, nonpublic information supplied to it by or on behalf of SPS relating to the SPS Serviced Mortgage
Loans or details of SPS' operations or SPS' proprietary systems shall be treated confidentially except as otherwise provided by the terms of this Agreement or as required by law; it being understood that the provision of any such information by the Master Servicer to any party shall not cause such information to be considered public for purposes of this Section 13.05. The Master Servicer shall indemnify SPS against any loss, liability, claims, charges, damages, fines, penalties, judgments, actions, suits, costs and such other expenses incurred by
SPS as a result of a breach by the Master Servicer of its obligations under this
Section 13.05.

                                      188

            IN WITNESS WHEREOF, the Depositor, the Seller, the Master Servicer,
the Servicers, the Back-Up Servicer, the Special Servicer, the Trustee and the
Trust Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the date first written above.

                                    CREDIT SUISSE FIRST BOSTON MORTGAGE
                                    SECURITIES CORP., as Depositor

                                    By:   ___________________________________
                                          Name:
                                          Title:

                                    DLJ MORTGAGE CAPITAL, INC., as the Seller

                                    By:   ___________________________________
                                          Name:
                                          Title:

                                    WELLS FARGO BANK, N.A.,
                                    as Trust Administrator

                                    By:   ___________________________________
                                          Name:
                                          Title:

                                    WELLS FARGO BANK, N.A.,
                                    as Master Servicer

                                    By:   ___________________________________
                                          Name:
                                          Title:

                                    WELLS FARGO BANK, N.A.,
                                    as a Servicer

                                    By:   ___________________________________
                                          Name:
                                          Title:

                                    WELLS FARGO BANK, N.A.,
                                    as Backup Servicer

                                    By:   ___________________________________
                                          Name:
                                          Title:

                                    SELECT PORTFOLIO SERVICING, INC.,
                                    as a Servicer

                                    By:   ___________________________________
                                          Name:
                                          Title:

                                    HSBC BANK USA, NATIONAL ASSOCIATION,
                                    as Trustee

                                    By:   ___________________________________
                                          Name:
                                          Title:

                                    WILSHIRE CREDIT CORPORATION,
                                    as Special Servicer

                                    By:   ___________________________________
                                          Name:
                                          Title:

                                    U.S. BANK NATIONAL ASSOCIATION, as a
                                    Servicer

                                    By:   ___________________________________
                                          Name:
                                          Title:

                                    GREENPOINT MORTGAGE FUNDING, INC.,
                                    as a Servicer

                                    By:   ___________________________________
                                          Name:
                                          Title:

STATE OF NEW YORK       )
                        : ss.:
COUNTY OF NEW YORK      )

On this __ day of January, 2005, before me, personally appeared John P. Graham, known to me to be a Vice President of Credit Suisse First Boston Mortgage
Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                    Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK       )
                        : ss.:
COUNTY OF NEW YORK      )

On the __ day of January, 2005, before me, personally appeared Peter J. Sack, known to me to be a Vice President of DLJ Mortgage Capital, Inc., one of the
corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]

STATE OF    _____________)
                         : ss.:
COUNTY OF _____________  )

On the _____ day of January, 2005 before me, a Notary Public in and for said
State, personally appeared ____________________, known to me to be a
__________________ of SPS, the Utah corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such limited partnership executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]

STATE OF    _____________)
                         : ss.:
COUNTY OF _____________  )

On the _____ day of January, 2005 before me, a Notary Public in and for said
State, personally appeared ____________________, known to me to be a
__________________ of Wilshire Credit Corporation, the __________ corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such limited partnership executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        : ss.:
COUNTY OF               )

On the _____ day of January, 2005 before me, a Notary Public in and for said
State, personally appeared ____________________, known to me to be a
__________________ of Wells Fargo Bank, N.A., the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        : ss.:
COUNTY OF               )

On the _____ day of January, 2005 before me, a Notary Public in and for said
State, personally appeared ____________________, known to me to be a
__________________ of Wells Fargo Bank, N.A., the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        : ss.:
COUNTY OF               )

On the _____ day of January, 2005 before me, a Notary Public in and for said
State, personally appeared ____________________, known to me to be a
__________________ of Wells Fargo Bank, N.A., the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        : ss.:
COUNTY OF               )

On the _____ day of January, 2005 before me, a Notary Public in and for said
State, personally appeared ____________________, known to me to be a
__________________ of Wells Fargo Bank, N.A., the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such banking corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK       )
                        : ss.:
COUNTY OF NEW YORK      )

On the _____ day of January, 2005 before me, a Notary Public in and for said
State, personally appeared ____________________, known to me to be a
__________________ of U.S. Bank National Association, the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]

STATE OF                )
                        : ss.:
COUNTY OF               )

On the _____ day of November, 2004 before me, a Notary Public in and for said
State, personally appeared ____________________, known to me to be a
__________________ of GreenPoint Mortgage Funding, Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                          Notary Public

[NOTARIAL SEAL]